                    Statement of Additional Information For
             Flexible Premium Variable Deferred Annuity Contracts

                                Form P1154 4/00

                                  Issued by:
                  Genworth Life and Annuity Insurance Company
                 Genworth Life & Annuity VA Separate Account 1
                            6610 West Broad Street
                           Richmond, Virginia 23230
                       Telephone Number: (800) 352-9910

--------------------------------------------------------------------------------

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2017, for the Flexible Premium Variable Deferred Annuity Contracts issued by Genworth Life and Annuity Insurance Company through its Genworth Life & Annuity VA Separate Account 1. The terms used in the current prospectus for the Flexible Premium Variable Deferred Annuity Contracts are incorporated into this Statement of Additional Information.

For a free copy of the prospectus:

Call:      (800) 352-9910

Or write:  Genworth Life and Annuity Insurance Company
           6610 West Broad Street
           Richmond, Virginia 23230

Or visit:  www.genworth.com

Or:        contact your financial representative

The date of this Statement of Additional Information is May 1, 2017.

TABLE OF CONTENTS

The Company..................................................................................................... B-3

The Separate Account............................................................................................ B-4

Additional Information About the Guarantee Account.............................................................. B-4

The Contracts................................................................................................... B-4
   Transfer of Annuity Units.................................................................................... B-4
   Net Investment Factor........................................................................................ B-4

Termination of Participation Agreements......................................................................... B-4

Calculation of Performance Data................................................................................. B-5
   Subaccounts Investing in the Goldman Sachs Variable Insurance Trust -- Government Money Market Fund and the
     Dreyfus Variable Investment Fund -- Government Money Market Portfolio...................................... B-5
   Other Subaccounts............................................................................................ B-6
   Other Performance Data....................................................................................... B-7

Tax Matters..................................................................................................... B-8
   Taxation of Genworth Life and Annuity Insurance Company...................................................... B-8
   IRS Required Distributions................................................................................... B-8

General Provisions.............................................................................................. B-8
   Using the Contracts as Collateral............................................................................ B-8
   The Beneficiary.............................................................................................. B-8
   Non-Participating............................................................................................ B-9
   Misstatement of Age or Gender................................................................................ B-9
   Incontestability............................................................................................. B-9
   Statement of Values.......................................................................................... B-9
   Trust as Owner or Beneficiary................................................................................ B-9
   Written Notice............................................................................................... B-9

Legal Developments Regarding Employment-Related Benefit Plans................................................... B-9

Regulation of Genworth Life and Annuity Insurance Company....................................................... B-9

Experts......................................................................................................... B-9

Financial Statements............................................................................................ B-9

The Company

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired GLAIC on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC. We are an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth").

On October 21, 2016, Genworth entered into an agreement and plan of merger (the "Merger Agreement") with Asia Pacific Global Capital Co., Ltd. (the "Parent"), a limited liability company incorporated in the People's Republic of China, and Asia Pacific Global Capital USA Corporation ("Merger Sub"), a Delaware corporation and an indirect, wholly-owned subsidiary of the Parent. Subject to the terms and conditions of the Merger Agreement, including the satisfaction or waiver of certain conditions, Merger Sub would merge with and into Genworth with Genworth surviving the merger as an indirect, wholly-owned subsidiary of the Parent. The Parent is a newly formed subsidiary of China Oceanwide Holdings Group Co., Ltd. (together with its affiliates, "China Oceanwide"). China Oceanwide has agreed to acquire all of Genworth's outstanding common stock. At a special meeting held on March 7, 2017, Genworth's stockholders voted on and approved a proposal to adopt the Merger Agreement. The transaction is subject to other closing conditions, including the receipt of required regulatory approvals in the U.S., China, and other international markets. Both parties are engaging with regulators regarding the applications and the pending transaction. Genworth and China Oceanwide continue to expect the transaction to close by mid-2017.

We have a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York.

Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

We are a subsidiary of Genworth, a financial services company dedicated to helping meet the homeownership and long-term care needs of our customers. We operate through two segments: (i) U.S. Life Insurance and (ii) Runoff.

  . U.S. Life Insurance. Our principal products in our U.S. Life Insurance segment are life insurance and fixed deferred and immediate annuities. Deferred annuities are investment vehicles intended for contract owners who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant's lifetime or the longer of a defined number of years or the annuitant's lifetime.

     In March 2016, Genworth suspended sales of traditional life insurance and fixed annuity products. This decision resulted in the suspension of our offerings for traditional life insurance and fixed annuity products. We, however, continue to service our existing retained and reinsured blocks of business.

  . Runoff. Our Runoff segment includes the results of non-strategic products that are no longer actively sold. Our non-strategic products primarily include our variable annuities, variable life insurance, group variable annuities offered through retirement plans and institutional products. Institutional products consist of funding agreements and funding agreements backing notes. Most of our variable annuities include guaranteed minimum death benefits. Some of our group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits and certain types of guaranteed annuitization benefits. We no longer offer retail and group variable annuities but continue to accept purchase payments on and service our existing block of business. We also no longer offer variable life insurance policies but we continue to service existing policies.

We also have Corporate and Other activities, which include other corporate income and expenses not allocated to the segments.

We do business in all states, except New York, the District of Columbia and Bermuda.

We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Variable Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

The Separate Account

In accordance with the board resolution establishing the Separate Account, such Separate Account will be divided into Subaccounts, each of which shall invest in the shares of a designated mutual fund portfolio, unit investment trust, managed separate account and/or other portfolios (the "Eligible Portfolios"), and net purchase payments under the contracts shall be allocated to Subaccounts which will invest in the Eligible Portfolios set forth in the contracts in accordance with the instructions received from contract owners.

Additional Information About the Guarantee Account

The initial interest rate guarantee period for any allocation you make to the Guarantee Account will be one year or longer. Subsequent interest rate guarantee periods will each be at least one year. We may credit additional rates of interest for specified periods from time to time.

The Contracts

Transfer of Annuity Units

At your request, Annuity Units may be transferred three times per calendar year from the Subaccounts in which they are currently held (subject to certain restrictions described in the contract and and specific rider options).

The number of Annuity Units to be transferred is (a) times (b) divided by (c) where:

   (a) is the number of Annuity Units in the current Subaccount desired to be transferred;

   (b) is the Annuity Unit Value for the Subaccount in which the Annuity Units are currently held; and

   (c) is the Annuity Unit Value for the Subaccount to which the transfer is made.

If the number of Annuity Units remaining in a Subaccount after the transfer is less than 1, we will transfer the remaining Annuity Units in addition to the amounts requested. We will not transfer Annuity Units into any Subaccounts unless the number of Annuity Units of that Subaccount after the transfer is at least 1. The amount of the income payment as of the date of the transfer will not be affected by the transfer (however, subsequent variable income payments will reflect the investment experience of the selected Subaccounts).

Net Investment Factor

The net investment factor measures investment performance of the Subaccounts during a Valuation Period. Each Subaccount has its own net investment factor. The net investment factor of a Subaccount available under a contract for a Valuation Period is (a) divided by (b) minus (c) where:

   (a) is the result of:

      (1) the value of the net assets of that Subaccount at the end of the preceding Valuation Period; plus

      (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the net investment factor is being determined; minus

      (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

      (4) any amount charged against that Subaccount for taxes (this includes any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount); and

   (b) is the value of the net assets of that Subaccount at the end of the preceding Valuation Period; and

   (c) is a factor for the Valuation Period representing the mortality and expense risk charge and the administrative expense charge.

We will value assets in the Separate Account at their fair market value in accordance with generally accepted accounting practices and applicable laws and regulations.

Termination of Participation Agreements

The participation agreements pursuant to which the Portfolios sell their shares to the Separate Account contain varying provisions regarding termination. The following summarizes those provisions:

AB Variable Products Series Fund, Inc. This agreement may be terminated by the parties upon six months' advance written notice.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds). This agreement may be terminated by the parties upon six months' advance written notice.

American Century Variable Portfolios, Inc. This agreement may be terminated by either party upon 180 days' prior written notice to the other party.

American Century Variable Portfolios II, Inc. This agreement may be terminated by the parties upon 180 days' advance written notice to the other parties, unless a shorter time is agreed upon by the parties.

BlackRock Variable Series Funds, Inc. This agreement may be terminated by the parties upon 60 days' advance written notice.

Columbia Funds Variable Series Trust II. This agreement may be terminated by the parties upon 60 days' advance written notice.

Dreyfus. This agreement may be terminated by the parties upon 180 days' advance written notice.

DWS Variable Series II. The agreement may be terminated by the parties upon three months' advance written notice.

Eaton Vance Variable Trust. This agreement may be terminated by the parties upon six months' advance written notice.

Federated Insurance Series. This agreement may be terminated by the parties upon 180 days' advance written notice.

Fidelity Variable Insurance Products Fund. These agreements provide for termination upon 90 days', advance notice by either party.

Franklin Templeton Variable Insurance Trust. This agreement may be terminated by the parties upon 60 days' advance written notice to the other parties, unless a shorter period of time is agreed upon by the parties.

Goldman Sachs Variable Insurance Trust. This agreement may be terminated at the option of any party upon six months' written notice to the other parties.

Janus Aspen Series. This agreement may be terminated by the parties upon six months' advance written notice.

JPMorgan Insurance Trust. This agreement may be terminated by the parties upon 180 days' notice unless a shorter time is agreed to by the parties.

Legg Mason Partners Variable Equity Trust. The agreement may be terminated by the parties upon one year advance written notice.

MFS(R) Variable Insurance Trust and MFS(R) Variable Insurance Trust II. This agreement may be terminated by the parties upon six months' advance written notice.

Oppenheimer Variable Account Funds. This agreement may be terminated by the parties upon six months' advance written notice.

PIMCO Variable Insurance Trust. This agreement may be terminated by the parties upon six months' advance written notice, unless a shorter time is agreed to by the parties.

The Prudential Series Fund. This agreement may be terminated by the parties upon 60 days' advance written notice.

Rydex Variable Trust. This agreement may be terminated by the parties on six months' advance written notice.

State Street Variable Insurance Series Funds, Inc. This agreement may be terminated at the option of any party upon six months' written notice to the other parties, unless a shorter time is agreed to by the parties.

Wells Fargo Variable Trust. This agreement may be terminated by the parties upon six months' advance written notice.

Calculation of Performance Data

From time to time, we may disclose total return, yield, and other performance data for the Subaccounts pertaining to the contracts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC and FINRA.

The calculations of yield, total return, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular contract. Premium taxes currently range generally from 0% to 3.5% of purchase payments and are generally based on the rules of the state in which you reside.

Subaccounts Investing in the Goldman Sachs Variable Insurance Trust -- Government Money Market Fund and the Dreyfus Variable Investment Fund -- Government Money Market Portfolio

From time to time, advertisements and sales literature may quote the yield of the Subaccounts investing in the Goldman Sachs Variable Insurance Trust -- Government Money Market Fund and the Dreyfus Variable Investment Fund -- Government Money Market Portfolio for a seven-day period, in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a contract having a balance of one unit in the Subaccount investing in the Goldman Sachs Variable Insurance Trust -- Government Money Market Fund or the Subaccount investing in the Dreyfus Variable Investment
Fund -- Government Money Market Portfolio at the beginning of the period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing the result on a 365-day basis. The net change in account value reflects: 1) net income from the Portfolio attributable to an initial investment of $10,000; and 2) charges and deductions imposed under the contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the $30 annual contract charge, the mortality and expense risk charge (deducted daily at an effective annual rate of 1.30% of the hypothetical investment in the Separate Account), and the administrative expense charge (deducted daily at an effective annual rate of 0.15% of assets in the Separate Account). We assume for the purposes of the yield calculation that this charge will be waived. Current Yield will be calculated according to the following formula:

Current Yield = ((NCP - ES)/UV) X (365/7)

where:

NCP  =   the net change in the value of the investment Portfolio
         (exclusive of realized gains and losses on the sale of
         securities and unrealized appreciation and depreciation
         and income other than investment income) for the
         seven-day period attributable to a hypothetical account
         having a balance of one unit.
ES   =   per unit expenses of the hypothetical account for the
         seven-day period.
UV   =   the unit value on the first day of the seven-day period.

We may also quote the effective yield of the Subaccount investing in the Goldman Sachs Variable Insurance Trust -- Government Money Market Fund or the Subaccount investing in the Dreyfus Variable Investment Fund -- Government Money Market Portfolio determined on a compounded basis for the same seven-day period. The effective yield is calculated by compounding the base period return according to the following formula:

Effective Yield = (1 + ((NCP - ES)/UV))/365/7/ - 1

where:

NCP  =   the net change in the value of the investment Portfolio
         (exclusive of realized gains and losses on the sale of
         securities and unrealized appreciation and depreciation
         and income other than investment income) for the
         seven-day period attributable to a hypothetical account
         having a balance of one unit.
ES   =   per unit expenses of the hypothetical account for the
         seven-day period.
UV   =   the unit value for the first day of the seven-day period.

The yield on amounts held in the Subaccount investing in the Goldman Sachs Variable Insurance Trust -- Government Money Market Fund or the Subaccount investing in the Dreyfus Variable Investment Fund -- Government Money Market Portfolio normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Goldman Sachs Variable Insurance Trust -- Government Money Market Fund's or the Dreyfus Variable Investment Fund -- Government Money Market Portfolio's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Goldman Sachs Variable Insurance Trust -- Government Money Market Fund or Dreyfus Variable Investment Fund -- Government Money Market Portfolio, the types and quality of portfolio securities held by that Portfolio, and that Portfolio's operating expenses. Because of the charges and deductions imposed under the contract, the yield for the Subaccount investing in the Goldman Sachs Variable Insurance Trust -- Government Money Market Fund or the Dreyfus Variable Investment Fund -- Government Money Market Portfolio or will be lower than the yield for the Subaccount investing in the Goldman Sachs Variable Insurance Trust -- Government Money Market Fund or the Dreyfus Variable Investment Fund -- Government Money Market Portfolio.

Yield calculations do not take into account the surrender charges imposed under the contract or the charges for any optional riders.

Goldman Sachs Variable Insurance Trust -- Government Money Market Fund

                Current Yield: -1.36% as of December 31, 2016
                Effective Yield: -1.35% as of December 31, 2016

Dreyfus Variable Investment Fund -- Government Money Market Portfolio

                Current Yield: -1.55% as of December 31, 2016
                Effective Yield: -1.54% as of December 31, 2016

Past Performance is not a Guarantee or Projection of Future Results.

Other Subaccounts

Standardized Total Return. Sales literature or advertisements may quote total return, including average annual total return for one or more of the Subaccounts for various periods of time including 1 year, 5 years and 10 years, or from inception if any of those periods are not available.

Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.

For periods that began before the contract was available, performance data will be based on the performance of the underlying Portfolios, adjusted for the level of the Separate Account and contract charges currently in effect. Average annual total return will be calculated using Subaccount unit values and deductions for the annual contract charge and the surrender charge as described below:

   (1) We calculate the unit value for each Valuation Period based on the performance of the Subaccount's underlying investment Portfolio (after deductions for Portfolio expenses, the administrative expense charge, and the mortality and expense risk charge).

   (2) The annual contract charge is $30 deducted at the beginning of each contract year after the first. For purposes of calculating average annual total return, we assume that the annual contract charge is equivalent to 0.30% of Contract Value. This charge is waived if the Contract Value is more than $40,000 at the time the charge is due.

   (3) The surrender charge will be determined by assuming a surrender of the contract at the end of the period. Average annual total return for periods of six years or less will therefore reflect the deduction of a surrender charge.

   (4) Standardized total return considers the maximum charges for the Guaranteed Minimum Withdrawal Benefit for Life Rider (equal to an annual effective rate of 2.00% of the daily net assets in the Separate Account).

   (5) Standardized total return considers the charges for the Earnings Protector Death Benefit Rider Option (equal to an annualized rate of 0.30% of your Contract Value deducted on your contract anniversary).

   (6) Standardized total return considers the charge for the Annual Step-Up Death Benefit Rider Option (equal to an annualized rate of 0.20% of your Contract Value deducted on your contract anniversary).

   (7) Standardized total return does not reflect the deduction of any premium taxes.

   (8) Standardized total return will then be calculated according to the following formula:

       TR = (ERV/P)/1/N-/1

where:

TR   =   the average annual total return for the
         period.
ERV  =   the ending redeemable value (reflecting
         deductions as described above) of the
         hypothetical investment at the end of the
         period.
P    =   a hypothetical single investment of $1,000.
N    =   the duration of the period (in years).

The Portfolios have provided the price information used to calculate the historical performance of the Subaccounts. We have no reason to doubt the accuracy of the figures provided by the Portfolios. We have not independently verified such information.

Other Performance Data

We may disclose cumulative total return in conjunction with the standardized format described above. The cumulative total return will be calculated using the following formula:

CTR = (ERV/P)-1

where:

CTR  =   the cumulative total return for the period.
ERV  =   the ending redeemable value (reflecting deductions as
         described above) of the hypothetical investment at the
         end of the period.
P    =   a hypothetical single investment of $1,000.

Sales literature may also quote cumulative and/or average annual total return that does not reflect the surrender charge. This is calculated in exactly the same way as average annual total return, except that the ending redeemable value of the hypothetical investment is replaced with an ending value for the period that does not take into account any charges on withdrawn amounts. If such charges were included, the performance numbers would be lower.

Other non-standardized quotations of Subaccount performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated. We will accompany any non-standardized quotations of Subaccount performance with standardized performance quotations.

Tax Matters

Taxation of Genworth Life and Annuity Insurance Company

We do not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the contracts. See the "Tax Matters" section of the prospectus. Based upon these expectations, no charge is being made currently to the Separate Account for federal income taxes. We will periodically review the question of a charge to the Separate Account for federal income taxes related to the Separate Account. Such a charge may be made in future years if we believe that we may incur federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the contracts, the Contract Value would be correspondingly adjusted by any provision or charge for such taxes.

We may also incur state and local taxes (in addition to premium taxes). At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we currently impose a charge), charges for such taxes attributable to the Separate Account may be made.

IRS Required Distributions

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

   (a) if any owner dies on or after the Annuity Commencement Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and

   (b) if any owner dies prior to the Annuity Commencement Date, the entire interest in the contract will be distributed:

      (1) within five years after the date of that owner's death; or

      (2) as income payments which will begin within one year of that owner's death and which will be made over the life of the owner's "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary.

   The "designated beneficiary" generally is the person who will be treated as the sole owner of the contract following the death of the owner, joint owner or, in certain circumstances, the Annuitant or Joint Annuitant. However, if the "designated beneficiary" is the surviving spouse of the decedent, these distribution rules will not apply until the surviving spouse's death (and this spousal exception will not again be available). If any owner is not an individual, the death of the Annuitant or Joint Annuitant will be treated as the death of an owner for purposes of these rules.

The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules apply to Qualified Contracts.

General Provisions

Using the Contracts as Collateral

A Non-Qualified Contract can be assigned as collateral security. We must be notified in writing if a contract is assigned. Any payment made before the assignment is recorded at our Home Office will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of a beneficiary may be affected by an assignment. The basic benefits of a Non-Qualified Contract are assignable. Additional benefits added by rider may or may not be available/eligible for assignment. Assigning a contract as collateral may have adverse tax consequences. See the "Tax Matters" provision of the prospectus.

A Qualified Contract may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

The Beneficiary

You may select one or more primary and contingent beneficiaries during your lifetime upon application and by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation.

Non-Participating

The contract is non-participating. No dividends are payable.

Misstatement of Age or Gender

If the Annuitant's age or gender, if applicable, was misstated on the contract data page, any contract benefits or proceeds, or availability thereof, will be determined using the correct age and gender.

Incontestability

We will not contest the contract.

Statement of Values

At least once each year, we will send you a statement of values within 30 days after each report date. The statement will show Contract Value, purchase payments and other financial transactions made by you during the report period.

Trust as Owner or Beneficiary

If a trust is named as the owner or beneficiary of this contract and subsequently exercises ownership rights or claims benefits hereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of contract benefits to the trustee shall release us from all obligations under the contract to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

Written Notice

Any written notice should be sent to us at our Home Office at 6610 West Broad Street, Richmond, Virginia 23230. The contract number and the Annuitant's full name must be included.

We will send all notices to the owner at the last known address on file with us.

Legal Developments Regarding Employment-Related Benefit Plans

On July 6, 1983, the Supreme Court held in Arizona Governing Committee for Tax Deferred Annuity v. Norris, 463 U.S. 1073 (1983), that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. The contract contains guaranteed annuity purchase rates for certain Optional Payment Plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a contract may be purchased.

Regulation of Genworth Life and Annuity Insurance Company

Besides federal securities laws and Virginia insurance law, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments. Presently, we are licensed to do business in the District of Columbia, Bermuda, and all states, except New York.

Experts

The consolidated financial statements of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2016 and 2015, and for each of the years in the three-year period ended December 31, 2016, and the financial statements of the Subaccounts which comprise the Separate Account as of December 31, 2016 and for the periods indicated, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The business address for KPMG LLP is 1021 East Cary Street, Suite 2000, Richmond, Virginia 23219.

Financial Statements

The Statement of Additional Information contains the consolidated financial statements of the Company and its subsidiaries (collectively referred to in this paragraph as the "Company") and financial statements of the Separate Account. You should distinguish the consolidated financial statements of the Company from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                             Financial Statements

                         Year ended December 31, 2016

    (With Report of Independent Registered Public Accounting Firm Thereon)

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               Table of Contents

                         Year ended December 31, 2016

                                                                            Page
                                                                            ----
Report of Independent Registered Public Accounting Firm....................  F-1

Statements of Assets and Liabilities.......................................  F-3

Statements of Operations................................................... F-17

Statements of Changes in Net Assets........................................ F-31

Notes to Financial Statements.............................................. F-59

            Report of Independent Registered Public Accounting Firm

The Contract Owners
Genworth Life & Annuity VA Separate Account 1 and
The Board of Directors
Genworth Life and Annuity Insurance Company:

   We have audited the accompanying statements of assets and liabilities of Genworth Life & Annuity VA Separate Account 1 (the Separate Account) (comprising the AB Variable Products Series Fund, Inc. -- AB Balanced Wealth Strategy Portfolio -- Class B, AB Global Thematic Growth Portfolio -- Class B, AB Growth and Income Portfolio -- Class B, AB International Value Portfolio -- Class B, AB Large Cap Growth Portfolio -- Class B, AB Small Cap Growth Portfolio -- Class B; AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. American Franchise Fund -- Series I shares, Invesco V.I. American Franchise Fund -- Series II shares, Invesco V.I. Comstock Fund -- Series II shares, Invesco V.I. Core Equity Fund -- Series I shares, Invesco V.I Equity and Income Fund -- Series II shares, Invesco V.I. Global Real Estate Fund -- Series II shares, Invesco V.I Government Securities Fund -- Series I shares, Invesco V.I. International Growth Fund -- Series II shares, Invesco V.I. Managed Volatility Fund -- Series I shares, Invesco V.I. Technology Fund -- Series I shares, Invesco V.I. Value Opportunities Fund -- Series II shares; American Century Variable Portfolios II, Inc. -- VP Inflation Protection Fund -- Class II; American Century Variable Portfolios, Inc. -- VP Income & Growth Fund -- Class I, VP International Fund -- Class I, VP Ultra(R) Fund -- Class I, VP Value Fund -- Class I; BlackRock Variable Series Funds, Inc. -- BlackRock Basic Value V.I. Fund -- Class III Shares, BlackRock Global Allocation V.I. Fund -- Class III Shares, BlackRock Large Cap Growth V.I. Fund -- Class III Shares, BlackRock Value Opportunities V.I. Fund -- Class III Shares; Columbia Funds Variable Insurance Trust I -- Columbia Variable Portfolio -- International Opportunities Fund -- Class 2, Variable Portfolio -- Loomis Sayles Growth Fund II -- Class 1; Columbia Funds Variable Series Trust II -- Columbia Variable Portfolio -- Select International Equity Fund -- Class 2, Variable Portfolio -- Loomis Sayles Growth Fund -- Class 1; Deutsche Variable Series I -- Deutsche Capital Growth VIP -- Class B Shares; Deutsche Variable Series II -- Deutsche Large Cap Value VIP -- Class B Shares, Deutsche Small Mid Cap Value VIP -- Class B Shares; Dreyfus -- Dreyfus Investment Portfolios MidCap Stock Portfolio -- Initial Shares, Dreyfus Variable Investment Fund -- Government Money Market Portfolio, The Dreyfus Socially Responsible Growth Fund, Inc. -- Initial Shares; Eaton Vance Variable Trust -- VT Floating-Rate Income Fund; Federated Insurance Series -- Federated High Income Bond Fund II -- Primary Shares, Federated High Income Bond Fund II -- Service Shares, Federated Kaufmann Fund II -- Service Shares, Federated Managed Tail Risk Fund II -- Primary Shares, Federated Managed Volatility Fund II; Fidelity(R) Variable Insurance Products Fund -- VIP Asset Manager/SM/ Portfolio -- Initial Class, VIP Asset Manager/SM/ Portfolio -- Service Class 2, VIP Balanced Portfolio -- Service Class 2, VIP Contrafund(R) Portfolio -- Initial Class, VIP Contrafund(R) Portfolio -- Service Class 2, VIP Dynamic Capital Appreciation Portfolio -- Service Class 2, VIP Equity-Income Portfolio -- Initial Class, VIP Equity-Income Portfolio -- Service Class 2, VIP Growth & Income Portfolio -- Initial Class, VIP Growth & Income Portfolio -- Service Class 2, VIP Growth Opportunities Portfolio -- Initial Class, VIP Growth Opportunities Portfolio -- Service Class 2, VIP Growth Portfolio -- Initial Class, VIP Growth Portfolio -- Service Class 2, VIP Investment Grade Bond Portfolio -- Service Class 2, VIP Mid Cap Portfolio -- Initial Class, VIP Mid Cap Portfolio -- Service Class 2, VIP Overseas Portfolio -- Initial Class, VIP Value Strategies Portfolio -- Service Class 2; Franklin Templeton Variable Insurance Products Trust -- Franklin Founding Funds Allocation VIP Fund -- Class 2 Shares, Franklin Income VIP Fund -- Class 2 Shares, Franklin Large Cap Growth VIP Fund -- Class 2 Shares, Franklin Mutual Shares VIP Fund -- Class 2 Shares, Templeton Foreign VIP Fund -- Class 1 Shares, Templeton Foreign VIP Fund -- Class 2 Shares, Templeton Global Bond VIP Fund -- Class 1 Shares, Templeton Growth VIP Fund -- Class 2 Shares; Goldman Sachs Variable Insurance Trust -- Goldman Sachs Government Money Market Fund -- Service Shares, Goldman Sachs Large Cap Value Fund -- Institutional Shares, Goldman Sachs Mid Cap Value -- Institutional Shares; JPMorgan Insurance Trust -- JPMorgan Insurance Trust Core Bond Portfolio -- Class 1, JPMorgan Insurance Trust Intrepid Mid Cap Portfolio -- Class 1, JPMorgan Insurance Trust Mid Cap Value Portfolio -- Class 1, JPMorgan Insurance Trust Small Cap Core Portfolio -- Class 1, JPMorgan Insurance Trust U.S. Equity Portfolio -- Class 1; Janus Aspen Series -- Balanced Portfolio -- Institutional Shares, Balanced Portfolio -- Service Shares, Enterprise Portfolio -- Institutional Shares, Enterprise Portfolio -- Service Shares, Flexible Bond Portfolio -- Institutional Shares, Forty Portfolio -- Institutional Shares, Forty Portfolio -- Service Shares, Global Research Portfolio -- Institutional Shares, Global Research Portfolio -- Service Shares, Global Technology Portfolio -- Service Shares, Janus Portfolio -- Institutional Shares, Janus Portfolio -- Service Shares, Overseas Portfolio -- Institutional Shares, Overseas Portfolio -- Service Shares; Legg Mason Partners Variable Equity Trust -- ClearBridge Variable Aggressive Growth Portfolio -- Class II, ClearBridge Variable Dividend

Strategy Portfolio -- Class I, ClearBridge Variable Dividend Strategy Portfolio -- Class II, ClearBridge Variable Large Cap Value Portfolio -- Class I; MFS(R) Variable Insurance Trust -- MFS(R) Investors Trust Series -- Service
Class Shares, MFS(R) New Discovery Series -- Service Class Shares, MFS(R) Total Return Series -- Service Class Shares, MFS(R) Utilities Series -- Service
Class Shares; MFS(R) Variable Insurance Trust II -- MFS(R) Massachusetts Investors Growth Stock Portfolio -- Service Class Shares, MFS(R) Strategic Income Portfolio -- Service Class Shares; Oppenheimer Variable Account Funds -- Oppenheimer Capital Appreciation Fund/VA -- Non-Service Shares, Oppenheimer Capital Appreciation Fund/VA -- Service Shares, Oppenheimer Conservative Balanced Fund/VA -- Non-Service Shares, Oppenheimer Conservative Balanced Fund/VA -- Service Shares, Oppenheimer Core Bond Fund/VA -- Non-Service Shares, Oppenheimer Discovery Mid Cap Growth Fund/VA -- Non-Service Shares, Oppenheimer Discovery Mid Cap Growth Fund/VA -- Service Shares, Oppenheimer Global Fund/VA -- Service Shares, Oppenheimer Global Strategic Income Fund/VA -- Non-Service Shares, Oppenheimer Main Street Fund/VA -- Service Shares, Oppenheimer Main Street Small Cap Fund(R)/VA -- Service Shares; PIMCO Variable Insurance Trust -- All Asset Portfolio -- Advisor Class Shares, Foreign Bond Portfolio (U.S. Dollar Hedged) -- Administrative Class Shares, High Yield Portfolio -- Administrative Class Shares, Long-Term U.S. Government Portfolio -- Administrative Class Shares, Low Duration Portfolio -- Administrative
Class Shares, Total Return Portfolio -- Administrative Class Shares; Rydex Variable Trust -- NASDAQ -- 100(R) Fund; State Street Variable Insurance Series Funds, Inc. -- Core Value Equity V.I.S. Fund -- Class 1 Shares, Income V.I.S. Fund -- Class 1 Shares, Premier Growth Equity V.I.S. Fund -- Class 1 Shares, Real Estate Securities V.I.S. Fund -- Class 1 Shares, S&P 500(R) Index V.I.S. Fund, Small-Cap Equity V.I.S. Fund -- Class 1 Shares, Total Return V.I.S. Fund -- Class 1 Shares, Total Return V.I.S. Fund -- Class 3 Shares, U.S. Equity V.I.S. Fund -- Class 1 Shares; The Alger Portfolios -- Alger Large Cap Growth Portfolio -- Class I-2 Shares, Alger Small Cap Growth Portfolio -- Class I-2 Shares; The Prudential Series Fund -- Jennison 20/20 Focus Portfolio --
Class II Shares, Jennison Portfolio -- Class II Shares, Natural Resources Portfolio -- Class II Shares, SP International Growth Portfolio -- Class II Shares, SP Prudential U.S. Emerging Growth Portfolio -- Class II Shares; Wells Fargo Variable Trust -- Wells Fargo VT Omega Growth Fund -- Class 2) as of December 31, 2016, the related statements of operations for the year or lesser period then ended, the statements of changes in net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Genworth Life & Annuity VA Separate Account 1 as of December 31, 2016, the results of their operations for the year or lesser period then ended, the change in their net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Richmond, Virginia
April 17, 2017

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                     Statements of Assets and Liabilities

                               December 31, 2016


                                                                    AB Variable Products Series Fund, Inc.
                                             ------------------------------------------------------------------------------------

                                                   AB              AB             AB           AB            AB           AB
                                             Balanced Wealth Global Thematic  Growth and  International  Large Cap    Small Cap
                                                Strategy         Growth         Income        Value        Growth       Growth
                               Consolidated   Portfolio --    Portfolio --   Portfolio -- Portfolio --  Portfolio -- Portfolio --
                                  Total          Class B         Class B       Class B       Class B      Class B      Class B
                              -------------- --------------- --------------- ------------ ------------- ------------ ------------
Assets:
Investments at fair
  value (note 2b)............ $5,620,918,811   15,601,544       2,138,056     43,008,097   72,829,348    18,831,182   5,646,171
Dividend receivable..........        908,534           --              --             --           --            --          --
Receivable for units sold....        151,979          716              --             --           --            --          --
                              --------------   ----------       ---------     ----------   ----------    ----------   ---------
       Total assets..........  5,621,979,324   15,602,260       2,138,056     43,008,097   72,829,348    18,831,182   5,646,171
                              --------------   ----------       ---------     ----------   ----------    ----------   ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......        257,773          775              92          1,820        3,440           791         242
Payable for units
  withdrawn..................      2,425,843           --              28          3,667       11,679        44,031         104
                              --------------   ----------       ---------     ----------   ----------    ----------   ---------
       Total liabilities.....      2,683,616          775             120          5,487       15,119        44,822         346
                              --------------   ----------       ---------     ----------   ----------    ----------   ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  5,105,505,900   14,131,465       2,137,936     42,612,326   69,028,660    18,782,361   5,603,072
   Variable annuity
     contract owners in
     the annuitization
     period..................    513,789,808    1,470,020              --        390,284    3,785,569         3,999      42,753
                              --------------   ----------       ---------     ----------   ----------    ----------   ---------
       Net assets............ $5,619,295,708   15,601,485       2,137,936     43,002,610   72,814,229    18,786,360   5,645,825
                              ==============   ==========       =========     ==========   ==========    ==========   =========
Investments in
  securities at cost......... $5,323,960,752   16,667,659       1,782,334     29,915,412   74,013,933    17,695,234   7,735,684
                              ==============   ==========       =========     ==========   ==========    ==========   =========
Shares outstanding...........                   1,497,269          99,352      1,395,008    5,534,145       434,700     472,088
                                               ==========       =========     ==========   ==========    ==========   =========

                                   AIM Variable Insurance Funds
                                (Invesco Variable Insurance Funds)
                              --------------------------------------
                              Invesco V.I. Invesco V.I.
                                American     American   Invesco V.I.
                               Franchise    Franchise     Comstock
                                Fund --      Fund --      Fund --
                                Series I    Series II    Series II
                                 shares       shares       shares
                              ------------ ------------ ------------
Assets:
Investments at fair
  value (note 2b)............  6,856,342    4,636,701    85,084,176
Dividend receivable..........         --           --            --
Receivable for units sold....         40           --            --
                               ---------    ---------    ----------
       Total assets..........  6,856,382    4,636,701    85,084,176
                               ---------    ---------    ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......        293          197         3,912
Payable for units
  withdrawn..................         --           --         4,465
                               ---------    ---------    ----------
       Total liabilities.....        293          197         8,377
                               ---------    ---------    ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  6,851,666    4,624,104    81,849,955
   Variable annuity
     contract owners in
     the annuitization
     period..................      4,423       12,400     3,225,844
                               ---------    ---------    ----------
       Net assets............  6,856,089    4,636,504    85,075,799
                               =========    =========    ==========
Investments in
  securities at cost.........  5,107,911    2,665,157    73,372,151
                               =========    =========    ==========
Shares outstanding...........    127,965       89,236     4,569,505
                               =========    =========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016




                                                                    AIM Variable Insurance Funds
                                                           (Invesco Variable Insurance Funds) (continued)
                              -------------------------------------------------------------------------------------------
                                           Invesco V.I. Invesco V.I. Invesco V.I. Invesco V.I.  Invesco V.I.
                              Invesco V.I.  Equity and  Global Real   Government  International   Managed    Invesco V.I.
                              Core Equity     Income       Estate     Securities     Growth      Volatility   Technology
                                Fund --      Fund --      Fund --      Fund --       Fund --      Fund --      Fund --
                                Series I    Series II    Series II     Series I     Series II     Series I     Series I
                                 shares       shares       shares       shares       shares        shares       shares
                              ------------ ------------ ------------ ------------ ------------- ------------ ------------
Assets:
Investments at fair
  value (note 2b)............ $90,217,279   20,638,198    257,340       4,921      36,781,609        --           --
Dividend receivable..........          --           --         --          --              --        --           --
Receivable for units sold....      38,642           --         --          --              --        --           --
                              -----------   ----------    -------       -----      ----------        --           --
       Total assets..........  90,255,921   20,638,198    257,340       4,921      36,781,609        --           --
                              -----------   ----------    -------       -----      ----------        --           --
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......       4,267        1,067         13          --           1,662        --           --
Payable for units
  withdrawn..................          --        2,210         79           1           6,832        --           --
                              -----------   ----------    -------       -----      ----------        --           --
       Total liabilities.....       4,267        3,277         92           1           8,494        --           --
                              -----------   ----------    -------       -----      ----------        --           --
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  85,409,453   19,884,745    176,372       4,920      35,671,860        --           --
   Variable annuity
     contract owners in
     the annuitization
     period..................   4,842,201      750,176     80,876          --       1,101,255        --           --
                              -----------   ----------    -------       -----      ----------        --           --
       Net assets............ $90,251,654   20,634,921    257,248       4,920      36,773,115        --           --
                              ===========   ==========    =======       =====      ==========        ==           ==
Investments in
  securities at cost......... $91,160,227   18,690,190    257,175       5,121      35,325,599        --           --
                              ===========   ==========    =======       =====      ==========        ==           ==
Shares outstanding...........   2,608,944    1,167,319     16,402         431       1,133,835        --           --
                              ===========   ==========    =======       =====      ==========        ==           ==

                                                 American     American
                                                 Century       Century
                                                 Variable     Variable
                                              Portfolios II, Portfolios,
                                                   Inc.         Inc.
                              --------------  -------------- -----------
                              Invesco V.I.
                                  Value
                              Opportunities    VP Inflation  VP Income &
                                 Fund --        Protection     Growth
                                Series II        Fund --       Fund --
                                 shares          Class II      Class I
                              -------------   -------------- -----------
Assets:
Investments at fair
  value (note 2b)............   5,792,894       42,570,079     740,047
Dividend receivable..........          --               --          --
Receivable for units sold....          --            7,445          --
                                ---------       ----------     -------
       Total assets..........   5,792,894       42,577,524     740,047
                                ---------       ----------     -------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......         250            2,011          38
Payable for units
  withdrawn..................         107               --          37
                                ---------       ----------     -------
       Total liabilities.....         357            2,011          75
                                ---------       ----------     -------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   5,778,424       40,262,598     502,113
   Variable annuity
     contract owners in
     the annuitization
     period..................      14,113        2,312,915     237,859
                                ---------       ----------     -------
       Net assets............   5,792,537       42,575,513     739,972
                                =========       ==========     =======
Investments in
  securities at cost.........   6,599,443       44,310,100     685,848
                                =========       ==========     =======
Shares outstanding...........     898,123        4,210,690      79,404
                                =========       ==========     =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016



                                  American Century Variable
                                 Portfolios, Inc. (continued)              BlackRock Variable Series Funds, Inc.
                              ---------------------------------- ----------------------------------------------------------

                                                                                     BlackRock     BlackRock    BlackRock
                                                                    BlackRock         Global       Large Cap      Value
                                   VP                            Basic Value V.I. Allocation V.I. Growth V.I. Opportunities
                              International VP Ultra(R) VP Value     Fund --          Fund --       Fund --   V.I. Fund --
                                 Fund --      Fund --   Fund --     Class III        Class III     Class III    Class III
                                 Class I      Class I   Class I       Shares          Shares        Shares       Shares
                              ------------- ----------- -------- ---------------- --------------- ----------- -------------
Assets:
Investments at fair
  value (note 2b)............   $507,487      45,897     67,217     56,123,268      284,995,034    2,900,225    5,494,111
Dividend receivable..........         --          --         --             --               --           --           --
Receivable for units sold....         --          --         --          2,794               --           --           --
                                --------      ------     ------     ----------      -----------    ---------    ---------
       Total assets..........    507,487      45,897     67,217     56,126,062      284,995,034    2,900,225    5,494,111
                                --------      ------     ------     ----------      -----------    ---------    ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......         25           1          2          2,634           14,327          126          239
Payable for units
  withdrawn..................         54           1          5             --           97,668           10        4,713
                                --------      ------     ------     ----------      -----------    ---------    ---------
       Total liabilities.....         79           2          7          2,634          111,995          136        4,952
                                --------      ------     ------     ----------      -----------    ---------    ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................    387,341      45,895     67,210     53,449,988      263,738,568    2,900,089    5,483,068
   Variable annuity
     contract owners in
     the annuitization
     period..................    120,067          --         --      2,673,440       21,144,471           --        6,091
                                --------      ------     ------     ----------      -----------    ---------    ---------
       Net assets............   $507,408      45,895     67,210     56,123,428      284,883,039    2,900,089    5,489,159
                                ========      ======     ======     ==========      ===========    =========    =========
Investments in
  securities at cost.........   $489,289      35,327     43,891     52,422,661      293,753,123    2,782,898    4,404,147
                                ========      ======     ======     ==========      ===========    =========    =========
Shares outstanding...........     54,161       2,971      6,414      3,721,702       21,316,009      219,050      250,987
                                ========      ======     ======     ==========      ===========    =========    =========

                                                             Columbia
                                Columbia Funds Variable   Funds Variable
                                   Insurance Trust I      Series Trust II
                              --------------------------- ---------------
                                Columbia                     Columbia
                                Variable      Variable       Variable
                              Portfolio --  Portfolio --   Portfolio --
                              International Loomis Sayles     Select
                              Opportunities    Growth      International
                                 Fund --     Fund II --   Equity Fund --
                                 Class 2       Class 1        Class 2
                              ------------- ------------- ---------------
Assets:
Investments at fair
  value (note 2b)............      --            --         15,451,186
Dividend receivable..........      --            --                 --
Receivable for units sold....      --            --                 10
                                   --            --         ----------
       Total assets..........      --            --         15,451,196
                                   --            --         ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......      --            --                668
Payable for units
  withdrawn..................      --            --                 --
                                   --            --         ----------
       Total liabilities.....      --            --                668
                                   --            --         ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................      --            --         15,421,024
   Variable annuity
     contract owners in
     the annuitization
     period..................      --            --             29,504
                                   --            --         ----------
       Net assets............      --            --         15,450,528
                                   ==            ==         ==========
Investments in
  securities at cost.........      --            --         15,892,600
                                   ==            ==         ==========
Shares outstanding...........      --            --          1,234,120
                                   ==            ==         ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                 Columbia
                              Funds Variable      Deutsche
                              Series Trust II     Variable      Deutsche Variable
                                (continued)       Series I          Series II                       Dreyfus
                              --------------- ---------------- ------------------- ------------------------------------------
                                                                                                    Dreyfus
                                                               Deutsche  Deutsche     Dreyfus       Variable    The Dreyfus
                                 Variable     Deutsche Capital   Large   Small Mid   Investment    Investment     Socially
                               Portfolio --        Growth      Cap Value Cap Value   Portfolios     Fund --     Responsible
                               Loomis Sayles       VIP --       VIP --    VIP --    MidCap Stock   Government      Growth
                              Growth Fund --      Class B       Class B   Class B   Portfolio --  Money Market Fund, Inc. --
                                  Class 1          Shares       Shares    Shares   Initial Shares  Portfolio   Initial Shares
                              --------------- ---------------- --------- --------- -------------- ------------ --------------
Assets:
Investments at fair
  value (note 2b)............   $20,590,332        8,167        52,939    20,559      104,104       685,485      5,681,201
Dividend receivable..........            --           --            --        --           --             6             --
Receivable for units sold....            --           --            --        --           --            --             --
                                -----------        -----        ------    ------      -------       -------      ---------
       Total assets..........    20,590,332        8,167        52,939    20,559      104,104       685,491      5,681,201
                                -----------        -----        ------    ------      -------       -------      ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......           883           --             3         1            4            32            240
Payable for units
  withdrawn..................         2,839            1            --         1           --             1             --
                                -----------        -----        ------    ------      -------       -------      ---------
       Total liabilities.....         3,722            1             3         2            4            33            240
                                -----------        -----        ------    ------      -------       -------      ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................    20,582,264        8,166        52,936    20,557      104,100       685,458      5,680,961
   Variable annuity
     contract owners in
     the annuitization
     period..................         4,346           --            --        --           --            --             --
                                -----------        -----        ------    ------      -------       -------      ---------
       Net assets............   $20,586,610        8,166        52,936    20,557      104,100       685,458      5,680,961
                                ===========        =====        ======    ======      =======       =======      =========
Investments in
  securities at cost.........   $19,647,727        6,842        50,579    16,728       85,151       685,485      4,792,037
                                ===========        =====        ======    ======      =======       =======      =========
Shares outstanding...........       938,056          307         3,842     1,236        5,182       685,485        150,058
                                ===========        =====        ======    ======      =======       =======      =========


                                Eaton Vance
                               Variable Trust   Federated Insurance Series
                              ---------------- -----------------------------


                                               Federated High
                                                Income Bond   Federated High
                                                 Fund II --    Income Bond
                              VT Floating-Rate    Primary       Fund II --
                                Income Fund        Shares     Service Shares
                              ---------------- -------------- --------------
Assets:
Investments at fair
  value (note 2b)............    44,975,275      12,263,465     14,459,681
Dividend receivable..........       126,306              --             --
Receivable for units sold....            --              --             --
                                 ----------      ----------     ----------
       Total assets..........    45,101,581      12,263,465     14,459,681
                                 ----------      ----------     ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......         1,986             488            609
Payable for units
  withdrawn..................        23,717           1,786          1,861
                                 ----------      ----------     ----------
       Total liabilities.....        25,703           2,274          2,470
                                 ----------      ----------     ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................    43,844,712      12,248,199     14,414,449
   Variable annuity
     contract owners in
     the annuitization
     period..................     1,231,166          12,992         42,762
                                 ----------      ----------     ----------
       Net assets............    45,075,878      12,261,191     14,457,211
                                 ==========      ==========     ==========
Investments in
  securities at cost.........    44,643,895      12,040,894     14,046,724
                                 ==========      ==========     ==========
Shares outstanding...........     4,856,941       1,792,904      2,123,301
                                 ==========      ==========     ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


                               Federated Insurance Series (continued)
                              --------------------------------------- --------------
                                              Federated
                                               Managed
                                Federated     Tail Risk   Federated     VIP Asset
                                 Kaufmann     Fund II --   Managed      Manager/SM
                                Fund II --     Primary    Volatility  /Portfolio --
                              Service Shares    Shares     Fund II    Initial Class
                              --------------  ----------  ----------  --------------
Assets:
Investments at fair
  value (note 2b)............  $17,753,913    5,284,054   5,631,543     44,785,174
Dividend receivable..........           --           --          --             --
Receivable for units sold....           --          133          --             --
                               -----------    ---------   ---------     ----------
       Total assets..........   17,753,913    5,284,187   5,631,543     44,785,174
                               -----------    ---------   ---------     ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......          747          211         223          1,507
Payable for units
  withdrawn..................       39,973           --         105         32,838
                               -----------    ---------   ---------     ----------
       Total liabilities.....       40,720          211         328         34,345
                               -----------    ---------   ---------     ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   17,666,299    5,272,352   5,622,503     44,023,246
   Variable annuity
     contract owners in
     the annuitization
     period..................       46,894       11,624       8,712        727,583
                               -----------    ---------   ---------     ----------
       Net assets............  $17,713,193    5,283,976   5,631,215     44,750,829
                               ===========    =========   =========     ==========
Investments in
  securities at cost.........  $16,122,864    6,396,366   5,620,812     43,625,749
                               ===========    =========   =========     ==========
Shares outstanding...........    1,106,852    1,098,556     591,549      2,930,967
                               ===========    =========   =========     ==========

                                         Fidelity(R) Variable Insurance Products Fund
                              ---------------------------------------------------------------------------------
                                                                                     VIP Dynamic
                               VIP Asset        VIP                         VIP        Capital         VIP
                               Manager/SM     Balanced        VIP      Contrafund(R) Appreciation    Equity-
                              /Portfolio -- Portfolio -- Contrafund(R) Portfolio --  Portfolio --    Income
                                Service       Service    Portfolio --     Service      Service    Portfolio --
                                Class 2       Class 2    Initial Class    Class 2      Class 2    Initial Class
                              ------------  ------------ ------------- ------------- ------------ -------------
Assets:
Investments at fair
  value (note 2b)............  7,543,793     67,007,402   104,531,785   122,023,496   2,372,949    86,532,669
Dividend receivable..........         --             --            --            --          --            --
Receivable for units sold....         --          3,751            --            --          --            --
                               ---------     ----------   -----------   -----------   ---------    ----------
       Total assets..........  7,543,793     67,011,153   104,531,785   122,023,496   2,372,949    86,532,669
                               ---------     ----------   -----------   -----------   ---------    ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......        384          3,429         4,124         5,323         101         3,281
Payable for units
  withdrawn..................        978             --         4,452        80,056      11,119         9,535
                               ---------     ----------   -----------   -----------   ---------    ----------
       Total liabilities.....      1,362          3,429         8,576        85,379      11,220        12,816
                               ---------     ----------   -----------   -----------   ---------    ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  7,478,157     63,336,136   104,301,204   120,058,669   2,357,427    86,232,588
   Variable annuity
     contract owners in
     the annuitization
     period..................     64,274      3,671,588       222,005     1,879,448       4,302       287,265
                               ---------     ----------   -----------   -----------   ---------    ----------
       Net assets............  7,542,431     67,007,724   104,523,209   121,938,117   2,361,729    86,519,853
                               =========     ==========   ===========   ===========   =========    ==========
Investments in
  securities at cost.........  7,290,122     63,063,215    83,480,348   102,919,272   2,054,977    83,357,412
                               =========     ==========   ===========   ===========   =========    ==========
Shares outstanding...........    504,264      4,083,327     3,150,446     3,760,354     194,027     3,938,674
                               =========     ==========   ===========   ===========   =========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016



                              ---------------------------------------
                                  VIP                        VIP
                                Equity-         VIP        Growth &
                                 Income      Growth &       Income
                              Portfolio --    Income     Portfolio --
                                Service    Portfolio --    Service
                                Class 2    Initial Class   Class 2
                              ------------ ------------- ------------
Assets:
Investments at fair
  value (note 2b)............ $52,142,428   20,839,310    19,604,672
Dividend receivable..........          --           --            --
Receivable for units sold....          --           --            --
                              -----------   ----------    ----------
       Total assets..........  52,142,428   20,839,310    19,604,672
                              -----------   ----------    ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......       2,247          820           850
Payable for units
  withdrawn..................      11,309        4,616         1,622
                              -----------   ----------    ----------
       Total liabilities.....      13,556        5,436         2,472
                              -----------   ----------    ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  52,122,689   20,792,567    19,600,030
   Variable annuity
     contract owners in
     the annuitization
     period..................       6,183       41,307         2,170
                              -----------   ----------    ----------
       Net assets............ $52,128,872   20,833,874    19,602,200
                              ===========   ==========    ==========
Investments in
  securities at cost......... $49,593,368   15,352,662    16,280,260
                              ===========   ==========    ==========
Shares outstanding...........   2,429,750    1,034,209       993,144
                              ===========   ==========    ==========

                              Fidelity(R) Variable Insurance Products Fund (continued)
                              -----------------------------------------------------------------------------------------------
                                                 VIP                                     VIP
                                   VIP         Growth                       VIP       Investment                    VIP
                                 Growth     Opportunities      VIP         Growth     Grade Bond       VIP        Mid Cap
                              Opportunities Portfolio --     Growth     Portfolio -- Portfolio --    Mid Cap    Portfolio --
                              Portfolio --     Service    Portfolio --    Service      Service    Portfolio --    Service
                              Initial Class    Class 2    Initial Class   Class 2      Class 2    Initial Class   Class 2
                              ------------- ------------- ------------- ------------ ------------ ------------- ------------
Assets:
Investments at fair
  value (note 2b)............   8,598,101     4,002,016    53,607,907    15,266,008  137,101,205     10,990     134,322,032
Dividend receivable..........          --            --            --            --           --         --              --
Receivable for units sold....       3,326           645            --            --       30,887         --              --
                                ---------     ---------    ----------    ----------  -----------     ------     -----------
       Total assets..........   8,601,427     4,002,661    53,607,907    15,266,008  137,132,092     10,990     134,322,032
                                ---------     ---------    ----------    ----------  -----------     ------     -----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......         344           163         2,001           655        6,486         --           5,905
Payable for units
  withdrawn..................          --            --         1,610        18,929           --         --         122,914
                                ---------     ---------    ----------    ----------  -----------     ------     -----------
       Total liabilities.....         344           163         3,611        19,584        6,486         --         128,819
                                ---------     ---------    ----------    ----------  -----------     ------     -----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   8,562,792     4,002,498    53,436,211    15,218,215  129,600,279     10,990     131,310,369
   Variable annuity
     contract owners in
     the annuitization
     period..................      38,291            --       168,085        28,209    7,525,327         --       2,882,844
                                ---------     ---------    ----------    ----------  -----------     ------     -----------
       Net assets............   8,601,083     4,002,498    53,604,296    15,246,424  137,125,606     10,990     134,193,213
                                =========     =========    ==========    ==========  ===========     ======     ===========
Investments in
  securities at cost.........   6,072,784     3,888,257    35,792,796    11,491,792  141,102,659      9,926     125,419,626
                                =========     =========    ==========    ==========  ===========     ======     ===========
Shares outstanding...........     276,911       130,359       903,859       261,225   11,110,308        323       4,066,668
                                =========     =========    ==========    ==========  ===========     ======     ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


                            Fidelity(R) Variable
                           Insurance Products Fund
                                 (continued)
                          ------------------------- --------------------------------
                                           VIP
                              VIP         Value         Franklin
                            Overseas    Strategies      Founding
                          Portfolio -- Portfolio -- Funds Allocation Franklin Income
                            Initial      Service      VIP Fund --      VIP Fund --
                             Class       Class 2     Class 2 Shares  Class 2 Shares
                          ------------ ------------ ---------------- ---------------
Assets:
Investments at fair
 value (note 2b)......... $15,398,529   2,692,991      73,723,519      322,606,671
Dividend receivable......          --          --              --               --
Receivable for units sold       4,998          --              --               --
                          -----------   ---------      ----------      -----------
    Total assets.........  15,403,527   2,692,991      73,723,519      322,606,671
                          -----------   ---------      ----------      -----------
Liabilities:
Accrued expenses payable
 to affiliate (note 4)...         572         112           3,817           17,493
Payable for units
 withdrawn...............          --          94          27,822          185,616
                          -----------   ---------      ----------      -----------
    Total liabilities....         572         206          31,639          203,109
                          -----------   ---------      ----------      -----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  15,342,967   2,692,785      63,733,076      297,987,052
 Variable annuity
   contract owners in
   the annuitization
   period................      59,988          --       9,958,804       24,416,510
                          -----------   ---------      ----------      -----------
    Net assets........... $15,402,955   2,692,785      73,691,880      322,403,562
                          ===========   =========      ==========      ===========
Investments in
 securities at cost...... $14,971,245   2,117,743      76,472,918      316,122,885
                          ===========   =========      ==========      ===========
Shares outstanding.......     864,600     169,798      10,412,926       20,975,726
                          ===========   =========      ==========      ===========


                             Franklin Templeton Variable Insurance Products Trust
                          ------------------------------------------------------------------------------------------


                          Franklin Large    Franklin      Templeton      Templeton      Templeton      Templeton
                            Cap Growth   Mutual Shares     Foreign        Foreign      Global Bond       Growth
                           VIP Fund --    VIP Fund --    VIP Fund --    VIP Fund --    VIP Fund --    VIP Fund --
                          Class 2 Shares Class 2 Shares Class 1 Shares Class 2 Shares Class 1 Shares Class 2 Shares
                          -------------- -------------- -------------- -------------- -------------- --------------
Assets:
Investments at fair
 value (note 2b).........    168,489       16,319,636     7,304,418      1,035,408      6,648,209      8,799,263
Dividend receivable......         --               --            --             --             --             --
Receivable for units sold         --               --            --             --             --             --
                             -------       ----------     ---------      ---------      ---------      ---------
    Total assets.........    168,489       16,319,636     7,304,418      1,035,408      6,648,209      8,799,263
                             -------       ----------     ---------      ---------      ---------      ---------
Liabilities:
Accrued expenses payable
 to affiliate (note 4)...          7              691           287             51            245            373
Payable for units
 withdrawn...............         20            1,414         1,026            418            102            596
                             -------       ----------     ---------      ---------      ---------      ---------
    Total liabilities....         27            2,105         1,313            469            347            969
                             -------       ----------     ---------      ---------      ---------      ---------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................    168,462       16,251,048     7,303,105        755,639      6,632,129      8,626,048
 Variable annuity
   contract owners in
   the annuitization
   period................         --           66,483            --        279,300         15,733        172,246
                             -------       ----------     ---------      ---------      ---------      ---------
    Net assets...........    168,462       16,317,531     7,303,105      1,034,939      6,647,862      8,798,294
                             =======       ==========     =========      =========      =========      =========
Investments in
 securities at cost......    161,751       13,690,525     7,665,644      1,068,959      7,078,537      8,126,618
                             =======       ==========     =========      =========      =========      =========
Shares outstanding.......      9,639          812,731       525,876         76,077        394,552        642,282
                             =======       ==========     =========      =========      =========      =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


                                        Goldman Sachs Variable
                                           Insurance Trust                                   JPMorgan Insurance Trust
                              ------------------------------------------ ---------------------------------------------------
                                                Goldman       Goldman                   JPMorgan     JPMorgan     JPMorgan
                                 Goldman         Sachs         Sachs       JPMorgan    Insurance    Insurance    Insurance
                                  Sachs        Large Cap      Mid Cap     Insurance      Trust        Trust        Trust
                                Government       Value         Value        Trust       Intrepid     Mid Cap     Small Cap
                               Money Market     Fund --       Fund --     Core Bond     Mid Cap       Value         Core
                                 Fund --     Institutional Institutional Portfolio -- Portfolio -- Portfolio -- Portfolio --
                              Service Shares    Shares        Shares       Class 1      Class 1      Class 1      Class 1
                              -------------- ------------- ------------- ------------ ------------ ------------ ------------
Assets:
Investments at fair
  value (note 2b)............  $133,343,360    7,464,516    52,063,310    3,766,886     332,165       94,684      231,473
Dividend receivable..........        14,921           --            --           --          --           --           --
Receivable for units sold....            --           --            --          934          13           --           --
                               ------------    ---------    ----------    ---------     -------       ------      -------
       Total assets..........   133,358,281    7,464,516    52,063,310    3,767,820     332,178       94,684      231,473
                               ------------    ---------    ----------    ---------     -------       ------      -------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......         5,671          297         2,127          188          17            4           12
Payable for units
  withdrawn..................       377,045           62        99,975           --          --            2          146
                               ------------    ---------    ----------    ---------     -------       ------      -------
       Total liabilities.....       382,716          359       102,102          188          17            6          158
                               ------------    ---------    ----------    ---------     -------       ------      -------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   132,607,184    7,425,293    51,894,381    2,612,833     213,463       94,678      151,029
   Variable annuity
     contract owners in
     the annuitization
     period..................       368,381       38,864        66,827    1,154,799     118,698           --       80,286
                               ------------    ---------    ----------    ---------     -------       ------      -------
       Net assets............  $132,975,565    7,464,157    51,961,208    3,767,632     332,161       94,678      231,315
                               ============    =========    ==========    =========     =======       ======      =======
Investments in
  securities at cost.........  $133,343,360    7,934,168    48,882,060    3,872,731     314,458       58,791      194,745
                               ============    =========    ==========    =========     =======       ======      =======
Shares outstanding...........   133,343,360      734,696     3,207,844      347,499      17,122        8,623       10,292
                               ============    =========    ==========    =========     =======       ======      =======

                                               Janus Aspen Series
                              ---------------------------------------

                                JPMorgan
                               Insurance
                               Trust U.S.    Balanced      Balanced
                                 Equity    Portfolio --  Portfolio --
                              Portfolio -- Institutional   Service
                                Class 1       Shares        Shares
                              ------------ ------------- ------------
Assets:
Investments at fair
  value (note 2b)............  1,195,929    71,787,080   103,554,727
Dividend receivable..........         --            --            --
Receivable for units sold....         --            --            --
                               ---------    ----------   -----------
       Total assets..........  1,195,929    71,787,080   103,554,727
                               ---------    ----------   -----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......         61         2,812         5,072
Payable for units
  withdrawn..................         60         1,205        41,163
                               ---------    ----------   -----------
       Total liabilities.....        121         4,017        46,235
                               ---------    ----------   -----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................    799,713    71,616,453    98,584,524
   Variable annuity
     contract owners in
     the annuitization
     period..................    396,095       166,610     4,923,968
                               ---------    ----------   -----------
       Net assets............  1,195,808    71,783,063   103,508,492
                               =========    ==========   ===========
Investments in
  securities at cost.........    939,380    62,844,913    93,240,124
                               =========    ==========   ===========
Shares outstanding...........     44,261     2,367,648     3,247,248
                               =========    ==========   ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


                                                                                  Janus Aspen Series (continued)
                              ----------------------------------------------------------------------------------------------
                                                           Flexible                                  Global        Global
                               Enterprise    Enterprise      Bond          Forty        Forty       Research      Research
                              Portfolio --  Portfolio -- Portfolio --  Portfolio --  Portfolio -- Portfolio --  Portfolio --
                              Institutional   Service    Institutional Institutional   Service    Institutional   Service
                                 Shares        Shares       Shares        Shares        Shares       Shares        Shares
                              ------------- ------------ ------------- ------------- ------------ ------------- ------------
Assets:
Investments at fair
  value (note 2b)............  $45,237,051   4,823,804    14,878,142    32,376,569    37,049,269   40,319,929    3,384,368
Dividend receivable..........           --          --            --            --            --           --           --
Receivable for units sold....           --          --           659           780            --           --           --
                               -----------   ---------    ----------    ----------    ----------   ----------    ---------
       Total assets..........   45,237,051   4,823,804    14,878,801    32,377,349    37,049,269   40,319,929    3,384,368
                               -----------   ---------    ----------    ----------    ----------   ----------    ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......        1,777         204           575         1,313         1,724        1,543          144
Payable for units
  withdrawn..................        2,189          --            --            --        33,012        1,340          145
                               -----------   ---------    ----------    ----------    ----------   ----------    ---------
       Total liabilities.....        3,966         204           575         1,313        34,736        2,883          289
                               -----------   ---------    ----------    ----------    ----------   ----------    ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   45,077,307   4,823,600    14,829,498    32,128,518    35,362,416   40,182,244    3,371,982
   Variable annuity
     contract owners in
     the annuitization
     period..................      155,778          --        48,728       247,518     1,652,117      134,802       12,097
                               -----------   ---------    ----------    ----------    ----------   ----------    ---------
       Net assets............  $45,233,085   4,823,600    14,878,226    32,376,036    37,014,533   40,317,046    3,384,079
                               ===========   =========    ==========    ==========    ==========   ==========    =========
Investments in
  securities at cost.........  $30,316,341   3,403,505    15,599,767    33,036,649    40,932,225   30,266,420    2,459,881
                               ===========   =========    ==========    ==========    ==========   ==========    =========
Shares outstanding...........      763,237      85,802     1,280,391     1,005,796     1,203,289      992,368       84,885
                               ===========   =========    ==========    ==========    ==========   ==========    =========

                              ----------------------------------------
                                 Global
                               Technology      Janus        Janus
                              Portfolio -- Portfolio --  Portfolio --
                                Service    Institutional   Service
                                 Shares       Shares        Shares
                              ------------ ------------- ------------
Assets:
Investments at fair
  value (note 2b)............  5,912,868    40,567,444    3,429,101
Dividend receivable..........         --            --           --
Receivable for units sold....         --            --           --
                               ---------    ----------    ---------
       Total assets..........  5,912,868    40,567,444    3,429,101
                               ---------    ----------    ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......        241         1,580          148
Payable for units
  withdrawn..................     19,493        12,569          255
                               ---------    ----------    ---------
       Total liabilities.....     19,734        14,149          403
                               ---------    ----------    ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  5,893,134    40,429,749    3,426,717
   Variable annuity
     contract owners in
     the annuitization
     period..................         --       123,546        1,981
                               ---------    ----------    ---------
       Net assets............  5,893,134    40,553,295    3,428,698
                               =========    ==========    =========
Investments in
  securities at cost.........  4,345,186    34,833,476    2,886,763
                               =========    ==========    =========
Shares outstanding...........    696,451     1,402,262      121,127
                               =========    ==========    =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


                                  Janus Aspen Series
                                     (continued)              Legg Mason Partners Variable Equity Trust
                              -------------------------- ---------------------------------------------------
                                                         ClearBridge  ClearBridge  ClearBridge  ClearBridge
                                                           Variable     Variable     Variable     Variable
                                Overseas      Overseas    Aggressive    Dividend     Dividend    Large Cap
                              Portfolio --  Portfolio --    Growth      Strategy     Strategy      Value
                              Institutional   Service    Portfolio -- Portfolio -- Portfolio -- Portfolio --
                                 Shares        Shares      Class II     Class I      Class II     Class I
                              ------------- ------------ ------------ ------------ ------------ ------------
Assets:
Investments at fair
  value (note 2b)............  $21,292,739   2,326,084    7,796,861    4,856,999    8,390,405    15,209,988
Dividend receivable..........           --          --           --           --           --            --
Receivable for units sold....           --          --           --        2,033           --        14,975
                               -----------   ---------    ---------    ---------    ---------    ----------
       Total assets..........   21,292,739   2,326,084    7,796,861    4,859,032    8,390,405    15,224,963
                               -----------   ---------    ---------    ---------    ---------    ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......          849          98          334          195          415           628
Payable for units
  withdrawn..................          793           1       67,098           --        8,794            --
                               -----------   ---------    ---------    ---------    ---------    ----------
       Total liabilities.....        1,642          99       67,432          195        9,209           628
                               -----------   ---------    ---------    ---------    ---------    ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   21,219,388   2,325,985    7,729,429    4,854,327    8,109,303    15,218,177
   Variable annuity
     contract owners in
     the annuitization
     period..................       71,709          --           --        4,510      271,893         6,158
                               -----------   ---------    ---------    ---------    ---------    ----------
       Net assets............  $21,291,097   2,325,985    7,729,429    4,858,837    8,381,196    15,224,335
                               ===========   =========    =========    =========    =========    ==========
Investments in
  securities at cost.........  $32,547,951   2,951,472    7,934,540    3,781,629    7,003,187    13,591,592
                               ===========   =========    =========    =========    =========    ==========
Shares outstanding...........      858,925      97,448      315,152      285,874      492,395       780,800
                               ===========   =========    =========    =========    =========    ==========

                                             MFS(R) Variable Insurance Trust
                              -------------------------------------------------------------

                              MFS(R) Investors  MFS(R) New   MFS(R) Total
                                   Trust         Discovery      Return     MFS(R) Utilities
                                 Series --       Series --     Series --      Series --
                               Service Class   Service Class Service Class  Service Class
                                   Shares         Shares        Shares          Shares
                              ---------------- ------------- ------------- ----------------
Assets:
Investments at fair
  value (note 2b)............    5,380,492      12,373,921    48,185,846      16,795,465
Dividend receivable..........           --              --            --              --
Receivable for units sold....           --              --            --              --
                                 ---------      ----------    ----------      ----------
       Total assets..........    5,380,492      12,373,921    48,185,846      16,795,465
                                 ---------      ----------    ----------      ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......          228             523         2,508             714
Payable for units
  withdrawn..................       71,367          72,386         3,173          22,861
                                 ---------      ----------    ----------      ----------
       Total liabilities.....       71,595          72,909         5,681          23,575
                                 ---------      ----------    ----------      ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................    5,308,897      12,301,012    45,960,103      16,704,339
   Variable annuity
     contract owners in
     the annuitization
     period..................           --              --     2,220,062          67,551
                                 ---------      ----------    ----------      ----------
       Net assets............    5,308,897      12,301,012    48,180,165      16,771,890
                                 =========      ==========    ==========      ==========
Investments in
  securities at cost.........    4,321,378      12,807,951    43,189,967      16,664,428
                                 =========      ==========    ==========      ==========
Shares outstanding...........      212,836         824,379     2,112,488         636,916
                                 =========      ==========    ==========      ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


                                     MFS(R) Variable
                                        Insurance
                                         Trust II
                              ------------------------------ -------------------------
                                 MFS(R)
                              Massachusetts                  Oppenheimer  Oppenheimer
                                Investors   MFS(R) Strategic   Capital      Capital
                              Growth Stock       Income      Appreciation Appreciation
                              Portfolio --    Portfolio --    Fund/VA --   Fund/VA --
                              Service Class  Service Class   Non-Service    Service
                                 Shares          Shares         Shares       Shares
                              ------------- ---------------- ------------ ------------
Assets:
Investments at fair
  value (note 2b)............  $7,378,482        32,119       27,895,442   4,404,340
Dividend receivable..........          --            --               --          --
Receivable for units sold....         464            --               24          --
                               ----------        ------       ----------   ---------
       Total assets..........   7,378,946        32,119       27,895,466   4,404,340
                               ----------        ------       ----------   ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......         320             1            1,071         184
Payable for units
  withdrawn..................          --            --               --      18,634
                               ----------        ------       ----------   ---------
       Total liabilities.....         320             1            1,071      18,818
                               ----------        ------       ----------   ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   7,257,779        32,118       27,745,386   4,385,522
   Variable annuity
     contract owners in
     the annuitization
     period..................     120,847            --          149,009          --
                               ----------        ------       ----------   ---------
       Net assets............  $7,378,626        32,118       27,894,395   4,385,522
                               ==========        ======       ==========   =========
Investments in
  securities at cost.........  $8,334,475        32,361       24,578,142   4,146,358
                               ==========        ======       ==========   =========
Shares outstanding...........     485,107         3,335          576,829      92,276
                               ==========        ======       ==========   =========


                                       Oppenheimer Variable Account Funds
                              ------------------------------------------------------------------------------

                              Oppenheimer  Oppenheimer               Oppenheimer   Oppenheimer
                              Conservative Conservative Oppenheimer Discovery Mid Discovery Mid Oppenheimer
                                Balanced     Balanced    Core Bond   Cap Growth    Cap Growth     Global
                               Fund/VA --   Fund/VA --  Fund/VA --   Fund/VA --    Fund/VA --   Fund/VA --
                              Non-Service    Service    Non-Service  Non-Service     Service      Service
                                 Shares       Shares      Shares       Shares        Shares       Shares
                              ------------ ------------ ----------- ------------- ------------- -----------
Assets:
Investments at fair
  value (note 2b)............  11,158,483   22,013,867  10,455,987   22,243,442     6,611,801   67,010,965
Dividend receivable..........          --           --          --           --            --           --
Receivable for units sold....          --           --          --           --            --           --
                               ----------   ----------  ----------   ----------     ---------   ----------
       Total assets..........  11,158,483   22,013,867  10,455,987   22,243,442     6,611,801   67,010,965
                               ----------   ----------  ----------   ----------     ---------   ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......         414        1,160         410          830           281        2,980
Payable for units
  withdrawn..................         117        5,480       2,048          440        61,305       21,004
                               ----------   ----------  ----------   ----------     ---------   ----------
       Total liabilities.....         531        6,640       2,458        1,270        61,586       23,984
                               ----------   ----------  ----------   ----------     ---------   ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  11,091,512   20,517,009  10,381,752   22,080,402     6,550,215   65,365,900
   Variable annuity
     contract owners in
     the annuitization
     period..................      66,440    1,490,218      71,777      161,770            --    1,621,081
                               ----------   ----------  ----------   ----------     ---------   ----------
       Net assets............  11,157,952   22,007,227  10,453,529   22,242,172     6,550,215   66,986,981
                               ==========   ==========  ==========   ==========     =========   ==========
Investments in
  securities at cost.........  10,639,295   20,072,221  11,541,134   16,658,548     6,546,220   62,231,717
                               ==========   ==========  ==========   ==========     =========   ==========
Shares outstanding...........     750,907    1,500,604   1,363,232      306,173        95,230    1,934,497
                               ==========   ==========  ==========   ==========     =========   ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016



                               Oppenheimer Variable Account Funds
                                           (continued)
                              ------------------------------------- ----------------------------
                              Oppenheimer                                          Foreign Bond
                                Global                 Oppenheimer                  Portfolio
                               Strategic  Oppenheimer  Main Street                 (U.S. Dollar
                                Income    Main Street   Small Cap     All Asset     Hedged) --
                              Fund/VA --  Fund/VA --  Fund(R)/VA -- Portfolio --  Administrative
                              Non-Service   Service      Service    Advisor Class     Class
                                Shares      Shares       Shares        Shares         Shares
                              ----------- ----------- ------------- ------------- --------------
Assets:
Investments at fair
  value (note 2b)............ $3,800,194  112,278,528  50,598,474     7,488,794     3,123,365
Dividend receivable..........         --           --          --            --         1,034
Receivable for units sold....         --           --          --            --            --
                              ----------  -----------  ----------     ---------     ---------
       Total assets..........  3,800,194  112,278,528  50,598,474     7,488,794     3,124,399
                              ----------  -----------  ----------     ---------     ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......        146        5,274       2,301           318           134
Payable for units
  withdrawn..................         23       45,879      21,760           416            --
                              ----------  -----------  ----------     ---------     ---------
       Total liabilities.....        169       51,153      24,061           734           134
                              ----------  -----------  ----------     ---------     ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  3,737,323  106,367,309  48,912,856     7,451,214     3,101,675
   Variable annuity
     contract owners in
     the annuitization
     period..................     62,702    5,860,066   1,661,557        36,846        22,590
                              ----------  -----------  ----------     ---------     ---------
       Net assets............ $3,800,025  112,227,375  50,574,413     7,488,060     3,124,265
                              ==========  ===========  ==========     =========     =========
Investments in
  securities at cost......... $4,163,084   95,326,518  42,519,653     8,018,190     2,951,314
                              ==========  ===========  ==========     =========     =========
Shares outstanding...........    769,270    3,992,835   2,130,462       739,999       283,427
                              ==========  ===========  ==========     =========     =========

                                                                                             Rydex
                                                                                           Variable
                               PIMCO Variable Insurance Trust                                Trust
                              -----------------------------------------------------------------------
                                               Long-Term
                                                  U.S.
                                High Yield     Government    Low Duration   Total Return
                               Portfolio --   Portfolio --   Portfolio --   Portfolio --
                              Administrative Administrative Administrative Administrative
                                  Class          Class          Class          Class       NASDAQ --
                                  Shares         Shares         Shares         Shares     100(R) Fund
                              -------------- -------------- -------------- -------------- -----------
Assets:
Investments at fair
  value (note 2b)............   47,869,728     36,720,554     44,832,803    244,078,711    7,107,584
Dividend receivable..........      219,453         71,830         58,387        416,597           --
Receivable for units sold....           --             --             --             --           --
                                ----------     ----------     ----------    -----------    ---------
       Total assets..........   48,089,181     36,792,384     44,891,190    244,495,308    7,107,584
                                ----------     ----------     ----------    -----------    ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......        2,153          1,653          2,071         11,026          304
Payable for units
  withdrawn..................       30,069         10,286         32,248          9,489       41,766
                                ----------     ----------     ----------    -----------    ---------
       Total liabilities.....       32,222         11,939         34,319         20,515       42,070
                                ----------     ----------     ----------    -----------    ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   46,832,359     35,673,864     43,653,181    236,725,790    7,065,514
   Variable annuity
     contract owners in
     the annuitization
     period..................    1,224,600      1,106,581      1,203,690      7,749,003           --
                                ----------     ----------     ----------    -----------    ---------
       Net assets............   48,056,959     36,780,445     44,856,871    244,474,793    7,065,514
                                ==========     ==========     ==========    ===========    ---------
Investments in
  securities at cost.........   47,363,577     40,564,018     45,484,518    253,873,692    6,858,579
                                ==========     ==========     ==========    ===========    =========
Shares outstanding...........    6,176,739      3,195,871      4,378,203     22,939,728      222,948
                                ==========     ==========     ==========    ===========    =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016



                                                          State Street Variable Insurance Series Funds, Inc.
                              ----------------------------------------------------------------------------------------------
                                                      Premier
                              Core Value              Growth    Real Estate             Small-Cap
                                Equity     Income     Equity    Securities               Equity    Total Return Total Return
                                V.I.S.     V.I.S.     V.I.S.      V.I.S.    S&P 500(R)   V.I.S.       V.I.S.       V.I.S.
                               Fund --     Fund --    Fund --     Fund --     Index      Fund --     Fund --      Fund --
                               Class 1     Class 1    Class 1     Class 1     V.I.S.     Class 1     Class 1      Class 3
                                Shares     Shares     Shares      Shares       Fund      Shares       Shares       Shares
                              ----------- ---------- ---------- ----------- ----------- ---------- ------------ ------------
Assets:
Investments at fair
  value (note 2b)............ $11,685,918 22,053,765 27,776,355 58,932,885  147,532,556 36,664,831 782,838,013  668,270,873
Dividend receivable..........          --         --         --         --           --         --          --           --
Receivable for units sold....          --      6,251         --         --           --      5,579          --           --
                              ----------- ---------- ---------- ----------  ----------- ---------- -----------  -----------
       Total assets..........  11,685,918 22,060,016 27,776,355 58,932,885  147,532,556 36,670,410 782,838,013  668,270,873
                              ----------- ---------- ---------- ----------  ----------- ---------- -----------  -----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......         498        896      1,164      2,489        6,038      1,551      35,000       35,133
Payable for units
  withdrawn..................      23,474         --      3,170     20,848       71,052         --     251,397       61,834
                              ----------- ---------- ---------- ----------  ----------- ---------- -----------  -----------
       Total liabilities.....      23,972        896      4,334     23,337       77,090      1,551     286,397       96,967
                              ----------- ---------- ---------- ----------  ----------- ---------- -----------  -----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  10,846,932 22,033,644 27,628,475 57,809,669  147,130,488 36,626,317 460,359,925  612,089,378
   Variable annuity
     contract owners in
     the annuitization
     period..................     815,014     25,476    143,546  1,099,879      324,978     42,542 322,191,691   56,084,528
                              ----------- ---------- ---------- ----------  ----------- ---------- -----------  -----------
       Net assets............ $11,661,946 22,059,120 27,772,021 58,909,548  147,455,466 36,668,859 782,551,616  668,173,906
                              =========== ========== ========== ==========  =========== ========== ===========  ===========
Investments in
  securities at cost......... $11,410,051 22,503,912 26,493,731 63,317,809  101,257,169 34,211,198 761,924,113  635,467,867
                              =========== ========== ========== ==========  =========== ========== ===========  ===========
Shares outstanding...........   1,176,830  1,939,645    322,681  4,764,178    3,860,088  2,546,169  43,298,563   37,064,386
                              =========== ========== ========== ==========  =========== ========== ===========  ===========

                                           The Alger
                                           Portfolios
                              ------------------------


                              U.S. Equity Alger Large
                                V.I.S.     Cap Growth
                                Fund --   Portfolio --
                                Class 1    Class I-2
                                Shares       Shares
                              ----------- ------------
Assets:
Investments at fair
  value (note 2b)............ 22,938,212   25,240,662
Dividend receivable..........         --           --
Receivable for units sold....         --           --
                              ----------   ----------
       Total assets.......... 22,938,212   25,240,662
                              ----------   ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......        959        1,013
Payable for units
  withdrawn..................      1,214          114
                              ----------   ----------
       Total liabilities.....      2,173        1,127
                              ----------   ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period.................. 22,204,931   25,142,206
   Variable annuity
     contract owners in
     the annuitization
     period..................    731,108       97,329
                              ----------   ----------
       Net assets............ 22,936,039   25,239,535
                              ==========   ==========
Investments in
  securities at cost......... 20,176,122   22,306,404
                              ==========   ==========
Shares outstanding...........    545,888      479,587
                              ==========   ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


                               The Alger                                                                           Wells Fargo
                               Portfolios                                                                           Variable
                              (continued)                        The Prudential Series Fund                           Trust
                              ------------ ----------------------------------------------------------------------- -----------
                                             Jennison
                              Alger Small     20/20                    Natural    SP International  SP Prudential  Wells Fargo
                               Cap Growth     Focus       Jennison    Resources        Growth       U.S. Emerging   VT Omega
                              Portfolio -- Portfolio -- Portfolio -- Portfolio --   Portfolio --       Growth        Growth
                               Class I-2     Class II     Class II     Class II       Class II      Portfolio --     Fund --
                                 Shares       Shares       Shares       Shares         Shares      Class II Shares   Class 2
                              ------------ ------------ ------------ ------------ ---------------- --------------- -----------
Assets:
Investments at fair
  value (note 2b)............ $18,672,497   5,491,683    4,311,631    24,836,245       1,216           14,975       2,413,159
Dividend receivable..........          --          --           --            --          --               --              --
Receivable for units sold....          --          --           --        26,880          --               --              --
                              -----------   ---------    ---------    ----------       -----           ------       ---------
       Total assets..........  18,672,497   5,491,683    4,311,631    24,863,125       1,216           14,975       2,413,159
                              -----------   ---------    ---------    ----------       -----           ------       ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......         744         234          182         1,151          --                1             100
Payable for units
  withdrawn..................         187         120       38,701            --           1               --          54,572
                              -----------   ---------    ---------    ----------       -----           ------       ---------
       Total liabilities.....         931         354       38,883         1,151           1                1          54,672
                              -----------   ---------    ---------    ----------       -----           ------       ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  18,580,308   5,472,732    4,263,099    23,814,217       1,215           14,974       2,358,487
   Variable annuity
     contract owners in
     the annuitization
     period..................      91,258      18,597        9,649     1,047,757          --               --              --
                              -----------   ---------    ---------    ----------       -----           ------       ---------
       Net assets............ $18,671,566   5,491,329    4,272,748    24,861,974       1,215           14,974       2,358,487
                              ===========   =========    =========    ==========       =====           ======       =========
Investments in
  securities at cost......... $24,055,516   3,538,734    3,779,107    26,061,105       1,484            8,368       2,804,142
                              ===========   =========    =========    ==========       =====           ======       =========
Shares outstanding...........     995,336     238,458       98,845       947,948         211            1,309         112,870
                              ===========   =========    =========    ==========       =====           ======       =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                           Statements of Operations


                                                              AB Variable Products Series Fund, Inc.
                                       -----------------------------------------------------------------------------------

                                             AB              AB             AB           AB            AB           AB
                                       Balanced Wealth Global Thematic  Growth and  International  Large Cap    Small Cap
                                          Strategy         Growth         Income        Value        Growth       Growth
                          Consolidated  Portfolio --    Portfolio --   Portfolio -- Portfolio --  Portfolio -- Portfolio --
                             Total         Class B         Class B       Class B       Class B      Class B      Class B
                          ------------ --------------- --------------- ------------ ------------- ------------ ------------
                                                                                Year ended December 31, 2016
                          -------------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $ 97,708,187      282,709             --        349,755       810,226            --          --
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...   96,394,992      306,692         34,789        656,723     1,132,765       313,278      89,426
                          ------------    ---------       --------      ---------    ----------    ----------   ---------
Net investment income
  (expense)..............    1,313,195      (23,983)       (34,789)      (306,968)     (322,539)     (313,278)    (89,426)
                          ------------    ---------       --------      ---------    ----------    ----------   ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   54,234,970     (395,833)        89,866      2,472,368    (1,101,255)    1,692,984    (585,290)
   Change in unrealized
     appreciation
     (depreciation)......   18,863,129     (371,062)      (129,442)      (997,718)    1,409,451    (3,955,782)   (963,612)
   Capital gain
     distributions.......  200,894,178    1,046,543             --      2,597,168            --     2,232,524   1,841,984
                          ------------    ---------       --------      ---------    ----------    ----------   ---------
Net realized and
  unrealized gain (loss)
  on investments.........  273,992,277      279,648        (39,576)     4,071,818       308,196       (30,274)    293,082
                          ------------    ---------       --------      ---------    ----------    ----------   ---------
Increase (decrease) in
  net assets from
  operations............. $275,305,472      255,665        (74,365)     3,764,850       (14,343)     (343,552)    203,656
                          ============    =========       ========      =========    ==========    ==========   =========

                               AIM Variable Insurance Funds
                            (Invesco Variable Insurance Funds)
                          --------------------------------------
                          Invesco V.I. Invesco V.I.
                            American     American   Invesco V.I.
                           Franchise    Franchise     Comstock
                            Fund --      Fund --      Fund --
                            Series I    Series II    Series II
                             shares       shares       shares
                          ------------ ------------ ------------

                          ---------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........         --           --     1,106,098
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    107,558       73,776       920,192
                            --------     --------    ----------
Net investment income
  (expense)..............   (107,558)     (73,776)      185,906
                            --------     --------    ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    266,686      427,212     1,847,323
   Change in unrealized
     appreciation
     (depreciation)......   (764,106)    (763,550)    3,448,031
   Capital gain
     distributions.......    626,182      430,171     6,649,481
                            --------     --------    ----------
Net realized and
  unrealized gain (loss)
  on investments.........    128,762       93,833    11,944,835
                            --------     --------    ----------
Increase (decrease) in
  net assets from
  operations.............     21,204       20,057    12,130,741
                            ========     ========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1




                                                                AIM Variable Insurance Funds
                                                       (Invesco Variable Insurance Funds) (continued)
                          -------------------------------------------------------------------------------------------
                                       Invesco V.I. Invesco V.I. Invesco V.I. Invesco V.I.  Invesco V.I.
                          Invesco V.I.  Equity and  Global Real   Government  International   Managed    Invesco V.I.
                          Core Equity     Income       Estate     Securities     Growth      Volatility   Technology
                            Fund --      Fund --      Fund --      Fund --       Fund --      Fund --      Fund --
                            Series I    Series II    Series II     Series I     Series II     Series I     Series I
                             shares       shares       shares       shares       shares        shares       shares
                          ------------ ------------ ------------ ------------ ------------- ------------ ------------
                                                                              Year ended December 31, 2016
                          -------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $   690,247     326,582       3,475         99          438,343         --           --
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     833,460     372,829       4,796         36          843,617          4            5
                          -----------   ---------      ------        ---       ----------       ----         ----
Net investment income
  (expense)..............    (143,213)    (46,247)     (1,321)        63         (405,274)        (4)          (5)
                          -----------   ---------      ------        ---       ----------       ----         ----
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     285,867     177,781       7,562         (3)       1,350,521       (399)         313
   Change in unrealized
     appreciation
     (depreciation)......  (2,597,314)  1,629,167      (9,497)       (44)      (2,307,355)       399         (470)
   Capital gain
     distributions.......   6,186,893     631,212       4,713         --               --         --           --
                          -----------   ---------      ------        ---       ----------       ----         ----
Net realized and
  unrealized gain (loss)
  on investments.........   3,875,446   2,438,160       2,778        (47)        (956,834)        --         (157)
                          -----------   ---------      ------        ---       ----------       ----         ----
Increase (decrease) in
  net assets from
  operations............. $ 3,732,233   2,391,913       1,457         16       (1,362,108)        (4)        (162)
                          ===========   =========      ======        ===       ==========       ====         ====

                                           American     American
                                           Century       Century
                                           Variable     Variable
                                        Portfolios II, Portfolios,
                                             Inc.         Inc.
                          ------------- -------------- -----------
                          Invesco V.I.
                              Value
                          Opportunities  VP Inflation  VP Income &
                             Fund --      Protection     Growth
                            Series II      Fund --       Fund --
                             shares        Class II      Class I
                          ------------- -------------- -----------

                          -----------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........       4,110       485,401       8,743
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      84,431       497,523       7,463
                            ---------      --------      ------
Net investment income
  (expense)..............     (80,321)      (12,122)      1,280
                            ---------      --------      ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     (80,879)     (484,696)      4,368
   Change in unrealized
     appreciation
     (depreciation)......    (620,703)       36,365      37,815
   Capital gain
     distributions.......   1,615,589       126,080       1,596
                            ---------      --------      ------
Net realized and
  unrealized gain (loss)
  on investments.........     914,007      (322,251)     43,779
                            ---------      --------      ------
Increase (decrease) in
  net assets from
  operations.............     833,686      (334,373)     45,059
                            =========      ========      ======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                   American Century
                          Variable Portfolios, Inc. (continued)           BlackRock Variable Series Funds, Inc.
                          ------------------------------------- ---------------------------------------------------------

                                                                                    BlackRock     BlackRock    BlackRock
                                                                   BlackRock         Global       Large Cap      Value
                               VP                               Basic Value V.I. Allocation V.I. Growth V.I. Opportunities
                          International  VP Ultra(R)  VP Value      Fund --          Fund --       Fund --   V.I. Fund --
                             Fund --       Fund --    Fund --      Class III        Class III     Class III    Class III
                             Class I       Class I    Class I        Shares          Shares        Shares       Shares
                          -------------  -----------  --------  ---------------- --------------- ----------- -------------

                                                          Year ended December 31, 2016
                          -----------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $  6,858           949      1,141        719,263        3,498,817       12,813         7,866
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     10,371         3,089        954        553,725        5,510,387       45,973        83,397
                            --------       -------     ------      ---------       ----------     --------     ---------
Net investment income
  (expense)..............     (3,513)       (2,140)       187        165,538       (2,011,570)     (33,160)      (75,531)
                            --------       -------     ------      ---------       ----------     --------     ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     19,412       (13,845)     3,357        474,668       (5,051,827)      56,850       189,496
   Change in unrealized
     appreciation
     (depreciation)......    (62,740)        4,486      7,907      4,130,257       12,312,354     (122,261)      763,334
   Capital gain
     distributions.......         --        11,244         --      1,306,429               --      245,115       178,681
                            --------       -------     ------      ---------       ----------     --------     ---------
Net realized and
  unrealized gain (loss)
  on investments.........    (43,328)        1,885     11,264      5,911,354        7,260,527      179,704     1,131,511
                            --------       -------     ------      ---------       ----------     --------     ---------
Increase (decrease) in
  net assets from
  operations.............   $(46,841)         (255)    11,451      6,076,892        5,248,957      146,544     1,055,980
                            ========       =======     ======      =========       ==========     ========     =========

                            Columbia Funds Variable   Columbia Funds Variable
                               Insurance Trust I          Series Trust II
                          --------------------------  -----------------------
                            Columbia                         Columbia
                            Variable      Variable           Variable
                          Portfolio --  Portfolio --       Portfolio --
                          International Loomis Sayles         Select
                          Opportunities    Growth          International
                             Fund --     Fund II --       Equity Fund --
                             Class 2       Class 1            Class 2
                          ------------- ------------- -----------------------
                             Period from January 1     Period from April 29
                               to April 29, 2016       to December 31, 2016
                          --------------------------  -----------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     433,563        52,341            474,993
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     306,613       100,662            297,564
                           ----------    ----------         ----------
Net investment income
  (expense)..............     126,950       (48,321)           177,429
                           ----------    ----------         ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............  (1,003,374)   (4,549,717)        (2,695,412)
   Change in unrealized
     appreciation
     (depreciation)......  (2,042,221)   (3,543,679)          (441,414)
   Capital gain
     distributions.......          --     8,007,264                 --
                           ----------    ----------         ----------
Net realized and
  unrealized gain (loss)
  on investments.........  (3,045,595)      (86,132)        (3,136,826)
                           ----------    ----------         ----------
Increase (decrease) in
  net assets from
  operations.............  (2,918,645)     (134,453)        (2,959,397)
                           ==========    ==========         ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                          Columbia Funds
                          Variable Series     Deutsche          Deutsche
                             Trust II         Variable          Variable
                            (continued)       Series I          Series II                       Dreyfus
                          --------------- ---------------- ------------------  -----------------------------------------
                                                                                                Dreyfus
                             Variable                      Deutsche  Deutsche     Dreyfus       Variable    The Dreyfus
                           Portfolio --   Deutsche Capital   Large   Small Mid   Investment    Investment     Socially
                           Loomis Sayles       Growth      Cap Value Cap Value   Portfolios     Fund --     Responsible
                              Growth           VIP --       VIP --    VIP --    MidCap Stock   Government      Growth
                              Fund --         Class B       Class B   Class B   Portfolio --  Money Market Fund, Inc. --
                              Class 1          Shares       Shares    Shares   Initial Shares  Portfolio   Initial Shares
                          --------------- ---------------- --------- --------- -------------- ------------ --------------
                            Period from
                             April 29
                          to December 31,
                               2016                                                        Year ended December 31, 2016
                          --------------- -------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $       --            41           366        45        1,027           119         79,493
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      209,744           114           946       311        1,417        15,390         89,547
                            ----------          ----        ------     -----       ------       -------       --------
Net investment income
  (expense)..............     (209,744)          (73)         (580)     (266)        (390)      (15,271)       (10,054)
                            ----------          ----        ------     -----       ------       -------       --------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............      181,780            22           178       369          825            --       (223,308)
   Change in unrealized
     appreciation
     (depreciation)......      942,605          (413)       (5,487)      630        5,522            --        100,230
   Capital gain
     distributions.......           --           659         2,621     2,046        6,818            --        603,980
                            ----------          ----        ------     -----       ------       -------       --------
Net realized and
  unrealized gain (loss)
  on investments.........    1,124,385           268        (2,688)    3,045       13,165            --        480,902
                            ----------          ----        ------     -----       ------       -------       --------
Increase (decrease) in
  net assets from
  operations.............   $  914,641           195        (3,268)    2,779       12,775       (15,271)       470,848
                            ==========          ====        ======     =====       ======       =======       ========


                            Eaton Vance
                           Variable Trust   Federated Insurance Series
                          ---------------- ----------------------------


                                           Federated High
                                            Income Bond   Federated High
                                             Fund II --    Income Bond
                          VT Floating-Rate    Primary       Fund II --
                            Income Fund        Shares     Service Shares
                          ---------------- -------------- --------------




                          ----------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    1,643,767         803,757        891,443
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      757,561         183,057        228,779
                             ---------       ---------      ---------
Net investment income
  (expense)..............      886,206         620,700        662,664
                             ---------       ---------      ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     (543,114)       (148,612)       (88,708)
   Change in unrealized
     appreciation
     (depreciation)......    2,942,782       1,060,838      1,206,086
   Capital gain
     distributions.......           --              --             --
                             ---------       ---------      ---------
Net realized and
  unrealized gain (loss)
  on investments.........    2,399,668         912,226      1,117,378
                             ---------       ---------      ---------
Increase (decrease) in
  net assets from
  operations.............    3,285,874       1,532,926      1,780,042
                             =========       =========      =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                          Federated Insurance Series (continued)
                          -----------------------------------    -------------
                                           Federated
                                            Managed
                            Federated      Tail Risk  Federated    VIP Asset
                             Kaufmann      Fund II --  Managed    Manager/SM/
                            Fund II --      Primary   Volatility Portfolio --
                          Service Shares     Shares    Fund II   Initial Class
                          --------------   ---------- ---------- -------------
                                                                             Y
                          ----------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  $        --       102,804   295,688       665,725
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      282,278        82,769    84,615       566,654
                           -----------      --------   -------    ----------
Net investment income
  (expense)..............     (282,278)       20,035   211,073        99,071
                           -----------      --------   -------    ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............      205,838      (189,455)  (68,905)      130,036
   Change in unrealized
     appreciation
     (depreciation)......   (1,068,348)     (176,114)  186,922    (1,498,574)
   Capital gain
     distributions.......    1,403,864            --        --     2,028,815
                           -----------      --------   -------    ----------
Net realized and
  unrealized gain (loss)
  on investments.........      541,354      (365,569)  118,017       660,277
                           -----------      --------   -------    ----------
Increase (decrease) in
  net assets from
  operations.............  $   259,076      (345,534)  329,090       759,348
                           ===========      ========   =======    ==========

                                      Fidelity(R) Variable Insurance Products Fund
                          --------------------------------------------------------------------------------
                                                                                VIP Dynamic
                           VIP Asset       VIP                         VIP        Capital         VIP
                          Manager/SM/    Balanced        VIP      Contrafund(R) Appreciation    Equity-
                          Portfolio -- Portfolio -- Contrafund(R) Portfolio --  Portfolio --    Income
                            Service      Service    Portfolio --     Service      Service    Portfolio --
                            Class 2      Class 2    Initial Class    Class 2      Class 2    Initial Class
                          ------------ ------------ ------------- ------------- ------------ -------------
                          ear ended December 31, 2016
                          ------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     97,620      785,698       825,887        735,168      16,832     1,860,688
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    154,715    1,259,425     1,516,471      2,713,197      37,024     1,147,207
                            --------    ---------    ----------    -----------    --------    ----------
Net investment income
  (expense)..............    (57,095)    (473,727)     (690,584)    (1,978,029)    (20,192)      713,481
                            --------    ---------    ----------    -----------    --------    ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     45,982      693,387     3,093,756     16,380,470      29,236      (693,924)
   Change in unrealized
     appreciation
     (depreciation)......   (298,458)   1,170,468    (4,745,020)   (23,896,418)   (104,087)    7,130,949
   Capital gain
     distributions.......    377,030    1,703,430     8,724,390     17,474,342     106,029     5,475,755
                            --------    ---------    ----------    -----------    --------    ----------
Net realized and
  unrealized gain (loss)
  on investments.........    124,554    3,567,285     7,073,126      9,958,394      31,178    11,912,780
                            --------    ---------    ----------    -----------    --------    ----------
Increase (decrease) in
  net assets from
  operations.............     67,459    3,093,558     6,382,542      7,980,365      10,986    12,626,261
                            ========    =========    ==========    ===========    ========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                          ---------------------------------------
                              VIP                        VIP
                            Equity-         VIP        Growth &
                             Income      Growth &       Income
                          Portfolio --    Income     Portfolio --
                            Service    Portfolio --    Service
                            Class 2    Initial Class   Class 2
                          ------------ ------------- ------------

                          ---------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $ 1,035,734      329,284      285,429
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...   1,262,304      284,797      256,036
                          -----------    ---------    ---------
Net investment income
  (expense)..............    (226,570)      44,487       29,393
                          -----------    ---------    ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............  (1,235,103)     764,684    1,037,002
   Change in unrealized
     appreciation
     (depreciation)......   5,323,595      636,679      413,515
   Capital gain
     distributions.......   6,568,306    1,240,097      909,366
                          -----------    ---------    ---------
Net realized and
  unrealized gain (loss)
  on investments.........  10,656,798    2,641,460    2,359,883
                          -----------    ---------    ---------
Increase (decrease) in
  net assets from
  operations............. $10,430,228    2,685,947    2,389,276
                          ===========    =========    =========

                          Fidelity(R) Variable Insurance Products Fund (continued)
                          ----------------------------------------------------------------------------------------------
                                             VIP                                     VIP
                               VIP         Growth                       VIP       Investment                    VIP
                             Growth     Opportunities      VIP         Growth     Grade Bond       VIP        Mid Cap
                          Opportunities Portfolio --     Growth     Portfolio -- Portfolio --    Mid Cap    Portfolio --
                          Portfolio --     Service    Portfolio --    Service      Service    Portfolio --    Service
                          Initial Class    Class 2    Initial Class   Class 2      Class 2    Initial Class   Class 2
                          ------------- ------------- ------------- ------------ ------------ ------------- ------------
                                        Year ended December 31, 2016
                          ----------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     28,444         13,237        20,801            --   3,073,636          52         401,523
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    132,582        481,468       751,135       259,040   2,327,635          76       1,936,087
                            --------     ----------    ----------    ----------   ---------       -----      ----------
Net investment income
  (expense)..............   (104,138)      (468,231)     (730,334)     (259,040)    746,001         (24)     (1,534,564)
                            --------     ----------    ----------    ----------   ---------       -----      ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    612,573       (329,066)    2,898,714       962,397    (645,378)         (1)       (445,675)
   Change in unrealized
     appreciation
     (depreciation)......   (915,182)    (2,056,659)   (8,223,943)   (3,866,413)  3,050,173         521       6,457,169
   Capital gain
     distributions.......    203,503      1,048,670     5,524,531     2,131,079      62,848         620       7,501,745
                            --------     ----------    ----------    ----------   ---------       -----      ----------
Net realized and
  unrealized gain (loss)
  on investments.........    (99,106)    (1,337,055)      199,302      (772,937)  2,467,643       1,140      13,513,239
                            --------     ----------    ----------    ----------   ---------       -----      ----------
Increase (decrease) in
  net assets from
  operations.............   (203,244)    (1,805,286)     (531,032)   (1,031,977)  3,213,644       1,116      11,978,675
                            ========     ==========    ==========    ==========   =========       =====      ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                            Fidelity(R) Variable
                           Insurance Products Fund
                                 (continued)
                          ------------------------  --------------------------------
                                           VIP
                              VIP         Value         Franklin
                            Overseas    Strategies      Founding
                          Portfolio -- Portfolio -- Funds Allocation Franklin Income
                            Initial      Service      VIP Fund --      VIP Fund --
                             Class       Class 2     Class 2 Shares  Class 2 Shares
                          ------------ ------------ ---------------- ---------------

                          ----------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $   230,004     23,492        2,941,421      16,515,638
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     229,077     41,515        1,427,259       6,522,705
                          -----------    -------       ----------      ----------
Net investment income
  (expense)..............         927    (18,023)       1,514,162       9,992,933
                          -----------    -------       ----------      ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     172,235     87,069       (2,334,725)     (3,089,747)
   Change in unrealized
     appreciation
     (depreciation)......  (1,383,608)   118,628        6,108,152      29,429,386
   Capital gain
     distributions.......      27,260         --        2,489,902              --
                          -----------    -------       ----------      ----------
Net realized and
  unrealized gain (loss)
  on investments.........  (1,184,113)   205,697        6,263,329      26,339,639
                          -----------    -------       ----------      ----------
Increase (decrease) in
  net assets from
  operations............. $(1,183,186)   187,674        7,777,491      36,332,572
                          ===========    =======       ==========      ==========


                             Franklin Templeton Variable Insurance Products Trust
                          ------------------------------------------------------------------------------------------


                          Franklin Large    Franklin      Templeton      Templeton      Templeton      Templeton
                            Cap Growth   Mutual Shares     Foreign        Foreign      Global Bond       Growth
                           VIP Fund --    VIP Fund --    VIP Fund --    VIP Fund --    VIP Fund --    VIP Fund --
                          Class 2 Shares Class 2 Shares Class 1 Shares Class 2 Shares Class 1 Shares Class 2 Shares
                          -------------- -------------- -------------- -------------- -------------- --------------
                            Year ended December 31, 2016
                          ------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........         --         310,928        150,752        20,605              --       184,157
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      2,927         244,160        101,518        18,863          91,735       137,319
                              ------       ---------       --------       -------        --------       -------
Net investment income
  (expense)..............     (2,927)         66,768         49,234         1,742         (91,735)       46,838
                              ------       ---------       --------       -------        --------       -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............      2,417         458,380       (149,538)      (38,598)       (136,826)       51,406
   Change in unrealized
     appreciation
     (depreciation)......     (9,253)        312,273        387,141        75,524         321,035       188,113
   Capital gain
     distributions.......      3,268       1,280,881        118,187        18,455           5,684       354,190
                              ------       ---------       --------       -------        --------       -------
Net realized and
  unrealized gain (loss)
  on investments.........     (3,568)      2,051,534        355,790        55,381         189,893       593,709
                              ------       ---------       --------       -------        --------       -------
Increase (decrease) in
  net assets from
  operations.............     (6,495)      2,118,302        405,024        57,123          98,158       640,547
                              ======       =========       ========       =======        ========       =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                           Goldman Sachs Variable Insurance Trust                      JPMorgan Insurance Trust
                          ---------------------------------------  ---------------------------------------------------
                            Goldman       Goldman       Goldman                   JPMorgan     JPMorgan     JPMorgan
                             Sachs         Sachs         Sachs       JPMorgan    Insurance    Insurance    Insurance
                           Government    Large Cap      Mid Cap     Insurance      Trust        Trust        Trust
                          Money Market     Value         Value        Trust       Intrepid     Mid Cap     Small Cap
                            Fund --       Fund --       Fund --     Core Bond     Mid Cap       Value         Core
                            Service    Institutional Institutional Portfolio -- Portfolio -- Portfolio -- Portfolio --
                             Shares       Shares        Shares       Class 1      Class 1      Class 1      Class 1
                          ------------ ------------- ------------- ------------ ------------ ------------ ------------
                                                                              Year ended December 31, 2016
                          --------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $    54,716     154,876        600,557      98,641        2,545          837           39
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...   2,141,850     109,431        622,814      68,348        6,444        1,623        2,164
                          -----------    --------      ---------     -------      -------       ------       ------
Net investment income
  (expense)..............  (2,087,134)     45,445        (22,257)     30,293       (3,899)        (786)      (2,125)
                          -----------    --------      ---------     -------      -------       ------       ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............          --    (251,364)       (68,173)    (16,795)      12,079        5,146        4,951
   Change in unrealized
     appreciation
     (depreciation)......          --     817,230      4,736,554      (2,731)     (12,795)       2,246       34,607
   Capital gain
     distributions.......          --      74,358         24,259          --       36,847        5,009          607
                          -----------    --------      ---------     -------      -------       ------       ------
Net realized and
  unrealized gain (loss)
  on investments.........          --     640,224      4,692,640     (19,526)      36,131       12,401       40,165
                          -----------    --------      ---------     -------      -------       ------       ------
Increase (decrease) in
  net assets from
  operations............. $(2,087,134)    685,669      4,670,383      10,767       32,232       11,615       38,040
                          ===========    ========      =========     =======      =======       ======       ======

                                           Janus Aspen Series
                          ------------ -------------------------
                            JPMorgan
                           Insurance
                             Trust
                              U.S.       Balanced      Balanced
                             Equity    Portfolio --  Portfolio --
                          Portfolio -- Institutional   Service
                            Class 1       Shares        Shares
                          ------------ ------------- ------------

                          ---------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    11,005      1,627,809     2,064,011
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    21,407      1,064,824     1,920,749
                            -------     ----------    ----------
Net investment income
  (expense)..............   (10,402)       562,985       143,262
                            -------     ----------    ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   141,359      1,563,592     2,229,399
   Change in unrealized
     appreciation
     (depreciation)......   (69,312)    (1,147,616)   (1,458,305)
   Capital gain
     distributions.......    39,060      1,090,811     1,512,829
                            -------     ----------    ----------
Net realized and
  unrealized gain (loss)
  on investments.........   111,107      1,506,787     2,283,923
                            -------     ----------    ----------
Increase (decrease) in
  net assets from
  operations.............   100,705      2,069,772     2,427,185
                            =======     ==========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                              Janus Aspen Series (continued)
                          ----------------------------------------------------------------------------------------------
                                                       Flexible                                  Global        Global
                           Enterprise    Enterprise      Bond          Forty        Forty       Research      Research
                          Portfolio --  Portfolio -- Portfolio --  Portfolio --  Portfolio -- Portfolio --  Portfolio --
                          Institutional   Service    Institutional Institutional   Service    Institutional   Service
                             Shares        Shares       Shares        Shares        Shares       Shares        Shares
                          ------------- ------------ ------------- ------------- ------------ ------------- ------------
                                                                               Year ended December 31, 2016
                          ----------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  $    65,068      1,121       446,029             --            --      447,990       33,600
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      648,951     71,732       226,664        499,034       782,356      582,634       55,244
                           -----------    -------       -------     ----------    ----------   ----------     --------
Net investment income
  (expense)..............     (583,883)   (70,611)      219,365       (499,034)     (782,356)    (134,644)     (21,644)
                           -----------    -------       -------     ----------    ----------   ----------     --------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    2,793,016    183,033       (72,693)       149,583    (1,939,882)   1,476,408      155,191
   Change in unrealized
     appreciation
     (depreciation)......   (1,116,901)   (56,660)       54,178     (4,028,245)   (3,954,748)  (1,175,004)    (128,227)
   Capital gain
     distributions.......    3,561,098    387,369            --      4,527,856     6,920,071           --           --
                           -----------    -------       -------     ----------    ----------   ----------     --------
Net realized and
  unrealized gain (loss)
  on investments.........    5,237,213    513,742       (18,515)       649,194     1,025,441      301,404       26,964
                           -----------    -------       -------     ----------    ----------   ----------     --------
Increase (decrease) in
  net assets from
  operations.............  $ 4,653,330    443,131       200,850        150,160       243,085      166,760        5,320
                           ===========    =======       =======     ==========    ==========   ==========     ========

                          ---------------------------------------
                             Global
                           Technology      Janus        Janus
                          Portfolio -- Portfolio --  Portfolio --
                            Service    Institutional   Service
                             Shares       Shares        Shares
                          ------------ ------------- ------------

                          ---------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     5,314        228,799       13,856
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    83,335        611,216       57,090
                            -------     ----------     --------
Net investment income
  (expense)..............   (78,021)      (382,417)     (43,234)
                            -------     ----------     --------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   214,026      1,278,296      130,205
   Change in unrealized
     appreciation
     (depreciation)......   311,594     (4,078,605)    (361,953)
   Capital gain
     distributions.......   205,287      2,637,466      230,278
                            -------     ----------     --------
Net realized and
  unrealized gain (loss)
  on investments.........   730,907       (162,843)      (1,470)
                            -------     ----------     --------
Increase (decrease) in
  net assets from
  operations.............   652,886       (545,260)     (44,704)
                            =======     ==========     ========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                              Janus Aspen Series
                                 (continued)         Legg Mason Partners Variable Equity Trust
                          -------------------------  -----------------------------------------
                                                     ClearBridge          ClearBridge
                                                       Variable             Variable
                            Overseas      Overseas    Aggressive            Dividend
                          Portfolio --  Portfolio --    Growth              Strategy
                          Institutional   Service    Portfolio --         Portfolio --
                             Shares        Shares      Class II             Class I
                          ------------- ------------ ------------         ------------
                                                                                  Year ended D
                          --------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  $ 1,018,080     122,637        31,851             73,163
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      318,570      40,608       164,695             69,261
                           -----------    --------    ----------            -------
Net investment income
  (expense)..............      699,510      82,029      (132,844)             3,902
                           -----------    --------    ----------            -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   (1,625,403)   (252,135)   (2,191,325)           285,945
   Change in unrealized
     appreciation
     (depreciation)......   (1,774,392)   (231,935)      905,002            301,111
   Capital gain
     distributions.......      677,839      85,617       407,496                 --
                           -----------    --------    ----------            -------
Net realized and
  unrealized gain (loss)
  on investments.........   (2,721,956)   (398,453)     (878,827)           587,056
                           -----------    --------    ----------            -------
Increase (decrease) in
  net assets from
  operations.............  $(2,022,446)   (316,424)   (1,011,671)           590,958
                           ===========    ========    ==========            =======

                                                    MFS(R) Variable Insurance Trust
                          ------------------------- -----------------------------   ------------------------------
                          ClearBridge  ClearBridge
                            Variable     Variable   MFS(R) Investors   MFS(R) New   MFS(R) Total
                            Dividend    Large Cap        Trust          Discovery      Return     MFS(R) Utilities
                            Strategy      Value        Series --        Series --     Series --      Series --
                          Portfolio -- Portfolio --  Service Class    Service Class Service Class  Service Class
                            Class II     Class I         Shares          Shares        Shares          Shares
                          ------------ ------------ ----------------  ------------- ------------- ----------------
                          ecember 31, 2016
                          ----------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   110,118       223,507         30,642              --      1,290,802        669,411
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...   123,559       227,197         84,104         190,969        907,300        302,567
                            -------     ---------       --------        --------      ---------      ---------
Net investment income
  (expense)..............   (13,441)       (3,690)       (53,462)       (190,969)       383,502        366,844
                            -------     ---------       --------        --------      ---------      ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   349,762      (513,013)       215,218        (316,065)     1,655,255        307,230
   Change in unrealized
     appreciation
     (depreciation)......   375,470     1,676,323       (415,337)        706,160       (569,702)       914,355
   Capital gain
     distributions.......        --       303,108        597,647         594,759      1,593,507        425,160
                            -------     ---------       --------        --------      ---------      ---------
Net realized and
  unrealized gain (loss)
  on investments.........   725,232     1,466,418        397,528         984,854      2,679,060      1,646,745
                            -------     ---------       --------        --------      ---------      ---------
Increase (decrease) in
  net assets from
  operations.............   711,791     1,462,728        344,066         793,885      3,062,562      2,013,589
                            =======     =========       ========        ========      =========      =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                 MFS(R) Variable
                                Insurance Trust II
                          -----------------------------  ------------
                             MFS(R)
                          Massachusetts                  Oppenheimer
                            Investors   MFS(R) Strategic   Capital
                          Growth Stock       Income      Appreciation
                          Portfolio --    Portfolio --    Fund/VA --
                          Service Class  Service Class   Non-Service
                             Shares          Shares         Shares
                          ------------- ---------------- ------------

                          -------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $  29,099          915           119,396
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     117,433          448           406,904
                            ---------        -----        ----------
Net investment income
  (expense)..............     (88,334)         467          (287,508)
                            ---------        -----        ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    (119,635)         (30)          755,026
   Change in unrealized
     appreciation
     (depreciation)......    (370,071)       1,562        (4,780,905)
   Capital gain
     distributions.......     880,331           --         3,025,154
                            ---------        -----        ----------
Net realized and
  unrealized gain (loss)
  on investments.........     390,625        1,532        (1,000,725)
                            ---------        -----        ----------
Increase (decrease) in
  net assets from
  operations.............   $ 302,291        1,999        (1,288,233)
                            =========        =====        ==========

                                                Oppenheimer Variable Account Funds
                          ------------------------------------------------------------------------------------------

                          Oppenheimer  Oppenheimer  Oppenheimer               Oppenheimer   Oppenheimer
                            Capital    Conservative Conservative Oppenheimer Discovery Mid Discovery Mid Oppenheimer
                          Appreciation   Balanced     Balanced    Core Bond   Cap Growth    Cap Growth     Global
                           Fund/VA --   Fund/VA --   Fund/VA --  Fund/VA --   Fund/VA --    Fund/VA --   Fund/VA --
                            Service    Non-Service    Service    Non-Service  Non-Service     Service      Service
                             Shares       Shares       Shares      Shares       Shares        Shares       Shares
                          ------------ ------------ ------------ ----------- ------------- ------------- -----------
                                    Year ended December 31, 2016
                          ------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........      5,586     269,859      486,194      412,528            --           --       693,344
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     76,622     153,245      430,704      160,782       319,538      103,566     1,298,178
                            --------     -------      -------     --------    ----------     --------    ----------
Net investment income
  (expense)..............    (71,036)    116,614       55,490      251,746      (319,538)    (103,566)     (604,834)
                            --------     -------      -------     --------    ----------     --------    ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    159,748      94,810      650,307     (267,573)    1,195,889       45,194     1,115,606
   Change in unrealized
     appreciation
     (depreciation)......   (832,250)    219,468      (38,453)     229,844    (2,538,535)    (482,678)   (9,810,199)
   Capital gain
     distributions.......    510,556          --           --           --     1,838,508      555,590     6,147,424
                            --------     -------      -------     --------    ----------     --------    ----------
Net realized and
  unrealized gain (loss)
  on investments.........   (161,946)    314,278      611,854      (37,729)      495,862      118,106    (2,547,169)
                            --------     -------      -------     --------    ----------     --------    ----------
Increase (decrease) in
  net assets from
  operations.............   (232,982)    430,892      667,344      214,017       176,324       14,540    (3,152,003)
                            ========     =======      =======     ========    ==========     ========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                           Oppenheimer Variable Account Funds
                                       (continued)
                          ------------------------------------  -------------
                          Oppenheimer
                            Global                 Oppenheimer
                           Strategic  Oppenheimer  Main Street
                            Income    Main Street   Small Cap     All Asset
                          Fund/VA --  Fund/VA --  Fund(R)/VA -- Portfolio --
                          Non-Service   Service      Service    Advisor Class
                            Shares      Shares       Shares        Shares
                          ----------- ----------- ------------- -------------

                          ---------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  $202,938      695,929      143,497       203,964
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    56,352    1,650,355      891,793       138,483
                           --------   ----------    ---------     ---------
Net investment income
  (expense)..............   146,586     (954,426)    (748,296)       65,481
                           --------   ----------    ---------     ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   (92,397)   4,926,044    1,843,069      (572,433)
   Change in unrealized
     appreciation
     (depreciation)......   148,225   (5,092,562)   4,636,999     1,155,002
   Capital gain
     distributions.......        --    9,706,992    2,209,013            --
                           --------   ----------    ---------     ---------
Net realized and
  unrealized gain (loss)
  on investments.........    55,828    9,540,474    8,689,081       582,569
                           --------   ----------    ---------     ---------
Increase (decrease) in
  net assets from
  operations.............  $202,414    8,586,048    7,940,785       648,050
                           ========   ==========    =========     =========

                                                                                                        Rydex
                                                                                                      Variable
                                          PIMCO Variable Insurance Trust                                Trust
                          -------------------------------------------------------------------------- -----------
                           Foreign Bond                   Long-Term
                            Portfolio                        U.S.
                           (U.S. Dollar    High Yield     Government    Low Duration   Total Return
                            Hedged) --    Portfolio --   Portfolio --   Portfolio --   Portfolio --
                          Administrative Administrative Administrative Administrative Administrative
                              Class          Class          Class          Class          Class       NASDAQ --
                              Shares         Shares         Shares         Shares         Shares     100(R) Fund
                          -------------- -------------- -------------- -------------- -------------- -----------
                              Year ended December 31, 2016
                          --------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     46,765        3,438,940        557,605       922,288       5,594,687          --
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     52,068        1,090,414        459,965     1,047,246       4,410,428      83,605
                             -------       ----------     ----------     ---------      ----------    --------
Net investment income
  (expense)..............     (5,303)       2,348,526         97,640      (124,958)      1,184,259     (83,605)
                             -------       ----------     ----------     ---------      ----------    --------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     32,157       (1,548,108)        66,863      (908,100)     (3,007,743)   (403,097)
   Change in unrealized
     appreciation
     (depreciation)......    123,172        6,370,760     (3,486,410)      925,396       5,523,054    (928,057)
   Capital gain
     distributions.......     11,619               --             --            --              --     551,622
                             -------       ----------     ----------     ---------      ----------    --------
Net realized and
  unrealized gain (loss)
  on investments.........    166,948        4,822,652     (3,419,547)       17,296       2,515,311    (779,532)
                             -------       ----------     ----------     ---------      ----------    --------
Increase (decrease) in
  net assets from
  operations.............    161,645        7,171,178     (3,321,907)     (107,662)      3,699,570    (863,137)
                             =======       ==========     ==========     =========      ==========    ========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                                     State Street Variable Insurance Series Funds, Inc.
                          --------------------------------------------------------------------------------------------
                                                Premier
                          Core Value            Growth    Real Estate             Small-Cap
                            Equity    Income    Equity    Securities               Equity    Total Return Total Return
                            V.I.S.    V.I.S.    V.I.S.      V.I.S.    S&P 500(R)   V.I.S.       V.I.S.       V.I.S.
                           Fund --    Fund --   Fund --     Fund --     Index      Fund --     Fund --      Fund --
                           Class 1    Class 1   Class 1     Class 1     V.I.S.     Class 1     Class 1      Class 3
                            Shares    Shares    Shares      Shares       Fund      Shares       Shares       Shares
                          ----------  ------- ----------  ----------- ----------  ---------  ------------ ------------
                                                                      Year ended December 31, 2016
                          --------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $  124,996  409,682    139,715   1,420,000   2,687,419         --   14,562,322   10,759,057
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    184,504  350,755    434,339     960,423   2,132,971    496,289   12,675,545   13,591,316
                          ----------  ------- ----------  ----------  ----------  ---------   ----------   ----------
Net investment income
  (expense)..............    (59,508)  58,927   (294,624)    459,577     554,448   (496,289)   1,886,777   (2,832,259)
                          ----------  ------- ----------  ----------  ----------  ---------   ----------   ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     23,844      148    517,216     806,374   8,978,009   (223,416)  12,636,315   13,264,421
   Change in unrealized
     appreciation
     (depreciation)......    574,015  326,185 (2,905,133) (4,236,414) (1,082,181) 5,440,624    5,708,442    4,931,225
   Capital gain
     distributions.......    460,808       --  2,870,461   6,576,157   5,178,688  1,694,573   14,483,739   12,472,686
                          ----------  ------- ----------  ----------  ----------  ---------   ----------   ----------
Net realized and
  unrealized gain (loss)
  on investments.........  1,058,667  326,333    482,544   3,146,117  13,074,516  6,911,781   32,828,496   30,668,332
                          ----------  ------- ----------  ----------  ----------  ---------   ----------   ----------
Increase (decrease) in
  net assets from
  operations............. $  999,159  385,260    187,920   3,605,694  13,628,964  6,415,492   34,715,273   27,836,073
                          ==========  ======= ==========  ==========  ==========  =========   ==========   ==========

                                       The Alger
                                       Portfolios
                          ----------- ------------


                          U.S. Equity Alger Large
                            V.I.S.     Cap Growth
                            Fund --   Portfolio --
                            Class 1    Class I-2
                            Shares       Shares
                          ----------- ------------

                          ------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    268,741          --
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    362,415     383,117
                           ---------    --------
Net investment income
  (expense)..............    (93,674)   (383,117)
                           ---------    --------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    755,416     396,818
   Change in unrealized
     appreciation
     (depreciation)......   (859,993)   (900,538)
   Capital gain
     distributions.......  1,812,974      92,553
                           ---------    --------
Net realized and
  unrealized gain (loss)
  on investments.........  1,708,397    (411,167)
                           ---------    --------
Increase (decrease) in
  net assets from
  operations.............  1,614,723    (794,284)
                           =========    ========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               The Alger                                                                            Wells Fargo
                              Portfolios                                                                             Variable
                              (continued)                          The Prudential Series Fund                          Trust
                          ------------------- --------------------------------------------------------------------  -----------
                                                Jennison                                              SP Prudential
                                                 20/20                    Natural                     U.S. Emerging Wells Fargo
                                                 Focus       Jennison    Resources   SP International    Growth      VT Omega
                            Alger Small Cap   Portfolio -- Portfolio -- Portfolio --      Growth      Portfolio --    Growth
                          Growth Portfolio --   Class II     Class II     Class II     Portfolio --     Class II      Fund --
                           Class I-2 Shares      Shares       Shares       Shares    Class II Shares     Shares       Class 2
                          ------------------- ------------ ------------ ------------ ---------------- ------------- -----------
                                                              Year ended December 31, 2016
                          ----------------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     $        --             --           --            --          --             --             --
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...         259,316         86,529       70,226       380,840          24            230         39,727
                              -----------       --------     --------    ----------        ----           ----       --------
Net investment income
  (expense)..............        (259,316)       (86,529)     (70,226)     (380,840)        (24)          (230)       (39,727)
                              -----------       --------     --------    ----------        ----           ----       --------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............      (1,060,481)       340,009      139,182    (2,925,203)       (137)           257       (134,422)
   Change in unrealized
     appreciation
     (depreciation)......        (628,221)      (301,026)    (395,198)    8,592,546          60            297        (34,840)
   Capital gain
     distributions.......       2,590,269             --           --            --          --             --        148,883
                              -----------       --------     --------    ----------        ----           ----       --------
Net realized and
  unrealized gain (loss)
  on investments.........         901,567         38,983     (256,016)    5,667,343         (77)           554        (20,379)
                              -----------       --------     --------    ----------        ----           ----       --------
Increase (decrease) in
  net assets from
  operations.............     $   642,251        (47,546)    (326,242)    5,286,503        (101)           324        (60,106)
                              ===========       ========     ========    ==========        ====           ====       ========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                      Statements of Changes in Net Assets





                                   Consolidated Total
                             ------------------------------

                             -------------------------------
                                  2016            2015
                             --------------  --------------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $    1,313,195       7,502,627
 Net realized gain
   (loss) on investments....     54,234,970     157,756,279
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........     18,863,129    (639,144,117)
 Capital gain
   distribution.............    200,894,178     313,747,070
                             --------------  --------------
    Increase (decrease)
     in net assets from
     operations.............    275,305,472    (160,138,141)
                             --------------  --------------
From capital
 transactions (note 4):
 Net premiums...............     22,659,769      32,475,365
 Death benefits.............    (94,460,876)   (119,448,443)
 Surrenders.................   (628,993,686)   (785,539,755)
 Administrative expenses....    (23,752,181)    (25,583,695)
 Transfers between
   subaccounts
   (including fixed
   account), net............     (7,948,356)     51,505,447
                             --------------  --------------
    Increase (decrease)
     in net assets from
     capital transactions...   (732,495,330)   (846,591,081)
                             --------------  --------------
Increase (decrease) in
 net assets.................   (457,189,858) (1,006,729,222)
Net assets at beginning
 of year....................  6,076,485,566   7,083,214,788
                             --------------  --------------
Net assets at end of year... $5,619,295,708   6,076,485,566
                             ==============  ==============
Change in units (note 5):
 Units purchased............
 Units redeemed.............

 Net increase (decrease)
   in units from capital
   transactions
   with contract owners.....

                                                        AB Variable Products Series Fund, Inc.
                             --------------------------------------------------------------------------------------------
                               AB Balanced Wealth     AB Global Thematic        AB Growth and         AB International
                              Strategy Portfolio --   Growth Portfolio --    Income Portfolio --     Value Portfolio --
                                     Class B                Class B                Class B                 Class B
                             ----------------------  --------------------  ----------------------  ----------------------
                                                 Year ended December 31,
                             ---------------------------------------------------------------------------------------------
                                2016        2015        2016       2015       2016        2015        2016        2015
                             ----------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................    (23,983)     27,756    (34,789)   (44,314)   (306,968)   (181,561)   (322,539)    334,545
 Net realized gain
   (loss) on investments....   (395,833)    172,373     89,866    197,433   2,472,368   2,919,664  (1,101,255)    168,471
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (371,062) (1,824,949)  (129,442)   (91,639)   (997,718) (2,793,732)  1,409,451  (1,001,167)
 Capital gain
   distribution.............  1,046,543   1,560,725         --         --   2,597,168          --          --          --
                             ----------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    255,665     (64,095)   (74,365)    61,480   3,764,850     (55,629)    (14,343)   (498,151)
                             ----------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     95,581      21,670      1,699      4,029      29,937     (12,028)    172,012     352,773
 Death benefits.............       (592)    (48,882)        --      1,467    (341,838)   (248,181)   (124,449)   (101,366)
 Surrenders................. (1,862,779) (2,044,072)  (175,612)  (274,899) (4,947,035) (5,201,133) (7,023,627) (7,196,605)
 Administrative expenses....   (115,170)   (117,878)   (10,634)   (12,729)    (97,472)   (104,531)   (512,727)   (438,590)
 Transfers between
   subaccounts
   (including fixed
   account), net............  1,019,688    (315,144)  (225,897)  (195,442)   (518,603) (2,106,235) 18,191,033  11,623,562
                             ----------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...   (863,272) (2,504,306)  (410,444)  (477,574) (5,875,011) (7,672,108) 10,702,242   4,239,774
                             ----------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................   (607,607) (2,568,401)  (484,809)  (416,094) (2,110,161) (7,727,737) 10,687,899   3,741,623
Net assets at beginning
 of year.................... 16,209,092  18,777,493  2,622,745  3,038,839  45,112,771  52,840,508  62,126,330  58,384,707
                             ----------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
Net assets at end of year... 15,601,485  16,209,092  2,137,936  2,622,745  43,002,610  45,112,771  72,814,229  62,126,330
                             ==========  ==========  =========  =========  ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............    719,974     102,743      7,799     16,418     118,806      46,322   5,082,632   2,876,038
 Units redeemed.............   (805,429)   (319,736)   (34,922)   (46,482)   (414,494)   (447,777) (3,031,196) (2,373,622)
                             ----------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions
   with contract owners.....    (85,455)   (216,993)   (27,123)   (30,064)   (295,688)   (401,455)  2,051,436     502,416
                             ==========  ==========  =========  =========  ==========  ==========  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                           AB Variable Products                AIM Variable Insurance Funds
                                       Series Fund, Inc. (continued)           (Invesco Variable Insurance Funds)
                             ------------------------------------------------  ---------------------------------
                                   AB Large Cap             AB Small Cap       Invesco V.I. American
                               Growth Portfolio --      Growth Portfolio --      Franchise Fund --
                                     Class B                  Class B             Series I shares
                             -----------------------  -----------------------  ---------------------------------
                                                                            Year ended December 31,
                             ------------------------------------------------------------------------------------
                                 2016        2015        2016         2015        2016              2015
                             -----------  ----------  ----------  -----------     ---------         ---------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (313,278)   (329,773)    (89,426)    (311,865)  (107,558)         (123,305)
 Net realized gain
   (loss) on investments....   1,692,984     932,185    (585,290)    (172,608)   266,686           372,618
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  (3,955,782)   (791,830)   (963,612)     153,871   (764,106)          (19,925)
 Capital gain
   distribution.............   2,232,524   1,942,480   1,841,984    2,092,418    626,182            41,617
                             -----------  ----------  ----------  -----------     ---------         ---------
    Increase (decrease)
     in net assets from
     operations.............    (343,552)  1,753,062     203,656    1,761,816     21,204           271,005
                             -----------  ----------  ----------  -----------     ---------         ---------
From capital
 transactions (note 4):
 Net premiums...............     347,988     251,820      83,097      911,040      1,440             2,945
 Death benefits.............     (29,277)    (78,796)     (4,851)    (369,994)   (40,388)          (75,276)
 Surrenders.................  (1,456,973) (1,608,031)   (683,814)  (1,747,666)  (546,756)         (687,477)
 Administrative expenses....     (77,776)    (79,222)    (25,022)    (112,860)   (17,601)          (20,936)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (7,731,017) 14,989,171    (492,954) (31,372,531)  (138,928)         (204,337)
                             -----------  ----------  ----------  -----------     ---------         ---------
    Increase (decrease)
     in net assets from
     capital transactions...  (8,947,055) 13,474,942  (1,123,544) (32,692,011)  (742,233)         (985,081)
                             -----------  ----------  ----------  -----------     ---------         ---------
Increase (decrease) in
 net assets.................  (9,290,607) 15,228,004    (919,888) (30,930,195)  (721,029)         (714,076)
Net assets at beginning
 of year....................  28,076,967  12,848,963   6,565,713   37,495,908  7,577,118         8,291,194
                             -----------  ----------  ----------  -----------     ---------         ---------
Net assets at end of year... $18,786,360  28,076,967   5,645,825    6,565,713  6,856,089         7,577,118
                             ===========  ==========  ==========  ===========     =========         =========
Change in units (note 5):
 Units purchased............     572,410   1,180,450      36,823      107,121      7,428             2,726
 Units redeemed.............  (1,379,050)   (199,609)   (105,179)  (2,011,898)   (60,139)          (70,931)
                             -----------  ----------  ----------  -----------     ---------         ---------
 Net increase (decrease)
   in units from capital
   transactions
   with contract owners.....    (806,640)    980,841     (68,356)  (1,904,777)   (52,711)          (68,205)
                             ===========  ==========  ==========  ===========     =========         =========


                             ---------------------------------------------
                             Invesco V.I. American      Invesco V.I.
                               Franchise Fund --      Comstock Fund --
                               Series II shares       Series II shares
                             --------------------  ----------------------

                             ---------------------------------------------
                                2016       2015       2016        2015
                             ---------  ---------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   (73,776)   (86,351)    185,906       7,262
 Net realized gain
   (loss) on investments....   427,212    567,833   1,847,323   2,651,288
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  (763,550)  (328,012)  3,448,031  (5,409,892)
 Capital gain
   distribution.............   430,171     29,455   6,649,481      91,353
                             ---------  ---------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    20,057    182,925  12,130,741  (2,659,989)
                             ---------  ---------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     1,142      1,540     119,310      72,393
 Death benefits.............    (5,219)   (21,019)   (151,430)    (48,534)
 Surrenders.................  (477,482)  (842,529) (5,155,723) (4,080,581)
 Administrative expenses....   (15,668)   (19,332)   (358,473)   (141,160)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (101,814)   (46,519) 48,396,620  (2,355,120)
                             ---------  ---------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (599,041)  (927,859) 42,850,304  (6,553,002)
                             ---------  ---------  ----------  ----------
Increase (decrease) in
 net assets.................  (578,984)  (744,934) 54,981,045  (9,212,991)
Net assets at beginning
 of year.................... 5,215,488  5,960,422  30,094,754  39,307,745
                             ---------  ---------  ----------  ----------
Net assets at end of year... 4,636,504  5,215,488  85,075,799  30,094,754
                             =========  =========  ==========  ==========
Change in units (note 5):
 Units purchased............    11,538      3,747   4,228,220      55,640
 Units redeemed.............   (42,374)   (50,560) (1,027,056)   (373,255)
                             ---------  ---------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions
   with contract owners.....   (30,836)   (46,813)  3,201,164    (317,615)
                             =========  =========  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                              AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (continued)
                              --------------------------------------------------------------------------- -----------------------
                                 Invesco V.I. Core         Invesco V.I. Equity and    Invesco V.I. Global Invesco V.I. Government
                                   Equity Fund --              Income Fund --         Real Estate Fund -- Securities Fund --
                                  Series I shares             Series II shares        Series II shares    Series I shares
                              ---------------------------  -------------------------  ------------------  ----------------------
                                                                       Year ended December 31,
                              ---------------------------------------------------------------------------------------------------
                                  2016          2015          2016          2015        2016      2015     2016        2015
                               -----------    ----------    ----------   ----------   -------   -------     -----       -----
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)............... $  (143,213)      (63,538)      (46,247)       82,944    (1,321)    4,622      63          63
   Net realized gain
     (loss) on
     investments.............     285,867       423,110       177,781       680,253     7,562     8,778      (3)        (25)
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........  (2,597,314)   (2,183,238)    1,629,167    (3,678,025)   (9,497)  (22,432)    (44)        (62)
   Capital gain
     distribution............   6,186,893       990,295       631,212     1,964,705     4,713        --      --          --
                               -----------    ----------    ----------   ----------   -------   -------     -----       -----
       Increase
         (decrease) in
         net assets from
         operations..........   3,732,233      (833,371)    2,391,913      (950,123)    1,457    (9,032)     16         (24)
                               -----------    ----------    ----------   ----------   -------   -------     -----       -----
From capital
  transactions (note 4):
   Net premiums..............     113,319        90,666        23,267       141,759        --        --     240         240
   Death benefits............     (61,800)         (637)      (27,030)      (50,979)   (2,388)     (708)     --          --
   Surrenders................  (5,466,587)     (936,846)   (2,043,281)   (3,118,843)  (19,347)  (33,579)     --          --
   Administrative
     expenses................    (378,621)      (37,850)     (126,600)     (132,250)     (379)     (440)     --          --
   Transfers between
     subaccounts
     (including fixed
     account), net...........  83,548,039    (2,049,239)       83,028     1,617,259    (7,240)   (2,099)     63          26
                               -----------    ----------    ----------   ----------   -------   -------     -----       -----
       Increase
         (decrease) in
         net assets from
         capital
         transactions........  77,754,350    (2,933,906)   (2,090,616)   (1,543,054)  (29,354)  (36,826)    303         266
                               -----------    ----------    ----------   ----------   -------   -------     -----       -----
Increase (decrease) in
  net assets.................  81,486,583    (3,767,277)      301,297    (2,493,177)  (27,897)  (45,858)    319         242
Net assets at beginning
  of year....................   8,765,071    12,532,348    20,333,624    22,826,801   285,145   331,003   4,601       4,359
                               -----------    ----------    ----------   ----------   -------   -------     -----       -----
Net assets at end of year.... $90,251,654     8,765,071    20,634,921    20,333,624   257,248   285,145   4,920       4,601
                               ===========    ==========    ==========   ==========   =======   =======     =====       =====
Change in units (note 5):
   Units purchased...........   6,364,540        20,049       239,384       246,112     9,631     3,784      25         158
   Units redeemed............    (735,216)     (211,443)     (395,442)     (361,317)  (11,643)   (6,468)     (7)       (143)
                               -----------    ----------    ----------   ----------   -------   -------     -----       -----
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........   5,629,324      (191,394)     (156,058)     (115,205)   (2,012)   (2,684)     18          15
                               ===========    ==========    ==========   ==========   =======   =======     =====       =====

                              ---------------------------
                              Invesco V.I. International
                                   Growth Fund --
                                  Series II shares
                              -------------------------

                              --------------------------
                                  2016         2015
                              -----------   ----------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)...............    (405,274)    (175,651)
   Net realized gain
     (loss) on
     investments.............   1,350,521    2,200,169
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........  (2,307,355)  (6,447,276)
   Capital gain
     distribution............          --           --
                              -----------   ----------
       Increase
         (decrease) in
         net assets from
         operations..........  (1,362,108)  (4,422,758)
                              -----------   ----------
From capital
  transactions (note 4):
   Net premiums..............     173,523      276,466
   Death benefits............     (47,893)     (96,337)
   Surrenders................  (5,158,543)  (7,197,096)
   Administrative
     expenses................    (369,594)    (444,445)
   Transfers between
     subaccounts
     (including fixed
     account), net........... (20,874,189)  23,444,206
                              -----------   ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........ (26,276,696)  15,982,794
                              -----------   ----------
Increase (decrease) in
  net assets................. (27,638,804)  11,560,036
Net assets at beginning
  of year....................  64,411,919   52,851,883
                              -----------   ----------
Net assets at end of year....  36,773,115   64,411,919
                              ===========   ==========
Change in units (note 5):
   Units purchased...........     896,276    2,465,864
   Units redeemed............  (3,285,575)  (1,152,786)
                              -----------   ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........  (2,389,299)   1,313,078
                              ===========   ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1




                                           AIM Variable Insurance Funds                 American Century Variable
                                  (Invesco Variable Insurance Funds) (continued)          Portfolios II, Inc.
                              ------------------------------------------------------    -----------------------
                                Invesco V.I.      Invesco V.I.
                                   Managed         Technology      Invesco V.I. Value         VP Inflation
                              Volatility Fund --    Fund --      Opportunities Fund --     Protection Fund --
                               Series I shares   Series I shares    Series II shares            Class II
                              ----------------   -------------   ---------------------  -----------------------
                                                                   Year ended December 31,
                              -----------------------------------------------------------------------------------
                                 2016      2015   2016     2015     2016       2015        2016          2015
                              -------     -----  ------   -----  ---------  ----------  ----------   -----------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)............... $      (4)      9      (5)    (12)   (80,321)     45,013     (12,122)      576,140
   Net realized gain
     (loss) on
     investments.............    (399)        6     313      32    (80,879)    148,259    (484,696)   (2,946,562)
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............     399      (471)   (470)    (94)  (620,703) (1,497,133)     36,365     2,424,761
   Capital gain
     distribution............      --       421      --     170  1,615,589     493,487     126,080            --
                              -------     -----  ------   -----  ---------  ----------  ----------   -----------
       Increase
         (decrease) in
         net assets from
         operations..........      (4)      (35)   (162)     96    833,686    (810,374)   (334,373)       54,339
                              -------     -----  ------   -----  ---------  ----------  ----------   -----------
From capital
  transactions (note 4):
   Net premiums..............      --        --      --      --     10,022      43,490      36,625       156,099
   Death benefits............      --        --      --      --     (7,021)    (22,608)      5,414       (32,166)
   Surrenders................  (1,175)       --  (1,545)     --   (484,928)   (624,674) (3,421,805)   (4,337,782)
   Administrative
     expenses................      --        --      --      --    (16,839)    (20,272)   (228,535)     (245,734)
   Transfers between
     subaccounts
     (including fixed
     account), net...........      33      (169)      4     (85)  (247,060)   (157,412) 28,814,193   (46,156,942)
                              -------     -----  ------   -----  ---------  ----------  ----------   -----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........  (1,142)     (169) (1,541)    (85)  (745,826)   (781,476) 25,205,892   (50,616,525)
                              -------     -----  ------   -----  ---------  ----------  ----------   -----------
Increase (decrease) in
  net assets.................  (1,146)     (204) (1,703)     11     87,860  (1,591,850) 24,871,519   (50,562,186)
Net assets at beginning
  of year....................   1,146     1,350   1,703   1,692  5,704,677   7,296,527  17,703,994    68,266,180
                              -------     -----  ------   -----  ---------  ----------  ----------   -----------
Net assets at end of year.... $    --     1,146      --   1,703  5,792,537   5,704,677  42,575,513    17,703,994
                              =======     =====  ======   =====  =========  ==========  ==========   ===========
Change in units (note 5):
   Units purchased...........       2        --      --      --     19,395      19,566   2,808,816       368,407
   Units redeemed............     (75)      (11)   (307)    (16)   (68,351)    (68,848)   (722,326)   (4,547,604)
                              -------     -----  ------   -----  ---------  ----------  ----------   -----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........     (73)      (11)   (307)    (16)   (48,956)    (49,282)  2,086,490    (4,179,197)
                              =======     =====  ======   =====  =========  ==========  ==========   ===========

                                  American
                                   Century
                                  Variable
                                 Portfolios,
                                    Inc.
                              ----------------

                                 VP Income &
                               Growth Fund --
                                   Class I
                              ----------------

                              --------------
                                2016     2015
                              -------  -------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)...............   1,280      388
   Net realized gain
     (loss) on
     investments.............   4,368    1,501
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............  37,815  (16,159)
   Capital gain
     distribution............   1,596    7,640
                              -------  -------
       Increase
         (decrease) in
         net assets from
         operations..........  45,059   (6,630)
                              -------  -------
From capital
  transactions (note 4):
   Net premiums..............      --       --
   Death benefits............      --       --
   Surrenders................ (40,338)  (3,352)
   Administrative
     expenses................    (562)    (141)
   Transfers between
     subaccounts
     (including fixed
     account), net........... 650,935    1,461
                              -------  -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........ 610,035   (2,032)
                              -------  -------
Increase (decrease) in
  net assets................. 655,094   (8,662)
Net assets at beginning
  of year....................  84,878   93,540
                              -------  -------
Net assets at end of year.... 739,972   84,878
                              =======  =======
Change in units (note 5):
   Units purchased...........  41,959      199
   Units redeemed............  (4,555)    (316)
                              -------  -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........  37,404     (117)
                              =======  =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                 American Century
                                       Variable Portfolios, Inc. (continued)           BlackRock Variable Series Funds, Inc.
                             --------------------------------------------------------  ------------------------------------
                                                                                              BlackRock
                                                                                          Basic Value V.I.
                               VP International      VP Ultra(R)         VP Value              Fund --
                               Fund -- Class I     Fund -- Class I    Fund -- Class I     Class III Shares
                             -------------------  -----------------  ----------------  ------------------------------------
                                                                       Year ended December 31,
                             -----------------------------------------------------------------------------------------------
                                2016      2015      2016      2015     2016     2015      2016               2015
                             ---------  --------  --------  -------  -------  -------     ----------         ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (3,513)  (10,707)   (2,140)  (4,493)     187      491     165,538            (46,202)
 Net realized gain
   (loss) on investments....    19,412    37,265   (13,845)   4,116    3,357    6,283     474,668            454,104
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (62,740)  (24,933)    4,486  (14,951)   7,907  (10,443)  4,130,257         (2,517,591)
 Capital gain
   distribution.............        --        --    11,244   30,882       --       --   1,306,429          1,287,135
                             ---------  --------  --------  -------  -------  -------     ----------         ----------
    Increase (decrease)
     in net assets from
     operations.............   (46,841)    1,625      (255)  15,554   11,451   (3,669)  6,076,892           (822,554)
                             ---------  --------  --------  -------  -------  -------     ----------         ----------
From capital
 transactions (note 4):
 Net premiums...............        --        --        --       --       --       --     116,452              7,716
 Death benefits.............    (4,635)   (1,395)   (2,386)    (686)      --       --    (102,188)             3,451
 Surrenders.................   (52,565) (114,002)  (10,692) (35,820)  (4,679) (18,240) (3,082,489)        (1,153,297)
 Administrative expenses....    (1,202)   (1,522)     (380)    (561)    (191)    (203)   (261,110)           (67,206)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (71,574)  (22,910) (223,529) (33,686)  (5,813)  (1,659) 42,822,077           (548,518)
                             ---------  --------  --------  -------  -------  -------     ----------         ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (129,976) (139,829) (236,987) (70,753) (10,683) (20,102) 39,492,742         (1,757,854)
                             ---------  --------  --------  -------  -------  -------     ----------         ----------
Increase (decrease) in
 net assets.................  (176,817) (138,204) (237,242) (55,199)     768  (23,771) 45,569,634         (2,580,408)
Net assets at beginning
 of year....................   684,225   822,429   283,137  338,336   66,442   90,213  10,553,794         13,134,202
                             ---------  --------  --------  -------  -------  -------     ----------         ----------
Net assets at end of year... $ 507,408   684,225    45,895  283,137   67,210   66,442  56,123,428         10,553,794
                             =========  ========  ========  =======  =======  =======     ==========         ==========
Change in units (note 5):
 Units purchased............    21,405     4,517     6,451    1,448       --       11   3,522,670             46,016
 Units redeemed.............   (31,395)  (13,263)  (19,895)  (5,428)    (423)    (829)   (664,333)          (148,293)
                             ---------  --------  --------  -------  -------  -------     ----------         ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (9,990)   (8,746)  (13,444)  (3,980)    (423)    (818)  2,858,337           (102,277)
                             =========  ========  ========  =======  =======  =======     ==========         ==========


                             -------------------------
                                     BlackRock
                              Global Allocation V.I.
                                      Fund --
                                 Class III Shares
                             ------------------------

                             -------------------------
                                 2016         2015
                             -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................  (2,011,570)  (3,014,739)
 Net realized gain
   (loss) on investments....  (5,051,827)   1,631,350
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  12,312,354  (27,748,236)
 Capital gain
   distribution.............          --   20,110,954
                             -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............   5,248,957   (9,020,671)
                             -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............     559,611    2,183,147
 Death benefits.............    (434,617)    (651,660)
 Surrenders................. (33,659,797) (34,538,430)
 Administrative expenses....  (2,227,139)  (2,343,714)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (7,525,368) (12,152,930)
                             -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions... (43,287,310) (47,503,587)
                             -----------  -----------
Increase (decrease) in
 net assets................. (38,038,353) (56,524,258)
Net assets at beginning
 of year.................... 322,921,392  379,445,650
                             -----------  -----------
Net assets at end of year... 284,883,039  322,921,392
                             ===========  ===========
Change in units (note 5):
 Units purchased............   2,500,450      926,325
 Units redeemed.............  (5,774,392)  (4,450,802)
                             -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........  (3,273,942)  (3,524,477)
                             ===========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                 BlackRock Variable Series Funds, Inc.
                                              (continued)                       Columbia Funds Variable Insurance Trust I
                             --------------------------------------------  --------------------------------------------------

                                BlackRock Large        BlackRock Value         Columbia Variable              Variable
                                Cap Growth V.I.       Opportunities V.I.   Portfolio -- International    Portfolio -- Loomis
                                    Fund --                Fund --           Opportunities Fund --          Sayles Growth
                                Class III Shares       Class III Shares             Class 2              Fund II -- Class 1
                             ---------------------  ---------------------  ------------------------   ------------------------
                                                                           Period from                Period from
                                                                            January 1     Year ended   January 1    Year ended
                                        Year ended December 31,            to April 29,  December 31, to April 29, December 31,
                             --------------------------------------------  ------------  ------------ ------------ ------------
                                2016        2015       2016       2015         2016          2015         2016         2015
                             ----------  ---------  ---------  ----------  ------------  ------------ ------------ ------------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (33,160)   (45,643)   (75,531)    (90,951)     126,950      (789,180)     (48,321)    (334,656)
 Net realized gain
   (loss) on investments....     56,850    189,400    189,496     299,397   (1,003,374)    1,307,513   (4,549,717)   1,162,300
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (122,261)  (296,720)   763,334  (1,231,148)  (2,042,221)   (3,038,777)  (3,543,679)  (3,370,422)
 Capital gain
   distribution.............    245,115    192,333    178,681     525,747           --            --    8,007,264    2,737,905
                             ----------  ---------  ---------  ----------  -----------    ----------  -----------   ----------
    Increase (decrease)
     in net assets from
     operations.............    146,544     39,370  1,055,980    (496,955)  (2,918,645)   (2,520,444)    (134,453)     195,127
                             ----------  ---------  ---------  ----------  -----------    ----------  -----------   ----------
From capital
 transactions (note 4):
 Net premiums...............        600      4,445     97,381      95,325       27,329       194,702       34,097        3,051
 Death benefits.............     29,777      2,261     17,312     (42,577)      (7,981)     (100,926)     (60,083)     (33,798)
 Surrenders.................   (345,480)  (585,218)  (342,127)   (491,594)  (1,729,153)   (6,090,243)    (437,912)  (2,160,921)
 Administrative expenses....     (8,171)   (10,899)   (20,845)    (25,169)    (128,990)     (359,391)     (31,422)    (103,782)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (279,590)  (308,222)  (631,570)   (690,010) (54,224,777)   23,776,065  (20,765,408)    (996,090)
                             ----------  ---------  ---------  ----------  -----------    ----------  -----------   ----------
    Increase (decrease)
     in net assets from
     capital transactions...   (602,864)  (897,633)  (879,849) (1,154,025) (56,063,572)   17,420,207  (21,260,728)  (3,291,540)
                             ----------  ---------  ---------  ----------  -----------    ----------  -----------   ----------
Increase (decrease) in
 net assets.................   (456,320)  (858,263)   176,131  (1,650,980) (58,982,217)   14,899,763  (21,395,181)  (3,096,413)
Net assets at beginning
 of year....................  3,356,409  4,214,672  5,313,028   6,964,008   58,982,217    44,082,454   21,395,181   24,491,594
                             ----------  ---------  ---------  ----------  -----------    ----------  -----------   ----------
Net assets at end of year... $2,900,089  3,356,409  5,489,159   5,313,028           --    58,982,217           --   21,395,181
                             ==========  =========  =========  ==========  ===========    ==========  ===========   ==========
Change in units (note 5):
 Units purchased............      8,231     22,953     22,248      13,121      380,889     2,952,005       13,571       59,055
 Units redeemed.............    (41,572)   (71,442)   (70,004)    (76,439)  (5,692,965)   (1,114,639)  (1,045,266)    (212,150)
                             ----------  ---------  ---------  ----------  -----------    ----------  -----------   ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (33,341)   (48,489)   (47,756)    (63,318)  (5,312,076)    1,837,366   (1,031,695)    (153,095)
                             ==========  =========  =========  ==========  ===========    ==========  ===========   ==========

                                         Columbia Funds
                                    Variable Series Trust II
                             --------------------------------------
                              Columbia Variable
                             Portfolio -- Select      Variable
                                International    Portfolio -- Loomis
                                   Equity           Sayles Growth
                               Fund -- Class 2     Fund -- Class 1
                             ------------------- -------------------

                                      Period from April 29
                                         to December 31,
                             --------------------------------------
                                    2016                2016
                             ------------------- -------------------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................        177,429            (209,744)
 Net realized gain
   (loss) on investments....     (2,695,412)            181,780
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........       (441,414)            942,605
 Capital gain
   distribution.............             --                  --
                                 ----------          ----------
    Increase (decrease)
     in net assets from
     operations.............     (2,959,397)            914,641
                                 ----------          ----------
From capital
 transactions (note 4):
 Net premiums...............         28,478              14,900
 Death benefits.............        (15,160)            (61,523)
 Surrenders.................     (2,045,389)         (1,498,004)
 Administrative expenses....        (96,466)            (64,825)
 Transfers between
   subaccounts
   (including fixed
   account), net............     20,538,462          21,281,421
                                 ----------          ----------
    Increase (decrease)
     in net assets from
     capital transactions...     18,409,925          19,671,969
                                 ----------          ----------
Increase (decrease) in
 net assets.................     15,450,528          20,586,610
Net assets at beginning
 of year....................             --                  --
                                 ----------          ----------
Net assets at end of year...     15,450,528          20,586,610
                                 ==========          ==========
Change in units (note 5):
 Units purchased............      5,954,145           2,288,555
 Units redeemed.............     (4,361,679)           (317,299)
                                 ----------          ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........      1,592,466           1,971,256
                                 ==========          ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                 Deutsche              Deutsche Variable
                              Variable Series I            Series II                             Dreyfus
                              ----------------  -------------------------------  --------------------------------------
                                                                                 Dreyfus Investment   Dreyfus Variable
                                                    Deutsche        Deutsche        Portfolios       Investment Fund --
                              Deutsche Capital     Large Cap      Small Mid Cap    MidCap Stock          Government
                              Growth VIP --       Value VIP --    Value VIP --     Portfolio --         Money Market
                              Class B Shares     Class B Shares  Class B Shares   Initial Shares          Portfolio
                              ----------------  ---------------  --------------  ----------------   --------------------
                                                              Year ended December 31,
                              -----------------------------------------------------------------------------------------
                               2016      2015    2016     2015    2016    2015     2016      2015      2016       2015
                               ------   -----   ------  -------  ------  ------  -------   -------  ---------  ---------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)............... $  (73)     (86)    (580)    (413)   (266)   (345)    (390)     (896)   (15,271)   (19,747)
   Net realized gain
     (loss) on
     investments.............     22       77      178    4,028     369   1,266      825     2,718         --         --
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........   (413)    (489)  (5,487) (11,352)    630  (3,590)   5,522   (21,957)        --         --
   Capital gain
     distribution............    659    1,012    2,621    2,766   2,046   1,817    6,818    16,384         --         --
                               ------   -----   ------  -------  ------  ------  -------   -------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         operations..........    195      514   (3,268)  (4,971)  2,779    (852)  12,775    (3,751)   (15,271)   (19,747)
                               ------   -----   ------  -------  ------  ------  -------   -------  ---------  ---------
From capital
  transactions (note 4):
   Net premiums..............     --       --       --       --      --      --       --        --         --         --
   Death benefits............     --       --       --       --      --      --       --        --   (482,755)  (891,885)
   Surrenders................     --       --   (2,280)  (9,840)   (960)   (935)  (5,183)   (5,121)  (162,768)  (331,576)
   Administrative
     expenses................    (20)     (22)     (54)     (63)    (51)    (54)    (636)     (741)    (1,553)    (2,672)
   Transfers between
     subaccounts
     (including fixed
     account), net...........    (12)    (123)   3,940   (1,070)   (545) (3,290)       1    (3,493)   322,684  1,097,295
                               ------   -----   ------  -------  ------  ------  -------   -------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........    (32)    (145)   1,606  (10,973) (1,556) (4,279)  (5,818)   (9,355)  (324,392)  (128,838)
                               ------   -----   ------  -------  ------  ------  -------   -------  ---------  ---------
Increase (decrease) in
  net assets.................    163      369   (1,662) (15,944)  1,223  (5,131)   6,957   (13,106)  (339,663)  (148,585)
Net assets at beginning
  of year....................  8,003    7,634   54,598   70,542  19,334  24,465   97,143   110,249  1,025,121  1,173,706
                               ------   -----   ------  -------  ------  ------  -------   -------  ---------  ---------
Net assets at end of year.... $8,166    8,003   52,936   54,598  20,557  19,334  104,100    97,143    685,458  1,025,121
                               ======   =====   ======  =======  ======  ======  =======   =======  =========  =========
Change in units (note 5):
   Units purchased...........     --       --      490      340      31      39       --        --     96,361    221,635
   Units redeemed............     (2)      (9)    (335)  (1,113)    (99)   (186)    (215)     (342)  (131,274)  (234,675)
                               ------   -----   ------  -------  ------  ------  -------   -------  ---------  ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........     (2)      (9)     155     (773)    (68)   (147)    (215)     (342)   (34,913)   (13,040)
                               ======   =====   ======  =======  ======  ======  =======   =======  =========  =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                        Eaton Vance Variable
                               Dreyfus (continued)             Trust
                             -----------------------  -----------------------  -----------------------
                               The Dreyfus Socially
                                Responsible Growth                              Federated High Income
                              Fund, Inc. -- Initial       VT Floating-Rate         Bond Fund II --
                                      Shares                Income Fund            Primary Shares
                             -----------------------  -----------------------  ----------------------
                                                                              Year ended December 31,
                             -------------------------------------------------------------------------
                                 2016        2015        2016         2015        2016        2015
                             -----------  ----------  ----------  -----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   (10,054)    (35,819)    886,206      855,148     620,700     637,491
 Net realized gain
   (loss) on investments....    (223,308)     16,745    (543,114)    (563,718)   (148,612)    (13,355)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........     100,230  (1,134,570)  2,942,782   (1,049,311)  1,060,838  (1,167,530)
 Capital gain
   distribution.............     603,980     847,062          --           --          --          --
                             -----------  ----------  ----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............     470,848    (306,582)  3,285,874     (757,881)  1,532,926    (543,394)
                             -----------  ----------  ----------  -----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............         212         275     663,600      263,273         760         447
 Death benefits.............     (12,545)     (8,529)   (133,608)     (76,550)   (150,736)    (98,479)
 Surrenders.................     (54,533)   (180,975) (4,060,059)  (5,454,430) (1,522,729) (1,823,319)
 Administrative expenses....     (21,367)    (23,265)   (296,918)    (316,780)    (19,081)    (21,207)
 Transfers between
   subaccounts
   (including fixed
   account), net............    (920,845)       (333)  1,479,370  (17,615,078)   (794,002)   (176,143)
                             -----------  ----------  ----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (1,009,078)   (212,827) (2,347,615) (23,199,565) (2,485,788) (2,118,701)
                             -----------  ----------  ----------  -----------  ----------  ----------
Increase (decrease) in
 net assets.................    (538,230)   (519,409)    938,259  (23,957,446)   (952,862) (2,662,095)
Net assets at beginning
 of year....................   6,219,191   6,738,600  44,137,619   68,095,065  13,214,053  15,876,148
                             -----------  ----------  ----------  -----------  ----------  ----------
Net assets at end of year... $ 5,680,961   6,219,191  45,075,878   44,137,619  12,261,191  13,214,053
                             ===========  ==========  ==========  ===========  ==========  ==========
Change in units (note 5):
 Units purchased............      23,647       6,435   1,334,182    1,008,601      25,616      57,100
 Units redeemed.............     (82,656)    (21,074) (1,539,590)  (2,958,277)   (121,628)   (144,969)
                             -----------  ----------  ----------  -----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (59,009)    (14,639)   (205,408)  (1,949,676)    (96,012)    (87,869)
                             ===========  ==========  ==========  ===========  ==========  ==========

                             Federated Insurance Series
                             ------------------------------------------------

                              Federated High Income     Federated Kaufmann
                                 Bond Fund II --            Fund II --
                                  Service Shares          Service Shares
                             -----------------------  ----------------------

                             ------------------------------------------------
                                2016         2015        2016        2015
                             ----------  -----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................    662,664    1,038,885    (282,278)   (334,171)
 Net realized gain
   (loss) on investments....    (88,708)    (147,907)    205,838     814,915
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  1,206,086   (1,471,879) (1,068,348) (2,599,267)
 Capital gain
   distribution.............         --           --   1,403,864   3,187,976
                             ----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  1,780,042     (580,901)    259,076   1,069,453
                             ----------  -----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     70,123      227,348      13,514      67,590
 Death benefits.............    (33,203)     (97,244)    (13,295)     (3,760)
 Surrenders................. (1,498,626)  (2,375,592) (1,735,637) (2,103,718)
 Administrative expenses....    (46,533)     (86,481)    (74,764)    (81,598)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (712,760)  (8,730,723) (1,193,664)   (333,063)
                             ----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (2,220,999) (11,062,692) (3,003,846) (2,454,549)
                             ----------  -----------  ----------  ----------
Increase (decrease) in
 net assets.................   (440,957) (11,643,593) (2,744,770) (1,385,096)
Net assets at beginning
 of year.................... 14,898,168   26,541,761  20,457,963  21,843,059
                             ----------  -----------  ----------  ----------
Net assets at end of year... 14,457,211   14,898,168  17,713,193  20,457,963
                             ==========  ===========  ==========  ==========
Change in units (note 5):
 Units purchased............     64,693       80,149      46,026      59,177
 Units redeemed.............   (176,178)    (620,269)   (158,324)   (155,099)
                             ----------  -----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (111,485)    (540,120)   (112,298)    (95,922)
                             ==========  ===========  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                 Federated Insurance Series (continued)
                             ----------------------------------------------

                             Federated Managed Tail
                                 Risk Fund II --        Federated Managed
                                 Primary Shares        Volatility Fund II
                             ----------------------  ----------------------

                             -----------------------------------------------
                                2016        2015        2016        2015
                             ----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   20,035      18,872     211,073     233,801
 Net realized gain
   (loss) on investments....   (189,455)    (90,356)    (68,905)    109,146
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (176,114)   (472,061)    186,922  (1,028,278)
 Capital gain
   distribution.............         --      10,138          --      36,928
                             ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   (345,534)   (533,407)    329,090    (648,403)
                             ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      2,680       3,395         360         384
 Death benefits.............    (65,343)   (102,567)   (201,909)    (94,749)
 Surrenders.................   (535,953)   (516,175)   (670,285)   (936,522)
 Administrative expenses....    (10,543)    (11,478)    (10,413)    (12,564)
 Transfers between
   subaccounts
   (including fixed
   account), net............    (11,465)   (189,095)   (224,799)   (556,065)
                             ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...   (620,624)   (815,920) (1,107,046) (1,599,516)
                             ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................   (966,158) (1,349,327)   (777,956) (2,247,919)
Net assets at beginning
 of year....................  6,250,134   7,599,461   6,409,171   8,657,090
                             ----------  ----------  ----------  ----------
Net assets at end of year... $5,283,976   6,250,134   5,631,215   6,409,171
                             ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............     19,021      10,288       6,628      11,979
 Units redeemed.............    (76,861)    (78,353)    (62,633)    (94,314)
                             ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (57,840)    (68,065)    (56,005)    (82,335)
                             ==========  ==========  ==========  ==========

                                          Fidelity(R) Variable Insurance Products Fund
                             ----------------------------------------------------------------------
                                                             VIP Asset
                                    VIP Asset               Manager/SM/            VIP Balanced
                             Manager/SM/ Portfolio --      Portfolio --            Portfolio --
                                  Initial Class           Service Class 2         Service Class 2
                             ----------------------   ----------------------  ----------------------
                              Year ended December 31,
                             -----------------------------------------------------------------------
                                2016         2015        2016        2015        2016        2015
                             ----------   ----------  ----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................     99,071      154,597     (57,095)    (55,215)   (473,727)   (433,600)
 Net realized gain
   (loss) on investments....    130,036      835,462      45,982     226,572     693,387   1,230,489
 Change in unrealized
   appreciation
   (depreciation)
   on investments........... (1,498,574)  (5,216,966)   (298,458) (1,098,172)  1,170,468  (4,150,941)
 Capital gain
   distribution.............  2,028,815    3,795,892     377,030     752,596   1,703,430   2,265,716
                             ----------   ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    759,348     (431,015)     67,459    (174,219)  3,093,558  (1,088,336)
                             ----------   ----------  ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............    288,920       36,397         408         408     217,269     367,531
 Death benefits............. (1,248,804)    (710,309)    (34,052)        424       3,192     (72,340)
 Surrenders................. (3,967,589)  (5,572,407)   (701,980) (1,027,272) (8,155,519) (8,257,662)
 Administrative expenses....    (43,125)     (46,249)    (13,782)    (20,270)   (345,299)   (361,508)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (479,835)     (80,720)   (750,121)   (789,419)  2,768,370   3,275,962
                             ----------   ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (5,450,433)  (6,373,288) (1,499,527) (1,836,129) (5,511,987) (5,048,017)
                             ----------   ----------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets................. (4,691,085)  (6,804,303) (1,432,068) (2,010,348) (2,418,429) (6,136,353)
Net assets at beginning
 of year.................... 49,441,914   56,246,217   8,974,499  10,984,847  69,426,153  75,562,506
                             ----------   ----------  ----------  ----------  ----------  ----------
Net assets at end of year... 44,750,829   49,441,914   7,542,431   8,974,499  67,007,724  69,426,153
                             ==========   ==========  ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............     32,902       37,217      31,826      35,357   1,048,220     737,413
 Units redeemed.............   (163,559)    (185,382)   (132,152)   (152,799) (1,443,558) (1,093,606)
                             ----------   ----------  ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (130,657)    (148,165)   (100,326)   (117,442)   (395,338)   (356,193)
                             ==========   ==========  ==========  ==========  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                             --------------------------


                                 VIP Contrafund(R)
                                    Portfolio --
                                   Initial Class
                             -------------------------

                             --------------------------
                                 2016          2015
                             ------------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   (690,584)    (542,446)
 Net realized gain
   (loss) on investments....    3,093,756    5,309,641
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (4,745,020) (16,775,803)
 Capital gain
   distribution.............    8,724,390   11,300,879
                             ------------  -----------
    Increase (decrease)
     in net assets from
     operations.............    6,382,542     (707,729)
                             ------------  -----------
From capital
 transactions (note 4):
 Net premiums...............       27,347       65,802
 Death benefits.............   (1,365,279)  (1,123,169)
 Surrenders.................  (10,998,041) (12,344,576)
 Administrative expenses....     (147,190)    (162,935)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (2,991,604)  (2,561,386)
                             ------------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (15,474,767) (16,126,264)
                             ------------  -----------
Increase (decrease) in
 net assets.................   (9,092,225) (16,833,993)
Net assets at beginning
 of year....................  113,615,434  130,449,427
                             ------------  -----------
Net assets at end of year... $104,523,209  113,615,434
                             ============  ===========
Change in units (note 5):
 Units purchased............       65,426       57,431
 Units redeemed.............     (431,540)    (474,833)
                             ------------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (366,114)    (417,402)
                             ============  ===========

                                      Fidelity(R) Variable Insurance Products Fund (continued)
                             ----------------------------------------------------------------------------------------------------
                                                             VIP Dynamic
                                                               Capital
                                 VIP Contrafund(R)          Appreciation          VIP Equity-Income         VIP Equity-Income
                                    Portfolio --            Portfolio --            Portfolio --              Portfolio --
                                  Service Class 2          Service Class 2          Initial Class            Service Class 2
                             -------------------------  --------------------  ------------------------  ------------------------
                                                       Year ended December 31,
                             ----------------------------------------------------------------------------------------------------
                                 2016          2015        2016       2015        2016         2015         2016         2015
                             ------------  -----------  ---------  ---------  -----------  -----------  -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   (1,978,029)  (2,158,975)   (20,192)   (28,245)     713,481    1,571,523     (226,570)   1,336,782
 Net realized gain
   (loss) on investments....   16,380,470   12,367,368     29,236    110,381     (693,924)     631,927   (1,235,103)   1,504,578
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  (23,896,418) (34,749,202)  (104,087)  (268,009)   7,130,949  (16,176,467)   5,323,595  (20,462,178)
 Capital gain
   distribution.............   17,474,342   22,484,493    106,029    172,891    5,475,755    9,087,139    6,568,306   11,172,985
                             ------------  -----------  ---------  ---------  -----------  -----------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............    7,980,365   (2,056,316)    10,986    (12,982)  12,626,261   (4,885,878)  10,430,228   (6,447,833)
                             ------------  -----------  ---------  ---------  -----------  -----------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............      837,649    1,249,850        550     11,612       46,635       36,336      171,312      501,862
 Death benefits.............     (508,703)    (646,112)    (4,124)     5,027   (1,728,938)  (1,001,357)    (158,859)    (493,242)
 Surrenders.................  (14,991,503) (23,962,897)  (223,094)  (332,214)  (8,698,023) (10,343,627)  (7,263,975) (11,326,744)
 Administrative expenses....   (1,053,245)  (1,510,982)    (8,227)   (10,502)     (97,833)    (104,432)    (423,536)    (668,239)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (88,135,131)  (9,293,836)  (138,850)    45,042     (914,623)    (969,059) (53,048,655)  (4,170,403)
                             ------------  -----------  ---------  ---------  -----------  -----------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions... (103,850,933) (34,163,977)  (373,745)  (281,035) (11,392,782) (12,382,139) (60,723,713) (16,156,766)
                             ------------  -----------  ---------  ---------  -----------  -----------  -----------  -----------
Increase (decrease) in
 net assets.................  (95,870,568) (36,220,293)  (362,759)  (294,017)   1,233,479  (17,268,017) (50,293,485) (22,604,599)
Net assets at beginning
 of year....................  217,808,685  254,028,978  2,724,488  3,018,505   85,286,374  102,554,391  102,422,357  125,026,956
                             ------------  -----------  ---------  ---------  -----------  -----------  -----------  -----------
Net assets at end of year...  121,938,117  217,808,685  2,361,729  2,724,488   86,519,853   85,286,374   52,128,872  102,422,357
                             ============  ===========  =========  =========  ===========  ===========  ===========  ===========
Change in units (note 5):
 Units purchased............    1,513,269      853,490      2,090     10,434       68,238       47,769    1,102,852      628,354
 Units redeemed.............   (8,482,569)  (2,814,769)   (18,973)   (21,529)    (310,210)    (379,317)  (5,634,908)  (1,653,517)
                             ------------  -----------  ---------  ---------  -----------  -----------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (6,969,300)  (1,961,279)   (16,883)   (11,095)    (241,972)    (331,548)  (4,532,056)  (1,025,163)
                             ============  ===========  =========  =========  ===========  ===========  ===========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                             Fidelity(R) Variable Insurance Products Fund (continued)
                             -------------------------------------------------------------------------------------------------
                                                                                    VIP Growth               VIP Growth
                                   VIP Growth &            VIP Growth &            Opportunities           Opportunities
                               Income Portfolio --      Income Portfolio --        Portfolio --             Portfolio --
                                  Initial Class           Service Class 2          Initial Class          Service Class 2
                             -----------------------  ----------------------  ----------------------  -----------------------
                                                                              Year ended December 31,
                             -------------------------------------------------------------------------------------------------
                                 2016        2015        2016        2015        2016        2015         2016        2015
                             -----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $    44,487     127,794      29,393      34,472    (104,138)   (139,179)    (468,231)   (823,173)
 Net realized gain
   (loss) on investments....     764,684   1,304,219   1,037,002     951,534     612,573     723,495     (329,066)  2,375,929
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........     636,679  (3,441,040)    413,515  (2,498,746)   (915,182) (1,220,802)  (2,056,659) (6,555,426)
 Capital gain
   distribution.............   1,240,097   1,210,535     909,366     871,025     203,503   1,088,185    1,048,670   5,186,540
                             -----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   2,685,947    (798,492)  2,389,276    (641,715)   (203,244)    451,699   (1,805,286)    183,870
                             -----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
From capital
 transactions (note 4):
 Net premiums...............       1,002       3,022     157,695      14,394         240      50,350       47,419     211,463
 Death benefits.............    (521,787)   (442,033)    (58,448)    (96,831)   (662,638)     30,270      (50,097)    (94,798)
 Surrenders.................  (1,868,697) (2,539,876) (1,529,327) (1,987,570)   (773,541)   (698,894)  (2,808,031) (5,518,456)
 Administrative expenses....     (34,435)    (39,533)    (58,465)    (57,723)    (14,413)    (17,746)    (231,010)   (367,208)
 Transfers between
   subaccounts
   (including fixed
   account), net............    (300,626)   (737,896)  3,730,414    (284,736)   (602,422)     32,356  (44,195,968) 32,551,890
                             -----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (2,724,543) (3,756,316)  2,241,869  (2,412,466) (2,052,774)   (603,664) (47,237,687) 26,782,891
                             -----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
Increase (decrease) in
 net assets.................     (38,596) (4,554,808)  4,631,145  (3,054,181) (2,256,018)   (151,965) (49,042,973) 26,966,761
Net assets at beginning
 of year....................  20,872,470  25,427,278  14,971,055  18,025,236  10,857,101  11,009,066   53,045,471  26,078,710
                             -----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
Net assets at end of year... $20,833,874  20,872,470  19,602,200  14,971,055   8,601,083  10,857,101    4,002,498  53,045,471
                             ===========  ==========  ==========  ==========  ==========  ==========  ===========  ==========
Change in units (note 5):
 Units purchased............      36,637      22,501     791,986      69,753       7,982      51,710      579,483   2,406,344
 Units redeemed.............    (163,593)   (195,253)   (631,066)   (213,367)   (120,033)    (90,273)  (3,553,722)   (825,102)
                             -----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (126,956)   (172,752)    160,920    (143,614)   (112,051)    (38,563)  (2,974,239)  1,581,242
                             ===========  ==========  ==========  ==========  ==========  ==========  ===========  ==========

                             -----------------------

                                   VIP Growth
                                  Portfolio --
                                  Initial Class
                             ----------------------

                             -----------------------
                                2016        2015
                             ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   (730,334)   (699,521)
 Net realized gain
   (loss) on investments....  2,898,714   4,598,131
 Change in unrealized
   appreciation
   (depreciation)
   on investments........... (8,223,943) (2,318,542)
 Capital gain
   distribution.............  5,524,531   2,008,962
                             ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   (531,032)  3,589,030
                             ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............    148,260      60,261
 Death benefits.............   (585,718)   (407,551)
 Surrenders................. (5,653,434) (7,845,338)
 Administrative expenses....    (65,462)    (72,523)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (620,553)    292,667
                             ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (6,776,907) (7,972,484)
                             ----------  ----------
Increase (decrease) in
 net assets................. (7,307,939) (4,383,454)
Net assets at beginning
 of year.................... 60,912,235  65,295,689
                             ----------  ----------
Net assets at end of year... 53,604,296  60,912,235
                             ==========  ==========
Change in units (note 5):
 Units purchased............     32,152      49,623
 Units redeemed.............   (220,061)   (245,150)
                             ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (187,909)   (195,527)
                             ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                           Fidelity(R) Variable Insurance Products Fund (continued)
                             ---------------------------------------------------------------------------------------------
                                    VIP Growth          VIP Investment Grade      VIP Mid Cap           VIP Mid Cap
                                   Portfolio --           Bond Portfolio --       Portfolio --         Portfolio --
                                 Service Class 2           Service Class 2       Initial Class        Service Class 2
                             -----------------------  ------------------------  ---------------  ------------------------
                                                                            Year ended December 31,
                             ---------------------------------------------------------------------------------------------
                                 2016        2015         2016         2015      2016     2015       2016         2015
                             -----------  ----------  -----------  -----------  ------  -------  -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (259,040)   (369,912)     746,001    1,107,841     (24)     (50)  (1,534,564)  (2,018,509)
 Net realized gain
   (loss) on investments....     962,397   1,805,958     (645,378)    (679,679)     (1)   1,655     (445,675)   4,857,814
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  (3,866,413)   (936,548)   3,050,173   (5,087,799)    521   (4,191)   6,457,169  (25,555,353)
 Capital gain
   distribution.............   2,131,079     774,408       62,848       76,717     620    2,852    7,501,745   21,207,794
                             -----------  ----------  -----------  -----------  ------  -------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  (1,031,977)  1,273,906    3,213,644   (4,582,920)  1,116      266   11,978,675   (1,508,254)
                             -----------  ----------  -----------  -----------  ------  -------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............      82,220     260,313      223,255      560,208     240      240      552,723      632,556
 Death benefits.............    (172,070)      4,710     (219,941)    (282,798)     --       --     (319,855)    (540,565)
 Surrenders.................  (1,592,173) (2,483,440) (15,610,930) (15,972,946)   (698)  (1,460) (12,515,306) (16,765,211)
 Administrative expenses....     (45,139)    (80,884)  (1,158,993)  (1,035,939)     --       --     (598,582)    (668,754)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (5,360,782)   (559,830)  14,618,797   58,397,459       2  (13,303)  15,065,202  (39,900,826)
                             -----------  ----------  -----------  -----------  ------  -------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (7,087,944) (2,859,131)  (2,147,812)  41,665,984    (456) (14,523)   2,184,182  (57,242,800)
                             -----------  ----------  -----------  -----------  ------  -------  -----------  -----------
Increase (decrease) in
 net assets.................  (8,119,921) (1,585,225)   1,065,832   37,083,064     660  (14,257)  14,162,857  (58,751,054)
Net assets at beginning
 of year....................  23,366,345  24,951,570  136,059,774   98,976,710  10,330   24,587  120,030,356  178,781,410
                             -----------  ----------  -----------  -----------  ------  -------  -----------  -----------
Net assets at end of year... $15,246,424  23,366,345  137,125,606  136,059,774  10,990   10,330  134,193,213  120,030,356
                             ===========  ==========  ===========  ===========  ======  =======  ===========  ===========
Change in units (note 5):
 Units purchased............      54,351     133,397    3,337,085    6,047,347       9        8    1,596,326      413,130
 Units redeemed.............    (511,958)   (333,575)  (3,537,286)  (2,795,286)    (22)    (381)  (1,441,024)  (3,431,989)
                             -----------  ----------  -----------  -----------  ------  -------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (457,607)   (200,178)    (200,201)   3,252,061     (13)    (373)     155,302   (3,018,859)
                             ===========  ==========  ===========  ===========  ======  =======  ===========  ===========

                             -----------------------
                                  VIP Overseas
                                  Portfolio --
                                  Initial Class
                             ----------------------

                             -----------------------
                                2016        2015
                             ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................        927     (12,347)
 Net realized gain
   (loss) on investments....    172,235     499,035
 Change in unrealized
   appreciation
   (depreciation)
   on investments........... (1,383,608)     27,298
 Capital gain
   distribution.............     27,260      19,860
                             ----------  ----------
    Increase (decrease)
     in net assets from
     operations............. (1,183,186)    533,846
                             ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     48,603      69,120
 Death benefits.............   (182,569)    (79,791)
 Surrenders................. (1,867,107) (2,247,808)
 Administrative expenses....    (22,894)    (25,910)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (633,550)     70,995
                             ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (2,657,517) (2,213,394)
                             ----------  ----------
Increase (decrease) in
 net assets................. (3,840,703) (1,679,548)
Net assets at beginning
 of year.................... 19,243,658  20,923,206
                             ----------  ----------
Net assets at end of year... 15,402,955  19,243,658
                             ==========  ==========
Change in units (note 5):
 Units purchased............     30,849      47,385
 Units redeemed.............   (138,051)   (143,931)
                             ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (107,202)    (96,546)
                             ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                             Fidelity(R) Variable Insurance
                                  Products Fund
                                   (continued)
                             -----------------------------

                                    VIP Value
                             Strategies Portfolio --
                                 Service Class 2
                             -----------------------------

                             ------------------------------
                                2016            2015
                               ----------     ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (18,023)        (80,116)
 Net realized gain
   (loss) on investments....     87,069       1,211,173
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    118,628      (1,294,144)
 Capital gain
   distribution.............         --           5,662
                               ----------     ----------
    Increase (decrease)
     in net assets from
     operations.............    187,674        (157,425)
                               ----------     ----------
From capital
 transactions (note 4):
 Net premiums...............     10,485         759,564
 Death benefits.............      2,584        (249,016)
 Surrenders.................   (276,151)       (333,409)
 Administrative expenses....     (7,708)        (29,443)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (206,679)     (5,136,351)
                               ----------     ----------
    Increase (decrease)
     in net assets from
     capital transactions...   (477,469)     (4,988,655)
                               ----------     ----------
Increase (decrease) in
 net assets.................   (289,795)     (5,146,080)
Net assets at beginning
 of year....................  2,982,580       8,128,660
                               ----------     ----------
Net assets at end of year... $2,692,785       2,982,580
                               ==========     ==========
Change in units (note 5):
 Units purchased............      6,606          55,799
 Units redeemed.............    (33,596)       (321,413)
                               ----------     ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (26,990)       (265,614)
                               ==========     ==========


                                                 Franklin Templeton Variable Insurance Products Trust
                             --------------------------------------------------------------------------------------------
                                 Franklin Founding                                Franklin Large
                                 Funds Allocation           Franklin Income         Cap Growth         Franklin Mutual
                                    VIP Fund --               VIP Fund --           VIP Fund --      Shares VIP Fund --
                                  Class 2 Shares            Class 2 Shares        Class 2 Shares       Class 2 Shares
                             ------------------------  ------------------------  ----------------  ----------------------
                                              Year ended December 31,
                             ---------------------------------------------------------------------------------------------
                                 2016         2015         2016         2015       2016     2015      2016        2015
                             -----------  -----------  -----------  -----------  -------  -------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   1,514,162      936,022    9,992,933   10,526,090   (2,927)  (3,272)     66,768     268,448
 Net realized gain
   (loss) on investments....  (2,334,725)    (674,951)  (3,089,747)   1,176,497    2,417   16,965     458,380     960,509
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   6,108,152   (7,350,988)  29,429,386  (47,013,742)  (9,253) (65,347)    312,273  (3,548,213)
 Capital gain
   distribution.............   2,489,902      144,764           --           --    3,268   63,963   1,280,881   1,221,621
                             -----------  -----------  -----------  -----------  -------  -------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   7,777,491   (6,945,153)  36,332,572  (35,311,155)  (6,495)  12,309   2,118,302  (1,097,635)
                             -----------  -----------  -----------  -----------  -------  -------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     282,562      151,973      491,241      690,052       --       --      79,553      33,017
 Death benefits.............     (71,053)    (107,110)    (663,162)    (715,731)      --       --     (54,394)      6,981
 Surrenders.................  (7,970,871)  (8,419,509) (38,087,142) (46,799,652) (20,606) (51,686) (1,327,527) (1,795,786)
 Administrative expenses....    (515,535)    (553,072)  (1,274,012)  (1,378,820)    (838)  (1,061)    (76,092)    (82,697)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (4,844,105)  (2,778,392) (22,283,122) (11,901,840) (22,323)  (6,689)   (661,818)   (815,017)
                             -----------  -----------  -----------  -----------  -------  -------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (13,119,002) (11,706,110) (61,816,197) (60,105,991) (43,767) (59,436) (2,040,278) (2,653,502)
                             -----------  -----------  -----------  -----------  -------  -------  ----------  ----------
Increase (decrease) in
 net assets.................  (5,341,511) (18,651,263) (25,483,625) (95,417,146) (50,262) (47,127)     78,024  (3,751,137)
Net assets at beginning
 of year....................  79,033,391   97,684,654  347,887,187  443,304,333  218,724  265,851  16,239,507  19,990,644
                             -----------  -----------  -----------  -----------  -------  -------  ----------  ----------
Net assets at end of year...  73,691,880   79,033,391  322,403,562  347,887,187  168,462  218,724  16,317,531  16,239,507
                             ===========  ===========  ===========  ===========  =======  =======  ==========  ==========
Change in units (note 5):
 Units purchased............   1,291,585      252,526    2,406,215    1,232,156      257      390      70,461      44,488
 Units redeemed.............  (2,495,993)  (1,287,066)  (6,955,188)  (5,474,877)  (2,503)  (3,175)   (197,854)   (195,500)
                             -----------  -----------  -----------  -----------  -------  -------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........  (1,204,408)  (1,034,540)  (4,548,973)  (4,242,721)  (2,246)  (2,785)   (127,393)   (151,012)
                             ===========  ===========  ===========  ===========  =======  =======  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                           Franklin Templeton Variable Insurance Products Trust (continued)
                             -------------------------------------------------------------------------------------------

                                Templeton Foreign      Templeton Foreign      Templeton Global       Templeton Growth
                                   VIP Fund --            VIP Fund --         Bond VIP Fund --          VIP Fund --
                                 Class 1 Shares         Class 2 Shares         Class 1 Shares         Class 2 Shares
                             ----------------------  --------------------  ---------------------  ----------------------
                                                                            Year ended December 31,
                             --------------------------------------------------------------------------------------------
                                2016        2015        2016       2015       2016       2015        2016        2015
                             ----------  ----------  ---------  ---------  ---------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   49,234     178,892      1,742     15,857    (91,735)    550,136      46,838     112,375
 Net realized gain
   (loss) on investments....   (149,538)     22,102    (38,598)    19,106   (136,826)    (56,275)     51,406     319,011
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    387,141  (1,098,736)    75,524   (158,546)   321,035    (980,001)    188,113  (1,253,945)
 Capital gain
   distribution.............    118,187     285,957     18,455     39,083      5,684      41,905     354,190          --
                             ----------  ----------  ---------  ---------  ---------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    405,024    (611,785)    57,123    (84,500)    98,158    (444,235)    640,547    (822,559)
                             ----------  ----------  ---------  ---------  ---------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      3,725       3,756         --         --      2,195       1,100       2,016       5,815
 Death benefits.............      4,944     (85,562)    (8,147)    (2,487)     9,263     (42,332)    (32,189)      2,064
 Surrenders.................   (763,243) (1,039,295)   (82,484)  (167,407)  (664,942) (1,159,303)   (715,766)   (870,199)
 Administrative expenses....    (12,899)    (15,012)    (1,894)    (2,238)   (11,538)    (13,696)    (49,448)    (56,571)
 Transfers between
   subaccounts
   (including fixed
   account), net............    250,398     185,116    (31,103)    16,197   (253,273)   (526,990)   (562,906)   (544,858)
                             ----------  ----------  ---------  ---------  ---------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...   (517,075)   (950,997)  (123,628)  (155,935)  (918,295) (1,741,221) (1,358,293) (1,463,749)
                             ----------  ----------  ---------  ---------  ---------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................   (112,051) (1,562,782)   (66,505)  (240,435)  (820,137) (2,185,456)   (717,746) (2,286,308)
Net assets at beginning
 of year....................  7,415,156   8,977,938  1,101,444  1,341,879  7,467,999   9,653,455   9,516,040  11,802,348
                             ----------  ----------  ---------  ---------  ---------  ----------  ----------  ----------
Net assets at end of year... $7,303,105   7,415,156  1,034,939  1,101,444  6,647,862   7,467,999   8,798,294   9,516,040
                             ==========  ==========  =========  =========  =========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............     52,955      65,170     40,546     14,328      9,283      15,553      82,207      84,829
 Units redeemed.............    (92,616)   (131,501)   (49,972)   (24,214)   (62,339)   (109,899)   (216,902)   (213,469)
                             ----------  ----------  ---------  ---------  ---------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (39,661)    (66,331)    (9,426)    (9,886)   (53,056)    (94,346)   (134,695)   (128,640)
                             ==========  ==========  =========  =========  =========  ==========  ==========  ==========

                              Goldman Sachs Variable
                                  Insurance Trust
                             ------------------------
                                   Goldman Sachs
                                 Government Money
                                  Market Fund --
                                  Service Shares
                             ------------------------

                             -------------------------
                                 2016         2015
                             -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................  (2,087,134)  (2,363,935)
 Net realized gain
   (loss) on investments....          --           --
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........          --           --
 Capital gain
   distribution.............          --           --
                             -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  (2,087,134)  (2,363,935)
                             -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............     252,019      498,839
 Death benefits............. (68,816,128) (96,339,842)
 Surrenders................. (46,886,522) (61,153,263)
 Administrative expenses....    (332,242)    (364,876)
 Transfers between
   subaccounts
   (including fixed
   account), net............ 111,673,309  140,727,446
                             -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (4,109,564) (16,631,696)
                             -----------  -----------
Increase (decrease) in
 net assets.................  (6,196,698) (18,995,631)
Net assets at beginning
 of year.................... 139,172,263  158,167,894
                             -----------  -----------
Net assets at end of year... 132,975,565  139,172,263
                             ===========  ===========
Change in units (note 5):
 Units purchased............  19,076,856   22,535,936
 Units redeemed............. (19,530,206) (24,274,787)
                             -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (453,350)  (1,738,851)
                             ===========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                              Goldman Sachs Variable Insurance Trust (continued)    JPMorgan Insurance Trust
                              ------------------------------------------------   ------------------------------  ----------
                                                                                       JPMorgan             JPMorgan
                                Goldman Sachs Large        Goldman Sachs Mid        Insurance Trust     Insurance Trust
                                 Cap Value Fund --         Cap Value Fund --           Core Bond        Intrepid Mid Cap
                                Institutional Shares      Institutional Shares   Portfolio -- Class 1  Portfolio -- Class 1
                              -----------------------   -----------------------  --------------------  -------------------
                                                                        Year ended December 31,
                              ---------------------------------------------------------------------------------------------
                                  2016         2015        2016         2015        2016       2015      2016      2015
                              -----------   ----------  ----------  -----------  ---------  ---------  -------   --------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)............... $    45,445       (9,508)    (22,257)    (617,901)    30,293     93,894   (3,899)    (4,922)
   Net realized gain
     (loss) on
     investments.............    (251,364)      27,195     (68,173)     992,940    (16,795)   (18,683)  12,079     22,146
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........     817,230   (1,559,164)  4,736,554   (9,270,579)    (2,731)  (122,345) (12,795)  (105,153)
   Capital gain
     distribution............      74,358    1,012,068      24,259    3,433,814         --         --   36,847     58,796
                              -----------   ----------  ----------  -----------  ---------  ---------  -------   --------
       Increase
         (decrease) in
         net assets from
         operations..........     685,669     (529,409)  4,670,383   (5,461,726)    10,767    (47,134)  32,232    (29,133)
                              -----------   ----------  ----------  -----------  ---------  ---------  -------   --------
From capital
  transactions (note 4):
   Net premiums..............          --        8,100      36,279      329,519         --         --       --         --
   Death benefits............     (43,323)    (161,060)   (347,178)    (373,270)   (29,430)    (5,631)  (3,616)    (1,039)
   Surrenders................  (1,059,788)  (1,097,873) (3,331,700)  (5,674,191)  (351,878)  (595,319) (28,584)   (49,867)
   Administrative
     expenses................     (12,955)     (15,095)    (77,203)    (104,224)    (5,393)    (5,723)    (323)      (378)
   Transfers between
     subaccounts
     (including fixed
     account), net...........    (427,525)    (213,385)  7,883,927   (5,572,653)   284,630  1,333,256  (32,431)     6,153
                              -----------   ----------  ----------  -----------  ---------  ---------  -------   --------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........  (1,543,591)  (1,479,313)  4,164,125  (11,394,819)  (102,071)   726,583  (64,954)   (45,131)
                              -----------   ----------  ----------  -----------  ---------  ---------  -------   --------
Increase (decrease) in
  net assets.................    (857,922)  (2,008,722)  8,834,508  (16,856,545)   (91,304)   679,449  (32,722)   (74,264)
Net assets at beginning
  of year....................   8,322,079   10,330,801  43,126,700   59,983,245  3,858,936  3,179,487  364,883    439,147
                              -----------   ----------  ----------  -----------  ---------  ---------  -------   --------
Net assets at end of year.... $ 7,464,157    8,322,079  51,961,208   43,126,700  3,767,632  3,858,936  332,161    364,883
                              ===========   ==========  ==========  ===========  =========  =========  =======   ========
Change in units (note 5):
   Units purchased...........       8,512       10,835     495,792      249,920    133,448    133,574    9,497      2,752
   Units redeemed............    (108,152)    (101,710)   (209,215)    (698,707)  (140,825)   (80,689) (13,549)    (5,417)
                              -----------   ----------  ----------  -----------  ---------  ---------  -------   --------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........     (99,640)     (90,875)    286,577     (448,787)    (7,377)    52,885   (4,052)    (2,665)
                              ===========   ==========  ==========  ===========  =========  =========  =======   ========

                              ---------------------
                                  JPMorgan
                               Insurance Trust
                                Mid Cap Value
                              Portfolio -- Class 1
                              -------------------

                              -------------------
                                2016       2015
                               -------   -------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)...............    (786)      (735)
   Net realized gain
     (loss) on
     investments.............   5,146      6,073
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........   2,246    (17,706)
   Capital gain
     distribution............   5,009      8,076
                               -------   -------
       Increase
         (decrease) in
         net assets from
         operations..........  11,615     (4,292)
                               -------   -------
From capital
  transactions (note 4):
   Net premiums..............      --         --
   Death benefits............      --         --
   Surrenders................  (9,319)    (9,090)
   Administrative
     expenses................    (360)      (375)
   Transfers between
     subaccounts
     (including fixed
     account), net...........  (3,822)     2,571
                               -------   -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........ (13,501)    (6,894)
                               -------   -------
Increase (decrease) in
  net assets.................  (1,886)   (11,186)
Net assets at beginning
  of year....................  96,564    107,750
                               -------   -------
Net assets at end of year....  94,678     96,564
                               =======   =======
Change in units (note 5):
   Units purchased...........      98        227
   Units redeemed............    (587)      (474)
                               -------   -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........    (489)      (247)
                               =======   =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               JPMorgan Insurance Trust (continued)                                  Janus Aspen Series
                              -----------------------------------------  ---------------------------------------------------
                                  JPMorgan
                               Insurance Trust      JPMorgan Insurance
                               Small Cap Core        Trust U.S. Equity     Balanced Portfolio --     Balanced Portfolio --
                              Portfolio -- Class 1 Portfolio -- Class 1    Institutional Shares         Service Shares
                              -------------------  --------------------  ------------------------  ------------------------
                                                                            Year ended December 31,
                              ----------------------------------------------------------------------------------------------
                                2016       2015       2016       2015        2016         2015         2016         2015
                               --------   ------   ---------  ---------  -----------  -----------  -----------  -----------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)............... $ (2,125)     (104)    (10,402)    (8,857)     562,985      129,006      143,262     (513,411)
   Net realized gain
     (loss) on
     investments.............    4,951        46     141,359    121,243    1,563,592    2,740,209    2,229,399    3,287,226
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........   34,607    (1,258)    (69,312)  (179,600)  (1,147,616)  (6,445,565)  (1,458,305)  (8,518,799)
   Capital gain
     distribution............      607       788      39,060     59,012    1,090,811    2,951,694    1,512,829    4,101,244
                               --------   ------   ---------  ---------  -----------  -----------  -----------  -----------
       Increase
         (decrease) in
         net assets from
         operations..........   38,040      (528)    100,705     (8,202)   2,069,772     (624,656)   2,427,185   (1,643,740)
                               --------   ------   ---------  ---------  -----------  -----------  -----------  -----------
From capital
  transactions (note 4):
   Net premiums..............       --        --          --         --       19,027       15,703      659,032      387,665
   Death benefits............       --        --     (10,734)    (3,076)  (1,372,397)  (1,578,680)    (314,270)    (141,724)
   Surrenders................  (11,023)       --     (95,706)  (161,432)  (8,800,644) (11,115,285) (10,834,740) (11,991,575)
   Administrative
     expenses................     (160)      (12)     (1,688)    (1,164)    (111,752)    (123,162)    (470,078)    (509,069)
   Transfers between
     subaccounts
     (including fixed
     account), net...........  197,065        --      45,065     38,324   (1,005,082)   1,073,605   (3,006,241)  (4,013,985)
                               --------   ------   ---------  ---------  -----------  -----------  -----------  -----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........  185,882       (12)    (63,063)  (127,348) (11,270,848) (11,727,819) (13,966,297) (16,268,688)
                               --------   ------   ---------  ---------  -----------  -----------  -----------  -----------
Increase (decrease) in
  net assets.................  223,922      (540)     37,642   (135,550)  (9,201,076) (12,352,475) (11,539,112) (17,912,428)
Net assets at beginning
  of year....................    7,393     7,933   1,158,166  1,293,716   80,984,139   93,336,614  115,047,604  132,960,032
                               --------   ------   ---------  ---------  -----------  -----------  -----------  -----------
Net assets at end of year.... $231,315     7,393   1,195,808  1,158,166   71,783,063   80,984,139  103,508,492  115,047,604
                               ========   ======   =========  =========  ===========  ===========  ===========  ===========
Change in units (note 5):
   Units purchased...........   15,879        --      30,415     10,882       74,415      155,277      805,237      450,270
   Units redeemed............   (2,942)       --     (33,726)   (17,828)    (393,955)    (497,876)  (1,594,294)  (1,361,308)
                               --------   ------   ---------  ---------  -----------  -----------  -----------  -----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........   12,937        --      (3,311)    (6,946)    (319,540)    (342,599)    (789,057)    (911,038)
                               ========   ======   =========  =========  ===========  ===========  ===========  ===========

                              -----------------------


                              Enterprise Portfolio --
                               Institutional Shares
                              ----------------------

                              -----------------------
                                 2016        2015
                              ----------  ----------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)...............   (583,883)   (402,499)
   Net realized gain
     (loss) on
     investments.............  2,793,016   3,463,218
   Change in unrealized
     appreciation
     (depreciation)
     on investments.......... (1,116,901) (6,988,545)
   Capital gain
     distribution............  3,561,098   5,346,662
                              ----------  ----------
       Increase
         (decrease) in
         net assets from
         operations..........  4,653,330   1,418,836
                              ----------  ----------
From capital
  transactions (note 4):
   Net premiums..............      7,922      53,690
   Death benefits............   (211,917)   (190,879)
   Surrenders................ (5,265,262) (5,531,900)
   Administrative
     expenses................    (69,938)    (72,386)
   Transfers between
     subaccounts
     (including fixed
     account), net...........   (397,295)   (716,516)
                              ----------  ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........ (5,936,490) (6,457,991)
                              ----------  ----------
Increase (decrease) in
  net assets................. (1,283,160) (5,039,155)
Net assets at beginning
  of year.................... 46,516,245  51,555,400
                              ----------  ----------
Net assets at end of year.... 45,233,085  46,516,245
                              ==========  ==========
Change in units (note 5):
   Units purchased...........     46,628      32,929
   Units redeemed............   (205,278)   (200,190)
                              ----------  ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........   (158,650)   (167,261)
                              ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                          Janus Aspen Series (continued)
                              ------------------------------------------------------------------------------------------------
                                                             Flexible
                              Enterprise Portfolio --    Bond Portfolio --      Forty Portfolio --       Forty Portfolio --
                                  Service Shares       Institutional Shares    Institutional Shares        Service Shares
                              ---------------------   ----------------------  ----------------------  -----------------------
                                                                              Year ended December 31,
                              ------------------------------------------------------------------------------------------------
                                 2016         2015       2016        2015        2016        2015         2016        2015
                              ----------   ---------  ----------  ----------  ----------  ----------  -----------  ----------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)............... $  (70,611)    (51,526)    219,365     149,444    (499,034)   (577,373)    (782,356)   (801,123)
   Net realized gain
     (loss) on
     investments.............    183,033     282,204     (72,693)    (58,917)    149,583   1,222,856   (1,939,882)  1,059,380
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........    (56,660)   (668,127)     54,178    (352,315) (4,028,245) (4,411,695)  (3,954,748) (4,701,744)
   Capital gain
     distribution............    387,369     551,666          --      81,418   4,527,856   7,770,162    6,920,071   9,314,937
                              ----------   ---------  ----------  ----------  ----------  ----------  -----------  ----------
       Increase
         (decrease) in
         net assets from
         operations..........    443,131     114,217     200,850    (180,370)    150,160   4,003,950      243,085   4,871,450
                              ----------   ---------  ----------  ----------  ----------  ----------  -----------  ----------
From capital
  transactions (note 4):
   Net premiums..............      1,097         847       4,690       1,809      28,737      20,189      448,710     218,084
   Death benefits............     52,943    (114,121)    (91,482)    574,552    (970,812)   (257,738)     (39,902)    (61,494)
   Surrenders................   (377,431)   (417,763) (1,748,446) (3,333,710) (3,776,898) (4,098,950)  (4,989,301) (5,519,947)
   Administrative
     expenses................     (8,325)     (7,646)    (23,137)    (24,301)    (54,512)    (61,206)    (323,500)   (296,030)
   Transfers between
     subaccounts
     (including fixed
     account), net...........    (45,899)    289,635      71,333   1,179,652    (281,196) (1,178,211)  (7,051,421)  1,879,418
                              ----------   ---------  ----------  ----------  ----------  ----------  -----------  ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........   (377,615)   (249,048) (1,787,042) (1,601,998) (5,054,681) (5,575,916) (11,955,414) (3,779,969)
                              ----------   ---------  ----------  ----------  ----------  ----------  -----------  ----------
Increase (decrease) in
  net assets.................     65,516    (134,831) (1,586,192) (1,782,368) (4,904,521) (1,571,966) (11,712,329)  1,091,481
Net assets at beginning
  of year....................  4,758,084   4,892,915  16,464,418  18,246,786  37,280,557  38,852,523   48,726,862  47,635,381
                              ----------   ---------  ----------  ----------  ----------  ----------  -----------  ----------
Net assets at end of year.... $4,823,600   4,758,084  14,878,226  16,464,418  32,376,036  37,280,557   37,014,533  48,726,862
                              ==========   =========  ==========  ==========  ==========  ==========  ===========  ==========
Change in units (note 5):
   Units purchased...........     23,654      27,069      45,155     104,323      37,253      39,696      653,842     455,834
   Units redeemed............    (50,936)    (46,739)   (122,045)   (172,209)   (191,243)   (218,448)  (1,182,061)   (831,630)
                              ----------   ---------  ----------  ----------  ----------  ----------  -----------  ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........    (27,282)    (19,670)    (76,890)    (67,886)   (153,990)   (178,752)    (528,219)   (375,796)
                              ==========   =========  ==========  ==========  ==========  ==========  ===========  ==========

                              ----------------------
                                  Global Research
                                   Portfolio --
                               Institutional Shares
                              ----------------------

                              ----------------------
                                 2016        2015
                              ----------  ----------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)...............   (134,644)   (381,485)
   Net realized gain
     (loss) on
     investments.............  1,476,408   2,111,063
   Change in unrealized
     appreciation
     (depreciation)
     on investments.......... (1,175,004) (3,302,145)
   Capital gain
     distribution............         --          --
                              ----------  ----------
       Increase
         (decrease) in
         net assets from
         operations..........    166,760  (1,572,567)
                              ----------  ----------
From capital
  transactions (note 4):
   Net premiums..............     48,246      15,211
   Death benefits............   (417,202)   (382,765)
   Surrenders................ (4,011,386) (4,699,154)
   Administrative
     expenses................    (54,168)    (61,558)
   Transfers between
     subaccounts
     (including fixed
     account), net...........   (772,210)   (648,541)
                              ----------  ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........ (5,206,720) (5,776,807)
                              ----------  ----------
Increase (decrease) in
  net assets................. (5,039,960) (7,349,374)
Net assets at beginning
  of year.................... 45,357,006  52,706,380
                              ----------  ----------
Net assets at end of year.... 40,317,046  45,357,006
                              ==========  ==========
Change in units (note 5):
   Units purchased...........     29,381      28,148
   Units redeemed............   (239,430)   (246,114)
                              ----------  ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........   (210,049)   (217,966)
                              ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                        Janus Aspen Series (continued)
                              -------------------------------------------------------------------------------------------
                                 Global Research       Global Technology
                                   Portfolio --           Portfolio --        Janus Portfolio --     Janus Portfolio --
                                  Service Shares         Service Shares      Institutional Shares      Service Shares
                              ---------------------  ---------------------  ----------------------  --------------------
                                                                            Year ended December 31,
                              -------------------------------------------------------------------------------------------
                                 2016        2015       2016       2015        2016        2015        2016       2015
                              ----------  ---------  ---------  ----------  ----------  ----------  ---------  ---------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)............... $  (21,644)   (45,514)   (78,021)    (89,651)   (382,417)   (402,420)   (43,234)   (47,372)
   Net realized gain
     (loss) on
     investments.............    155,191    269,404    214,026     439,122   1,278,296   2,371,484    130,205    247,829
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........   (128,227)  (362,217)   311,594  (1,005,169) (4,078,605) (9,118,331)  (361,953)  (823,343)
   Capital gain
     distribution............         --         --    205,287     846,737   2,637,466   9,190,026    230,278    778,277
                              ----------  ---------  ---------  ----------  ----------  ----------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         operations..........      5,320   (138,327)   652,886     191,039    (545,260)  2,040,759    (44,704)   155,391
                              ----------  ---------  ---------  ----------  ----------  ----------  ---------  ---------
From capital
  transactions (note 4):
   Net premiums..............     12,945    (21,254)     2,277      61,945      28,638      17,830         14      7,276
   Death benefits............   (148,776)   (16,597)    78,234     (48,715)   (936,019)   (345,091)    70,099   (283,195)
   Surrenders................   (310,756)  (447,547)  (572,262)   (791,637) (5,233,888) (5,116,257)  (389,169)  (337,828)
   Administrative
     expenses................     (5,629)    (6,455)   (13,189)    (13,446)    (66,291)    (72,204)    (6,230)    (6,794)
   Transfers between
     subaccounts
     (including fixed
     account), net...........     27,317   (185,368)    90,170    (148,339)   (677,905)   (270,142)  (106,646)    17,370
                              ----------  ---------  ---------  ----------  ----------  ----------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........   (424,899)  (677,221)  (414,770)   (940,192) (6,885,465) (5,785,864)  (431,932)  (603,171)
                              ----------  ---------  ---------  ----------  ----------  ----------  ---------  ---------
Increase (decrease) in
  net assets.................   (419,579)  (815,548)   238,116    (749,153) (7,430,725) (3,745,105)  (476,636)  (447,780)
Net assets at beginning
  of year....................  3,803,658  4,619,206  5,655,018   6,404,171  47,984,020  51,729,125  3,905,334  4,353,114
                              ----------  ---------  ---------  ----------  ----------  ----------  ---------  ---------
Net assets at end of year.... $3,384,079  3,803,658  5,893,134   5,655,018  40,553,295  47,984,020  3,428,698  3,905,334
                              ==========  =========  =========  ==========  ==========  ==========  =========  =========
Change in units (note 5):
   Units purchased...........     12,037      9,522     74,135      75,301      29,098      34,058     25,408      6,566
   Units redeemed............    (62,000)   (83,442)  (123,585)   (193,237)   (304,022)   (265,523)   (64,085)   (60,373)
                              ----------  ---------  ---------  ----------  ----------  ----------  ---------  ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........    (49,963)   (73,920)   (49,450)   (117,936)   (274,924)   (231,465)   (38,677)   (53,807)
                              ==========  =========  =========  ==========  ==========  ==========  =========  =========

                              -----------------------

                               Overseas Portfolio --
                               Institutional Shares
                              ----------------------

                              -----------------------
                                 2016        2015
                              ----------  ----------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)...............    699,510    (263,631)
   Net realized gain
     (loss) on
     investments............. (1,625,403) (1,471,712)
   Change in unrealized
     appreciation
     (depreciation)
     on investments.......... (1,774,392) (1,971,347)
   Capital gain
     distribution............    677,839     864,746
                              ----------  ----------
       Increase
         (decrease) in
         net assets from
         operations.......... (2,022,446) (2,841,944)
                              ----------  ----------
From capital
  transactions (note 4):
   Net premiums..............      6,056      14,643
   Death benefits............   (218,290)   (252,808)
   Surrenders................ (1,635,397) (3,533,862)
   Administrative
     expenses................    (35,546)    (42,488)
   Transfers between
     subaccounts
     (including fixed
     account), net...........   (244,799)   (490,521)
                              ----------  ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........ (2,127,976) (4,305,036)
                              ----------  ----------
Increase (decrease) in
  net assets................. (4,150,422) (7,146,980)
Net assets at beginning
  of year.................... 25,441,519  32,588,499
                              ----------  ----------
Net assets at end of year.... 21,291,097  25,441,519
                              ==========  ==========
Change in units (note 5):
   Units purchased...........     28,419      54,967
   Units redeemed............   (117,158)   (200,363)
                              ----------  ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........    (88,739)   (145,396)
                              ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               Janus Aspen Series
                                   (continued)                                  Legg Mason Partners Variable Equity Trust
                             ----------------------  -----------------------------------------------------------------------
                                                       ClearBridge Variable     ClearBridge Variable   ClearBridge Variable
                              Overseas Portfolio --      Aggressive Growth       Dividend Strategy      Dividend Strategy
                                 Service Shares        Portfolio -- Class II    Portfolio -- Class I  Portfolio -- Class II
                             ----------------------  ------------------------  ---------------------  ---------------------
                                                                             Year ended December 31,
                             -----------------------------------------------------------------------------------------------
                                 2016        2015        2016         2015        2016       2015        2016       2015
                             -----------  ---------  -----------  -----------  ---------  ----------  ---------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $    82,029    (43,907)    (132,844)    (557,873)     3,902       9,694    (13,441)    (25,834)
 Net realized gain
   (loss) on investments....    (252,135)   (18,250)  (2,191,325)     903,777    285,945     396,603    349,762     474,773
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    (231,935)  (483,307)     905,002   (3,605,447)   301,111    (692,656)   375,470    (918,428)
 Capital gain
   distribution.............      85,617    126,533      407,496    2,367,479         --          --         --          --
                             -----------  ---------  -----------  -----------  ---------  ----------  ---------  ----------
    Increase (decrease)
     in net assets from
     operations.............    (316,424)  (418,931)  (1,011,671)    (892,064)   590,958    (286,359)   711,791    (469,489)
                             -----------  ---------  -----------  -----------  ---------  ----------  ---------  ----------
From capital
 transactions (note 4):
 Net premiums...............          --         --      135,504      586,305     49,995      21,109      1,099          --
 Death benefits.............      (3,989)   (30,181)      48,330      (52,068)  (189,587)     (7,378)    (6,924)      7,249
 Surrenders.................    (718,002)  (352,441)    (993,684)  (2,696,743)  (552,674)   (777,538)  (901,025)   (668,164)
 Administrative expenses....      (5,773)    (9,471)     (35,776)    (129,778)    (8,775)     (9,939)   (12,381)    (10,548)
 Transfers between
   subaccounts
   (including fixed
   account), net............    (169,091)  (164,852) (12,308,223)  (8,263,944)   411,960    (552,118) 2,914,945    (856,395)
                             -----------  ---------  -----------  -----------  ---------  ----------  ---------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...    (896,855)  (556,945) (13,153,849) (10,556,228)  (289,081) (1,325,864) 1,995,714  (1,527,858)
                             -----------  ---------  -----------  -----------  ---------  ----------  ---------  ----------
Increase (decrease) in
 net assets.................  (1,213,279)  (975,876) (14,165,520) (11,448,292)   301,877  (1,612,223) 2,707,505  (1,997,347)
Net assets at beginning
 of year....................   3,539,264  4,515,140   21,894,949   33,343,241  4,556,960   6,169,183  5,673,691   7,671,038
                             -----------  ---------  -----------  -----------  ---------  ----------  ---------  ----------
Net assets at end of year... $ 2,325,985  3,539,264    7,729,429   21,894,949  4,858,837   4,556,960  8,381,196   5,673,691
                             ===========  =========  ===========  ===========  =========  ==========  =========  ==========
Change in units (note 5):
 Units purchased............          --          3      224,086      281,493     84,032      28,073    248,195      51,263
 Units redeemed.............     (86,561)   (39,581)    (714,083)    (640,685)  (104,248)   (122,055)  (118,023)   (170,782)
                             -----------  ---------  -----------  -----------  ---------  ----------  ---------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (86,561)   (39,578)    (489,997)    (359,192)   (20,216)    (93,982)   130,172    (119,519)
                             ===========  =========  ===========  ===========  =========  ==========  =========  ==========


                             -----------------------
                              ClearBridge Variable
                                 Large Cap Value
                              Portfolio -- Class I
                             ----------------------

                             -----------------------
                                2016        2015
                             ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................     (3,690)    (20,939)
 Net realized gain
   (loss) on investments....   (513,013)   (168,047)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  1,676,323  (1,631,836)
 Capital gain
   distribution.............    303,108     797,785
                             ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  1,462,728  (1,023,037)
                             ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      4,184     486,885
 Death benefits.............   (106,437)   (100,303)
 Surrenders................. (1,488,820) (1,707,646)
 Administrative expenses....    (39,930)    (60,543)
 Transfers between
   subaccounts
   (including fixed
   account), net............ (3,601,658) (5,333,537)
                             ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (5,232,661) (6,715,144)
                             ----------  ----------
Increase (decrease) in
 net assets................. (3,769,933) (7,738,181)
Net assets at beginning
 of year.................... 18,994,268  26,732,449
                             ----------  ----------
Net assets at end of year... 15,224,335  18,994,268
                             ==========  ==========
Change in units (note 5):
 Units purchased............     48,453     130,729
 Units redeemed.............   (520,842)   (721,681)
                             ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (472,389)   (590,952)
                             ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                                             MFS(R) Variable Insurance Trust
                             ----------------------------------------------------------------------------------------------

                                MFS(R) Investors      MFS(R) New Discovery        MFS(R) Total          MFS(R) Utilities
                                 Trust Series --            Series --           Return Series --            Series --
                              Service Class Shares    Service Class Shares    Service Class Shares    Service Class Shares
                             ----------------------  ----------------------  ----------------------  ----------------------


                                                                      Year ended December 31,
                             -----------------------------------------------------------------------------------------------
                                2016        2015        2016        2015        2016        2015        2016        2015
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (53,462)    (55,328)   (190,969)   (244,803)    383,502     229,219     366,844     486,509
 Net realized gain
   (loss) on investments....    215,218     408,612    (316,065)    (66,045)  1,655,255   1,861,503     307,230     744,859
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (415,337) (1,122,348)    706,160    (637,690)   (569,702) (5,274,688)    914,355  (6,042,829)
 Capital gain
   distribution.............    597,647     676,547     594,759     508,322   1,593,507   1,946,560     425,160   1,432,256
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    344,066     (92,517)    793,885    (440,216)  3,062,562  (1,237,406)  2,013,589  (3,379,205)
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      2,614       2,879       2,815      13,269     214,943     202,158      79,175      13,330
 Death benefits.............     (9,558)    (48,501)     58,263     (70,808)    (45,730)    (83,195)    (86,710)    (50,606)
 Surrenders.................   (625,004)   (934,782) (1,522,087) (1,471,065) (6,169,362) (5,578,801) (1,572,548) (2,038,687)
 Administrative expenses....    (12,739)    (14,083)    (27,715)    (35,441)   (212,580)   (214,255)    (57,423)    (63,133)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (123,380)    (42,730)   (665,942) (2,186,504)  3,719,429  (1,136,324)   (925,699) (1,011,807)
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...   (768,067) (1,037,217) (2,154,666) (3,750,549) (2,493,300) (6,810,417) (2,563,205) (3,150,903)
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................   (424,001) (1,129,734) (1,360,781) (4,190,765)    569,262  (8,047,823)   (549,616) (6,530,108)
Net assets at beginning
 of year....................  5,732,898   6,862,632  13,661,793  17,852,558  47,610,903  55,658,726  17,321,506  23,851,614
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net assets at end of year... $5,308,897   5,732,898  12,301,012  13,661,793  48,180,165  47,610,903  16,771,890  17,321,506
                             ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............      7,021       2,179      32,013      33,408     656,771     235,278     204,468      48,341
 Units redeemed.............    (56,492)    (68,860)   (158,941)   (240,444)   (840,047)   (725,458)   (294,043)   (167,150)
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (49,471)    (66,681)   (126,928)   (207,036)   (183,276)   (490,180)    (89,575)   (118,809)
                             ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

                                 MFS(R) Variable
                               Insurance Trust II
                             ----------------------
                              MFS(R) Massachusetts
                                Investors Growth
                               Stock Portfolio --
                              Service Class Shares
                             ----------------------
                                        Period from
                                        March 27 to
                                        December 31,
                             ---------- ------------
                                2016        2015
                             ---------  ------------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   (88,334)    (58,267)
 Net realized gain
   (loss) on investments....  (119,635)    (48,667)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  (370,071)   (585,922)
 Capital gain
   distribution.............   880,331     469,411
                             ---------   ---------
    Increase (decrease)
     in net assets from
     operations.............   302,291    (223,445)
                             ---------   ---------
From capital
 transactions (note 4):
 Net premiums...............    15,148       4,450
 Death benefits.............    29,457      (8,414)
 Surrenders.................  (769,573)   (792,702)
 Administrative expenses....   (15,415)    (13,187)
 Transfers between
   subaccounts
   (including fixed
   account), net............   499,610   8,350,406
                             ---------   ---------
    Increase (decrease)
     in net assets from
     capital transactions...  (240,773)  7,540,553
                             ---------   ---------
Increase (decrease) in
 net assets.................    61,518   7,317,108
Net assets at beginning
 of year.................... 7,317,108          --
                             ---------   ---------
Net assets at end of year... 7,378,626   7,317,108
                             =========   =========
Change in units (note 5):
 Units purchased............    94,789     857,916
 Units redeemed.............  (118,887)   (105,145)
                             ---------   ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (24,098)    752,771
                             =========   =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                             MFS(R) Variable
                             Insurance Trust II
                               (continued)                                      Oppenheimer Variable Account Funds
                             -----------------    -----------------------------------------------------------------------
                                                                                                        Oppenheimer
                             MFS(R) Strategic       Oppenheimer Capital     Oppenheimer Capital        Conservative
                             Income Portfolio --   Appreciation Fund/VA   Appreciation Fund/VA --   Balanced Fund/VA --
                             Service Class Shares  -- Non-Service Shares      Service Shares        Non-Service Shares
                             -----------------    ----------------------  ----------------------  ----------------------
                                                                         Year ended December 31,
                             --------------------------------------------------------------------------------------------
                               2016       2015       2016        2015        2016        2015        2016        2015
                             -------     ------   ----------  ----------  ----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   467        885     (287,508)   (461,966)    (71,036)    (97,515)    116,614     109,714
 Net realized gain
   (loss) on investments....     (30)       (55)     755,026   2,106,001     159,748     428,170      94,810     151,693
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   1,562     (1,619)  (4,780,905) (7,042,594)   (832,250) (1,358,340)    219,468    (309,594)
 Capital gain
   distribution.............      --         --    3,025,154   6,197,550     510,556   1,136,745          --          --
                             -------     ------   ----------  ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   1,999       (789)  (1,288,233)    798,991    (232,982)    109,060     430,892     (48,187)
                             -------     ------   ----------  ----------  ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      --         --       11,903      19,117      10,591       7,027      56,820         167
 Death benefits.............      --         --     (959,888)   (235,305)    (85,656)    (12,473)   (233,964)   (162,023)
 Surrenders.................    (320)    (6,116)  (2,446,208) (3,199,482)   (528,437)   (595,573) (1,097,351) (1,701,211)
 Administrative expenses....    (182)       (87)     (35,830)    (41,045)    (26,541)    (31,173)    (15,169)    (15,433)
 Transfers between
   subaccounts
   (including fixed
   account), net............   9,318        255     (385,652) (1,311,758)   (515,298)   (219,375)    408,790      21,867
                             -------     ------   ----------  ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...   8,816     (5,948)  (3,815,675) (4,768,473) (1,145,341)   (851,567)   (880,874) (1,856,633)
                             -------     ------   ----------  ----------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................  10,815     (6,737)  (5,103,908) (3,969,482) (1,378,323)   (742,507)   (449,982) (1,904,820)
Net assets at beginning
 of year....................  21,303     28,040   32,998,303  36,967,785   5,763,845   6,506,352  11,607,934  13,512,754
                             -------     ------   ----------  ----------  ----------  ----------  ----------  ----------
Net assets at end of year... $32,118     21,303   27,894,395  32,998,303   4,385,522   5,763,845  11,157,952  11,607,934
                             =======     ======   ==========  ==========  ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............     967         52       23,855      23,524      30,490      33,152      37,027      45,562
 Units redeemed.............     (79)      (629)    (124,931)   (136,619)    (97,646)    (77,421)    (63,908)   (103,809)
                             -------     ------   ----------  ----------  ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     888       (577)    (101,076)   (113,095)    (67,156)    (44,269)    (26,881)    (58,247)
                             =======     ======   ==========  ==========  ==========  ==========  ==========  ==========



                             -----------------------
                                   Oppenheimer
                                  Conservative
                               Balanced Fund/VA --
                                 Service Shares
                             ----------------------

                             ---------------------
                                2016        2015
                             ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................     55,490      16,744
 Net realized gain
   (loss) on investments....    650,307     686,660
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    (38,453)   (992,089)
 Capital gain
   distribution.............         --          --
                             ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    667,344    (288,685)
                             ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     16,249     163,100
 Death benefits.............    (15,105)    (79,168)
 Surrenders................. (3,075,275) (2,266,287)
 Administrative expenses....   (101,039)    (94,719)
 Transfers between
   subaccounts
   (including fixed
   account), net............  2,452,515  (1,278,772)
                             ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...   (722,655) (3,555,846)
                             ----------  ----------
Increase (decrease) in
 net assets.................    (55,311) (3,844,531)
Net assets at beginning
 of year.................... 22,062,538  25,907,069
                             ----------  ----------
Net assets at end of year... 22,007,227  22,062,538
                             ==========  ==========
Change in units (note 5):
 Units purchased............    574,772     199,766
 Units redeemed.............   (634,572)   (546,617)
                             ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (59,800)   (346,851)
                             ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                 Oppenheimer Variable Account Funds (continued)
                             ------------------------------------------------------------------------------------------------
                                                            Oppenheimer            Oppenheimer
                                 Oppenheimer Core        Discovery Mid Cap      Discovery Mid Cap      Oppenheimer Global
                                 Bond Fund/VA --         Growth Fund/VA --      Growth Fund/VA --      Fund/VA -- Service
                                Non-Service Shares      Non-Service Shares       Service Shares              Shares
                             -----------------------  ----------------------  --------------------  ------------------------
                                                                            Year ended December 31,
                             ------------------------------------------------------------------------------------------------
                                 2016        2015        2016        2015        2016       2015        2016         2015
                             -----------  ----------  ----------  ----------  ---------  ---------  -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   251,746     331,570    (319,538)   (364,474)  (103,566)   (56,191)    (604,834)    (616,330)
 Net realized gain
   (loss) on investments....    (267,573)   (246,106)  1,195,889   1,671,003     45,194    229,594    1,115,606    5,451,051
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........     229,844    (132,886) (2,538,535) (2,289,365)  (482,678)  (377,527)  (9,810,199)  (8,859,271)
 Capital gain
   distribution.............          --          --   1,838,508   2,364,564    555,590    270,251    6,147,424    6,868,649
                             -----------  ----------  ----------  ----------  ---------  ---------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............     214,017     (47,422)    176,324   1,381,728     14,540     66,127   (3,152,003)   2,844,099
                             -----------  ----------  ----------  ----------  ---------  ---------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............       4,650       2,450      15,351      33,016    164,402      7,337      572,057    1,388,694
 Death benefits.............    (253,976)    (97,173)   (218,525)    (98,632)   (32,190)     2,073     (201,800)    (463,779)
 Surrenders.................  (1,367,155) (1,957,863) (2,489,885) (2,675,700)  (427,719)  (308,797)  (7,028,631)  (9,515,351)
 Administrative expenses....     (21,567)    (21,440)    (25,859)    (28,571)   (31,905)   (14,469)    (501,643)    (630,495)
 Transfers between
   subaccounts
   (including fixed
   account), net............     323,312     458,453    (775,909)    244,261   (594,043) 4,582,091  (22,745,386)  (1,646,286)
                             -----------  ----------  ----------  ----------  ---------  ---------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (1,314,736) (1,615,573) (3,494,827) (2,525,626)  (921,455) 4,268,235  (29,905,403) (10,867,217)
                             -----------  ----------  ----------  ----------  ---------  ---------  -----------  -----------
Increase (decrease) in
 net assets.................  (1,100,719) (1,662,995) (3,318,503) (1,143,898)  (906,915) 4,334,362  (33,057,406)  (8,023,118)
Net assets at beginning
 of year....................  11,554,248  13,217,243  25,560,675  26,704,573  7,457,130  3,122,768  100,044,387  108,067,505
                             -----------  ----------  ----------  ----------  ---------  ---------  -----------  -----------
Net assets at end of year... $10,453,529  11,554,248  22,242,172  25,560,675  6,550,215  7,457,130   66,986,981  100,044,387
                             ===========  ==========  ==========  ==========  =========  =========  ===========  ===========
Change in units (note 5):
 Units purchased............      66,056      88,603      18,047      48,260     28,668    219,682      797,491      734,239
 Units redeemed.............    (132,260)   (179,133)    (95,754)   (110,122)   (71,132)   (31,161)  (2,594,440)  (1,384,260)
                             -----------  ----------  ----------  ----------  ---------  ---------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (66,204)    (90,530)    (77,707)    (61,862)   (42,464)   188,521   (1,796,949)    (650,021)
                             ===========  ==========  ==========  ==========  =========  =========  ===========  ===========

                             ---------------------
                              Oppenheimer Global
                               Strategic Income
                                Fund/VA -- Non-
                                Service Shares
                             --------------------

                             ---------------------
                                2016       2015
                             ---------  ---------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   146,586    200,154
 Net realized gain
   (loss) on investments....   (92,397)   (53,621)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   148,225   (299,646)
 Capital gain
   distribution.............        --         --
                             ---------  ---------
    Increase (decrease)
     in net assets from
     operations.............   202,414   (153,113)
                             ---------  ---------
From capital
 transactions (note 4):
 Net premiums...............    89,938      5,680
 Death benefits.............   (25,492)  (131,754)
 Surrenders.................  (431,443)  (480,820)
 Administrative expenses....    (6,319)    (6,752)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (108,907)    95,901
                             ---------  ---------
    Increase (decrease)
     in net assets from
     capital transactions...  (482,223)  (517,745)
                             ---------  ---------
Increase (decrease) in
 net assets.................  (279,809)  (670,858)
Net assets at beginning
 of year.................... 4,079,834  4,750,692
                             ---------  ---------
Net assets at end of year... 3,800,025  4,079,834
                             =========  =========
Change in units (note 5):
 Units purchased............    37,779     26,847
 Units redeemed.............   (85,241)   (77,864)
                             ---------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (47,462)   (51,017)
                             =========  =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                Oppenheimer Variable Account Funds (continued)      PIMCO Variable Insurance Trust
                             ---------------------------------------------------  ----------------------------------  -----------
                                                                                                          Foreign Bond Portfolio
                                  Oppenheimer Main       Oppenheimer Main Street                          (U.S. Dollar Hedged) --
                                 Street Fund/VA --       Small Cap Fund(R)/VA --  All Asset Portfolio --     Administrative
                                   Service Shares            Service Shares        Advisor Class Shares       Class Shares
                             -------------------------  ------------------------  ----------------------  ----------------------
                                                                               Year ended December 31,
                             ----------------------------------------------------------------------------------------------------
                                 2016          2015         2016         2015        2016        2015        2016        2015
                             ------------  -----------  -----------  -----------  ----------  ----------  ---------   ---------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   (954,426)    (972,394)    (748,296)    (707,888)     65,481     144,937     (5,303)     50,690
 Net realized gain
   (loss) on investments....    4,926,044    7,823,068    1,843,069    4,052,857    (572,433)   (228,399)    32,157      54,269
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (5,092,562) (19,670,672)   4,636,999  (18,018,659)  1,155,002    (917,164)   123,172    (176,208)
 Capital gain
   distribution.............    9,706,992   14,380,264    2,209,013    9,930,250          --          --     11,619      17,447
                             ------------  -----------  -----------  -----------  ----------  ----------  ---------   ---------
    Increase (decrease)
     in net assets from
     operations.............    8,586,048    1,560,266    7,940,785   (4,743,440)    648,050  (1,000,626)   161,645     (53,802)
                             ------------  -----------  -----------  -----------  ----------  ----------  ---------   ---------
From capital
 transactions (note 4):
 Net premiums...............      307,913      445,912      348,767    1,271,614      81,797      55,915         31       2,556
 Death benefits.............      (91,215)    (249,386)     (69,575)    (372,769)     19,529      23,206     (9,220)     46,784
 Surrenders.................  (10,210,224) (10,424,483)  (4,861,853)  (6,879,552)   (720,638) (1,269,241)  (327,227)   (437,980)
 Administrative expenses....     (746,681)    (652,906)    (384,871)    (444,131)    (32,141)    (31,958)    (5,362)     (6,748)
 Transfers between
   subaccounts
   (including fixed
   account), net............   29,291,102   (5,422,605)  (9,330,793)  (5,981,214)   (560,291)   (615,668)  (139,424)   (158,705)
                             ------------  -----------  -----------  -----------  ----------  ----------  ---------   ---------
    Increase (decrease)
     in net assets from
     capital transactions...   18,550,895  (16,303,468) (14,298,325) (12,406,052) (1,211,744) (1,837,746)  (481,202)   (554,093)
                             ------------  -----------  -----------  -----------  ----------  ----------  ---------   ---------
Increase (decrease) in
 net assets.................   27,136,943  (14,743,202)  (6,357,540) (17,149,492)   (563,694) (2,838,372)  (319,557)   (607,895)
Net assets at beginning
 of year....................   85,090,432   99,833,634   56,931,953   74,081,445   8,051,754  10,890,126  3,443,822   4,051,717
                             ------------  -----------  -----------  -----------  ----------  ----------  ---------   ---------
Net assets at end of year... $112,227,375   85,090,432   50,574,413   56,931,953   7,488,060   8,051,754  3,124,265   3,443,822
                             ============  ===========  ===========  ===========  ==========  ==========  =========   =========
Change in units (note 5):
 Units purchased............    2,905,518      391,858      562,798      428,539     404,079      23,090      3,858      25,419
 Units redeemed.............   (1,696,283)  (1,459,482)  (1,417,247)    (930,483)   (510,638)   (158,554)   (28,685)    (54,873)
                             ------------  -----------  -----------  -----------  ----------  ----------  ---------   ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    1,209,235   (1,067,624)    (854,449)    (501,944)   (106,559)   (135,464)   (24,827)    (29,454)
                             ============  ===========  ===========  ===========  ==========  ==========  =========   =========

                             -------------------------

                             High Yield Portfolio --
                                  Administrative
                                   Class Shares
                             -----------------------

                             ------------------------
                                 2016        2015
                             -----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   2,348,526   3,079,135
 Net realized gain
   (loss) on investments....  (1,548,108)    434,503
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   6,370,760  (8,274,336)
 Capital gain
   distribution.............          --   1,352,540
                             -----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   7,171,178  (3,408,158)
                             -----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     169,103     364,887
 Death benefits.............    (207,060)   (261,355)
 Surrenders.................  (6,967,266) (9,862,586)
 Administrative expenses....    (408,971)   (517,853)
 Transfers between
   subaccounts
   (including fixed
   account), net............ (35,323,737) 13,356,305
                             -----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (42,737,931)  3,079,398
                             -----------  ----------
Increase (decrease) in
 net assets................. (35,566,753)   (328,760)
Net assets at beginning
 of year....................  83,623,712  83,952,472
                             -----------  ----------
Net assets at end of year...  48,056,959  83,623,712
                             ===========  ==========
Change in units (note 5):
 Units purchased............     862,827   2,160,046
 Units redeemed.............  (3,575,766) (1,755,517)
                             -----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........  (2,712,939)    404,529
                             ===========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1



                                              PIMCO Variable Insurance Trust (continued)
                             ----------------------------------------------------------------------------
                                  Long-Term U.S.             Low Duration              Total Return
                             Government Portfolio --         Portfolio --              Portfolio --
                                  Administrative            Administrative            Administrative
                                   Class Shares              Class Shares              Class Shares
                             -----------------------  -------------------------  ------------------------
                                                                                Year ended December 31,
                             -----------------------------------------------------------------------------
                                 2016        2015         2016         2015          2016         2015
                             -----------  ----------  -----------  ------------  -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $    97,640      91,234     (124,958)    1,152,413    1,184,259    9,826,844
 Net realized gain
   (loss) on investments....      66,863      50,561     (908,100)    1,976,848   (3,007,743)     (53,775)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  (3,486,410)   (646,328)     925,396    (3,816,423)   5,523,054  (17,618,909)
 Capital gain
   distribution.............          --          --           --            --           --    3,090,767
                             -----------  ----------  -----------  ------------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  (3,321,907)   (504,533)    (107,662)     (687,162)   3,699,570   (4,755,073)
                             -----------  ----------  -----------  ------------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............      80,662     106,627      470,041       511,876      583,732    1,647,986
 Death benefits.............    (154,164)    (36,847)     588,218      (277,499)  (1,106,426)    (678,788)
 Surrenders.................  (3,444,260) (2,688,263)  (7,396,168)  (13,534,238) (30,384,515) (36,091,165)
 Administrative expenses....    (133,645)    (59,437)    (457,822)     (820,654)  (1,710,536)  (1,687,270)
 Transfers between
   subaccounts
   (including fixed
   account), net............  26,500,529    (473,070) (24,592,017)  (93,289,937) (11,117,004)  65,929,446
                             -----------  ----------  -----------  ------------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  22,849,122  (3,150,990) (31,387,748) (107,410,452) (43,734,749)  29,120,209
                             -----------  ----------  -----------  ------------  -----------  -----------
Increase (decrease) in
 net assets.................  19,527,215  (3,655,523) (31,495,410) (108,097,614) (40,035,179)  24,365,136
Net assets at beginning
 of year....................  17,253,230  20,908,753   76,352,281   184,449,895  284,509,972  260,144,836
                             -----------  ----------  -----------  ------------  -----------  -----------
Net assets at end of year... $36,780,445  17,253,230   44,856,871    76,352,281  244,474,793  284,509,972
                             ===========  ==========  ===========  ============  ===========  ===========
Change in units (note 5):
 Units purchased............   1,405,546      66,204    2,857,635     1,082,796    3,373,076    7,077,431
 Units redeemed.............    (258,502)   (211,956)  (5,564,269)  (10,200,962)  (6,148,724)  (4,834,614)
                             -----------  ----------  -----------  ------------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   1,147,044    (145,752)  (2,706,634)   (9,118,166)  (2,775,648)   2,242,817
                             ===========  ==========  ===========  ============  ===========  ===========

                                                      State Street Variable
                                                        Insurance Series
                              Rydex Variable Trust         Funds, Inc.
                             ----------------------  ----------------------

                                                        Core Value Equity
                                    NASDAQ --            V.I.S. Fund --
                                   100(R) Fund           Class 1 Shares
                             ----------------------  ----------------------

                             -----------------------------------------------
                                2016        2015        2016        2015
                             ----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................    (83,605)    (97,173)    (59,508)    (87,594)
 Net realized gain
   (loss) on investments....   (403,097)    350,462      23,844     227,834
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (928,057)   (463,930)    574,015  (2,108,295)
 Capital gain
   distribution.............    551,622     322,546     460,808   1,150,233
                             ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   (863,137)    111,905     999,159    (817,822)
                             ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     38,799       2,911      17,043      29,269
 Death benefits.............   (145,947)    (31,173)      5,560     (33,838)
 Surrenders.................   (368,431)   (349,492) (1,516,491) (1,010,137)
 Administrative expenses....    (15,696)    (24,412)    (37,690)    (42,898)
 Transfers between
   subaccounts
   (including fixed
   account), net............ (7,844,933) 11,529,634    (224,486)   (486,376)
                             ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (8,336,208) 11,127,468  (1,756,064) (1,543,980)
                             ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets................. (9,199,345) 11,239,373    (756,905) (2,361,802)
Net assets at beginning
 of year.................... 16,264,859   5,025,486  12,418,851  14,780,653
                             ----------  ----------  ----------  ----------
Net assets at end of year...  7,065,514  16,264,859  11,661,946  12,418,851
                             ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............    356,593   1,176,877      10,138      25,119
 Units redeemed............. (1,212,077)   (100,466)   (112,996)   (112,245)
                             ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (855,484)  1,076,411    (102,858)    (87,126)
                             ==========  ==========  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                           State Street Variable Insurance Series Funds, Inc. (continued)
                             ---------------------------------------------------------------------------------------------------
                                                          Premier Growth       Real Estate Securities
                              Income V.I.S. Fund --    Equity V.I.S. Fund --       V.I.S. Fund --          S&P 500(R) Index
                                  Class 1 Shares          Class 1 Shares           Class 1 Shares             V.I.S. Fund
                             -----------------------  ----------------------  -----------------------  ------------------------
                                                                               Year ended December 31,
                             ---------------------------------------------------------------------------------------------------
                                 2016        2015        2016        2015        2016         2015         2016         2015
                             -----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $    58,927     158,558    (294,624)   (344,791)    459,577       81,190      554,448    1,021,510
 Net realized gain
   (loss) on investments....         148      16,888     517,216   1,324,190     806,374    2,373,105    8,978,009   10,598,772
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........     326,185    (651,829) (2,905,133) (4,814,147) (4,236,414)  (8,178,348)  (1,082,181) (12,141,016)
 Capital gain
   distribution.............          --          --   2,870,461   4,430,643   6,576,157    7,705,849    5,178,688           --
                             -----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............     385,260    (476,383)    187,920     595,895   3,605,694    1,981,796   13,628,964     (520,734)
                             -----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............      19,961      15,389      94,218      69,952     348,090      663,823    1,119,525      396,768
 Death benefits.............    (331,384)   (381,868)   (181,747)   (384,874)   (180,816)    (426,233)  (2,071,678)  (1,296,338)
 Surrenders.................  (2,437,906) (2,990,635) (2,569,347) (2,442,141) (6,291,298)  (9,009,821) (15,736,292) (18,461,274)
 Administrative expenses....     (60,611)    (66,124)    (69,390)    (75,872)   (269,395)    (289,382)    (322,550)    (335,672)
 Transfers between
   subaccounts
   (including fixed
   account), net............      74,084    (225,828)   (648,713)   (561,448) (1,878,616)  (3,036,666)   5,462,845       94,259
                             -----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (2,735,856) (3,649,066) (3,374,979) (3,394,383) (8,272,035) (12,098,279) (11,548,150) (19,602,257)
                             -----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
Increase (decrease) in
 net assets.................  (2,350,596) (4,125,449) (3,187,059) (2,798,488) (4,666,341) (10,116,483)   2,080,814  (20,122,991)
Net assets at beginning
 of year....................  24,409,716  28,535,165  30,959,080  33,757,568  63,575,889   73,692,372  145,374,652  165,497,643
                             -----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
Net assets at end of year... $22,059,120  24,409,716  27,772,021  30,959,080  58,909,548   63,575,889  147,455,466  145,374,652
                             ===========  ==========  ==========  ==========  ==========  ===========  ===========  ===========
Change in units (note 5):
 Units purchased............      85,920      61,046      42,698      48,741     447,265      367,942      671,652      430,504
 Units redeemed.............    (275,785)   (311,340)   (223,455)   (226,966)   (744,567)    (753,694)  (1,128,859)  (1,255,513)
                             -----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (189,865)   (250,294)   (180,757)   (178,225)   (297,302)    (385,752)    (457,207)    (825,009)
                             ===========  ==========  ==========  ==========  ==========  ===========  ===========  ===========

                             -----------------------
                                Small-Cap Equity
                                 V.I.S. Fund --
                                 Class 1 Shares
                             ----------------------

                             -----------------------
                                2016        2015
                             ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   (496,289)   (562,356)
 Net realized gain
   (loss) on investments....   (223,416)    581,914
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  5,440,624  (5,988,053)
 Capital gain
   distribution.............  1,694,573   3,940,410
                             ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  6,415,492  (2,028,085)
                             ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     67,927      91,368
 Death benefits.............   (163,270)   (301,584)
 Surrenders................. (3,659,581) (3,562,234)
 Administrative expenses....    (85,125)    (91,873)
 Transfers between
   subaccounts
   (including fixed
   account), net............    820,647   1,618,753
                             ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (3,019,402) (2,245,570)
                             ----------  ----------
Increase (decrease) in
 net assets.................  3,396,090  (4,273,655)
Net assets at beginning
 of year.................... 33,272,769  37,546,424
                             ----------  ----------
Net assets at end of year... 36,668,859  33,272,769
                             ==========  ==========
Change in units (note 5):
 Units purchased............    151,869     187,055
 Units redeemed.............   (282,316)   (275,151)
                             ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (130,447)    (88,096)
                             ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                     State Street Variable Insurance Series Funds, Inc. (continued)
                             ------------------------------------------------------------------------------
                                    Total Return                Total Return               U.S. Equity
                                   V.I.S. Fund --              V.I.S. Fund --            V.I.S. Fund --
                                   Class 1 Shares              Class 3 Shares            Class 1 Shares
                             --------------------------  --------------------------  ----------------------
                                                                                 Year ended December 31,
                             -------------------------------------------------------------------------------
                                 2016          2015          2016          2015         2016        2015
                             ------------  ------------  ------------  ------------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  1,886,777       284,066    (2,832,259)   (4,064,678)    (93,674)   (142,488)
 Net realized gain
   (loss) on investments....   12,636,315    24,192,249    13,264,421    15,297,078     755,416   1,156,547
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    5,708,442   (72,063,908)    4,931,225   (60,581,369)   (859,993) (4,745,033)
 Capital gain
   distribution.............   14,483,739    25,604,587    12,472,686    24,379,896   1,812,974   2,643,931
                             ------------  ------------  ------------  ------------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   34,715,273   (21,983,006)   27,836,073   (24,969,073)  1,614,723  (1,087,043)
                             ------------  ------------  ------------  ------------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............    6,393,188     7,120,520     2,469,297     3,426,248      57,819     380,873
 Death benefits.............     (745,447)     (795,241)   (1,197,869)   (1,368,972)   (429,125)   (131,656)
 Surrenders.................  (50,128,841) (118,248,632)  (96,236,455)  (82,833,209) (2,627,207) (1,693,544)
 Administrative expenses....     (434,008)     (493,208)   (3,349,689)   (3,558,114)    (67,247)    (84,143)
 Transfers between
   subaccounts
   (including fixed
   account), net............      961,951     3,284,782   (10,337,251)  (24,994,431) (2,646,323)   (623,700)
                             ------------  ------------  ------------  ------------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (43,953,157) (109,131,779) (108,651,967) (109,328,478) (5,712,083) (2,152,170)
                             ------------  ------------  ------------  ------------  ----------  ----------
Increase (decrease) in
 net assets.................   (9,237,884) (131,114,785)  (80,815,894) (134,297,551) (4,097,360) (3,239,213)
Net assets at beginning
 of year....................  791,789,500   922,904,285   748,989,800   883,287,351  27,033,399  30,272,612
                             ------------  ------------  ------------  ------------  ----------  ----------
Net assets at end of year... $782,551,616   791,789,500   668,173,906   748,989,800  22,936,039  27,033,399
                             ============  ============  ============  ============  ==========  ==========
Change in units (note 5):
 Units purchased............   23,849,987     8,255,163     6,640,877     1,807,568      22,826     106,516
 Units redeemed.............  (26,642,557)  (15,413,348)  (15,962,213)  (11,209,610)   (345,055)   (218,980)
                             ------------  ------------  ------------  ------------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions
   with contract owners.....   (2,792,570)   (7,158,185)   (9,321,336)   (9,402,042)   (322,229)   (112,464)
                             ============  ============  ============  ============  ==========  ==========

                                          The Alger Portfolios
                             ----------------------------------------------
                                 Alger Large Cap         Alger Small Cap
                               Growth Portfolio --     Growth Portfolio --
                                Class I-2 Shares        Class I-2 Shares
                             ----------------------  ----------------------

                             -----------------------------------------------
                                2016        2015        2016        2015
                             ----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   (383,117)   (473,742)   (259,316)   (330,368)
 Net realized gain
   (loss) on investments....    396,818   1,432,078  (1,060,481)    388,310
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (900,538) (4,032,533)   (628,221) (6,832,965)
 Capital gain
   distribution.............     92,553   3,306,767   2,590,269   5,867,282
                             ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   (794,284)    232,570     642,251    (907,741)
                             ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      3,478       4,237      26,453      37,982
 Death benefits.............   (507,142)   (145,364)    (58,747)    (26,310)
 Surrenders................. (2,735,897) (3,155,889) (1,509,337) (2,525,141)
 Administrative expenses....    (40,660)    (46,826)    (29,894)    (35,432)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (467,320)   (450,671)   (444,509)   (651,587)
                             ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (3,747,541) (3,794,513) (2,016,034) (3,200,488)
                             ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets................. (4,541,825) (3,561,943) (1,373,783) (4,108,229)
Net assets at beginning
 of year.................... 29,781,360  33,343,303  20,045,349  24,153,578
                             ----------  ----------  ----------  ----------
Net assets at end of year... 25,239,535  29,781,360  18,671,566  20,045,349
                             ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............     26,730      53,311      53,052      71,037
 Units redeemed.............   (211,372)   (207,700)   (178,663)   (228,193)
                             ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions
   with contract owners.....   (184,642)   (154,389)   (125,611)   (157,156)
                             ==========  ==========  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                      The Prudential Series Fund
                                 ------------------------------------------------------------------------------------------


                                  Jennison 20/20 Focus                             Natural Resources    SP International
                                  Portfolio -- Class II  Jennison Portfolio --   Portfolio -- Class II  Growth Portfolio --
                                         Shares             Class II Shares             Shares          Class II Shares
                                 ----------------------  ---------------------  ----------------------  ------------------
                                                                        Year ended December 31,
                                 ------------------------------------------------------------------------------------------
                                    2016        2015        2016        2015       2016        2015      2016      2015
                                 ----------  ----------  ----------  ---------  ----------  ----------   -----     -----
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense).................... $  (86,529)   (103,938)    (70,226)   (48,093)   (380,840)   (346,256)   (24)      (37)
 Net realized gain
   (loss) on investments........    340,009     514,297     139,182    260,209  (2,925,203) (2,271,007)  (137)     (103)
 Change in unrealized
   appreciation
   (depreciation) on investments   (301,026)   (131,252)   (395,198)   (82,348)  8,592,546  (4,091,048)    60       195
 Capital gain
   distribution.................         --          --          --         --          --          --     --        --
                                 ----------  ----------  ----------  ---------  ----------  ----------   -----     -----
    Increase (decrease)
     in net assets from
     operations.................    (47,546)    279,107    (326,242)   129,768   5,286,503  (6,708,311)  (101)       55
                                 ----------  ----------  ----------  ---------  ----------  ----------   -----     -----
From capital
 transactions (note 4):
 Net premiums...................      9,812       7,816     152,115        687     233,422      88,053     --        --
 Death benefits.................    (51,371)       (652)    (33,892)        --         173     (75,307)    --        --
 Surrenders.....................   (432,035)   (792,761)   (378,041)  (363,407) (2,290,864) (2,336,883)  (611)     (657)
 Administrative expenses........    (20,587)    (23,561)    (20,615)   (13,200)   (187,138)   (154,503)    (6)       (8)
 Transfers between
   subaccounts
   (including
   fixed account), net..........   (208,823)   (232,753) (2,146,449) 4,723,382   4,505,756   2,512,651      1         2
                                 ----------  ----------  ----------  ---------  ----------  ----------   -----     -----
    Increase (decrease)
     in net assets from
     capital transactions.......   (703,004) (1,041,911) (2,426,882) 4,347,462   2,261,349      34,011   (616)     (663)
                                 ----------  ----------  ----------  ---------  ----------  ----------   -----     -----
Increase (decrease) in
 net assets.....................   (750,550)   (762,804) (2,753,124) 4,477,230   7,547,852  (6,674,300)  (717)     (608)
Net assets at beginning
 of year........................  6,241,879   7,004,683   7,025,872  2,548,642  17,314,122  23,988,422  1,932     2,540
                                 ----------  ----------  ----------  ---------  ----------  ----------   -----     -----
Net assets at end of year....... $5,491,329   6,241,879   4,272,748  7,025,872  24,861,974  17,314,122  1,215     1,932
                                 ==========  ==========  ==========  =========  ==========  ==========   =====     =====
Change in units (note 5):
 Units purchased................     11,516      11,771      29,086    182,937   2,365,366   1,060,709     --        --
 Units redeemed.................    (38,924)    (53,145)   (127,971)   (28,195) (1,844,703)   (837,391)   (57)      (57)
                                 ----------  ----------  ----------  ---------  ----------  ----------   -----     -----
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..............    (27,408)    (41,374)    (98,885)   154,742     520,663     223,318    (57)      (57)
                                 ==========  ==========  ==========  =========  ==========  ==========   =====     =====

                                 ----------------
                                  SP Prudential
                                  U.S. Emerging
                                      Growth
                                   Portfolio --
                                 Class II Shares
                                 ---------------

                                 ----------------
                                  2016     2015
                                 ------  -------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)....................   (230)    (356)
 Net realized gain
   (loss) on investments........    257    5,001
 Change in unrealized
   appreciation
   (depreciation) on investments    297   (5,055)
 Capital gain
   distribution.................     --       --
                                 ------  -------
    Increase (decrease)
     in net assets from
     operations.................    324     (410)
                                 ------  -------
From capital
 transactions (note 4):
 Net premiums...................     --       --
 Death benefits.................     --       --
 Surrenders.....................   (350) (10,591)
 Administrative expenses........    (28)     (45)
 Transfers between
   subaccounts
   (including
   fixed account), net..........     --       (7)
                                 ------  -------
    Increase (decrease)
     in net assets from
     capital transactions.......   (378) (10,643)
                                 ------  -------
Increase (decrease) in
 net assets.....................    (54) (11,053)
Net assets at beginning
 of year........................ 15,028   26,081
                                 ------  -------
Net assets at end of year....... 14,974   15,028
                                 ======  =======
Change in units (note 5):
 Units purchased................     --       --
 Units redeemed.................    (18)    (466)
                                 ------  -------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..............    (18)    (466)
                                 ======  =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               Wells Fargo Variable
                                      Trust
                              ---------------------
                                   Wells Fargo
                                 VT Omega Growth
                                 Fund -- Class 2
                              ---------------------
                              Year ended December 31,
                              ---------------------
                                 2016         2015
                              ----------   ---------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)............... $  (39,727)    (52,518)
   Net realized gain
     (loss) on
     investments.............   (134,422)    (28,022)
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........    (34,840)   (517,797)
   Capital gain
     distribution............    148,883     604,654
                              ----------   ---------
       Increase
         (decrease) in
         net assets from
         operations..........    (60,106)      6,317
                              ----------   ---------
From capital
  transactions (note 4):
   Net premiums..............        626       2,025
   Death benefits............    (24,096)         --
   Surrenders................   (284,898)   (437,803)
   Administrative
     expenses................     (8,702)    (12,622)
   Transfers between
     subaccounts
     (including fixed
     account), net...........   (318,919)   (219,105)
                              ----------   ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........   (635,989)   (667,505)
                              ----------   ---------
Increase (decrease) in
  net assets.................   (696,095)   (661,188)
Net assets at beginning
  of year....................  3,054,582   3,715,770
                              ----------   ---------
Net assets at end of year.... $2,358,487   3,054,582
                              ==========   =========
Change in units (note 5):
   Units purchased...........      1,567       5,933
   Units redeemed............    (35,994)    (39,348)
                              ----------   ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........    (34,427)    (33,415)
                              ==========   =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                         Notes to Financial Statements

                               December 31, 2016

(1)Description of Entity

   Genworth Life & Annuity VA Separate Account 1 (the "Separate Account") is a separate investment account established on August 19, 1987 by Genworth Life and Annuity Insurance Company ("GLAIC"), pursuant to the laws of the Commonwealth of Virginia. GLAIC is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of GLAIC's former ultimate parent company acquired GLAIC on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

   On May 31, 2004, GLAIC became a direct, wholly-owned subsidiary of GLIC. GLAIC is an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth").

   On October 21, 2016, Genworth entered into an agreement and plan of merger (the "Merger Agreement") with Asia Pacific Global Capital Co., Ltd. (the "Parent"), a limited liability company incorporated in the People's Republic of China, and Asia Pacific Global Capital USA Corporation ("Merger Sub"), a Delaware corporation and an indirect, wholly-owned subsidiary of the Parent. Subject to the terms and conditions of the Merger Agreement, including the satisfaction or waiver of certain conditions, Merger Sub would merge with and into Genworth with Genworth surviving the merger as an indirect, wholly-owned subsidiary of the Parent. The Parent is a newly formed subsidiary of China Oceanwide Holdings Group Co., Ltd. (together with its affiliates, "China Oceanwide"). China Oceanwide has agreed to acquire all of Genworth's outstanding common stock. At a special meeting held on March 7, 2017, Genworth's stockholders voted on and approved a proposal to adopt the Merger Agreement. The transaction is subject to other closing conditions, including the receipt of required regulatory approvals in the U.S., China, and other international markets. Both parties are engaging with regulators regarding the applications and the pending transaction. Genworth and China Oceanwide continue to expect the transaction to close by mid-2017.

   GLAIC has a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York.

   GLAIC's principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

   GLAIC is a subsidiary of Genworth, a financial services company dedicated to helping meet the homeownership and long-term care needs of our customers. GLAIC operates through two segments: (i) U.S. Life Insurance and (ii) Runoff.

  . U.S. Life Insurance. GLAIC's principal products in its U.S. Life Insurance segment are life insurance and fixed deferred and immediate annuities. Deferred annuities are investment vehicles intended for contract owners who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant's lifetime or the longer of a defined number of years or the annuitant's lifetime.

     In March 2016, Genworth suspended sales of traditional life insurance and fixed annuity products. This decision resulted in the suspension of GLAIC's offerings for traditional life insurance and fixed annuity products. GLAIC, however, continues to service its existing retained and reinsured blocks of business.

  . Runoff. GLAIC's Runoff segment includes the results of non-strategic products that are no longer actively sold. GLAIC's non-strategic products primarily include its variable annuities, variable life insurance, group variable annuities offered through retirement plans and institutional products. Institutional products consist of: funding agreements and funding agreements backing notes. Most of GLAIC's variable annuities include guaranteed minimum death benefits. Some of GLAIC's group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits and certain types of guaranteed annuitization benefits. GLAIC no longer offers retail and group variable annuities but continues to accept purchase payments on and service its existing block of business. GLAIC also no longer offers variable life insurance policies but it continues to service existing policies.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


   GLAIC also has Corporate and Other activities, which include other corporate income and expenses not allocated to the segments.

   GLAIC does business in all states, except New York, the District of Columbia and Bermuda.

   The Separate Account has subaccounts that currently invest in series or portfolios ("Portfolios") of open-end mutual funds ("Funds"). Such Portfolios are not sold directly to the general public. The Portfolios are sold to GLAIC, and they may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies, including affiliated insurance companies of GLAIC. In addition, the Portfolios may be sold to retirement plans. GLAIC uses the Separate Account to support flexible premium variable deferred and immediate annuity contracts issued by GLAIC, as well as other purposes permitted by law.

   Currently, there are multiple subaccounts of the Separate Account available under each contract. Each subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio (a division of a Fund, the assets of which are separate from other Portfolios that may be available in the
Fund).

   The assets of the Separate Account belong to GLAIC. However, GLAIC does not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business that GLAIC may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of GLAIC's General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business GLAIC may conduct. Guarantees made under the contracts, including any rider options, are based on the claims paying ability of GLAIC to the extent that the amount of the guarantee exceeds the assets available in the Separate Account.

   The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. Contract owners assume the full investment risk for amounts allocated by contract owners to the Separate Account.

   On November 30, 2016, GE Investments Funds, Inc. -- Core Value Equity Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Core Value Equity V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- Income Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Income V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- Premier Growth Equity Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Premier Growth Equity V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- Real Estate Securities Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Real Estate Securities V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- S&P 500(R) Index Fund changed its name to State Street Variable Insurance Series Funds, Inc. -- S&P 500(R) Index V.I.S. Fund.

   On November 30, 2016, GE Investments Funds, Inc. -- Small-Cap Equity Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Small-Cap Equity V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- Total Return Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Total Return V.I.S. Fund -- Class 1 Shares.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


   On November 30, 2016, GE Investments Funds, Inc. -- Total Return Fund -- Class 3 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Total Return V.I.S. Fund -- Class 3 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- U.S. Equity Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- U.S. Equity V.I.S. Fund -- Class 1 Shares.

   On May 1, 2016, Dreyfus -- Dreyfus Variable Investment Fund -- Money Market Portfolio changed its name to Dreyfus -- Dreyfus Variable Investment Fund -- Government Money Market Portfolio.

   On April 29, 2016, Columbia Funds Variable Insurance Trust I -- Columbia Variable Portfolio -- International Opportunities Fund -- Class 2 was liquidated and the cash was reinvested in Columbia Funds Variable Series Trust II -- Columbia Variable Portfolio -- Select International Equity Fund --
Class 2.

   On April 29, 2016, Columbia Funds Variable Insurance Trust I -- Variable Portfolio -- Loomis Sayles Growth Fund II -- Class 1 was liquidated and the cash was reinvested in Columbia Funds Variable Series Trust II -- Variable Portfolio -- Loomis Sayles Growth Fund -- Class 1.

   On April 15, 2016, Goldman Sachs Variable Insurance Trust -- Goldman Sachs Money Market Fund -- Service Shares changed its name to Goldman Sachs Variable Insurance Trust -- Goldman Sachs Government Money Market Fund -- Service Shares.

   On December 15, 2015, Wells Fargo Variable Trust -- Wells Fargo Advantage VT Omega Growth Fund -- Class 2 changed its name to Wells Fargo Variable Trust -- Wells Fargo VT Omega Growth Fund -- Class 2.

   On November 20, 2015, Columbia Funds Variable Insurance Trust I -- Columbia Variable Portfolio -- Marsico Growth Fund -- Class 1 changed its name to Columbia Funds Variable Insurance Trust I -- Variable Portfolio -- Loomis Sayles Growth Fund II -- Class 1.

   On May 1, 2015, AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Balanced Wealth Strategy Portfolio -- Class B changed its name to AB Variable Products Series Fund, Inc. -- AB Balanced Wealth Strategy Portfolio -- Class B.

   On May 1, 2015, AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Global Thematic Growth Portfolio -- Class B changed its name to AB Variable Products Series Fund, Inc. -- AB Global Thematic Growth Portfolio -- Class B.

   On May 1, 2015, AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Growth and Income Portfolio -- Class B changed its name to AB Variable Products Series Fund, Inc. -- AB Growth and Income Portfolio --
Class B.

   On May 1, 2015, AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein International Value Portfolio -- Class B changed its name to AB Variable Products Series Fund, Inc. -- AB International Value Portfolio -- Class B.

   On May 1, 2015, AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Large Cap Growth Portfolio -- Class B changed its name to AB Variable Products Series Fund, Inc. -- AB Large Cap Growth Portfolio -- Class B.

   On May 1, 2015, AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Small Cap Growth Portfolio -- Class B changed its name to AB Variable Products Series Fund, Inc. -- AB Small Cap Growth Portfolio -- Class B.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


   On May 1, 2015, Columbia Funds Variable Insurance Trust I -- Columbia Variable Portfolio -- Marsico International Opportunities Fund -- Class 2 changed its name to Columbia Funds Variable Insurance Trust I -- Columbia Variable Portfolio -- International Opportunities Fund -- Class 2.

   On May 1, 2015, Legg Mason Partners Variable Equity Trust -- ClearBridge Variable Equity Income Portfolio -- Class I changed its name to Legg Mason Partners Variable Equity Trust -- ClearBridge Variable Dividend Strategy Portfolio -- Class I.

   On May 1, 2015, Legg Mason Partners Variable Equity Trust -- ClearBridge Variable Equity Income Portfolio -- Class II changed its name to Legg Mason Partners Variable Equity Trust -- ClearBridge Variable Dividend Strategy Portfolio -- Class II.

   On May 1, 2015, Oppenheimer Variable Account Funds -- Oppenheimer Capital Income Fund/VA -- Non-Service Shares changed its name to Oppenheimer Variable Account Funds -- Oppenheimer Conservative Balanced Fund/VA -- Non-Service Shares.

   On May 1, 2015, Oppenheimer Variable Account Funds -- Oppenheimer Capital Income Fund/VA -- Service Shares changed its name to Oppenheimer Variable Account Funds -- Oppenheimer Conservative Balanced Fund/VA -- Service Shares.

   On April 24, 2015, Fidelity(R) Variable Insurance Products Fund -- VIP Growth Stock Portfolio -- Service Class 2 was liquidated and the cash was reinvested in Fidelity(R) Variable Insurance Products Fund -- VIP Growth Opportunities Portfolio -- Service Class 2.

   On March 27, 2015, MFS(R) Variable Insurance Trust -- MFS(R) Investors Growth Stock Series -- Service Class Shares was liquidated and the cash was reinvested in MFS(R) Variable Insurance Trust II -- MFS(R) Massachusetts Investors Growth Stock Portfolio -- Service Class Shares.

   As of December 31, 2016, AIM Variable Insurance Funds - Invesco V.I. Mid Cap Growth Fund -- Series I shares and The Prudential Series Fund -- Equity Portfolio -- Class II Shares were available as an investment options under the contract, but not shown on the statements due to not having any activity from January 1, 2015 through December 31, 2016.

   All designated Portfolios listed above are series type mutual funds.

(2)Summary of Significant Accounting Policies

  (a) Basis of Presentation

   These financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates. Prior year balances related to funds liquidated in 2015 are not disclosed in the Statements of Changes in Net Assets as they are no longer active in 2016. The Separate Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services -- Investment Companies.

  (b) Investments

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account, generally,

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

uses a market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

   Valuation Inputs: Various inputs are used to determine the value of the mutual fund's investments. These inputs are summarized in the three broad levels listed below:

  .  Level 1 -- quoted prices in active markets for identical securities;

  . Level 2 -- observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk); and

  .  Level 3 -- unobservable inputs.

   The investments of the Separate Account are measured at fair value on a recurring basis. All investments are categorized as Level 1 as of December 31, 2016, and there were no transfers between Level 1 and Level 2 during 2016.

   Purchases and redemptions of investments in mutual funds are recorded on the Valuation Day the request for the purchase or redemption is received. A Valuation Day is any day that the New York Stock Exchange is open for regular trading, except for days on which a Portfolio does not value its shares. Income distributions, and gains from realized gain distributions, are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

  (c) Unit Classes

   There are several unit classes of subaccounts based on the variable annuity contract through which the subaccounts are available. An indefinite number of units in each unit class is authorized. Each unit class has its own expense structure as noted in note (4)(a) below. In January 2011, Genworth Financial announced that its insurance company subsidiaries, including GLAIC, would discontinue new sales of variable annuity products but would continue to service existing blocks of business. Although the contracts are no longer available for new sales, additional purchase payments may still be accepted under the terms of the contracts.

  (d) Federal Income Taxes

   The operations of the Separate Account are a part of, and taxed with, the operations of GLAIC. Therefore, the Separate Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed. Accordingly, the Separate Account paid no federal income taxes and no federal income tax payment was required. GLAIC is taxed as a life insurance company under the Code.

  (e) Payments During Annuitization

   Net assets allocated to the contracts in variable payout stages ("variable annuitization") are computed in accordance with the mortality tables in effect at the time of contract issue. The default assumed interest rate is an effective annual rate of 3% for all variable annuitizations paid on a life contingency basis, with the exception of those contract owners who have annuitized while electing the Payment Optimizer Plus rider option. Under this rider option, the assumed interest rate is 4%. For contract owners who have purchased the RetireReady/SM/ Retirement Answer variable annuity, the assumed interest rate is 3.5%. The mortality risk is fully borne by GLAIC and may result in amounts transferred from GLAIC's General Account to the Separate Account should annuitants live longer than assumed. GLAIC may transfer amounts from the Separate Account to its General Account should the contracts experience higher mortality than assumed.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


  (f) Subsequent Events

   The Separate Account evaluated subsequent events through the date the financial statements were issued, and no subsequent events have occurred requiring accrual or disclosure.

(3)Purchases and Sales of Investments

   The aggregate cost of investments acquired and the aggregate proceeds of investments sold, for the year or lesser period ended December 31, 2016 were:

                            Cost of     Proceeds
                             Shares       from
Fund/Portfolio              Acquired   Shares Sold
--------------             ----------- -----------
AB Variable Products
  Series Fund, Inc.
   AB Balanced Wealth
     Strategy Portfolio
     -- Class B........... $10,030,076 $ 9,879,971
   AB Global Thematic
     Growth Portfolio --
     Class B..............      94,676     539,925
   AB Growth and Income
     Portfolio -- Class B.   5,002,373   8,627,555
   AB International
     Value Portfolio --
     Class B..............  32,949,124  22,564,873
   AB Large Cap Growth
     Portfolio -- Class B.   8,785,371  15,768,745
   AB Small Cap Growth
     Portfolio -- Class B.   2,411,080   1,789,274
AIM Variable Insurance
  Funds (Invesco
  Variable Insurance
  Funds)
   Invesco V.I. American
     Franchise Fund --
     Series I shares......     728,631     951,605
   Invesco V.I. American
     Franchise Fund --
     Series II shares.....     657,760     900,788
   Invesco V.I. Comstock
     Fund -- Series II
     shares...............  66,923,316  17,241,158
   Invesco V.I. Core
     Equity Fund --
     Series I shares......  95,233,312  11,510,982
   Invesco V.I. Equity
     and Income Fund --
     Series II shares.....   4,119,407   5,621,457
   Invesco V.I. Global
     Real Estate Fund --
     Series II shares.....     126,906     152,820
   Invesco V.I.
     Government
     Securities Fund --
     Series I shares......         527         159
   Invesco V.I.
     International
     Growth Fund --
     Series II shares.....  11,264,231  37,957,831
   Invesco V.I. Managed
     Volatility Fund --
     Series I shares......          34       1,180
   Invesco V.I.
     Technology Fund --
     Series I shares......          --       1,547
   Invesco V.I. Value
     Opportunities Fund
     -- Series II shares..   1,874,829   1,083,551
American Century
  Variable Portfolios
  II, Inc.
   VP Inflation
     Protection Fund --
     Class II.............  34,430,582   9,123,848
American Century
  Variable Portfolios,
  Inc.
   VP Income & Growth
     Fund -- Class I......     693,496      80,514
   VP International Fund
     -- Class I...........     244,414     377,915
   VP Ultra(R) Fund --
     Class I..............     116,581     344,497
   VP Value Fund --
     Class I..............       1,141      11,631
BlackRock Variable
  Series Funds, Inc.
   BlackRock Basic Value
     V.I. Fund --
     Class III Shares.....  51,598,304  10,634,272
   BlackRock Global
     Allocation V.I.
     Fund -- Class III
     Shares...............  36,208,982  81,765,886
   BlackRock Large Cap
     Growth V.I. Fund --
     Class III Shares.....     407,915     857,485
   BlackRock Value
     Opportunities V.I.
     Fund -- Class III
     Shares...............     578,064   1,350,095
Columbia Funds Variable
  Insurance Trust I
   Columbia Variable
     Portfolio
     - International
     Opportunities Fund
     -- Class 2...........   3,753,806  59,701,426
   Variable Portfolio --
     Loomis Sayles
     Growth Fund II --
     Class 1..............   8,272,930  21,577,686
Columbia Funds Variable
  Series Trust II
   Columbia Variable
     Portfolio -- Select
     International
     Equity Fund --
     Class 2..............  59,879,243  41,291,231
   Variable Portfolio --
     Loomis Sayles
     Growth Fund --
     Class 1..............  23,004,761   3,538,814
Deutsche Variable Series
  I
   Deutsche Capital
     Growth VIP --
     Class B Shares.......         703         149

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                             Cost of     Proceeds
                              Shares       from
Fund/Portfolio               Acquired   Shares Sold
--------------             ------------ ------------
Deutsche Variable Series
  II
   Deutsche Large Cap
     Value VIP --
     Class B Shares....... $      8,417 $      4,769
   Deutsche Small Mid
     Cap Value VIP --
     Class B Shares.......        2,613        2,388
Dreyfus
   Dreyfus Investment
     Portfolios MidCap
     Stock Portfolio --
     Initial Shares.......        7,846        7,236
   Dreyfus Variable
     Investment Fund --
     Government Money
     Market Portfolio.....      927,542    1,245,809
   The Dreyfus Socially
     Responsible Growth
     Fund, Inc. --
     Initial Shares.......    1,062,978    1,478,338
Eaton Vance Variable
  Trust
   VT Floating-Rate
     Income Fund..........   18,471,477   19,899,589
Federated Insurance
  Series
   Federated High Income
     Bond Fund II --
     Primary Shares.......    1,342,833    3,206,012
   Federated High Income
     Bond Fund II --
     Service Shares.......    2,210,704    3,764,925
   Federated Kaufmann
     Fund II -- Service
     Shares...............    2,315,862    4,158,361
   Federated Managed
     Tail Risk Fund II
     -- Primary Shares....      308,242      910,768
   Federated Managed
     Volatility Fund II...      391,786    1,287,835
Fidelity(R) Variable
  Insurance Products Fund
   VIP Asset Manager/SM/
     Portfolio --
     Initial Class........    4,222,924    7,556,078
   VIP Asset Manager/SM/
     Portfolio --
     Service Class 2......      926,341    2,105,030
   VIP Balanced
     Portfolio --
     Service Class 2......   18,240,554   22,848,942
   VIP Contrafund(R)
     Portfolio --
     Initial Class........   11,731,549   19,212,306
   VIP Contrafund(R)
     Portfolio --
     Service Class 2......   44,544,454  132,812,773
   VIP Dynamic Capital
     Appreciation
     Portfolio --
     Service Class 2......      159,410      436,313
   VIP Equity-Income
     Portfolio --
     Initial Class........    9,954,028   15,159,497
   VIP Equity-Income
     Portfolio --
     Service Class 2......   24,677,012   79,084,998
   VIP Growth & Income
     Portfolio --
     Initial Class........    2,340,248    3,777,384
   VIP Growth & Income
     Portfolio --
     Service Class 2......   13,013,820    9,810,568
   VIP Growth
     Opportunities
     Portfolio --
     Initial Class........      368,575    2,325,816
   VIP Growth
     Opportunities
     Portfolio --
     Service Class 2......    9,818,987   56,480,250
   VIP Growth Portfolio
     -- Initial Class.....    6,910,491    8,946,732
   VIP Growth Portfolio
     -- Service Class 2...    2,913,267    8,113,643
   VIP Investment Grade
     Bond Portfolio --
     Service Class 2......   45,247,914   46,630,685
   VIP Mid Cap Portfolio
     -- Initial Class.....        1,017          877
   VIP Mid Cap Portfolio
     -- Service Class 2...   39,988,470   31,732,192
   VIP Overseas
     Portfolio --
     Initial Class........      874,795    3,512,895
   VIP Value Strategies
     Portfolio --
     Service Class 2......      140,344      635,698
Franklin Templeton
  Variable Insurance
  Products Trust
   Franklin Founding
     Funds Allocation
     VIP Fund -- Class 2
     Shares...............   19,394,626   28,480,959
   Franklin Income VIP
     Fund -- Class 2
     Shares...............   48,939,210  100,663,438
   Franklin Large Cap
     Growth VIP Fund --
     Class 2 Shares.......        7,059       50,466
   Franklin Mutual
     Shares VIP Fund --
     Class 2 Shares.......    2,587,762    3,279,455
   Templeton Foreign VIP
     Fund -- Class 1
     Shares...............      973,109    1,321,696
   Templeton Foreign VIP
     Fund -- Class 2
     Shares...............      464,202      567,300
   Templeton Global Bond
     VIP Fund -- Class 1
     Shares...............      165,932    1,170,263
   Templeton Growth VIP
     Fund -- Class 2
     Shares...............    1,342,419    2,298,334
Goldman Sachs Variable
  Insurance Trust
   Goldman Sachs
     Government Money
     Market Fund --
     Service Shares.......  178,513,539  184,436,682
   Goldman Sachs Large
     Cap Value Fund --
     Institutional Shares.      361,181    1,784,925
   Goldman Sachs Mid Cap
     Value Fund --
     Institutional Shares.   11,121,748    6,892,697

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                            Cost of     Proceeds
                             Shares       from
Fund/Portfolio              Acquired   Shares Sold
--------------             ----------- -----------
JPMorgan Insurance Trust
   JPMorgan Insurance
     Trust Core Bond
     Portfolio -- Class 1. $ 1,917,566 $ 1,990,236
   JPMorgan Insurance
     Trust Intrepid Mid
     Cap Portfolio --
     Class 1..............     186,903     218,970
   JPMorgan Insurance
     Trust Mid Cap Value
     Portfolio -- Class 1.       8,324      17,603
   JPMorgan Insurance
     Trust Small Cap
     Core Portfolio --
     Class 1..............     232,481      47,961
   JPMorgan Insurance
     Trust U.S. Equity
     Portfolio -- Class 1.     597,309     631,779
Janus Aspen Series
   Balanced Portfolio --
     Institutional Shares.   5,026,072  14,658,495
   Balanced Portfolio --
     Service Shares.......  16,890,563  29,171,208
   Enterprise Portfolio
     -- Institutional
     Shares...............   5,355,256   8,330,076
   Enterprise Portfolio
     -- Service Shares....     656,382     717,224
   Flexible Bond
     Portfolio --
     Institutional Shares.   1,541,267   3,112,328
   Forty Portfolio --
     Institutional Shares.   5,592,204   6,643,222
   Forty Portfolio --
     Service Shares.......  20,508,860  26,295,029
   Global Research
     Portfolio --
     Institutional Shares.   1,045,177   6,397,867
   Global Research
     Portfolio --
     Service Shares.......     132,986     579,201
   Global Technology
     Portfolio --
     Service Shares.......     801,119   1,069,150
   Janus Portfolio --
     Institutional Shares.   3,487,661   8,127,493
   Janus Portfolio --
     Service Shares.......     496,437     740,875
   Overseas Portfolio --
     Institutional Shares.   2,310,080   3,063,271
   Overseas Portfolio --
     Service Shares.......     208,258     937,526
Legg Mason Partners
  Variable Equity Trust
   ClearBridge Variable
     Aggressive Growth
     Portfolio --
     Class II.............   6,173,889  18,986,952
   ClearBridge Variable
     Dividend Strategy
     Portfolio -- Class I.   1,267,055   1,554,257
   ClearBridge Variable
     Dividend Strategy
     Portfolio --
     Class II.............   3,679,321   1,688,722
   ClearBridge Variable
     Large Cap Value
     Portfolio -- Class I.   1,174,861   6,123,346
MFS(R) Variable
  Insurance Trust
   MFS(R) Investors
     Trust Series --
     Service Class Shares.     742,703     923,289
   MFS(R) New Discovery
     Series -- Service
     Class Shares.........   1,116,143   2,793,634
   MFS(R) Total Return
     Series -- Service
     Class Shares.........  12,232,136  12,756,814
   MFS(R) Utilities
     Series -- Service
     Class Shares.........   5,259,425   7,006,875
MFS(R) Variable
  Insurance Trust II
   MFS(R) Massachusetts
     Investors Growth
     Stock Portfolio --
     Service Class Shares.   1,863,712   1,311,424
   MFS(R) Strategic
     Income Portfolio --
     Service Class Shares.      10,548       1,264
Oppenheimer Variable
  Account Funds
   Oppenheimer Capital
     Appreciation
     Fund/VA --
     Non-Service Shares...   3,973,880   5,054,873
   Oppenheimer Capital
     Appreciation
     Fund/VA -- Service
     Shares...............     902,974   1,639,537
   Oppenheimer
     Conservative
     Balanced Fund/VA --
     Non-Service Shares...   1,074,430   1,896,942
   Oppenheimer
     Conservative
     Balanced Fund/VA --
     Service Shares.......   6,402,754   7,066,419
   Oppenheimer Core Bond
     Fund/VA --
     Non-Service Shares...   1,589,827   2,650,870
   Oppenheimer Discovery
     Mid Cap Growth
     Fund/VA --
     Non-Service Shares...   2,443,600   4,419,979
   Oppenheimer Discovery
     Mid Cap Growth
     Fund/VA -- Service
     Shares...............   1,164,296   1,572,529
   Oppenheimer Global
     Fund/VA -- Service
     Shares...............  17,661,427  42,089,452
   Oppenheimer Global
     Strategic Income
     Fund/VA --
     Non-Service Shares...     581,518     917,884
   Oppenheimer Main
     Street Fund/VA --
     Service Shares.......  54,801,521  27,545,974
   Oppenheimer Main
     Street Small Cap
     Fund(R)/VA --
     Service Shares.......  12,745,358  25,553,062

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                            Cost of     Proceeds
                             Shares       from
Fund/Portfolio              Acquired   Shares Sold
--------------            ------------ ------------
PIMCO Variable Insurance
  Trust
   All Asset Portfolio
     -- Advisor
     Class Shares........ $  5,777,503 $  6,923,374
   Foreign Bond
     Portfolio (U.S.
     Dollar Hedged) --
     Administrative
     Class Shares........      138,159      607,538
   High Yield Portfolio
     -- Administrative
     Class Shares........   18,667,424   58,989,737
   Long-Term U.S.
     Government
     Portfolio --
     Administrative
     Class Shares........   29,075,059    6,006,545
   Low Duration
     Portfolio --
     Administrative
     Class Shares........   35,040,837   66,488,998
   Total Return
     Portfolio --
     Administrative
     Class Shares........   58,054,319  100,359,810
Rydex Variable Trust
   NASDAQ -- 100(R) Fund.    3,666,870   11,493,641
State Street Variable
  Insurance Series
  Funds, Inc.
   Core Value Equity
     V.I.S. Fund --
     Class 1 Shares......      791,282    2,071,277
   Income V.I.S. Fund --
     Class 1 Shares......    1,646,219    4,401,439
   Premier Growth Equity
     V.I.S. Fund --
     Class 1 Shares......    3,784,765    4,591,932
   Real Estate
     Securities V.I.S.
     Fund -- Class 1
     Shares..............   20,086,021   21,320,220
   S&P 500(R) Index
     V.I.S. Fund.........   21,288,662   27,055,831
   Small-Cap Equity
     V.I.S. Fund --
     Class 1 Shares......    6,029,202    7,862,234
   Total Return V.I.S.
     Fund -- Class 1
     Shares..............  403,184,656  430,621,231
   Total Return V.I.S.
     Fund -- Class 3
     Shares..............  102,329,383  201,347,552
   U.S. Equity V.I.S.
     Fund -- Class 1
     Shares..............    2,441,776    6,435,727
The Alger Portfolios
   Alger Large Cap
     Growth Portfolio --
     Class I-2 Shares....      727,318    4,826,808
   Alger Small Cap
     Growth Portfolio --
     Class I-2 Shares....    3,519,468    3,204,770
The Prudential Series
  Fund
   Jennison 20/20 Focus
     Portfolio --
     Class II Shares.....      249,444    1,038,207
   Jennison Portfolio --
     Class II Shares.....      712,829    3,171,779
   Natural Resources
     Portfolio --
     Class II Shares.....   16,943,027   15,076,636
   SP International
     Growth Portfolio --
     Class II Shares.....           --          641
   SP Prudential U.S.
     Emerging Growth
     Portfolio --
     Class II Shares.....           --          607
Wells Fargo Variable
  Trust
   Wells Fargo VT Omega
     Growth Fund --
     Class 2.............      177,505      649,813

(4)Related Party Transactions

  (a) Genworth Life and Annuity Insurance Company

   Net purchase payments (premiums) transferred from GLAIC to the Separate Account represent gross premiums recorded by GLAIC on its flexible premium variable deferred and immediate annuity contracts, less deductions retained as compensation for premium taxes. For contracts issued on or after May 1, 1993, the deduction for premium taxes is deferred until the contracts are surrendered.

   Some contracts permit contract owners to elect to allocate assets to a Guarantee Account that is part of the General Account of GLAIC. Amounts allocated to the Guarantee Account earn interest at the interest rate in effect at the time of such allocation or transfer. The interest rate remains in effect for a guaranteed period of time (at least a period of one year), after which a new rate may be declared. Contract owners may transfer amounts from the Guarantee Account to the subaccounts of the Separate Account and in certain instances transfer amounts from the subaccounts of the Separate Account to the Guarantee Account.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


   Generally, charges are assessed under the contracts to cover surrenders, certain administrative expenses, and the mortality and expense risks that GLAIC assumes, as well as any additional benefits provided under the contract such as optional benefits, as applicable. The surrender charges are assessed to cover certain expenses relating to the sale of a contract. The fees charged to cover administrative expenses and mortality and expense risk charges, as well as through certain electable rider options, are assessed through the daily unit value calculation. Those fees are assessed on the contract owner's daily average net assets in the Separate Account. Other charges assessed to cover certain other administrative expenses, as well as certain optional riders, are assessed by the redemption of units. Note (6) presents the total charge percentage by unit in a range. The unit class may encompass multiple contracts through a combination of one or more electable rider options equal to the total amount assessed on a daily basis.

   The Separate Account assesses charges associated with the contracts issued. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

 Mortality and Expense Risk Charge      0.40% -- 2.40% of the daily value of
 (including benefit rider options)      the assets invested in each Portfolio
 This charge is assessed through a      (fund).
 reduction in unit values.

 Administrative Charge                  0.15% -- 0.35% of the daily value of
 This charge is assessed through a      the assets invested in each fund.
 reduction in unit values.

 Annual Administrative Charge           $0 -- $30 per contract year invested
 This charge is assessed through a      in each fund.
 redemption in units.

 Surrender Charge                       0.00% -- 9.00% on the value of the
 This charge is assessed through a      accumulation units purchased.
 redemption in units.

  (b) Accrued Expenses Payable to Affiliate

   Charges and deductions made under the contracts for services and benefits unpaid at year-end are accrued and payable to GLAIC.

  (c) Bonus Credit

   For certain contracts, transfers from the General Account for payments by GLAIC were paid in the form of bonus credits. Bonus credits are amounts that are added by GLAIC to the premium payments received from contract owners.

  (d) Capital Brokerage Corporation

   Capital Brokerage Corporation ("CBC"), an affiliate of GLAIC, is a Washington corporation registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). CBC serves as the distributor and principal underwriter for variable annuity contracts, variable life insurance policies, and certain guaranteed income annuity contracts issued by GLAIC. GLAIC pays commissions and other marketing related expenses to CBC. Certain officers and directors of GLAIC are also officers and directors of CBC.

(5)Capital Transactions

   All dividends and capital gain distributions of the Portfolios are automatically reinvested in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, Portfolio dividends or Portfolio distributions are not paid to contract owners as additional units, but instead are reflected in unit values.

   The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the years or lesser periods ended December 31, 2016 and 2015 is reflected in the Statements of Changes in Net Assets.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


(6)Financial Highlights

   GLAIC's variable annuity products have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit values, and total returns. A summary by type and by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios, and total return ratios for the years or lesser periods ended December 31, 2016, 2015, 2014, 2013, and 2012 follows. This information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented due to the timing of the introduction of new products or funds. Financial highlights are only disclosed for subaccounts that had outstanding units as of December 31, 2016 and were available to contract owners during 2016.

                                       Expense as a                             Net   Investment
                                       % of Average                            Assets   Income
                                      Net Assets (1)   Units      Unit Value    000s  Ratio (2)   Total Return (3)
                                      -------------- ---------- -------------- ------ ---------- -------------------
AB Variable Products Series Fund, Inc.
 AB Balanced Wealth Strategy
   Portfolio -- Class B
   2016.............................. 1.45% to 2.55%  1,323,222 12.40 to 11.17 15,601   1.65%      2.93% to    1.79%
   2015.............................. 1.45% to 2.55%  1,408,677 12.05 to 10.97 16,209   1.96%    (0.17)% to  (1.29)%
   2014.............................. 1.45% to 2.55%  1,625,670 12.07 to 11.11 18,777   2.40%      5.56% to    4.38%
   2013.............................. 1.45% to 2.55%  1,797,915 11.43 to 10.65 19,708   2.04%     14.59% to   13.31%
   2012.............................. 1.45% to 2.55%  2,132,465  9.98 to  9.40 20,462   1.90%     11.73% to   10.48%
 AB Global Thematic Growth
   Portfolio -- Class B
   2016.............................. 1.45% to 2.10%    140,451 16.74 to 11.19  2,138   0.00%    (2.31)% to  (2.95)%
   2015.............................. 1.45% to 2.10%    167,574 17.13 to 11.53  2,623   0.00%      1.16% to    0.49%
   2014.............................. 1.45% to 2.10%    197,638 16.94 to 11.47  3,039   0.00%      3.29% to    2.61%
   2013.............................. 1.45% to 2.10%    262,312 16.40 to 11.18  3,939   0.02%     21.14% to   20.35%
   2012.............................. 1.45% to 2.10%    288,782 13.54 to  9.29  3,573   0.00%     11.60% to   10.86%
 AB Growth and Income Portfolio --
   Class B
   2016.............................. 1.15% to 2.30%  2,080,048 25.10 to 16.53 43,003   0.82%      9.79% to    8.52%
   2015.............................. 1.15% to 2.30%  2,375,736 22.86 to 15.23 45,113   1.17%      0.26% to  (0.91)%
   2014.............................. 1.15% to 2.30%  2,777,191 22.81 to 15.37 52,841   1.09%      8.03% to    6.78%
   2013.............................. 1.15% to 2.30%  3,279,771 21.11 to 14.40 58,013   1.12%     33.05% to   31.50%
   2012.............................. 1.15% to 2.30%  3,658,774 15.87 to 10.95 48,855   1.32%     15.89% to   14.54%
 AB International Value Portfolio --
   Class B
   2016.............................. 1.45% to 2.55% 10,519,424 10.33 to  5.47 72,814   1.23%    (2.23)% to  (3.32)%
   2015.............................. 1.45% to 2.55%  8,467,988 10.56 to  5.66 62,126   2.23%      0.92% to  (0.21)%
   2014.............................. 1.45% to 2.55%  7,965,572 10.47 to  5.67 58,385   3.64%    (7.82)% to  (8.85)%
   2013.............................. 1.45% to 2.55%  6,950,495 11.36 to  6.22 57,250   5.35%     20.95% to   19.60%
   2012.............................. 1.45% to 2.55% 12,409,844  9.39 to  5.20 82,582   1.39%     12.53% to   11.28%
 AB Large Cap Growth Portfolio --
   Class B
   2016.............................. 1.45% to 2.30%  1,256,372 24.06 to 17.20 18,786   0.00%      0.87% to    0.01%
   2015.............................. 1.45% to 2.30%  2,063,012 23.85 to 17.20 28,077   0.00%      9.25% to    8.31%
   2014.............................. 1.45% to 2.30%  1,082,171 21.83 to 15.88 12,849   0.00%     12.19% to   11.22%
   2013.............................. 1.45% to 2.30%  1,245,160 19.46 to 14.28 13,135   0.00%     35.01% to   33.85%
   2012.............................. 1.45% to 2.30%  1,444,678 14.41 to 10.67 11,213   0.03%     14.44% to   13.45%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                       Expense as a                            Net   Investment
                                       % of Average                           Assets   Income
                                      Net Assets (1)   Units     Unit Value    000s  Ratio (2)   Total Return (3)
                                      -------------- --------- -------------- ------ ---------- -------------------
 AB Small Cap Growth Portfolio --
   Class B
   2016.............................. 1.45% to 1.95%   328,225 17.34 to 16.42  5,646   0.00%      4.68% to    4.15%
   2015.............................. 1.45% to 1.95%   396,581 16.56 to 15.77  6,566   0.00%    (2.96)% to  (3.45)%
   2014.............................. 1.45% to 2.55% 2,301,358 17.07 to 15.66 37,496   0.00%    (3.50)% to  (4.57)%
   2013.............................. 1.45% to 1.95% 1,221,517 17.69 to 17.01 21,453   0.00%     43.23% to   42.50%
   2012.............................. 1.45% to 1.95% 1,088,005 12.35 to 11.94 13,372   0.00%     13.06% to   12.49%
AIM Variable Insurance Funds
  (Invesco Variable Insurance Funds)
 Invesco V.I. American Franchise
   Fund -- Series I shares
   2016.............................. 0.75% to 1.85%   466,844 15.36 to 14.41  6,856   0.00%      1.50% to    0.38%
   2015.............................. 0.75% to 1.85%   519,555 15.13 to 14.35  7,577   0.00%      4.22% to    3.06%
   2014.............................. 0.75% to 1.85%   587,760 14.52 to 13.92  8,291   0.04%      7.63% to    6.43%
   2013.............................. 0.75% to 2.10%   675,995 13.49 to 13.19  8,936   0.43%     39.09% to   37.20%
   2012.............................. 0.75% to 2.10%   752,366  9.70 to  9.61  7,209   0.00%    (4.37)% to  (5.67)%
 Invesco V.I. American Franchise
   Fund -- Series II shares
   2016.............................. 1.45% to 2.20%   239,707 23.29 to 18.39  4,637   0.00%      0.54% to  (0.22)%
   2015.............................. 1.45% to 2.20%   270,543 23.17 to 18.43  5,215   0.00%      3.23% to    2.45%
   2014.............................. 1.45% to 2.20%   317,356 22.44 to 17.99  5,960   0.00%      6.60% to    5.79%
   2013.............................. 1.45% to 2.20%   374,246 21.05 to 17.00  6,628   0.24%     37.77% to   36.72%
   2012.............................. 1.45% to 2.20%   445,270 15.28 to 12.44  5,710   0.00%     11.75% to   10.90%
 Invesco V.I. Comstock Fund --
   Series II shares
   2016.............................. 1.45% to 2.55% 4,807,059 25.86 to 13.03 85,076   1.87%     15.30% to   14.01%
   2015.............................. 1.45% to 2.30% 1,605,895 22.43 to 14.58 30,095   1.59%    (7.55)% to  (8.35)%
   2014.............................. 1.45% to 2.30% 1,923,510 24.26 to 15.91 39,308   1.08%      7.52% to    6.59%
   2013.............................. 1.45% to 2.55% 2,183,096 22.56 to 11.76 41,529   1.42%     33.69% to   32.20%
   2012.............................. 1.45% to 2.55% 2,467,715 16.88 to  8.90 35,359   1.40%     17.20% to   15.89%
 Invesco V.I. Core Equity Fund --
   Series I shares
   2016.............................. 0.75% to 2.55% 6,221,256 15.37 to 12.73 90,252   1.18%      9.44% to    7.46%
   2015.............................. 0.75% to 2.30%   591,932 14.05 to 13.87  8,765   0.98%    (6.48)% to  (7.94)%
   2014.............................. 0.75% to 2.30%   783,326 15.02 to 15.06 12,532   0.94%      7.34% to    5.66%
   2013.............................. 0.75% to 2.30%   761,003 13.99 to 14.26 11,402   1.36%     28.28% to   26.28%
   2012.............................. 0.75% to 2.30%   880,133 10.91 to 11.29 10,363   0.94%     13.03% to   11.26%
 Invesco V.I. Equity and Income
   Fund -- Series II shares
   2016.............................. 1.45% to 2.55% 1,407,768 15.30 to 13.73 20,635   1.65%     13.18% to   11.92%
   2015.............................. 1.45% to 2.55% 1,563,826 13.52 to 12.27 20,334   2.27%    (4.00)% to  (5.07)%
   2014.............................. 1.45% to 2.55% 1,679,031 14.08 to 12.92 22,827   1.56%      7.19% to    5.99%
   2013.............................. 1.45% to 2.55% 1,692,926 13.14 to 12.19 21,552   1.63%     23.08% to   21.70%
   2012.............................. 1.45% to 2.55% 1,330,237 10.68 to 10.02 13,779   1.82%     10.75% to    9.52%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                     Expense as a                            Net   Investment
                                     % of Average                           Assets   Income
                                    Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                    -------------- --------- -------------- ------ ---------- --------------------
 Invesco V.I. Global Real Estate
   Fund -- Series II shares
   2016............................ 1.45% to 2.20%    19,385 15.57 to  8.54    257   1.32%       0.35% to  (0.42)%
   2015............................ 1.45% to 2.20%    21,397 15.52 to  8.57    285   3.34%     (3.17)% to  (3.91)%
   2014............................ 1.45% to 2.20%    24,081 16.02 to  8.92    331   0.96%      12.69% to   11.83%
   2013............................ 1.45% to 2.20%    54,127 14.22 to  7.98    660   5.83%       0.95% to    0.18%
   2012............................ 1.45% to 2.20%    19,361 14.09 to  7.96    241   0.42%      25.99% to   25.03%
 Invesco V.I. Government
   Securities Fund --
   Series I shares
   2016............................ 0.75% to 0.75%       292 16.94 to 16.94      5   2.05%       0.47% to    0.47%
   2015............................ 0.75% to 0.75%       274 16.86 to 16.86      5   1.90%     (0.41)% to  (0.41)%
   2014............................ 0.75% to 0.75%       259 16.93 to 16.93      4   3.22%       3.36% to    3.36%
   2013............................ 0.75% to 0.75%       241 16.38 to 16.38      4   3.67%     (3.35)% to  (3.35)%
   2012............................ 0.75% to 0.75%       214 16.95 to 16.95      4   2.82%       1.70% to    1.70%
 Invesco V.I. International Growth
   Fund -- Series II shares
   2016............................ 1.45% to 2.55% 3,015,316 17.10 to  9.12 36,773   0.88%     (2.13)% to  (3.22)%
   2015............................ 1.45% to 2.55% 5,404,615 17.47 to  9.42 64,412   1.43%     (4.03)% to  (5.10)%
   2014............................ 1.45% to 2.55% 4,091,537 18.20 to  9.93 52,852   1.35%     (1.36)% to  (2.46)%
   2013............................ 1.45% to 2.55% 4,506,508 18.45 to 10.18 59,410   1.03%      17.00% to   15.69%
   2012............................ 1.45% to 2.55% 5,012,990 15.77 to  8.80 56,644   1.26%      13.58% to   12.31%
 Invesco V.I. Value Opportunities
   Fund -- Series II shares
   2016............................ 1.45% to 2.30%   328,828 18.43 to 12.00  5,793   0.08%      16.22% to   15.22%
   2015............................ 1.45% to 2.30%   377,784 15.86 to 10.42  5,705   2.26%    (11.95)% to (12.71)%
   2014............................ 1.45% to 2.30%   427,066 18.01 to 11.93  7,297   1.14%       4.84% to    3.94%
   2013............................ 1.45% to 2.30%   515,435 17.18 to 11.48  8,396   1.20%      31.34% to   30.21%
   2012............................ 1.45% to 2.30%   600,493 13.08 to  8.82  7,428   1.15%      15.95% to   14.94%
American Century Variable
  Portfolios II, Inc.
 VP Inflation Protection Fund --
   Class II
   2016............................ 1.45% to 2.55% 3,620,543 12.43 to 10.98 42,576   1.66%       2.88% to    1.73%
   2015............................ 1.45% to 2.55% 1,534,053 12.08 to 10.80 17,704   3.44%     (3.88)% to  (4.96)%
   2014............................ 1.45% to 2.55% 5,713,250 12.57 to 11.36 68,266   1.29%       1.80% to    0.67%
   2013............................ 1.45% to 2.55% 6,474,068 12.34 to 11.28 76,251   1.64%     (9.81)% to (10.81)%
   2012............................ 1.45% to 2.55% 6,454,403 13.69 to 12.65 84,749   2.39%       5.83% to    4.64%
American Century Variable
  Portfolios, Inc.
 VP Income & Growth Fund --
   Class I
   2016............................ 1.45% to 2.20%    41,953 24.17 to 12.95    740   1.51%      11.84% to   10.99%
   2015............................ 1.45% to 2.05%     4,549 21.61 to 14.71     85   2.10%     (6.99)% to  (7.56)%
   2014............................ 1.45% to 2.05%     4,666 23.23 to 15.92     94   2.03%      10.87% to   10.20%
   2013............................ 1.45% to 2.05%     5,083 20.95 to 14.44     91   2.18%      33.85% to   33.04%
   2012............................ 1.45% to 2.05%     6,283 15.65 to 10.86     84   2.17%      13.08% to   12.39%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                    Expense as a                             Net    Investment
                                    % of Average                            Assets    Income
                                   Net Assets (1)   Units      Unit Value    000s   Ratio (2)   Total Return (3)
                                   -------------- ---------- -------------- ------- ---------- -------------------
 VP International Fund -- Class I
   2016........................... 1.45% to 2.20%     36,661 19.63 to  8.65     507   1.17%    (6.87)% to  (7.57)%
   2015........................... 1.45% to 2.20%     46,651 21.07 to  9.36     684   0.39%    (0.70)% to  (1.46)%
   2014........................... 1.45% to 2.20%     55,397 21.22 to  9.50     822   1.66%    (6.88)% to  (7.59)%
   2013........................... 1.45% to 2.20%     58,233 22.79 to 10.28     953   1.79%     20.64% to   19.72%
   2012........................... 1.45% to 2.20%     76,676 18.89 to  8.59   1,032   0.86%     19.40% to   18.49%
 VP Ultra(R) Fund -- Class I
   2016........................... 1.85% to 2.05%      2,520 18.36 to 17.35      46   0.48%      2.52% to    2.31%
   2015........................... 1.45% to 2.20%     15,964 22.10 to 16.11     283   0.46%      4.73% to    3.93%
   2014........................... 1.45% to 2.20%     19,944 21.10 to 15.50     338   0.10%      8.40% to    7.58%
   2013........................... 1.45% to 2.05%      3,640 19.47 to 15.12      58   0.55%     35.09% to   34.27%
   2012........................... 1.45% to 2.05%      4,504 14.41 to 11.26      54   0.00%     12.27% to   11.58%
 VP Value Fund -- Class I
   2016........................... 1.45% to 1.45%      2,433 27.60 to 27.60      67   1.74%     18.74% to   18.74%
   2015........................... 1.45% to 1.45%      2,856 23.25 to 23.25      66   2.10%    (5.28)% to  (5.28)%
   2014........................... 1.45% to 1.45%      3,674 24.54 to 24.54      90   1.51%     11.44% to   11.44%
   2013........................... 1.45% to 1.45%      4,342 22.02 to 22.02      96   1.64%     29.82% to   29.82%
   2012........................... 1.45% to 1.45%      5,226 16.96 to 16.96      89   1.91%     12.91% to   12.91%
BlackRock Variable Series Funds,
  Inc.
 BlackRock Basic Value
   V.I. Fund -- Class III Shares
   2016........................... 1.45% to 2.55%  3,532,167 19.82 to 12.80  56,123   1.91%     16.02% to   14.73%
   2015........................... 1.45% to 2.30%    673,830 17.08 to 14.91  10,554   1.19%    (7.51)% to  (8.31)%
   2014........................... 1.45% to 2.30%    776,107 18.47 to 16.26  13,134   1.14%      8.04% to    7.11%
   2013........................... 1.45% to 2.30%    869,233 17.10 to 15.18  13,501   1.15%     35.65% to   34.48%
   2012........................... 1.45% to 2.30%    997,274 12.60 to 11.29  11,530   1.41%     12.16% to   11.19%
 BlackRock Global Allocation
   V.I. Fund -- Class III Shares
   2016........................... 1.45% to 2.55% 21,632,566 17.34 to 11.73 284,883   1.17%      2.30% to    1.17%
   2015........................... 1.45% to 2.55% 24,906,508 16.95 to 11.59 322,921   1.01%    (2.44)% to  (3.53)%
   2014........................... 1.45% to 2.55% 28,430,985 17.37 to 12.01 379,446   2.11%      0.45% to  (0.67)%
   2013........................... 1.45% to 2.55% 31,980,142 17.29 to 12.09 426,795   1.01%     12.76% to   11.50%
   2012........................... 1.45% to 2.55% 36,314,759 15.34 to 10.85 430,659   1.41%      8.37% to    7.16%
 BlackRock Large Cap Growth
   V.I. Fund -- Class III Shares
   2016........................... 1.45% to 1.85%    148,951 19.76 to 18.77   2,900   0.44%      5.99% to    5.56%
   2015........................... 1.45% to 1.85%    182,292 18.64 to 17.78   3,356   0.34%      1.03% to    0.62%
   2014........................... 1.45% to 1.85%    230,781 18.46 to 17.67   4,215   0.35%     12.31% to   11.85%
   2013........................... 1.45% to 1.85%    258,398 16.43 to 15.80   4,207   0.54%     31.64% to   31.11%
   2012........................... 1.45% to 1.85%    260,797 12.48 to 12.05   3,231   1.14%     13.15% to   12.69%
 BlackRock Value Opportunities
   V.I. Fund -- Class III Shares
   2016........................... 1.45% to 2.30%    265,477 21.41 to 16.90   5,489   0.15%     21.62% to   20.58%
   2015........................... 1.45% to 2.30%    313,233 17.61 to 14.02   5,313   0.14%    (8.13)% to  (8.92)%
   2014........................... 1.45% to 2.30%    376,551 19.17 to 15.39   6,964   0.12%      3.54% to    2.65%
   2013........................... 1.45% to 2.30%    430,630 18.51 to 15.00   7,670   0.40%     40.02% to   38.82%
   2012........................... 1.45% to 2.30%    805,941 13.22 to 10.80  10,385   0.38%     11.63% to   10.67%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                       Expense as a                            Net   Investment
                                       % of Average                           Assets   Income
                                      Net Assets (1)   Units     Unit Value    000s  Ratio (2)   Total Return (3)
                                      -------------- --------- -------------- ------ ---------- -------------------
Columbia Funds Variable
  Series Trust II
 Columbia Variable Portfolio --
   Select International Equity
   Fund -- Class 2
   2016 (4).......................... 1.45% to 2.40% 1,592,466  9.71 to  9.65 15,451   1.74%    (4.27)% to  (5.19)%
 Variable Portfolio -- Loomis Sayles
   Growth Fund -- Class 1
   2016 (4).......................... 1.45% to 2.30% 1,971,256 10.45 to 10.39 20,587   0.00%      6.77% to    5.86%
Deutsche Variable Series I
 Deutsche Capital Growth
   VIP -- Class B Shares
   2016.............................. 1.45% to 1.50%       508 16.11 to 16.06      8   0.52%      2.49% to    2.44%
   2015.............................. 1.45% to 1.50%       510 15.72 to 15.68      8   0.38%      6.76% to    6.70%
   2014.............................. 1.45% to 1.50%       519 14.72 to 14.69      8   0.33%     11.03% to   10.98%
   2013.............................. 1.45% to 1.50%       611 13.26 to 13.24      8   0.93%     32.25% to   32.18%
   2012.............................. 1.45% to 1.50%       610 10.03 to 10.02      6   0.56%     13.93% to   13.87%
Deutsche Variable Series II
 Deutsche Large Cap Value
   VIP -- Class B Shares
   2016.............................. 1.45% to 2.05%     4,554 11.87 to 11.46     53   0.70%    (6.00)% to  (6.57)%
   2015.............................. 1.45% to 2.05%     4,399 12.62 to 12.27     55   1.13%    (8.51)% to  (9.07)%
   2014.............................. 1.45% to 2.05%     5,172 13.80 to 13.49     71   1.40%      8.76% to    8.09%
   2013.............................. 1.45% to 2.05%     6,444 12.69 to 12.48     81   1.68%     28.65% to   27.87%
   2012.............................. 1.45% to 2.05%     7,327  9.86 to  9.76     72   1.68%      7.85% to    7.19%
 Deutsche Small Mid Cap Value
   VIP -- Class B Shares
   2016.............................. 1.45% to 2.05%       691 35.75 to 18.93     21   0.23%     14.79% to   14.09%
   2015.............................. 1.45% to 2.05%       759 31.14 to 16.59     19   0.00%    (3.63)% to  (4.22)%
   2014.............................. 1.45% to 2.05%       906 32.31 to 17.32     24   0.49%      3.57% to    2.94%
   2013.............................. 1.45% to 2.05%     1,571 31.20 to 16.83     44   0.95%     32.74% to   31.94%
   2012.............................. 1.45% to 2.05%     2,355 23.50 to 12.75     51   0.80%     11.73% to   11.05%
Dreyfus
 Dreyfus Investment Portfolios
   MidCap Stock Portfolio --
   Initial Shares
   2016.............................. 1.45% to 1.45%     3,464 30.04 to 30.04    104   1.06%     13.80% to   13.80%
   2015.............................. 1.45% to 1.45%     3,679 26.39 to 26.39     97   0.60%    (3.70)% to  (3.70)%
   2014.............................. 1.45% to 1.45%     4,021 27.41 to 27.41    110   0.98%     10.47% to   10.47%
   2013.............................. 1.45% to 1.45%     4,241 24.81 to 24.81    105   1.38%     33.04% to   33.04%
   2012.............................. 1.45% to 1.45%     4,457 18.65 to 18.65     83   0.50%     17.94% to   17.94%
 Dreyfus Variable Investment
   Fund -- Government Money
   Market Portfolio
   2016.............................. 1.45% to 2.05%    72,989  9.55 to  9.00    685   0.01%    (1.43)% to  (2.03)%
   2015.............................. 1.45% to 2.05%   107,902  9.69 to  9.18  1,025   0.00%    (1.45)% to  (2.05)%
   2014.............................. 1.45% to 2.05%   120,942  9.83 to  9.37  1,174   0.00%    (1.46)% to  (2.06)%
   2013.............................. 1.45% to 2.05%   100,946  9.98 to  9.57    986   0.00%    (1.45)% to  (2.05)%
   2012.............................. 1.45% to 2.05%    68,739 10.12 to  9.77    688   0.00%    (1.45)% to  (2.06)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                    Expense as a                            Net   Investment
                                    % of Average                           Assets   Income
                                   Net Assets (1)   Units     Unit Value    000s  Ratio (2)   Total Return (3)
                                   -------------- --------- -------------- ------ ---------- -------------------
 The Dreyfus Socially Responsible
   Growth Fund, Inc. --
   Initial Shares
   2016........................... 1.50% to 1.70%   504,596 11.25 to 10.88  5,681   1.27%      8.72% to    8.50%
   2015........................... 1.45% to 2.20%   563,605 21.85 to 14.16  6,219   1.03%    (4.60)% to  (5.32)%
   2014........................... 1.45% to 2.20%   578,244 22.90 to 14.96  6,739   0.85%     11.81% to   10.96%
   2013........................... 1.50% to 1.70%   521,926  9.71 to  9.45  5,075   1.21%     32.33% to   32.06%
   2012........................... 1.50% to 2.05%   523,857  7.34 to 12.19  3,851   0.80%     10.29% to    9.67%
Eaton Vance Variable Trust
 VT Floating-Rate Income Fund
   2016........................... 1.45% to 2.55% 3,454,127 13.66 to 11.01 45,076   3.48%      7.37% to    6.18%
   2015........................... 1.45% to 2.55% 3,659,535 12.72 to 10.37 44,138   3.36%    (2.43)% to  (3.52)%
   2014........................... 1.45% to 2.55% 5,609,211 13.04 to 10.75 68,095   3.14%    (0.89)% to  (1.99)%
   2013........................... 1.45% to 2.55% 6,465,984 13.16 to 10.97 79,695   3.48%      2.34% to    1.20%
   2012........................... 1.45% to 2.55% 5,310,021 12.86 to 10.84 64,390   4.17%      5.77% to    4.58%
Federated Insurance Series
 Federated High Income Bond
   Fund II -- Primary Shares
   2016........................... 1.15% to 1.60%   438,539 36.42 to 20.89 12,261   6.39%     13.50% to   12.99%
   2015........................... 1.15% to 1.60%   534,551 32.09 to 18.49 13,214   5.72%    (3.69)% to  (4.13)%
   2014........................... 1.15% to 1.60%   622,420 33.32 to 19.29 15,876   6.35%      1.51% to    1.05%
   2013........................... 1.15% to 1.60%   804,043 32.83 to 19.09 20,139   7.42%      5.76% to    5.28%
   2012........................... 1.15% to 1.60%   987,669 31.04 to 18.13 23,746   7.75%     13.37% to   12.86%
 Federated High Income Bond
   Fund II -- Service Shares
   2016........................... 1.45% to 2.30%   661,694 22.00 to 16.80 14,457   5.99%     12.87% to   11.90%
   2015........................... 1.45% to 2.30%   773,179 19.49 to 15.02 14,898   6.22%    (4.13)% to  (4.96)%
   2014........................... 1.45% to 2.30% 1,313,299 20.33 to 15.80 26,542   5.87%      0.94% to    0.07%
   2013........................... 1.45% to 2.30% 1,545,902 20.14 to 15.79 31,011   7.24%      5.18% to    4.27%
   2012........................... 1.45% to 2.30% 2,091,309 19.15 to 15.14 39,974   7.59%     12.64% to   11.67%
 Federated Kaufmann Fund II --
   Service Shares
   2016........................... 1.45% to 2.40%   669,966 28.98 to 13.39 17,713   0.00%      1.92% to    0.94%
   2015........................... 1.45% to 2.40%   782,264 28.44 to 13.26 20,458   0.00%      4.61% to    3.61%
   2014........................... 1.45% to 2.40%   878,186 27.18 to 12.80 21,843   0.00%      7.85% to    6.81%
   2013........................... 1.45% to 2.40% 1,044,827 25.20 to 11.98 24,191   0.00%     37.65% to   36.33%
   2012........................... 1.45% to 2.40% 1,260,634 18.31 to  8.79 21,186   0.00%     15.31% to   14.20%
 Federated Managed Tail Risk
   Fund II -- Primary Shares
   2016........................... 1.15% to 1.60%   496,284 10.87 to 10.54  5,284   1.81%    (5.30)% to  (5.72)%
   2015........................... 1.15% to 1.60%   554,124 11.48 to 11.18  6,250   1.72%    (7.37)% to  (7.79)%
   2014........................... 1.15% to 1.60%   622,189 12.39 to 12.12  7,599   1.82%    (2.11)% to  (2.55)%
   2013........................... 1.15% to 1.60%   720,576 12.66 to 12.44  9,018   1.03%     15.11% to   14.59%
   2012........................... 1.15% to 1.60%   855,844 10.99 to 10.86  9,332   0.56%      8.90% to    8.41%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                  Expense as a                             Net    Investment
                                  % of Average                            Assets    Income
                                 Net Assets (1)   Units      Unit Value    000s   Ratio (2)   Total Return (3)
                                 -------------- ---------- -------------- ------- ---------- -------------------
 Federated Managed Volatility
   Fund II
   2016......................... 1.15% to 1.60%    284,028 27.28 to 13.19   5,631   5.04%      6.45% to    5.98%
   2015......................... 1.15% to 1.60%    340,033 25.63 to 12.45   6,409   4.50%    (8.62)% to  (9.03)%
   2014......................... 1.15% to 1.60%    422,368 28.04 to 13.68   8,657   3.26%      2.72% to    2.25%
   2013......................... 1.15% to 1.60%    468,497 27.30 to 13.38   9,574   2.90%     20.34% to   19.80%
   2012......................... 1.15% to 1.60%    512,990 22.69 to 11.17   8,752   2.92%     12.24% to   11.73%
Fidelity(R) Variable Insurance
  Products Fund
 VIP Asset Manager/SM/
   Portfolio -- Initial Class
   2016......................... 1.15% to 1.60%  1,050,104 49.47 to 15.80  44,751   1.44%      1.89% to    1.43%
   2015......................... 1.15% to 1.60%  1,180,761 48.56 to 15.58  49,442   1.52%    (1.01)% to  (1.46)%
   2014......................... 1.15% to 1.60%  1,328,926 49.05 to 15.81  56,246   1.45%      4.62% to    4.14%
   2013......................... 1.15% to 1.60%  1,504,410 46.89 to 15.18  60,584   1.54%     14.38% to   13.86%
   2012......................... 1.15% to 1.60%  1,717,147 40.99 to 13.33  60,115   1.49%     11.18% to   10.68%
 VIP Asset Manager/SM/
   Portfolio -- Service Class 2
   2016......................... 1.45% to 2.30%    503,089 15.86 to 14.03   7,542   1.17%      1.35% to    0.48%
   2015......................... 1.45% to 2.30%    603,415 15.64 to 13.96   8,975   1.30%    (1.51)% to  (2.36)%
   2014......................... 1.45% to 2.30%    720,857 15.88 to 14.30  10,985   1.18%      4.01% to    3.11%
   2013......................... 1.45% to 2.30%    852,739 15.27 to 13.87  12,521   1.30%     13.67% to   12.69%
   2012......................... 1.45% to 2.30%    991,187 13.44 to 12.31  12,836   1.23%     10.60% to    9.65%
 VIP Balanced Portfolio --
   Service Class 2
   2016......................... 1.45% to 2.55%  4,451,565 16.35 to 13.29  67,008   1.16%      5.43% to    4.26%
   2015......................... 1.45% to 2.55%  4,846,903 15.51 to 12.75  69,426   1.29%    (1.09)% to  (2.20)%
   2014......................... 1.45% to 2.55%  5,203,096 15.68 to 13.03  75,563   1.22%      8.42% to    7.21%
   2013......................... 1.45% to 2.55%  6,037,701 14.46 to 12.16  81,679   1.30%     17.55% to   16.24%
   2012......................... 1.45% to 2.55%  6,503,500 12.30 to 10.46  75,098   1.52%     13.15% to   11.89%
 VIP Contrafund(R) Portfolio --
   Initial Class
   2016......................... 1.15% to 1.60%  2,386,708 74.50 to 24.11 104,523   0.78%      6.76% to    6.29%
   2015......................... 1.15% to 1.60%  2,752,822 69.78 to 22.68 113,615   0.99%    (0.49)% to  (0.94)%
   2014......................... 1.15% to 1.60%  3,170,224 70.12 to 22.90 130,449   0.92%     10.66% to   10.16%
   2013......................... 1.15% to 1.60%  3,680,306 63.37 to 20.79 136,622   1.03%     29.78% to   29.19%
   2012......................... 1.15% to 1.60%  4,390,853 48.83 to 16.09 123,400   1.28%     15.07% to   14.55%
 VIP Contrafund(R) Portfolio --
   Service Class 2
   2016......................... 1.45% to 2.55%  5,987,180 29.18 to 14.09 121,938   0.44%      6.17% to    4.99%
   2015......................... 1.45% to 2.55% 12,956,480 27.49 to 13.42 217,809   0.76%    (1.04)% to  (2.15)%
   2014......................... 1.45% to 2.55% 14,917,759 27.77 to 13.72 254,029   0.67%     10.04% to    8.81%
   2013......................... 1.45% to 2.55% 18,704,173 25.24 to 12.61 290,517   0.79%     29.05% to   27.62%
   2012......................... 1.45% to 2.55% 22,275,144 19.56 to  9.88 267,620   1.09%     14.45% to   13.17%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                  Expense as a                             Net    Investment
                                  % of Average                            Assets    Income
                                 Net Assets (1)   Units      Unit Value    000s   Ratio (2)   Total Return (3)
                                 -------------- ---------- -------------- ------- ---------- -------------------
 VIP Dynamic Capital
   Appreciation Portfolio --
   Service Class 2
   2016......................... 1.45% to 1.70%     93,114 25.77 to 24.89   2,362   0.70%      1.17% to    0.92%
   2015......................... 1.45% to 1.70%    109,997 25.47 to 24.67   2,724   0.58%    (0.44)% to  (0.69)%
   2014......................... 1.45% to 1.85%    121,092 25.59 to 19.59   3,019   0.23%      9.06% to    8.61%
   2013......................... 1.45% to 1.85%    121,851 23.46 to 18.04   2,704   0.11%     36.25% to   35.70%
   2012......................... 1.45% to 1.85%    127,184 17.22 to 13.29   2,111   0.41%     20.47% to   19.98%
 VIP Equity-Income Portfolio --
   Initial Class
   2016......................... 1.15% to 1.60%  1,699,936 91.99 to 18.32  86,520   2.24%     16.66% to   16.14%
   2015......................... 1.15% to 1.60%  1,941,908 78.85 to 15.78  85,286   3.05%    (5.07)% to  (5.50)%
   2014......................... 1.15% to 1.60%  2,273,456 83.06 to 16.70 102,554   2.71%      7.47% to    6.98%
   2013......................... 1.15% to 1.60%  2,651,068 77.29 to 15.61 111,500   2.43%     26.67% to   26.10%
   2012......................... 1.15% to 1.60%  3,054,947 61.01 to 12.38 100,588   3.01%     15.95% to   15.43%
 VIP Equity-Income Portfolio --
   Service Class 2
   2016......................... 1.45% to 2.40%  2,765,882 23.33 to 11.86  52,129   1.37%     16.01% to   14.89%
   2015......................... 1.45% to 2.55%  7,297,938 20.11 to 10.18 102,422   2.83%    (5.63)% to  (6.68)%
   2014......................... 1.45% to 2.55%  8,323,101 21.31 to 10.91 125,027   2.40%      6.91% to    5.71%
   2013......................... 1.45% to 2.55% 10,658,918 19.94 to 10.32 148,989   2.22%     25.97% to   24.57%
   2012......................... 1.45% to 2.55% 12,250,530 15.83 to  8.29 135,616   2.88%     15.35% to   14.06%
 VIP Growth & Income
   Portfolio -- Initial Class
   2016......................... 0.75% to 1.60%    861,702 20.53 to 17.20  20,834   1.66%     15.21% to   14.23%
   2015......................... 0.75% to 1.60%    988,658 17.82 to 15.05  20,872   1.99%    (3.01)% to  (3.83)%
   2014......................... 0.75% to 1.60%  1,161,410 18.37 to 15.65  25,427   1.69%      9.64% to    8.71%
   2013......................... 0.75% to 1.60%  1,328,374 16.75 to 14.40  26,538   1.85%     32.56% to   31.43%
   2012......................... 0.75% to 1.60%  1,548,381 12.64 to 10.96  23,113   2.13%     17.67% to   16.67%
 VIP Growth & Income
   Portfolio -- Service Class 2
   2016......................... 1.45% to 1.95%  1,126,092 22.76 to 18.89  19,602   1.76%     14.13% to   13.56%
   2015......................... 1.45% to 1.95%    965,172 19.94 to 16.64  14,971   1.78%    (3.95)% to  (4.44)%
   2014......................... 1.45% to 1.95%  1,108,786 20.76 to 17.41  18,025   1.47%      8.63% to    8.08%
   2013......................... 1.45% to 1.95%  1,294,015 19.11 to 16.11  19,438   1.64%     31.32% to   30.65%
   2012......................... 1.45% to 2.20%  1,265,696 14.55 to 12.09  14,604   1.99%     16.53% to   15.64%
 VIP Growth Opportunities
   Portfolio -- Initial Class
   2016......................... 0.75% to 1.60%    485,643 16.89 to 13.37   8,601   0.31%    (0.41)% to  (1.26)%
   2015......................... 0.75% to 1.60%    597,694 16.96 to 13.55  10,857   0.18%      4.82% to    3.92%
   2014......................... 0.75% to 1.60%    636,257 16.18 to 13.03  11,009   0.21%     11.36% to   10.41%
   2013......................... 0.75% to 1.60%    757,951 14.53 to 11.81  11,844   0.30%     36.86% to   35.70%
   2012......................... 0.75% to 1.60%    841,179 10.62 to  8.70   9,669   0.39%     18.71% to   17.70%
 VIP Growth Opportunities
   Portfolio -- Service Class 2
   2016......................... 1.45% to 2.40%    244,930 16.43 to 15.66   4,002   0.05%    (1.38)% to  (2.33)%
   2015......................... 1.45% to 2.55%  3,219,169 16.66 to 15.94  53,045   0.00%      3.82% to    2.66%
   2014......................... 1.45% to 2.55%  1,637,927 16.05 to 15.53  26,079   0.01%     10.32% to    9.09%
   2013......................... 1.45% to 2.55%  2,116,562 14.54 to 14.23  30,629   0.05%     35.55% to   34.03%
   2012......................... 1.45% to 2.55%  2,734,942 10.73 to 10.62  29,273   0.16%      7.88% to    6.68%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                     Expense as a                             Net    Investment
                                     % of Average                            Assets    Income
                                    Net Assets (1)   Units      Unit Value    000s   Ratio (2)   Total Return (3)
                                    -------------- ---------- -------------- ------- ---------- -------------------
 VIP Growth Portfolio --
   Initial Class
   2016............................ 1.15% to 1.60%  1,270,208 97.07 to 15.03  53,604   0.04%    (0.36)% to  (0.80)%
   2015............................ 1.15% to 1.60%  1,458,117 97.42 to 15.15  60,912   0.25%      5.94% to    5.46%
   2014............................ 1.15% to 1.60%  1,653,644 91.95 to 14.36  65,296   0.18%     10.02% to    9.52%
   2013............................ 1.15% to 1.60%  1,949,834 83.58 to 13.12  69,536   0.28%     34.77% to   34.16%
   2012............................ 1.15% to 1.60%  2,281,334  62.02 to 9.78  59,904   0.57%     13.36% to   12.85%
 VIP Growth Portfolio --
   Service Class 2
   2016............................ 1.45% to 2.30%  1,126,260 23.45 to 17.04  15,246   0.00%    (0.90)% to  (1.76)%
   2015............................ 1.45% to 2.30%  1,583,867 23.66 to 17.34  23,366   0.03%      5.35% to    4.45%
   2014............................ 1.45% to 2.30%  1,784,045 22.46 to 16.60  24,952   0.00%      9.40% to    8.46%
   2013............................ 1.45% to 2.30%  1,972,296 20.53 to 15.31  25,263   0.05%     34.03% to   32.87%
   2012............................ 1.45% to 2.30%  1,947,729 15.32 to 11.52  17,689   0.32%     12.74% to   11.77%
 VIP Investment Grade Bond
   Portfolio -- Service Class 2
   2016............................ 1.45% to 2.55% 10,950,778 12.87 to 11.55 137,126   2.28%      2.97% to    1.82%
   2015............................ 1.45% to 2.55% 11,150,979 12.50 to 11.34 136,060   2.57%    (2.29)% to  (3.38)%
   2014............................ 1.45% to 2.55%  7,898,918 12.80 to 11.74  98,977   1.79%      4.09% to    2.92%
   2013............................ 1.45% to 2.55%  9,956,962 12.29 to 11.41 120,149   2.01%    (3.49)% to  (4.57)%
   2012............................ 1.45% to 2.55% 11,363,659 12.74 to 11.95 142,492   2.20%      4.07% to    2.90%
 VIP Mid Cap Portfolio --
   Initial Class
   2016............................ 0.75% to 0.75%        268 40.98 to 40.98      11   0.52%     11.39% to   11.39%
   2015............................ 0.75% to 0.75%        281 36.78 to 36.78      10   0.40%    (2.13)% to  (2.13)%
   2014............................ 0.75% to 0.75%        654 37.58 to 37.58      25   0.25%      5.49% to    5.49%
   2013............................ 0.75% to 0.75%        835 35.63 to 35.63      30   0.47%     35.21% to   35.21%
   2012............................ 0.75% to 0.75%      1,029 26.35 to 26.35      27   0.64%     13.97% to   13.97%
 VIP Mid Cap Portfolio --
   Service Class 2
   2016............................ 1.15% to 2.55%  5,321,532 40.26 to 14.69 134,193   0.33%     10.64% to    9.08%
   2015............................ 1.15% to 2.55%  5,166,230 36.39 to 13.47 120,030   0.22%    (2.76)% to  (4.14)%
   2014............................ 1.15% to 2.55%  8,185,089 37.42 to 14.05 178,781   0.02%      4.81% to    3.33%
   2013............................ 1.15% to 2.55%  8,705,874 35.71 to 13.60 189,779   0.26%     34.31% to   32.41%
   2012............................ 1.15% to 2.55% 10,619,523 26.59 to 10.27 170,431   0.39%     13.24% to   11.63%
 VIP Overseas Portfolio --
   Initial Class
   2016............................ 0.75% to 1.60%    654,951 12.60 to 12.89  15,403   1.36%    (5.77)% to  (6.57)%
   2015............................ 0.75% to 1.60%    762,153 13.37 to 13.80  19,244   1.30%      2.85% to    1.97%
   2014............................ 0.75% to 1.60%    858,699 13.00 to 13.53  20,923   1.26%    (8.77)% to  (9.55)%
   2013............................ 0.75% to 1.60%    980,163 14.25 to 14.96  26,593   1.36%     29.46% to   28.36%
   2012............................ 0.75% to 1.60%  1,100,757 11.01 to 11.65  23,478   1.92%     19.83% to   18.81%
 VIP Value Strategies Portfolio --
   Service Class 2
   2016............................ 1.45% to 2.20%    139,915 19.44 to 18.27   2,693   0.86%      7.69% to    6.87%
   2015............................ 1.45% to 2.20%    166,905 18.05 to 17.10   2,983   0.39%    (4.59)% to  (5.32)%
   2014............................ 1.45% to 2.20%    432,519 18.92 to 18.06   8,129   0.68%      4.97% to    4.17%
   2013............................ 1.45% to 2.20%    698,052 18.02 to 17.34  12,418   0.81%     28.30% to   27.32%
   2012............................ 1.45% to 2.20%    326,129 14.05 to 13.62   4,494   0.44%     25.22% to   24.26%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                 Expense as a                             Net    Investment
                                 % of Average                            Assets    Income
                                Net Assets (1)   Units      Unit Value    000s   Ratio (2)    Total Return (3)
                                -------------- ---------- -------------- ------- ---------- --------------------
Franklin Templeton Variable
  Insurance Products Trust
 Franklin Founding Funds
   Allocation VIP Fund --
   Class 2 Shares
   2016........................ 1.45% to 2.55%  6,295,431 12.29 to 11.07  73,692    3.89%     11.54% to   10.30%
   2015........................ 1.45% to 2.55%  7,499,839 11.02 to 10.03  79,033    2.95%    (7.57)% to  (8.61)%
   2014........................ 1.45% to 2.55%  8,534,379 11.92 to 10.98  97,685    2.81%      1.36% to    0.23%
   2013........................ 1.45% to 2.55%  9,901,884 11.76 to 10.95 112,297   11.82%     21.98% to   20.62%
   2012........................ 1.45% to 2.55% 11,368,166  9.64 to  9.08 106,153    2.81%     13.66% to   12.39%
 Franklin Income VIP Fund --
   Class 2 Shares
   2016........................ 1.45% to 2.55% 22,022,852 17.02 to 11.95 322,404    5.01%     12.37% to   11.12%
   2015........................ 1.45% to 2.55% 26,571,825 15.15 to 10.75 347,887    4.63%    (8.40)% to  (9.43)%
   2014........................ 1.45% to 2.55% 30,814,546 16.54 to 11.87 443,304    4.98%      3.10% to    1.95%
   2013........................ 1.45% to 2.55% 36,458,803 16.04 to 11.64 511,869    6.39%     12.29% to   11.04%
   2012........................ 1.45% to 2.55% 42,955,777 14.29 to 10.49 540,761    6.45%     11.02% to    9.77%
 Franklin Large Cap Growth VIP
   Fund -- Class 2 Shares
   2016........................ 1.45% to 2.05%      8,656 20.12 to 15.28     168    0.00%    (3.21)% to  (3.80)%
   2015........................ 1.45% to 2.05%     10,902 20.78 to 15.88     219    0.26%      4.09% to    3.46%
   2014........................ 1.45% to 2.05%     13,687 19.97 to 15.35     266    1.08%     10.83% to   10.16%
   2013........................ 1.45% to 2.05%     16,596 18.02 to 13.94     291    1.04%     26.77% to   26.00%
   2012........................ 1.45% to 2.05%     23,883 14.21 to 11.06     332    0.84%     10.74% to   10.06%
 Franklin Mutual Shares VIP
   Fund -- Class 2 Shares
   2016........................ 1.45% to 2.40%    899,932 22.84 to 11.63  16,318    1.97%     14.38% to   13.28%
   2015........................ 1.45% to 2.40%  1,027,325 19.97 to 10.26  16,240    3.02%    (6.32)% to  (7.22)%
   2014........................ 1.45% to 2.40%  1,178,337 21.32 to 11.06  19,991    1.95%      5.57% to    4.55%
   2013........................ 1.45% to 2.40%  1,347,948 20.19 to 10.58  21,576    2.05%     26.40% to   25.18%
   2012........................ 1.45% to 2.40%  1,581,716 15.97 to  8.45  19,988    1.84%     12.58% to   11.50%
 Templeton Foreign VIP Fund --
   Class 1 Shares
   2016........................ 1.15% to 1.60%    520,746 14.52 to 13.75   7,303    2.15%      6.25% to    5.78%
   2015........................ 1.15% to 1.60%    560,407 13.67 to 13.00   7,415    3.52%    (7.39)% to  (7.80)%
   2014........................ 1.15% to 1.60%    626,738 14.76 to 14.10   8,978    2.13%   (11.91)% to (12.31)%
   2013........................ 1.15% to 1.60%    704,377 16.76 to 16.08  11,488    2.53%     21.86% to   21.31%
   2012........................ 0.75% to 1.60%    745,396 14.20 to 13.26   9,998    3.24%     17.70% to   16.70%
 Templeton Foreign VIP Fund --
   Class 2 Shares
   2016........................ 1.45% to 2.20%     76,618 20.37 to  8.92   1,035    1.96%      5.63% to    4.82%
   2015........................ 1.45% to 2.20%     86,044 19.28 to  8.51   1,101    3.08%    (7.85)% to  (8.55)%
   2014........................ 1.45% to 2.20%     95,930 20.92 to  9.31   1,342    1.82%   (12.42)% to (13.09)%
   2013........................ 1.45% to 2.20%     94,061 23.89 to 10.71   1,541    2.41%     21.19% to   20.27%
   2012........................ 1.45% to 2.20%    126,214 19.71 to  8.90   1,688    3.17%     16.51% to   15.63%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                   Expense as a                             Net    Investment
                                   % of Average                            Assets    Income
                                  Net Assets (1)   Units      Unit Value    000s   Ratio (2)    Total Return (3)
                                  -------------- ---------- -------------- ------- ---------- --------------------
 Templeton Global Bond VIP
   Fund -- Class 1 Shares
   2016.......................... 1.15% to 1.40%    367,813 18.48 to 17.93   6,648   0.00%       2.02% to    1.77%
   2015.......................... 1.15% to 1.40%    420,869 18.12 to 17.62   7,468   7.78%     (5.20)% to  (5.44)%
   2014.......................... 1.15% to 1.40%    515,215 19.11 to 18.63   9,653   5.13%       0.95% to    0.69%
   2013.......................... 1.15% to 1.40%    577,510 18.93 to 18.51  10,735   4.87%       0.72% to    0.46%
   2012.......................... 1.15% to 1.40%    668,902 18.80 to 18.42  12,374   6.57%      13.98% to   13.69%
 Templeton Growth VIP Fund --
   Class 2 Shares
   2016.......................... 1.45% to 2.20%    794,807 11.65 to 10.74   8,798   2.09%       8.03% to    7.21%
   2015.......................... 1.45% to 2.20%    929,502 10.79 to 10.02   9,516   2.59%     (7.84)% to  (8.54)%
   2014.......................... 1.45% to 2.20%  1,058,142 11.70 to 10.95  11,802   1.28%     (4.22)% to  (4.95)%
   2013.......................... 1.45% to 2.20%  1,475,205 12.22 to 11.52  17,368   2.41%      28.92% to   27.94%
   2012.......................... 1.45% to 2.20%  1,436,617  9.48 to  9.01  13,084   2.07%      19.31% to   18.40%
Goldman Sachs Variable Insurance
  Trust
 Goldman Sachs Government
   Money Market Fund --
   Service Shares
   2016.......................... 0.75% to 2.55% 14,233,505  9.68 to  8.93 132,976   0.04%     (0.71)% to  (2.50)%
   2015.......................... 0.75% to 2.55% 14,686,855  9.75 to  9.16 139,172   0.01%     (0.74)% to  (2.54)%
   2014.......................... 0.75% to 2.55% 16,425,706  9.82 to  9.40 158,168   0.01%     (0.74)% to  (2.54)%
   2013.......................... 0.75% to 2.55% 17,668,537  9.90 to  9.64 172,860   0.01%     (0.74)% to  (2.54)%
   2012 (4)...................... 0.75% to 2.55% 20,290,027  9.97 to  9.89 201,609   0.00%     (0.74)% to  (2.53)%
 Goldman Sachs Large Cap
   Value Fund -- Institutional
   Shares
   2016.......................... 1.15% to 1.60%    440,569 17.00 to 16.24   7,464   2.05%      10.30% to    9.80%
   2015.......................... 1.15% to 1.60%    540,209 15.41 to 14.79   8,322   1.35%     (5.51)% to  (5.94)%
   2014.......................... 1.15% to 1.60%    631,084 16.31 to 15.73  10,331   1.32%      11.64% to   11.13%
   2013.......................... 1.15% to 1.60%    772,229 14.61 to 14.15  11,349   1.19%      31.70% to   31.11%
   2012.......................... 1.15% to 1.60%    838,830 11.09 to 10.79   9,408   1.32%      17.75% to   17.22%
 Goldman Sachs Mid Cap Value
   Fund -- Institutional Shares
   2016.......................... 1.15% to 2.30%  1,673,110 38.11 to 17.41  51,961   1.43%      12.23% to   10.93%
   2015.......................... 1.15% to 2.30%  1,386,533 33.96 to 15.69  43,127   0.35%    (10.29)% to (11.33)%
   2014.......................... 1.15% to 2.30%  1,835,320 37.85 to 17.70  59,983   0.99%      12.26% to   10.96%
   2013.......................... 1.15% to 2.30%  1,995,853 33.72 to 15.95  60,621   0.81%      31.37% to   29.84%
   2012.......................... 1.15% to 2.30%  2,244,886 25.67 to 12.29  53,736   1.12%      17.10% to   15.74%
JPMorgan Insurance Trust
 JPMorgan Insurance Trust Core
   Bond Portfolio -- Class 1
   2016.......................... 1.45% to 2.20%    278,782 14.06 to 12.32   3,768   2.62%       0.64% to  (0.12)%
   2015.......................... 1.45% to 2.20%    286,159 13.97 to 12.34   3,859   4.24%     (0.35)% to  (1.11)%
   2014.......................... 1.45% to 2.20%    233,274 14.02 to 12.48   3,179   3.84%       3.40% to    2.61%
   2013.......................... 1.45% to 2.20%    267,217 13.56 to 12.16   3,539   4.79%     (2.90)% to  (3.64)%
   2012.......................... 1.45% to 2.20%    332,979 13.96 to 12.62   4,553   4.76%       3.80% to    3.01%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                         Expense as a                            Net    Investment
                                         % of Average                           Assets    Income
                                        Net Assets (1)   Units     Unit Value    000s   Ratio (2)   Total Return (3)
                                        -------------- --------- -------------- ------- ---------- ------------------
 JPMorgan Insurance Trust Intrepid
   Mid Cap Portfolio -- Class 1
   2016................................ 1.45% to 2.20%    19,526 17.81 to 14.79     332   0.74%     10.41% to   9.57%
   2015................................ 1.45% to 2.20%    23,578 16.13 to 13.50     365   0.66%    (7.24)% to (7.94)%
   2014................................ 1.45% to 2.20%    26,243 17.38 to 14.66     439   0.64%     14.18% to  13.31%
   2013................................ 1.45% to 2.20%    31,578 15.23 to 12.94     465   1.11%     38.55% to  37.50%
   2012................................ 1.45% to 2.20%    47,610 10.99 to  9.41     507   0.81%     14.44% to  13.57%
 JPMorgan Insurance Trust Mid Cap
   Value Portfolio -- Class 1
   2016................................ 1.45% to 2.05%     3,206 30.04 to 28.67      95   0.88%     13.04% to  12.35%
   2015................................ 1.45% to 2.05%     3,695 26.58 to 25.52      97   1.01%    (4.07)% to (4.65)%
   2014................................ 1.45% to 2.05%     3,942 27.71 to 26.76     108   0.78%     13.44% to  12.75%
   2013................................ 1.45% to 2.05%     4,772 24.42 to 23.73     115   1.06%     30.38% to  29.59%
   2012................................ 1.45% to 2.05%     5,607 18.73 to 18.31     104   1.07%     18.63% to  17.90%
 JPMorgan Insurance Trust Small
   Cap Core Portfolio -- Class 1
   2016................................ 1.45% to 2.20%    13,229 30.04 to 11.69     231   0.02%     18.48% to  38.30%
   2015................................ 1.45% to 1.45%       292 25.35 to 25.35       7   0.14%    (6.66)% to (6.66)%
   2014................................ 1.45% to 1.45%       292 27.16 to 27.16       8   0.11%      8.01% to   8.01%
   2013................................ 1.45% to 1.45%     1,851 25.15 to 25.15      47   0.69%     40.23% to  40.23%
   2012................................ 1.45% to 1.45%     2,639 17.93 to 17.93      47   0.25%     17.99% to  17.99%
 JPMorgan Insurance Trust U.S.
   Equity Portfolio -- Class 1
   2016................................ 1.45% to 2.20%    59,840 20.85 to 16.54   1,196   0.95%      9.33% to   8.50%
   2015................................ 1.45% to 2.20%    63,151 19.07 to 15.25   1,158   1.16%    (0.60)% to (1.35)%
   2014................................ 1.45% to 2.20%    70,097 19.19 to 15.46   1,294   0.94%     12.25% to  11.40%
   2013................................ 1.45% to 2.20%    83,693 17.09 to 13.88   1,382   1.33%     34.24% to  33.22%
   2012................................ 1.45% to 2.20%   121,740 12.73 to 10.42   1,501   1.48%     15.94% to  15.05%
Janus Aspen Series
 Balanced Portfolio -- Institutional
   Shares
   2016................................ 1.15% to 1.60% 2,031,781 52.20 to 22.32  71,783   2.18%      3.40% to   2.94%
   2015................................ 1.15% to 1.60% 2,351,321 50.48 to 21.68  80,984   1.58%    (0.54)% to (0.99)%
   2014................................ 1.15% to 1.60% 2,693,920 50.76 to 21.90  93,337   1.73%      7.26% to   6.78%
   2013................................ 1.15% to 1.60% 3,140,078 47.32 to 20.51 100,092   1.52%     18.77% to  18.24%
   2012................................ 1.15% to 1.60% 3,628,099 39.84 to 17.35  97,256   2.77%     12.31% to  11.80%
 Balanced Portfolio -- Service
   Shares
   2016................................ 1.45% to 2.55% 5,802,246 22.82 to 14.52 103,508   1.92%      2.82% to   1.67%
   2015................................ 1.45% to 2.55% 6,591,303 22.19 to 14.29 115,048   1.37%    (1.05)% to (2.15)%
   2014................................ 1.45% to 2.55% 7,502,341 22.43 to 14.60 132,960   1.50%      6.67% to   5.48%
   2013................................ 1.45% to 2.55% 8,424,542 21.03 to 13.84 139,847   1.33%     18.07% to  16.75%
   2012................................ 1.45% to 2.55% 9,214,179 17.81 to 11.86 129,506   2.48%     11.73% to  10.48%
 Enterprise Portfolio -- Institutional
   Shares
   2016................................ 1.15% to 1.60% 1,051,330 76.79 to 21.45  45,233   0.14%     11.07% to  10.57%
   2015................................ 1.15% to 1.60% 1,209,980 69.14 to 19.40  46,516   0.63%      2.83% to   2.37%
   2014................................ 1.15% to 1.60% 1,377,241 67.23 to 18.95  51,555   0.16%     11.23% to  10.73%
   2013................................ 1.15% to 1.60% 1,610,634 60.44 to 17.11  53,909   0.50%     30.86% to  30.27%
   2012................................ 1.15% to 1.60% 1,947,561 46.19 to 13.14  49,303   0.00%     15.94% to  15.41%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                       Expense as a                            Net   Investment
                                       % of Average                           Assets   Income
                                      Net Assets (1)   Units     Unit Value    000s  Ratio (2)   Total Return (3)
                                      -------------- --------- -------------- ------ ---------- -------------------
 Enterprise Portfolio -- Service
   Shares
   2016.............................. 1.50% to 1.70%   387,640 11.49 to 11.11  4,824   0.02%     10.43% to   10.20%
   2015.............................. 1.50% to 1.70%   414,922 10.40 to 10.08  4,758   0.52%      2.21% to    2.00%
   2014.............................. 1.50% to 1.70%   434,592 10.18 to  9.88  4,893   0.03%     10.56% to   10.33%
   2013.............................. 1.50% to 1.70%   484,698  9.21 to  8.96  4,979   0.37%     30.06% to   29.80%
   2012.............................. 1.50% to 1.70%   552,725  7.08 to  6.90  4,412   0.00%     15.23% to   14.99%
 Flexible Bond Portfolio --
    Institutional Shares
   2016.............................. 0.75% to 1.60%   611,114 22.29 to 19.34 14,878   2.78%      1.70% to    0.83%
   2015.............................. 0.75% to 1.60%   688,004 21.92 to 19.18 16,464   2.27%    (0.53)% to  (1.38)%
   2014.............................. 0.75% to 1.60%   755,890 22.04 to 19.45 18,247   3.56%      4.15% to    3.26%
   2013.............................. 0.75% to 1.60%   707,216 21.16 to 18.84 16,338   2.36%    (0.88)% to  (1.73)%
   2012.............................. 0.75% to 1.60%   918,120 21.35 to 19.17 21,722   3.43%      7.52% to    6.60%
 Forty Portfolio -- Institutional
   Shares
   2016.............................. 0.75% to 1.60%   948,927 20.03 to 21.64 32,376   0.00%      1.43% to    0.57%
   2015.............................. 0.75% to 1.60% 1,102,917 19.75 to 21.52 37,281   0.00%     11.38% to   10.43%
   2014.............................. 0.75% to 1.60% 1,281,669 17.73 to 19.49 38,853   0.16%      7.92% to    7.00%
   2013.............................. 0.75% to 1.60% 1,538,511 16.43 to 18.21 43,191   0.71%     30.24% to   29.13%
   2012.............................. 0.75% to 1.60% 1,936,175 12.61 to 14.10 41,380   0.69%     23.23% to   22.17%
 Forty Portfolio -- Service Shares
   2016.............................. 1.45% to 2.55% 2,184,706 30.86 to 16.09 37,015   0.00%      0.47% to  (0.65)%
   2015.............................. 1.45% to 2.55% 2,712,925 30.71 to 16.20 48,727   0.00%     10.31% to    9.08%
   2014.............................. 1.45% to 2.55% 3,088,721 27.84 to 14.85 47,635   0.03%      6.89% to    5.70%
   2013.............................. 1.45% to 2.55% 3,689,245 26.05 to 14.05 54,290   0.58%     28.99% to   27.55%
   2012.............................. 1.45% to 2.55% 4,586,883 20.19 to 11.01 52,690   0.56%     22.06% to   20.69%
 Global Research
   Portfolio -- Institutional Shares
   2016.............................. 1.15% to 1.60% 1,495,339 42.95 to 12.44 40,317   1.07%      0.89% to    0.44%
   2015.............................. 1.15% to 1.60% 1,705,388 42.57 to 12.39 45,357   0.65%    (3.41)% to  (3.85)%
   2014.............................. 1.15% to 1.60% 1,923,354 44.07 to 12.88 52,706   1.07%      6.21% to    5.73%
   2013.............................. 1.15% to 1.60% 2,228,261 41.50 to 12.18 57,625   1.20%     26.95% to   26.38%
   2012.............................. 1.15% to 1.60% 2,560,336 32.69 to  9.64 51,867   0.85%     18.69% to   18.16%
 Global Research Portfolio --
    Service Shares
   2016.............................. 1.50% to 1.70%   407,053  8.00 to  7.73  3,384   0.94%      0.29% to    0.09%
   2015.............................. 1.50% to 1.70%   457,016  7.97 to  7.72  3,804   0.51%    (3.99)% to  (4.19)%
   2014.............................. 1.50% to 1.70%   530,936  8.30 to  8.06  4,619   0.96%      5.57% to    5.36%
   2013.............................. 1.50% to 1.70%   614,562  7.87 to  7.65  5,064   1.08%     26.16% to   25.90%
   2012.............................. 1.50% to 1.70%   697,274  6.23 to  6.08  4,576   0.74%     18.06% to   17.82%
 Global Technology
   Portfolio -- Service Shares
   2016.............................. 1.15% to 1.70%   660,400  9.49 to  8.47  5,893   0.09%     12.54% to   11.92%
   2015.............................. 1.15% to 1.70%   709,850  8.44 to  7.57  5,655   0.00%      3.44% to    2.87%
   2014.............................. 1.15% to 1.70%   827,786  8.15 to  7.36  6,404   0.00%      8.09% to    7.49%
   2013.............................. 1.15% to 1.70%   935,906  7.54 to  6.85  6,721   0.00%     33.83% to   33.09%
   2012.............................. 1.15% to 1.70% 1,075,593  5.64 to  5.14  5,799   0.00%     17.77% to   17.12%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                       Expense as a                            Net   Investment
                                       % of Average                           Assets   Income
                                      Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                      -------------- --------- -------------- ------ ---------- --------------------
 Janus Portfolio -- Institutional
   Shares
   2016.............................. 1.15% to 1.60% 1,569,263 43.05 to 13.93 40,553   0.53%     (0.66)% to  (1.10)%
   2015.............................. 1.15% to 1.60% 1,844,187 43.33 to 14.09 47,984   0.63%       4.13% to    3.66%
   2014.............................. 1.15% to 1.60% 2,075,652 41.61 to 13.59 51,729   0.36%      11.69% to   11.19%
   2013.............................. 1.15% to 1.60% 2,431,560 37.26 to 12.22 54,219   0.78%      28.84% to   28.26%
   2012.............................. 1.15% to 1.60% 2,894,203 28.92 to  9.53 49,944   0.54%      17.22% to   16.69%
 Janus Portfolio -- Service Shares
   2016.............................. 1.50% to 1.70%   313,350 10.55 to 10.20  3,429   0.38%     (1.23)% to  (1.43)%
   2015.............................. 1.50% to 1.70%   352,027 10.68 to 10.35  3,905   0.45%       3.50% to    3.29%
   2014.............................. 1.50% to 1.70%   405,834 10.32 to 10.02  4,353   0.22%      11.04% to   10.82%
   2013.............................. 1.50% to 1.70%   468,499  9.29 to  9.04  4,521   0.66%      28.05% to   27.79%
   2012.............................. 1.50% to 1.70%   509,550  7.26 to  7.07  3,839   0.43%      16.51% to   16.27%
 Overseas Portfolio -- Institutional
   Shares
   2016.............................. 0.75% to 1.60%   890,300 12.16 to 17.76 21,291   4.65%     (7.15)% to  (7.94)%
   2015.............................. 0.75% to 1.60%   979,039 13.10 to 19.29 25,442   0.58%     (9.28)% to (10.05)%
   2014.............................. 0.75% to 1.60% 1,124,435 14.44 to 21.45 32,588   3.07%    (12.53)% to (13.28)%
   2013.............................. 0.75% to 1.60% 1,370,697 16.51 to 24.73 45,431   3.12%      13.70% to   12.73%
   2012.............................. 0.75% to 1.60% 1,713,077 14.52 to 21.94 50,314   0.68%      12.61% to   11.65%
 Overseas Portfolio -- Service
   Shares
   2016.............................. 1.45% to 2.10%   206,876 23.07 to 14.71  2,326   4.67%     (8.06)% to  (8.66)%
   2015.............................. 1.45% to 2.10%   293,437 25.10 to 16.11  3,539   0.50%    (10.13)% to (10.72)%
   2014.............................. 1.45% to 2.10%   333,015 27.92 to 18.04  4,515   3.03%    (13.38)% to (13.95)%
   2013.............................. 1.45% to 2.10%   387,018 32.24 to 20.97  6,091   3.06%      12.62% to   11.88%
   2012.............................. 1.45% to 2.10%   448,452 28.62 to 18.74  6,292   0.59%      11.54% to   10.80%
Legg Mason Partners Variable Equity
  Trust
 ClearBridge Variable Aggressive
   Growth Portfolio -- Class II
   2016.............................. 1.45% to 2.30%   277,181 29.06 to 18.88  7,729   0.31%     (0.52)% to  (1.38)%
   2015.............................. 1.45% to 2.30%   767,178 29.21 to 19.15 21,895   0.05%     (3.36)% to  (4.20)%
   2014.............................. 1.45% to 2.30% 1,126,370 30.23 to 19.99 33,343   0.01%      18.33% to   17.31%
   2013.............................. 1.45% to 2.30%   530,517 25.55 to 17.04 13,101   0.06%      45.23% to   43.98%
   2012.............................. 1.45% to 2.30%   290,638 17.59 to 11.83  4,805   0.13%      16.74% to   15.73%
 ClearBridge Variable Dividend
   Strategy Portfolio -- Class I
   2016.............................. 1.15% to 1.60%   318,210 15.73 to 15.06  4,859   1.54%      13.67% to   13.16%
   2015.............................. 1.15% to 1.60%   338,426 13.84 to 13.31  4,557   1.67%     (5.40)% to  (5.83)%
   2014.............................. 1.15% to 1.60%   432,408 14.63 to 14.13  6,169   2.15%      12.31% to   11.80%
   2013.............................. 1.15% to 1.60%   494,752 13.03 to 12.64  6,304   1.62%      24.49% to   23.93%
   2012.............................. 1.15% to 1.60%   585,520 10.46 to 10.20  6,014   3.00%      12.89% to   12.38%
 ClearBridge Variable Dividend
   Strategy Portfolio -- Class II
   2016.............................. 1.45% to 2.45%   575,027 15.08 to 13.66  8,381   1.67%      13.12% to   11.98%
   2015.............................. 1.45% to 2.45%   444,855 13.33 to 12.20  5,674   1.62%     (5.82)% to  (6.78)%
   2014.............................. 1.45% to 2.45%   564,374 14.15 to 13.09  7,671   1.98%      11.84% to   10.70%
   2013.............................. 1.45% to 2.45%   642,526 12.65 to 11.82  7,847   1.50%      23.86% to   22.61%
   2012.............................. 1.45% to 2.45%   724,572 10.22 to  9.64  7,181   2.70%      12.42% to   11.28%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                      Expense as a                            Net   Investment
                                      % of Average                           Assets   Income
                                     Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                     -------------- --------- -------------- ------ ---------- --------------------
 ClearBridge Variable Large Cap
   Value Portfolio -- Class I
   2016............................. 1.15% to 2.30%   870,195 31.15 to 10.39 15,224   1.48%      11.70% to   10.41%
   2015............................. 1.15% to 2.30% 1,342,584 27.89 to  9.41 18,994   1.40%     (3.98)% to  (5.10)%
   2014............................. 1.15% to 2.30% 1,933,536 29.04 to  9.92 26,732   1.82%      10.42% to (10.82)%
   2013............................. 1.15% to 1.60%   529,756 26.30 to 18.35 11,797   1.60%      30.85% to   30.26%
   2012............................. 1.15% to 1.60%   595,426 20.10 to 14.09 10,197   2.25%      15.16% to   14.64%
MFS(R) Variable Insurance Trust
 MFS(R) Investors Trust Series --
   Service Class Shares
   2016............................. 1.45% to 1.95%   320,659 24.43 to 18.84  5,309   0.57%       6.75% to    6.21%
   2015............................. 1.45% to 1.95%   370,130 22.88 to 17.74  5,733   0.68%     (1.50)% to  (2.00)%
   2014............................. 1.45% to 1.95%   436,811 23.23 to 18.10  6,863   0.76%       9.11% to    8.55%
   2013............................. 1.45% to 1.95%   501,261 21.29 to 16.68  7,308   0.92%      29.83% to   29.17%
   2012............................. 1.45% to 1.95%   645,995 16.40 to 12.91  7,265   0.71%      17.11% to   16.51%
 MFS(R) New Discovery Series --
   Service Class Shares
   2016............................. 1.15% to 2.30%   663,903 28.51 to 19.11 12,301   0.00%       7.55% to    6.30%
   2015............................. 1.15% to 2.30%   790,831 26.51 to 17.98 13,662   0.00%     (3.27)% to  (4.40)%
   2014............................. 1.15% to 2.30%   997,867 27.40 to 18.81 17,853   0.00%     (8.56)% to  (9.62)%
   2013............................. 1.15% to 2.30% 1,461,189 29.97 to 20.81 27,924   0.00%      39.59% to   37.97%
   2012............................. 1.15% to 2.30% 1,502,506 21.47 to 15.08 21,100   0.00%      19.50% to   18.11%
 MFS(R) Total Return Series --
   Service Class Shares
   2016............................. 1.45% to 2.55% 3,278,568 19.31 to 12.12 48,180   2.71%       7.24% to    6.05%
   2015............................. 1.45% to 2.55% 3,461,844 18.00 to 11.43 47,611   2.35%     (2.02)% to  (3.11)%
   2014............................. 1.45% to 2.55% 3,952,024 18.38 to 11.80 55,659   1.69%       6.67% to    5.48%
   2013............................. 1.45% to 2.55% 4,564,778 17.23 to 11.18 60,680   1.62%      17.02% to   15.71%
   2012............................. 1.45% to 2.55% 5,307,438 14.72 to  9.66 60,562   2.53%       9.32% to    8.10%
 MFS(R) Utilities Series -- Service
   Class Shares
   2016............................. 1.45% to 2.20%   700,916 37.26 to 21.67 16,772   3.44%       9.63% to    8.80%
   2015............................. 1.45% to 2.20%   790,491 33.99 to 19.92 17,322   3.86%    (15.99)% to (16.63)%
   2014............................. 1.45% to 2.20%   909,300 40.46 to 23.89 23,852   1.90%      10.84% to    9.99%
   2013............................. 1.45% to 2.30% 1,075,702 36.50 to 18.88 25,472   2.05%      18.47% to   17.45%
   2012............................. 1.45% to 2.30% 1,301,678 30.81 to 16.08 26,138   6.30%      11.57% to   10.60%
MFS(R) Variable Insurance Trust II
 MFS(R) Massachusetts Investors
   Growth Stock Portfolio --
   Service Class Shares
   2016............................. 1.45% to 2.30%   728,673 10.15 to  9.99  7,379   0.38%       4.31% to    3.41%
   2015 (4)......................... 1.45% to 2.30%   752,771  9.73 to  9.66  7,317   0.47%     (3.53)% to  (4.36)%
 MFS(R) Strategic Income Portfolio
   -- Service Class Shares
   2016............................. 1.45% to 1.45%     3,021 10.63 to 10.63     32   2.96%       6.44% to    6.44%
   2015............................. 1.45% to 1.45%     2,133  9.99 to  9.99     21   4.94%     (3.48)% to  (3.48)%
   2014............................. 1.45% to 1.45%     2,710 10.35 to 10.35     28   3.06%       1.49% to    1.49%
   2013 (4)......................... 1.45% to 1.45%     2,732 10.19 to 10.19     28   2.97%       5.21% to    5.21%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                     Expense as a                            Net   Investment
                                     % of Average                           Assets   Income
                                    Net Assets (1)   Units     Unit Value    000s  Ratio (2)   Total Return (3)
                                    -------------- --------- -------------- ------ ---------- -------------------
Oppenheimer Variable Account Funds
 Oppenheimer Capital Appreciation
   Fund/VA -- Non-Service Shares
   2016............................ 1.15% to 1.60%   683,004 90.41 to 16.55 27,894   0.41%    (3.33)% to  (3.76)%
   2015............................ 1.15% to 1.60%   784,080 93.52 to 17.20 32,998   0.09%      2.35% to    1.89%
   2014............................ 1.15% to 1.60%   897,175 91.37 to 16.88 36,968   0.45%     14.08% to   13.57%
   2013............................ 1.15% to 1.60% 1,049,031 80.09 to 14.87 37,612   0.98%     28.25% to   27.67%
   2012............................ 1.15% to 1.60% 1,263,178 62.45 to 11.64 34,442   0.66%     12.80% to   12.29%
 Oppenheimer Capital Appreciation
   Fund/VA -- Service Shares
   2016............................ 1.45% to 2.10%   243,018 20.11 to 14.57  4,386   0.11%    (3.84)% to  (4.47)%
   2015............................ 1.45% to 2.10%   310,174 20.91 to 15.26  5,764   0.00%      1.77% to    1.10%
   2014............................ 1.45% to 2.10%   354,443 20.54 to 15.09  6,506   0.18%     13.46% to   12.71%
   2013............................ 1.45% to 2.10%   416,579 18.11 to 13.39  6,727   0.73%     27.55% to   26.71%
   2012............................ 1.45% to 2.10%   477,818 14.20 to 10.57  6,124   0.40%     12.15% to   11.41%
 Oppenheimer Conservative
   Balanced Fund/VA --
   Non-Service Shares
   2016............................ 1.15% to 1.60%   375,945 46.51 to 14.30 11,158   2.39%      4.05% to    3.58%
   2015............................ 1.15% to 1.60%   402,826 44.70 to 13.81 11,608   2.23%    (0.33)% to  (0.78)%
   2014............................ 1.15% to 1.60%   461,073 44.85 to 13.92 13,513   2.06%      6.95% to    6.47%
   2013............................ 1.15% to 1.60%   533,854 41.93 to 13.07 14,372   2.35%     11.87% to   11.36%
   2012............................ 1.15% to 1.60%   637,284 37.48 to 11.74 15,035   1.32%     11.04% to   10.54%
 Oppenheimer Conservative
   Balanced Fund/VA -- Service
   Shares
   2016............................ 1.45% to 2.55% 2,125,261 12.22 to  8.59 22,007   2.17%      3.44% to    2.29%
   2015............................ 1.45% to 2.55% 2,185,061 11.82 to  8.40 22,063   2.02%    (0.89)% to  (2.00)%
   2014............................ 1.45% to 2.55% 2,531,912 11.92 to  8.57 25,907   1.80%      6.45% to    5.26%
   2013............................ 1.45% to 2.55% 3,004,910 11.20 to  8.14 29,168   2.16%     11.20% to    9.96%
   2012............................ 1.45% to 2.55% 3,499,655 10.07 to  7.40 30,730   1.19%     10.48% to    9.24%
 Oppenheimer Core Bond Fund/VA
   -- Non-Service Shares
   2016............................ 1.15% to 1.60%   576,236 27.79 to 11.65 10,454   3.68%      2.08% to    1.63%
   2015............................ 1.15% to 1.60%   642,440 27.22 to 11.46 11,554   4.07%    (0.20)% to  (0.65)%
   2014............................ 1.15% to 1.60%   732,970 27.28 to 11.54 13,217   5.33%      6.03% to    5.55%
   2013............................ 1.15% to 1.60%   873,493 25.73 to 10.93 14,939   5.09%    (1.25)% to  (1.69)%
   2012............................ 1.15% to 1.60% 1,006,154 26.05 to 11.12 17,193   4.88%      9.02% to    8.53%
 Oppenheimer Discovery Mid Cap
   Growth Fund/VA -- Non-Service
   Shares
   2016............................ 1.15% to 1.60%   507,574 78.37 to 15.85 22,242   0.00%      1.16% to    0.70%
   2015............................ 1.15% to 1.60%   585,281 77.47 to 15.74 25,561   0.00%      5.38% to    4.90%
   2014............................ 1.15% to 1.60%   647,143 73.51 to 15.01 26,705   0.00%      4.57% to    4.09%
   2013............................ 1.15% to 1.60%   785,237 70.30 to 14.42 30,359   0.01%     34.42% to   33.81%
   2012............................ 1.15% to 1.60%   966,629 52.30 to 10.77 26,703   0.00%     15.10% to   14.58%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                 Expense as a                            Net    Investment
                                 % of Average                           Assets    Income
                                Net Assets (1)   Units     Unit Value    000s   Ratio (2)    Total Return (3)
                                -------------- --------- -------------- ------- ---------- --------------------
 Oppenheimer Discovery Mid Cap
   Growth Fund/VA -- Service
   Shares
   2016........................ 1.45% to 1.70%   293,900 22.48 to 21.63   6,550   0.00%       0.60% to    0.35%
   2015........................ 1.45% to 1.85%   336,364 22.34 to 16.95   7,457   0.00%       4.81% to    4.38%
   2014........................ 1.45% to 1.85%   147,843 21.32 to 16.23   3,123   0.00%       3.99% to    3.57%
   2013........................ 1.45% to 1.85%   167,844 20.50 to 15.67   3,411   0.00%      33.66% to   33.12%
   2012........................ 1.45% to 1.85%   199,354 15.34 to 11.77   3,033   0.00%      14.48% to   14.01%
 Oppenheimer Global Fund/VA --
   Service Shares
   2016........................ 1.45% to 2.55% 4,229,281 28.19 to 11.13  66,987   0.87%     (1.60)% to  (2.70)%
   2015........................ 1.45% to 2.55% 6,026,230 28.65 to 11.44 100,044   1.05%       2.17% to    1.03%
   2014........................ 1.45% to 2.55% 6,676,251 28.04 to 11.32 108,068   0.82%       0.58% to  (0.55)%
   2013........................ 1.45% to 2.55% 6,525,998 27.88 to 11.38 108,740   1.17%      25.15% to   23.75%
   2012........................ 1.45% to 2.55% 6,809,551 22.28 to  9.20  87,759   1.96%      19.19% to   17.86%
 Oppenheimer Global Strategic
   Income Fund/VA --
   Non-Service Shares
   2016........................ 1.15% to 1.60%   370,143 10.37 to 10.18   3,800   5.06%       5.31% to    4.84%
   2015........................ 1.15% to 1.60%   417,605  9.85 to  9.71   4,080   5.85%     (3.38)% to  (3.82)%
   2014........................ 1.15% to 1.60%   468,622 10.19 to 10.09   4,751   4.35%       1.66% to    1.20%
   2013........................ 1.15% to 1.60%   604,417 10.03 to  9.97   6,043   4.96%     (1.28)% to  (1.73)%
   2012........................ 1.15% to 1.60%   708,497 10.16 to 10.15   7,194   0.00%       8.96% to    8.48%
 Oppenheimer Main Street
   Fund/VA -- Service Shares
   2016........................ 1.45% to 2.55% 6,989,674 24.30 to 13.60 112,227   0.71%       9.69% to    8.47%
   2015........................ 1.45% to 2.55% 5,780,439 22.15 to 12.54  85,090   0.66%       1.61% to    0.48%
   2014........................ 1.45% to 2.55% 6,848,063 21.80 to 12.48  99,834   0.58%       8.80% to    7.59%
   2013........................ 1.45% to 2.55% 8,143,681 20.04 to 11.60 109,727   0.85%      29.53% to   28.09%
   2012........................ 1.45% to 2.55% 9,848,658 15.47 to  9.05 103,179   0.63%      14.91% to   13.63%
 Oppenheimer Main Street
   Small Cap Fund(R)/VA --
   Service Shares
   2016........................ 1.45% to 2.55% 2,224,035 34.89 to 14.85  50,574   0.27%      15.97% to   14.68%
   2015........................ 1.45% to 2.55% 3,078,484 30.08 to 12.95  56,932   0.64%     (7.46)% to  (8.49)%
   2014........................ 1.45% to 2.55% 3,580,428 32.50 to 14.15  74,081   0.72%      10.04% to    8.81%
   2013........................ 1.45% to 2.55% 6,002,899 29.54 to 13.00 110,609   0.70%      38.59% to   37.04%
   2012........................ 1.45% to 2.55% 7,464,719 21.32 to  9.49  95,846   0.33%      15.96% to   14.66%
PIMCO Variable Insurance Trust
 All Asset Portfolio --
   Advisor Class Shares
   2016........................ 1.45% to 2.20%   549,188 13.97 to 12.78   7,488   2.29%      11.27% to   10.43%
   2015........................ 1.45% to 2.20%   655,747 12.55 to 11.57   8,052   3.06%    (10.50)% to (11.19)%
   2014........................ 1.45% to 2.20%   791,211 14.03 to 13.03  10,890   4.87%     (1.00)% to  (1.76)%
   2013........................ 1.45% to 2.20%   961,909 14.17 to 13.26  13,386   3.88%     (1.34)% to  (2.09)%
   2012........................ 1.45% to 2.20% 1,909,474 14.36 to 13.22  27,015   4.78%      13.14% to   12.28%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                 Expense as a                             Net    Investment
                                 % of Average                            Assets    Income
                                Net Assets (1)   Units      Unit Value    000s   Ratio (2)    Total Return (3)
                                -------------- ---------- -------------- ------- ---------- --------------------
 Foreign Bond Portfolio (U.S.
   Dollar Hedged) --
   Administrative Class Shares
   2016........................ 1.50% to 1.70%    160,909 19.73 to 19.08   3,124   1.41%       4.88% to    4.67%
   2015........................ 1.50% to 1.70%    185,736 18.81 to 18.23   3,444   2.90%     (1.21)% to  (1.41)%
   2014........................ 1.50% to 1.70%    215,190 19.04 to 18.49   4,052   1.82%       9.49% to    9.27%
   2013........................ 1.50% to 1.70%    236,465 17.39 to 16.92   4,066   1.87%     (1.01)% to  (1.21)%
   2012........................ 1.50% to 1.70%    265,684 17.57 to 17.13   4,617   2.27%       9.18% to    8.96%
 High Yield Portfolio --
   Administrative Class Shares
   2016........................ 1.45% to 2.55%  2,587,388 20.28 to 13.66  48,057   5.25%      10.82% to    9.59%
   2015........................ 1.45% to 2.55%  5,300,327 18.30 to 12.47  83,624   5.25%     (3.07)% to  (4.15)%
   2014........................ 1.45% to 2.55%  4,895,798 18.88 to 13.01  83,952   5.28%       1.84% to    0.70%
   2013........................ 1.45% to 2.55%  4,747,260 18.54 to 12.92  82,483   5.45%       4.20% to    3.04%
   2012........................ 1.45% to 2.55%  5,236,457 17.79 to 12.54  87,908   5.78%      12.64% to   11.38%
 Long-Term U.S. Government
   Portfolio -- Administrative
   Class Shares
   2016........................ 1.45% to 2.55%  1,922,497 18.63 to 15.02  36,780   1.89%     (0.78)% to  (1.89)%
   2015........................ 1.45% to 2.35%    775,453 18.78 to 16.67  17,253   2.06%     (2.82)% to  (3.71)%
   2014........................ 1.45% to 2.35%    921,205 19.32 to 17.31  20,909   2.30%      22.22% to   21.10%
   2013........................ 1.45% to 2.55%  1,176,923 15.81 to 13.19  21,753   2.36%    (14.21)% to (15.17)%
   2012........................ 1.45% to 2.55%  1,598,800 18.43 to 15.54  34,401   2.16%       2.92% to    1.76%
 Low Duration Portfolio --
   Administrative Class Shares
   2016........................ 1.45% to 2.55%  3,835,039 12.37 to 10.73  44,857   1.51%     (0.06)% to  (1.17)%
   2015........................ 1.45% to 2.55%  6,541,673 12.38 to 10.85  76,352   2.77%     (1.14)% to  (2.24)%
   2014........................ 1.45% to 2.55% 15,659,839 12.52 to 11.10 184,450   1.13%     (0.61)% to  (1.72)%
   2013........................ 1.45% to 2.55% 16,510,867 12.60 to 11.30 196,549   1.46%     (1.58)% to  (2.68)%
   2012........................ 1.45% to 2.55% 17,628,881 12.80 to 11.61 214,455   1.91%       4.31% to    3.15%
 Total Return Portfolio --
   Administrative Class Shares
   2016........................ 1.15% to 2.55% 15,999,977 16.34 to 12.89 244,475   2.09%       1.50% to    0.07%
   2015........................ 1.15% to 2.55% 18,775,625 16.09 to 12.88 284,510   5.04%     (0.71)% to  (2.11)%
   2014........................ 1.15% to 2.55% 16,532,808 16.21 to 13.16 260,145   2.14%       3.08% to    1.62%
   2013........................ 1.15% to 2.55% 20,562,399 15.73 to 12.95 314,824   2.19%     (3.09)% to  (4.46)%
   2012........................ 1.15% to 2.55% 24,948,963 16.23 to 13.55 402,605   2.57%       8.32% to    6.79%
Rydex Variable Trust
 NASDAQ -- 100(R) Fund
   2016........................ 1.45% to 1.85%    656,436 33.03 to 23.98   7,066   0.00%       4.45% to    4.03%
   2015........................ 1.45% to 2.00%  1,511,920 31.62 to 22.63  16,265   0.00%       6.67% to    6.08%
   2014........................ 1.45% to 1.85%    435,509 29.64 to 21.70   5,025   0.00%      15.74% to   15.27%
   2013........................ 1.45% to 1.85%    478,834 25.61 to 18.82   4,586   0.00%      32.67% to   32.13%
   2012........................ 1.45% to 1.85%    588,292 19.30 to 14.24   4,281   0.00%      15.07% to   14.61%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                  Expense as a                              Net     Investment
                                  % of Average                             Assets     Income
                                 Net Assets (1)   Units      Unit Value     000s    Ratio (2)   Total Return (3)
                                 -------------- ---------- -------------- --------- ---------- -------------------
State Street Variable Insurance
  Series Funds, Inc.
 Core Value Equity V.I.S.
   Fund -- Class 1 Shares
   2016......................... 1.45% to 1.95%    637,211 23.79 to 18.06    11,662   1.05%      8.87% to    8.32%
   2015......................... 1.45% to 1.95%    740,069 21.85 to 16.67    12,419   0.91%    (5.94)% to  (6.42)%
   2014......................... 1.45% to 1.95%    827,195 23.23 to 17.82    14,781   0.82%      9.89% to    9.33%
   2013......................... 1.45% to 2.10%    960,160 21.14 to 16.27    15,643   0.89%     31.15% to   30.29%
   2012......................... 1.45% to 2.10%  1,079,397 16.12 to 12.48    13,554   1.14%     11.76% to   11.03%
 Income V.I.S. Fund --
   Class 1 Shares
   2016......................... 0.75% to 2.30%  1,513,016 17.54 to 11.25    22,059   1.74%      2.21% to    0.62%
   2015......................... 0.75% to 2.35%  1,702,881 17.16 to 11.26    24,410   2.10%    (1.17)% to  (2.76)%
   2014......................... 0.75% to 2.35%  1,953,175 17.37 to 11.58    28,535   2.17%      4.33% to    2.65%
   2013......................... 0.75% to 2.35%  2,178,712 16.65 to 11.28    30,652   2.40%    (2.08)% to  (3.66)%
   2012......................... 0.75% to 2.35%  2,605,073 17.00 to 11.71    38,054   2.11%      4.90% to    3.20%
 Premier Growth Equity V.I.S.
   Fund -- Class 1 Shares
   2016......................... 0.75% to 2.10%  1,481,093 19.23 to 17.97    27,772   0.49%      1.70% to    0.32%
   2015......................... 0.75% to 2.10%  1,661,850 18.90 to 17.91    30,959   0.46%      2.52% to    1.13%
   2014......................... 0.75% to 2.10%  1,840,075 18.44 to 17.71    33,758   0.47%     13.20% to   11.66%
   2013......................... 0.75% to 2.10%  2,124,592 16.29 to 15.86    34,859   0.54%     33.87% to   32.05%
   2012......................... 0.75% to 2.10%  2,489,095 12.17 to 12.01    30,758   0.83%     19.97% to   18.34%
 Real Estate Securities V.I.S.
   Fund -- Class 1 Shares
   2016......................... 0.75% to 2.55%  1,730,701 52.52 to 14.12    58,910   2.31%      7.19% to    5.26%
   2015......................... 0.75% to 2.55%  2,028,003 49.00 to 13.42    63,576   1.69%      3.78% to    1.90%
   2014......................... 0.75% to 2.55%  2,413,755 47.22 to 13.17    73,692   1.64%     30.91% to   28.54%
   2013......................... 0.75% to 2.55%  4,052,098 36.07 to 10.24    82,755   1.57%      1.83% to  (0.02)%
   2012......................... 0.75% to 2.55%  2,397,627 35.42 to 10.25    64,381   1.84%     15.91% to   13.81%
 S&P 500(R) Index V.I.S. Fund
   2016......................... 0.75% to 2.30%  6,092,527 17.95 to 17.63   147,455   1.87%     10.78% to    9.05%
   2015......................... 0.75% to 2.35%  6,549,734 16.21 to 14.81   145,375   2.15%      0.32% to  (1.30)%
   2014......................... 0.75% to 2.35%  7,374,743 16.15 to 15.01   165,498   1.60%     12.43% to   10.62%
   2013......................... 0.75% to 2.55%  8,409,723 14.37 to 11.85   169,583   1.73%     30.98% to   28.61%
   2012......................... 0.75% to 2.55%  9,702,710 10.97 to  9.22   150,686   1.91%     14.83% to   12.74%
 Small-Cap Equity V.I.S.
   Fund -- Class 1 Shares
   2016......................... 1.15% to 2.30%  1,184,299 33.54 to 19.29    36,669   0.00%     22.34% to   20.93%
   2015......................... 1.15% to 2.30%  1,314,746 27.42 to 15.95    33,273   0.00%    (5.23)% to  (6.33)%
   2014......................... 1.15% to 2.30%  1,402,842 28.93 to 17.03    37,546   0.00%      2.58% to    1.38%
   2013......................... 1.15% to 2.30%  1,675,499 28.20 to 16.80    43,824   0.00%     35.31% to   33.74%
   2012......................... 1.15% to 2.30%  1,896,838 20.84 to 12.56    36,787   0.01%     13.25% to   11.93%
 Total Return V.I.S. Fund --
   Class 1 Shares
   2016......................... 0.75% to 2.30% 48,464,940 17.82 to 13.30   782,552   1.87%      5.55% to    3.91%
   2015......................... 0.75% to 2.30% 51,257,510 16.89 to 12.80   791,790   1.68%    (1.87)% to  (3.41)%
   2014......................... 0.75% to 2.30% 58,415,695 17.21 to 13.25   922,904   1.64%      4.53% to    2.90%
   2013......................... 0.75% to 2.30% 67,335,272 16.46 to 12.88 1,025,906   1.48%     14.07% to   12.29%
   2012......................... 0.75% to 2.30% 73,850,035 14.43 to 11.47   994,987   1.54%     11.70% to    9.96%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                   Expense as a                             Net    Investment
                                   % of Average                            Assets    Income
                                  Net Assets (1)   Units      Unit Value    000s   Ratio (2)   Total Return (3)
                                  -------------- ---------- -------------- ------- ---------- -------------------
 Total Return V.I.S. Fund --
   Class 3 Shares
   2016.......................... 1.45% to 2.55% 56,704,147 13.07 to 10.55 668,174   1.52%      4.55% to    3.38%
   2015.......................... 1.45% to 2.55% 66,025,483 12.51 to 10.21 748,990   1.44%    (2.77)% to  (3.86)%
   2014.......................... 1.45% to 2.55% 75,427,525 12.86 to 10.62 883,287   1.40%      3.55% to    2.39%
   2013.......................... 1.45% to 2.55% 87,086,756 12.42 to 10.37 988,824   1.22%     12.98% to   11.72%
   2012.......................... 1.45% to 2.55% 98,775,639 11.00 to  9.28 997,523   1.29%     10.62% to    9.38%
 U.S. Equity V.I.S. Fund --
   Class 1 Shares
   2016.......................... 0.75% to 1.85%  1,264,220 18.80 to 17.92  22,936   1.13%      8.49% to    7.29%
   2015.......................... 0.75% to 1.85%  1,586,449 17.33 to 16.70  27,033   1.04%    (3.04)% to  (4.11)%
   2014.......................... 0.75% to 1.85%  1,698,913 17.87 to 17.41  30,273   0.92%     11.93% to   10.69%
   2013.......................... 0.75% to 1.85%  1,844,437 15.97 to 15.73  29,293   0.95%     32.91% to   31.44%
   2012.......................... 0.75% to 1.85%  2,146,107 12.02 to 11.97  25,799   1.22%     14.93% to   13.65%
The Alger Portfolios
 Alger Large Cap Growth
   Portfolio -- Class I-2 Shares
   2016.......................... 1.15% to 1.60%  1,231,571 32.28 to 13.67  25,240   0.00%    (1.97)% to  (2.41)%
   2015.......................... 1.15% to 1.60%  1,416,213 32.93 to 14.00  29,781   0.00%      0.55% to    0.09%
   2014.......................... 1.15% to 1.60%  1,570,602 32.75 to 13.99  33,343   0.15%      9.71% to    9.21%
   2013.......................... 1.15% to 1.60%  1,781,971 29.85 to 12.81  34,391   0.77%     33.53% to   32.92%
   2012.......................... 1.15% to 1.60%  2,080,239 22.36 to  9.64  30,100   1.15%      8.60% to    8.11%
 Alger Small Cap Growth
   Portfolio -- Class I-2 Shares
   2016.......................... 1.15% to 1.60%  1,003,019 21.46 to 15.82  18,672   0.00%      5.02% to    4.55%
   2015.......................... 1.15% to 1.60%  1,128,630 20.44 to 15.13  20,045   0.00%    (4.43)% to  (4.86)%
   2014.......................... 1.15% to 1.60%  1,285,786 21.39 to 15.90  24,154   0.00%    (0.72)% to  (1.17)%
   2013.......................... 1.15% to 1.60%  1,585,723 21.54 to 16.09  30,091   0.00%     32.72% to   32.12%
   2012.......................... 1.15% to 1.60%  1,903,977 16.23 to 12.18  27,092   0.00%     11.20% to   10.70%
The Prudential Series Fund
 Jennison 20/20 Focus
   Portfolio -- Class II Shares
   2016.......................... 1.45% to 2.30%    213,849 28.57 to 16.53   5,491   0.00%    (0.23)% to  (1.09)%
   2015.......................... 1.45% to 2.30%    241,257 28.64 to 16.71   6,242   0.00%      4.33% to    3.43%
   2014.......................... 1.45% to 2.30%    282,631 27.45 to 16.16   7,005   0.00%      5.16% to    4.25%
   2013.......................... 1.45% to 2.55%    363,002 26.11 to 12.27   8,618   0.00%     27.48% to   26.05%
   2012.......................... 1.45% to 2.55%    451,696 20.48 to  9.73   8,450   0.00%      9.01% to    7.79%
 Jennison Portfolio --
   Class II Shares
   2016.......................... 1.45% to 2.30%    168,178 26.69 to 17.80   4,273   0.00%    (2.72)% to  (3.55)%
   2015.......................... 1.45% to 2.30%    267,063 27.44 to 18.45   7,026   0.00%      9.42% to    8.48%
   2014.......................... 1.45% to 2.30%    112,321 25.07 to 17.01   2,549   0.00%      7.99% to    7.06%
   2013.......................... 1.45% to 2.30%    137,841 23.22 to 15.89   2,876   0.00%     35.12% to   33.96%
   2012.......................... 1.45% to 2.30%    165,470 17.18 to 11.86   2,481   0.00%     14.05% to   13.06%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                  Expense as a                            Net   Investment
                                  % of Average                           Assets   Income
                                 Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                 -------------- --------- -------------- ------ ---------- --------------------
 Natural Resources Portfolio --
   Class II Shares
   2016......................... 1.45% to 2.55% 3,243,289 14.66 to  6.59 24,862   0.00%      23.02% to   21.65%
   2015......................... 1.45% to 2.55% 2,722,626 11.92 to  5.42 17,314   0.00%    (29.88)% to (30.67)%
   2014......................... 1.45% to 2.55% 2,499,308 17.00 to  7.81 23,988   0.00%    (20.96)% to (21.84)%
   2013......................... 1.45% to 2.55% 2,329,825 21.50 to 10.00 29,992   0.00%       8.17% to    6.96%
   2012......................... 1.45% to 2.55% 2,549,773 19.88 to  9.35 31,670   0.00%     (4.33)% to  (5.40)%
 SP International Growth
   Portfolio -- Class II Shares
   2016......................... 1.55% to 1.55%       115 10.62 to 10.62      1   0.00%     (5.64)% to  (5.64)%
   2015......................... 1.55% to 1.55%       172 11.25 to 11.25      2   0.00%       1.49% to    1.49%
   2014......................... 1.55% to 1.55%       229 11.09 to 11.09      3   0.00%     (7.57)% to  (7.57)%
   2013......................... 1.55% to 1.55%       288 11.99 to 11.99      3   0.00%      16.68% to   16.68%
   2012......................... 1.55% to 1.55%     1,322 10.28 to 10.28     14   0.00%      19.97% to   19.97%
 SP Prudential U.S. Emerging
   Growth Portfolio --
   Class II Shares
   2016......................... 1.55% to 1.55%       686 21.81 to 21.81     15   0.00%       2.21% to    2.21%
   2015......................... 1.55% to 1.55%       704 21.34 to 21.34     15   0.00%     (4.24)% to  (4.24)%
   2014......................... 1.55% to 1.55%     1,170 22.28 to 22.28     26   0.00%       7.46% to    7.46%
   2013......................... 1.55% to 1.55%     1,566 20.73 to 20.73     32   0.00%      25.86% to   25.86%
   2012......................... 1.55% to 1.55%     1,637 16.47 to 16.47     27   0.00%      14.64% to   14.64%
Wells Fargo Variable Trust
 Wells Fargo VT Omega Growth
   Fund -- Class 2
   2016......................... 1.45% to 1.95%   121,717 19.44 to 18.81  2,358   0.00%     (0.94)% to  (1.44)%
   2015......................... 1.45% to 1.95%   156,144 19.62 to 19.08  3,055   0.00%     (0.13)% to  (0.63)%
   2014......................... 1.45% to 1.95%   189,559 19.65 to 19.21  3,716   0.00%       2.36% to    1.84%
   2013......................... 1.45% to 1.95%   196,633 19.19 to 18.86  3,766   0.13%      37.85% to   37.16%
   2012......................... 1.45% to 1.95%   171,514 13.92 to 13.75  2,384   0.00%      18.64% to   18.04%

--------
(1)Expenses as a percentage of average net assets represent the annualized asset-based contract expenses of the Separate Account, consisting of mortality and expense risk charges, administrative expenses, and other rider charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner through the redemption of units and expenses of the underlying Portfolios are excluded.
(2)The investment income ratio represents the ordinary dividends received by the subaccount from the Portfolio divided by average net assets.
(3)The total return represents a range of minimum and maximum annual total returns for the year or lesser period indicated and includes deductions for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a prospectus or marketing material for a product supported by the Separate Account include the maximum contract charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return.
(4)The ratios of expenses and net investment income to average net assets are annualized for periods less than a year.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                       Consolidated Financial Statements

                 Years Ended December 31, 2016, 2015 and 2014

    (With Report of Independent Registered Public Accounting Firm Thereon)

         Genworth Life and Annuity Insurance Company and Subsidiaries

                  Index to Consolidated Financial Statements

                                                                                                       Page
                                                                                                       ----
Annual Financial Statements:
   Report of KPMG LLP, Independent Registered Public Accounting Firm.................................. F-1
   Consolidated Balance Sheets as of December 31, 2016 and 2015....................................... F-2
   Consolidated Statements of Operations for the years ended December 31, 2016, 2015 and 2014......... F-3
   Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2016,
     2015 and 2014.................................................................................... F-4
   Consolidated Statements of Changes in Stockholder's Equity for the years ended December 31, 2016,
     2015 and 2014.................................................................................... F-5
   Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014......... F-6
   Notes to Consolidated Financial Statements......................................................... F-7

            Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder
Genworth Life and Annuity Insurance Company:

   We have audited the accompanying consolidated balance sheets of Genworth Life and Annuity Insurance Company and subsidiaries (the Company) as of December 31, 2016 and 2015, and the related consolidated statements of operations, comprehensive income (loss), changes in stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2016. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Richmond, Virginia
April 3, 2017

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
           (Amounts in millions, except share and per share amounts)

                                                                                                December 31,
                                                                                            --------------------
                                                                                               2016       2015
                                                                                            ---------  ---------
Assets
   Investments:
       Fixed maturity securities available-for-sale, at fair value......................... $12,409.7  $12,427.8
       Equity securities available-for-sale, at fair value.................................      53.3       54.8
       Commercial mortgage loans...........................................................   1,623.1    1,675.3
       Policy loans........................................................................     529.1      498.2
       Other invested assets...............................................................   1,146.6    1,250.6
                                                                                            ---------  ---------
              Total investments............................................................  15,761.8   15,906.7
   Cash and cash equivalents...............................................................     484.4    2,718.4
   Accrued investment income...............................................................     130.5      134.3
   Deferred acquisition costs..............................................................   1,956.1    2,239.7
   Intangible assets.......................................................................     187.0      192.5
   Reinsurance recoverable.................................................................   7,490.0    7,318.1
   Other assets............................................................................     524.4      512.8
   Separate account assets.................................................................   6,704.4    7,228.9
                                                                                            ---------  ---------
              Total assets................................................................. $33,238.6  $36,251.4
                                                                                            =========  =========
Liabilities and stockholder's equity
   Liabilities:
       Future policy benefits.............................................................. $ 8,859.1  $ 9,146.7
       Policyholder account balances.......................................................  11,953.3   12,301.3
       Liability for policy and contract claims............................................     267.6      254.6
       Unearned premiums...................................................................       5.8        6.7
       Other liabilities...................................................................     420.5      450.1
       Non-recourse funding obligations....................................................     310.4    2,098.2
       Deferred tax liability..............................................................     902.8    1,001.0
       Separate account liabilities........................................................   6,704.4    7,228.9
                                                                                            ---------  ---------
              Total liabilities............................................................  29,423.9   32,487.5
                                                                                            ---------  ---------
   Commitments and contingencies

   Stockholder's equity:
       Common stock ($1,000 par value, 50,000 shares authorized, 25,651 shares
         issued and outstanding)...........................................................      25.6       25.6
       Additional paid-in capital..........................................................   4,900.8    4,840.9
                                                                                            ---------  ---------
       Accumulated other comprehensive income (loss):
          Net unrealized investment gains (losses):
              Net unrealized gains (losses) on securities not other-than-
                temporarily impaired.......................................................     240.6      175.8
              Net unrealized gains (losses) on other-than-temporarily impaired
                securities.................................................................       1.5        1.9
                                                                                            ---------  ---------
          Net unrealized investment gains (losses).........................................     242.1      177.7
                                                                                            ---------  ---------
          Derivatives qualifying as hedges.................................................      72.5       68.3
                                                                                            ---------  ---------
       Total accumulated other comprehensive income (loss).................................     314.6      246.0
       Retained deficit....................................................................  (1,426.3)  (1,348.6)
                                                                                            ---------  ---------
              Total stockholder's equity...................................................   3,814.7    3,763.9
                                                                                            ---------  ---------
              Total liabilities and stockholder's equity................................... $33,238.6  $36,251.4
                                                                                            =========  =========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Amounts in millions)

                                                                               Years ended December 31,
                                                                             ----------------------------
                                                                               2016      2015      2014
                                                                             --------  --------  --------
Revenues:
Premiums.................................................................... $   13.6  $  540.9  $  631.2
Net investment income.......................................................    686.5     706.4     694.6
Net investment gains (losses)...............................................     26.9     (74.8)    (28.1)
Policy fees and other income................................................  1,444.2     804.1     811.8
                                                                             --------  --------  --------
   Total revenues...........................................................  2,171.2   1,976.6   2,109.5
                                                                             --------  --------  --------
Benefits and expenses:
Benefits and other changes in policy reserves...............................  1,098.4   1,195.8   1,133.4
Interest credited...........................................................    305.4     318.9     313.3
Acquisition and operating expenses, net of deferrals........................    542.6     274.8     282.0
Amortization of deferred acquisition costs and intangibles..................    298.8     670.1     191.9
Goodwill impairment.........................................................       --        --     303.9
Interest expense............................................................     39.2      94.4      89.5
                                                                             --------  --------  --------
   Total benefits and expenses..............................................  2,284.4   2,554.0   2,314.0
                                                                             --------  --------  --------
Loss before income taxes and equity in net income of unconsolidated
  subsidiary................................................................   (113.2)   (577.4)   (204.5)
Provision (benefit) for income taxes........................................    (34.6)   (211.2)     11.5
                                                                             --------  --------  --------
Net loss before equity in net income of unconsolidated subsidiary...........    (78.6)   (366.2)   (216.0)
Equity in net income of unconsolidated subsidiary...........................     37.5      18.4       1.2
                                                                             --------  --------  --------
Net loss.................................................................... $  (41.1) $ (347.8) $ (214.8)
                                                                             ========  ========  ========
Supplemental disclosures:
Total other-than-temporary impairments...................................... $   (2.8) $  (10.7) $   (3.1)
Portion of other-than-temporary impairments included in other comprehensive
  income (loss).............................................................     (0.3)       --      (0.5)
                                                                             --------  --------  --------
Net other-than-temporary impairments........................................     (3.1)    (10.7)     (3.6)
Other investment gains (losses).............................................     30.0     (64.1)    (24.5)
                                                                             --------  --------  --------
Total net investment gains (losses)......................................... $   26.9  $  (74.8) $  (28.1)
                                                                             ========  ========  ========


          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                             (Amounts in millions)

                                                                                Years ended December 31,
                                                                                ------------------------
                                                                                 2016     2015     2014
                                                                                ------  -------  -------
Net loss....................................................................... $(41.1) $(347.8) $(214.8)
Other comprehensive income (loss), net of taxes:
   Net unrealized gains (losses) on securities not other-than-temporarily
     impaired..................................................................   64.8   (222.6)   244.9
   Net unrealized gains (losses) on other-than-temporarily impaired securities.   (0.4)    (0.3)     1.3
   Derivatives qualifying as hedges............................................    4.2      4.7     44.1
                                                                                ------  -------  -------
   Total other comprehensive income (loss).....................................   68.6   (218.2)   290.3
                                                                                ------  -------  -------
Total comprehensive income (loss).............................................. $ 27.5  $(566.0) $  75.5
                                                                                ======  =======  =======




          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

          CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (Amounts in millions)

                                                                    Accumulated
                                                        Additional     other                    Total
                                                 Common  paid-in   comprehensive  Retained  stockholder's
                                                 stock   capital   income (loss)  deficit      equity
                                                 ------ ---------- ------------- ---------  -------------
Balances as of December 31, 2013................ $25.6   $4,839.5     $ 173.9    $  (621.0)   $4,418.0
                                                                                              --------
Comprehensive income (loss):
   Net loss.....................................    --         --          --       (214.8)     (214.8)
   Net unrealized gains (losses) on securities
     not other- than-temporarily impaired.......    --         --       244.9           --       244.9
   Net unrealized gains (losses) on other-than-
     temporarily impaired securities............    --         --         1.3           --         1.3
   Derivatives qualifying as hedges.............    --         --        44.1           --        44.1
                                                                                              --------
Total comprehensive income (loss)...............                                                  75.5
Dividends.......................................    --         --          --       (100.0)     (100.0)
Other transactions with stockholder.............    --        1.4          --           --         1.4
                                                 -----   --------     -------    ---------    --------
Balances as of December 31, 2014................  25.6    4,840.9       464.2       (935.8)    4,394.9
                                                                                              --------
Comprehensive income (loss):
   Net loss.....................................    --         --          --       (347.8)     (347.8)
   Net unrealized gains (losses) on securities
     not other- than-temporarily impaired.......    --         --      (222.6)          --      (222.6)
   Net unrealized gains (losses) on other-than-
     temporarily impaired securities............    --         --        (0.3)          --        (0.3)
   Derivatives qualifying as hedges.............    --         --         4.7           --         4.7
                                                                                              --------
Total comprehensive income (loss)...............                                                (566.0)
Dividends.......................................    --         --          --        (40.5)      (40.5)
Other transactions with stockholder.............    --         --          --        (24.5)      (24.5)
                                                 -----   --------     -------    ---------    --------
Balances as of December 31, 2015................  25.6    4,840.9       246.0     (1,348.6)    3,763.9
                                                                                              --------
Comprehensive income (loss):
   Net loss.....................................    --         --          --        (41.1)      (41.1)
   Net unrealized gains (losses) on securities
     not other- than-temporarily impaired.......    --         --        64.8           --        64.8
   Net unrealized gains (losses) on other-than-
     temporarily impaired securities............    --         --        (0.4)          --        (0.4)
   Derivatives qualifying as hedges.............    --         --         4.2           --         4.2
                                                                                              --------
Total comprehensive income (loss)...............                                                  27.5
Reinsurance recaptures with stockholder.........    --       59.9          --           --        59.9
Other transactions with stockholder.............    --         --          --        (36.6)      (36.6)
                                                 -----   --------     -------    ---------    --------
Balances as of December 31, 2016................ $25.6   $4,900.8     $ 314.6    $(1,426.3)   $3,814.7
                                                 =====   ========     =======    =========    ========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Amounts in millions)

                                                                                  Years ended December 31,
                                                                              -------------------------------
                                                                                 2016       2015       2014
                                                                              ---------  ---------  ---------
Cash flows from operating activities:
   Net loss.................................................................. $   (41.1) $  (347.8) $  (214.8)
   Adjustments to reconcile net loss to net cash from operating activities:
       Amortization of fixed maturity discounts and premiums and
         limited partnerships................................................     (11.7)      (2.6)       0.4
       Equity in net income of unconsolidated subsidiary.....................     (37.5)     (18.4)      (1.2)
       Gain on sale of business..............................................      (0.5)        --         --
       Net investment (gains) losses.........................................     (26.9)      74.8       28.1
       Charges assessed to policyholders.....................................  (1,420.8)    (700.5)    (692.5)
       Acquisition costs deferred............................................     (58.8)    (142.6)    (198.7)
       Amortization of deferred acquisition costs and intangibles............     298.8      670.1      191.9
       Goodwill impairment...................................................        --         --      303.9
       Deferred income taxes.................................................    (156.4)    (186.1)     (21.7)
       Net increase (decrease) in trading securities, held-for-sale
         investments and derivative instruments..............................      79.0     (323.6)      65.6
   Change in certain assets and liabilities:
       Accrued investment income and other assets............................     (17.3)      (5.2)     (43.7)
       Insurance reserves....................................................     578.6      476.1      412.3
       Current taxes.........................................................     (11.9)     (73.0)      51.8
       Other liabilities, policy and contract claims and other policy-
         related balances....................................................      14.1       40.0      (51.0)
                                                                              ---------  ---------  ---------
   Net cash from operating activities........................................    (812.4)    (538.8)    (169.6)
                                                                              ---------  ---------  ---------
Cash flows from investing activities:
   Proceeds from maturities and repayments of investments:
       Fixed maturity securities.............................................     730.9    1,530.2    1,537.1
       Commercial mortgage loans.............................................     220.0      252.4      229.3
   Proceeds from sales of investments:
       Fixed maturity and equity securities..................................   1,296.4    2,198.3      476.4
   Purchases and originations of investments:
       Fixed maturity and equity securities..................................  (1,866.8)  (2,186.3)  (2,284.0)
       Commercial mortgage loans.............................................    (167.1)    (279.0)    (336.2)
   Other invested assets, net................................................      11.1       52.5      (33.6)
   Policy loans, net.........................................................     (38.9)        --         --
   Proceeds from sale of business, net of cash transferred...................      18.0         --         --
                                                                              ---------  ---------  ---------
   Net cash from investing activities........................................     203.6    1,568.1     (411.0)
                                                                              ---------  ---------  ---------
Cash flows from financing activities:
   Deposits to universal life and investment contracts.......................     904.2    1,575.7    2,001.4
   Withdrawals from universal life and investment contracts..................    (685.6)    (650.0)    (741.4)
   Redemption of non-recourse funding obligations............................  (1,799.4)     (67.4)     (44.5)
   Dividends paid............................................................        --      (40.5)    (100.0)
   Other, net................................................................     (44.4)      (2.5)      10.9
                                                                              ---------  ---------  ---------
   Net cash from financing activities........................................  (1,625.2)     815.3    1,126.4
                                                                              ---------  ---------  ---------
   Net change in cash and cash equivalents...................................  (2,234.0)   1,844.6      545.8
Cash and cash equivalents at beginning of period.............................   2,718.4      873.8      328.0
                                                                              ---------  ---------  ---------
Cash and cash equivalents at end of period................................... $   484.4  $ 2,718.4  $   873.8
                                                                              =========  =========  =========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 Years Ended December 31, 2016, 2015 and 2014

(1) Formation and Nature of Business

   (a) Formation

   The accompanying financial statements include on a consolidated basis the accounts of Genworth Life and Annuity Insurance Company ("GLAIC") and our affiliate companies in which we hold a majority voting interest or power to direct activities of a variable interest entity ("VIE"), which we refer to as the "Company," "we," "us" or "our" unless the context otherwise requires. GLAIC is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired us on April 1, 1996 and ultimately contributed majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

   On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC. We are an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth").

   On October 21, 2016, Genworth entered into an agreement and plan of merger (the "Merger Agreement") with Asia Pacific Global Capital Co., Ltd. ("the Parent"), a limited liability company incorporated in the People's Republic of China, and Asia Pacific Global Capital USA Corporation ("Merger Sub"), a Delaware corporation and an indirect, wholly-owned subsidiary of the Parent. Subject to the terms and conditions of the Merger Agreement, including the satisfaction or waiver of certain conditions, Merger Sub would merge with and into Genworth with Genworth surviving the merger as an indirect, wholly-owned subsidiary of the Parent. The Parent is a newly formed subsidiary of China Oceanwide Holdings Group Co., Ltd. (together with its affiliates, "China Oceanwide"). China Oceanwide has agreed to acquire all of Genworth's outstanding common stock for a total transaction value of approximately
$2.7 billion, or $5.43 per share in cash. At a special meeting held on March 7, 2017, Genworth's stockholders voted on and approved a proposal to adopt the Merger Agreement. The transaction is subject to other closing conditions, including the receipt of required regulatory approvals in the United States, China, and other international markets. Both parties are engaging with regulators regarding the applications and the pending transaction. Genworth and China Oceanwide continue to expect the transaction to close by mid-2017.

   We have a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York ("GLICNY"), which is recorded under the equity method of accounting. As of December 31, 2016 and 2015, the carrying value of our investment in GLICNY was $672.4 million and $613.1 million, respectively, and was included in other invested assets. See note 20 for further discussion of our investment in GLICNY.

   The accompanying consolidated financial statements include the historical operations and accounts of the Company and its subsidiaries which include:
Assigned Settlement, Inc., GNWLAAC Real Estate Holding, LLC, Newco Properties, Inc. ("Newco"), Jamestown Life Insurance Company, River Lake Insurance Company VI ("River Lake VI"), River Lake Insurance Company VII ("River Lake VII"), River Lake Insurance Company VIII ("River Lake VIII"), River Lake Insurance Company IX ("River Lake IX"), River Lake Insurance Company X ("River Lake X") and Rivermont Life Insurance Company I ("Rivermont I"). During 2016, River Lake Insurance Company ("River Lake I"), River Lake Insurance Company II ("River Lake II") and River Lake Insurance Company IV ("River Lake IV") were dissolved; however, they are included in the consolidated financial statements through the date of their dissolution.

   (b) Nature of Business

   We operate through two segments: (i) U.S. Life Insurance and (ii) Runoff.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Our principal products in our U.S. Life Insurance segment are life insurance and fixed deferred and immediate annuities. Deferred annuities are investment vehicles intended for contractholders who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant's lifetime or the longer of a defined number of years or the annuitant's lifetime. In March 2016, Genworth suspended sales of traditional life insurance and fixed annuity products. This decision resulted in the suspension of our offerings for traditional life insurance and fixed annuity products; however, we continue to service our existing retained and reinsured blocks of business.

   Our Runoff segment includes the results of non-strategic products that are no longer actively sold. Our non-strategic products primarily include our variable annuities, variable life insurance, group variable annuities offered through retirement plans and institutional products. Institutional products consist of: funding agreements and funding agreements backing notes ("FABNs"). Most of our variable annuities include guaranteed minimum death benefits ("GMDBs"). Some of our group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits ("GMWBs") and certain types of guaranteed annuitization benefits. We no longer offer retail and group variable annuities but continue to accept deposits on and service our existing block of business. We also no longer offer variable life insurance policies but we continue to service existing policies.

   We also have Corporate and Other activities which include other corporate income and expenses not allocated to the segments.

   We previously distributed our products through a network of independent brokerage general agencies throughout the United States and through financial intermediaries, insurance marketing organizations, independent broker/dealers, select banks and national brokerage and financial firms.

(2) Summary of Significant Accounting Policies

   Our consolidated financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates. All intercompany accounts and transactions have been eliminated in consolidation. Certain prior year amounts have been reclassified to conform to the current year presentation. Any material subsequent events have been considered for recognition and/or disclosure through the issuance date of the financial statements.

   (a) Premiums

   For traditional long-duration insurance contracts, we report premiums as earned when due. For short-duration insurance contracts, we report premiums as revenue over the terms of the related insurance policies on a pro-rata basis or in proportion to expected claims.

   Premiums received under annuity contracts without significant mortality risk and premiums received on investment and universal life insurance products are not reported as revenues, but rather as deposits, and are included in liabilities for policyholder account balances.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   (b) Net Investment Income and Net Investment Gains and Losses

   Investment income is recognized when earned. Income or losses upon call or prepayment of available-for-sale fixed maturity securities is recognized in net investment income, except for hybrid securities where the income or loss upon call is recognized in net investment gains and losses. Investment gains and losses are calculated on the basis of specific identification on the trade date.

   Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective or prospective method. Under the retrospective method, used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than "AA" or that are backed by a U.S. agency) which cannot be contractually prepaid in such a manner that we would not recover a substantial portion of the initial investment, amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.

   (c) Policy Fees and Other Income

   Policy fees and other income consists primarily of insurance charges assessed on universal and term universal life insurance contracts and fees assessed against customer account values. For universal and term universal life insurance contracts, charges to policyholder accounts for cost of insurance are recognized as revenue when due. Variable product fees are charged to variable annuity contractholders and variable life insurance policyholders based upon the daily net assets of the contractholder's and policyholder's account values and are recognized as revenue when charged. Policy surrender fees are recognized as income when the policy is surrendered.

   (d) Investment Securities

   At the time of purchase, we designate our investment securities as either available-for-sale or trading and report them in our consolidated balance sheets at fair value. Our portfolio of fixed maturity securities comprises primarily investment grade securities. Changes in the fair value of available-for-sale investments, net of the effect on deferred acquisition costs ("DAC"), present value of future profits ("PVFP"), benefit reserves and deferred income taxes, are reflected as unrealized investment gains or losses in a separate component of accumulated other comprehensive income (loss). Realized and unrealized gains and losses related to trading securities are reflected in net investment gains (losses). Trading securities are included in other invested assets in our consolidated balance sheets and primarily represent fixed maturity securities where we utilized the fair value option.

   Other-Than-Temporary Impairments On Available-For-Sale Securities

   As of each balance sheet date, we evaluate securities in an unrealized loss position for other-than-temporary impairments. For debt securities, we consider all available information relevant to the collectability of the security, including information about past events, current conditions, and reasonable and supportable forecasts, when developing the estimate of cash flows expected to be collected. More specifically for mortgage-backed and asset-backed securities, we also utilize performance indicators of the underlying assets including default or delinquency rates, loan to collateral value ratios, third-party credit enhancements, current levels of subordination, vintage and other relevant characteristics of the security or underlying assets to develop our estimate of cash

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

flows. Estimating the cash flows expected to be collected is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

   We recognize other-than-temporary impairments on debt securities in an unrealized loss position when one of the following circumstances exists:

  .   we do not expect full recovery of our amortized cost when due,

  . the present value of cash flows expected to be collected is less than our amortized cost basis,

  .   we intend to sell a security or

  . it is more likely than not that we will be required to sell a security prior to recovery.

   For other-than-temporary impairments recognized during the period, we present the total other-than-temporary impairments, the portion of other-than-temporary impairments included in other comprehensive income (loss) ("OCI") and the net other-than-temporary impairments as supplemental disclosure presented on the face of our consolidated statements of operations.

   Total other-than-temporary impairments that emerged in the current period are calculated as the difference between the amortized cost and fair value. For other-than-temporarily impaired securities where we do not intend to sell the security and it is not more likely than not that we will be required to sell the security prior to recovery, total other-than-temporary impairments are adjusted by the portion of other-than-temporary impairments recognized in OCI ("non-credit"). Net other-than-temporary impairments recorded in net loss represent the credit loss on the other-than-temporarily impaired securities with the offset recognized as an adjustment to the amortized cost to determine the new amortized cost basis of the securities.

   For securities that were deemed to be other-than-temporarily impaired and a non-credit loss was recorded in OCI, the amount recorded as an unrealized gain
(loss) represents the difference between the current fair value and the new amortized cost for each period presented. The unrealized gain (loss) on an other-than-temporarily impaired security is recorded as a separate component in OCI until the security is sold or until we record an other-than-temporary impairment where we intend to sell the security or will be required to sell the security prior to recovery.

   To estimate the amount of other-than-temporary impairment attributed to credit losses on debt securities where we do not intend to sell the security and it is not more likely than not that we will be required to sell the security prior to recovery, we determine our best estimate of the present value of the cash flows expected to be collected from a security using the effective yield on the security prior to recording any other-than-temporary impairment. If the present value of the discounted cash flows is lower than the amortized cost of the security, the difference between the present value and amortized cost represents the credit loss associated with the security with the remaining difference between fair value and amortized cost recorded as a non-credit other-than-temporary impairment in OCI.

   The evaluation of other-than-temporary impairments is subject to risks and uncertainties and is intended to determine the appropriate amount and timing for recognizing an impairment charge. The assessment of whether such impairment has occurred is based on management's best estimate of the cash flows expected to be collected at the individual security level. We regularly monitor our investment portfolio to ensure that securities that may be other-than-temporarily impaired are identified in a timely manner and that any impairment charge is recognized in the proper period.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   While the other-than-temporary impairment model for debt securities generally includes fixed maturity securities, there are certain hybrid securities that are classified as fixed maturity securities where the application of a debt impairment model depends on whether there has been any evidence of deterioration in credit of the issuer, such as a downgrade to below investment grade. Under certain circumstances, evidence of deterioration in credit of the issuer may result in the application of the equity securities impairment model.

   For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period of time. We determine what constitutes a reasonable period on a security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. In any event, this period does not exceed 18 months for common equity securities. We measure other-than-temporary impairments based upon the difference between the amortized cost of a security and its fair value.

   (e) Fair Value Measurements

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We have fixed maturity, equity and trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value.

   Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our view of market assumptions in the absence of observable market information. We utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

  .   Level 1--Quoted prices for identical instruments in active markets.

  . Level 2--Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

  .   Level 3--Instruments whose significant value drivers are unobservable.

   Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as equity securities and actively traded mutual fund investments.

   Level 2 includes those financial instruments that are valued using industry-standard pricing methodologies, models or other valuation methodologies. These models are primarily industry-standard models that consider various inputs, such as interest rate, credit spread and foreign exchange rates for the underlying financial instruments. All significant inputs are observable, or derived from observable information, in the marketplace or are supported by observable levels at which transactions are executed in the marketplace. Financial instruments in this category primarily include: certain public and private corporate fixed maturity and equity securities; government or agency securities; certain mortgage-backed and asset-backed securities; securities held as collateral; and certain non-exchange-traded derivatives such as interest rate or cross currency swaps.

   Level 3 comprises financial instruments whose fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on, nor corroborated by, readily available market information. In certain instances, this category may also utilize non-binding broker

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

quotes. This category primarily consists of certain less liquid fixed maturity, equity and trading securities and certain derivative instruments or embedded derivatives where we cannot corroborate the significant valuation inputs with market observable data.

   As of each reporting period, all assets and liabilities recorded at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability, such as the relative impact on the fair value as a result of including a particular input. We review the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. See note 14 for additional information related to fair value measurements.

   (f) Commercial Mortgage Loans

   The carrying value of commercial mortgage loans is stated at original cost, net of principal payments, amortization and allowance for loan losses. Interest on loans is recognized on an accrual basis at the applicable interest rate on the principal amount outstanding. Loan origination fees and direct costs, as well as premiums and discounts, are amortized as level yield adjustments over the respective loan terms. Unamortized net fees or costs are recognized upon early repayment of the loans. Loan commitment fees are deferred and amortized on an effective yield basis over the term of the loan. Commercial mortgage loans are considered past due when contractual payments have not been received from the borrower by the required payment date.

   "Impaired" loans are defined by U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to original contractual terms of the loan agreement. In determining whether it is probable that we will be unable to collect all amounts due, we consider current payment status, debt service coverage ratios, occupancy levels and current loan-to-value. Impaired loans are carried on a non-accrual status. Loans are placed on non-accrual status when, in management's opinion, the collection of principal or interest is unlikely, or when the collection of principal or interest is 90 days or more past due. Income on impaired loans is not recognized until the loan is sold or the cash received exceeds the carrying amount recorded.

   We evaluate the impairment of commercial mortgage loans first on an individual loan basis. If an individual loan is not deemed impaired, then we evaluate the remaining loans collectively to determine whether an impairment should be recorded.

   For individually impaired loans, we record an impairment charge when it is probable that a loss has been incurred. The impairment is recorded as an increase in the allowance for loan losses. All losses of principal are charged to the allowance for loan losses in the period in which the loan is deemed to be uncollectible.

   For loans that are not individually impaired where we evaluate the loans collectively, the allowance for loan losses is maintained at a level that we determine is adequate to absorb estimated probable incurred losses in the loan portfolio. Our process to determine the adequacy of the allowance utilizes an analytical model based on historical loss experience adjusted for current events, trends and economic conditions that would result in a loss in the loan portfolio over the next 12 months. Key inputs into our evaluation include debt service coverage ratios, loan-to-value, property-type, occupancy levels, geographic region, and probability weighting of the scenarios generated by the model. The actual amounts realized could differ in the near term from the amounts assumed in arriving at the allowance for loan losses reported in the consolidated financial statements. Additions and reductions to the allowance through periodic provisions or benefits are recorded in net investment gains (losses).

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   For commercial mortgage loans classified as held-for-sale, each loan is carried at the lower of cost or market and is included in commercial mortgage loans in our consolidated balance sheets. See note 3 for additional disclosures related to commercial mortgage loans.

   (g) Securities Lending Activity

   We engage in certain securities lending transactions for the purpose of enhancing the yield on our investment securities portfolio. We maintain effective control over all loaned securities and, therefore, continue to report such securities as fixed maturity securities on the consolidated balance sheets. We are currently indemnified against counterparty credit risk by the intermediary.

   Under the securities lending program, the borrower is required to provide collateral, which can consist of cash or government securities, on a daily basis in amounts equal to or exceeding 102% of the applicable securities loaned. Currently, we only accept cash collateral from borrowers under the program. Cash collateral received by us on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. Any cash collateral received is reinvested by our custodian based upon the investment guidelines provided within our agreement. The reinvested cash collateral is primarily invested in a money market fund approved by the National Association of Insurance Commissioners ("NAIC"), U.S. and foreign government securities, U.S. government agency securities, asset-backed securities and corporate debt securities. As of December 31, 2016 and 2015, the fair value of securities loaned under our securities lending program was $85.9 million and $92.0 million, respectively. As of December 31, 2016 and 2015, the fair value of collateral held under our securities lending program was $89.0 million and $95.7 million, respectively, and the offsetting obligation to return collateral of $89.0 million and $95.7 million, respectively, was included in other liabilities in the consolidated balance sheets. We did not have any non-cash collateral provided by the borrower in our securities lending program as of December 31, 2016 and 2015.

   Risks associated with securities lending programs

   Our securities lending programs expose us to liquidity risk if we did not have enough cash or collateral readily available to return to the counterparty when required to do so under the agreements. We manage this risk by regularly monitoring our available sources of cash and collateral to ensure we can meet short-term liquidity demands under normal and stressed scenarios.

   We are also exposed to credit risk in the event of default of our counterparties or changes in collateral values. This risk is significantly reduced because our programs require over collateralization and collateral exposures are trued up on a daily basis. We manage this risk by using multiple counterparties and ensuring that changes in required collateral are monitored and adjusted daily. We also monitor the creditworthiness, including credit ratings, of our counterparties on a regular basis.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Contractual maturity

   The following tables present the remaining contractual maturity of the securities lending agreements as of December 31:

                                                 2016                                     2015
                               ---------------------------------------- ----------------------------------------
                               Overnight                  Greater       Overnight                  Greater
                                  and      Up to  31 - 90  than            and      Up to  31 - 90  than
(Amounts in millions)          continuous 30 days  days   90 days Total continuous 30 days  days   90 days Total
---------------------          ---------- ------- ------- ------- ----- ---------- ------- ------- ------- -----
Fixed maturity securities:
   U.S. government, agencies
     and government-
     sponsored enterprises....   $ 4.0      $--     $--     $--   $ 4.0   $  --      $--     $--     $--   $  --
   Non-U.S. government........    15.3       --      --      --    15.3    11.4       --      --      --    11.4
   U.S. corporate.............    40.8       --      --      --    40.8    30.4       --      --      --    30.4
   Non-U.S. corporate.........    23.9       --      --      --    23.9    50.5       --      --      --    50.5
                                 -----      ---     ---     ---   -----   -----      ---     ---     ---   -----
   Subtotal, fixed maturity
     securities...............    84.0       --      --      --    84.0    92.3       --      --      --    92.3
                                 -----      ---     ---     ---   -----   -----      ---     ---     ---   -----
Equity securities.............     5.0       --      --      --     5.0     3.4       --      --      --     3.4
                                 -----      ---     ---     ---   -----   -----      ---     ---     ---   -----
Total securities lending......   $89.0      $--     $--     $--   $89.0   $95.7      $--     $--     $--   $95.7
                                 =====      ===     ===     ===   =====   =====      ===     ===     ===   =====

   (h) Cash and Cash Equivalents

   Certificates of deposit, money market funds and other time deposits with original maturities of 90 days or less are considered cash equivalents in the consolidated balance sheets and consolidated statements of cash flows. Items with maturities greater than 90 days but less than one year at the time of acquisition are considered short-term investments.

   (i) Deferred Acquisition Costs

   Acquisition costs include costs that are directly related to the successful acquisition of new or renewal insurance contracts. Acquisition costs are deferred and amortized to the extent they are recoverable from future profits.

   Long-Duration Contracts. Acquisition costs include commissions in excess of ultimate renewal commissions and for contracts issued, certain other costs such as underwriting, medical inspection and issuance expenses. DAC for traditional long-duration insurance contracts, including term life, is amortized as a level percentage of premiums based on assumptions, including, investment returns, policyholder persistency or lapses (i.e., the probability that a policy or contract will remain in-force from one period to the next), insured life expectancy or longevity and expenses, established when the contract is issued. Amortization is adjusted each period to reflect actual lapse.

   Amortization for deferred annuity and universal life insurance contracts is based on expected gross profits. Expected gross profits are adjusted quarterly to reflect actual experience to date or for changes in underlying assumptions relating to future gross profits. Estimates of gross profits for DAC amortization are based on assumptions including interest rates, policyholder persistency or lapses, insured life expectancy or longevity and expenses.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Short-Duration Contracts. Acquisition costs primarily consist of commissions and premium taxes and are amortized ratably over the terms of the underlying policies.

   We regularly review our assumptions and test DAC for recoverability at least annually. For deferred annuity and universal life insurance contracts, if the present value of expected future gross profits is less than the unamortized DAC for a line of business, a charge to income (loss) is recorded for additional DAC amortization. For traditional long-duration and short-duration contracts, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized DAC), a charge to income (loss) is recorded for additional DAC amortization or for increased benefit reserves. See note 5 for additional information related to DAC including loss recognition and recoverability.

   (j) Intangible Assets

   Present Value of Future Profits. In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called PVFP, represents the actuarially estimated present value of future cash flows from the acquired policies. PVFP is amortized, net of accreted interest, in a manner similar to the amortization of DAC.

   We regularly review our PVFP assumptions and periodically test PVFP for recoverability similar to our treatment of DAC. See note 6 for additional information related to PVFP including loss recognition and recoverability.

   Deferred Sales Inducements to Contractholders. We defer sales inducements to contractholders for features on variable annuities that entitle the contractholder to an incremental amount to be credited to the account value upon making a deposit, and for fixed annuities with crediting rates higher than the contract's expected ongoing crediting rates for periods after the inducement. Deferred sales inducements to contractholders are reported as a separate intangible asset and amortized in benefits and other changes in policy reserves using the same methodology and assumptions used to amortize DAC.

   Software. Purchased software and certain application development costs related to internally developed software are capitalized above de minimus thresholds. When the software is ready for its intended use, the amounts capitalized are amortized over the expected useful life, not to exceed five years.

   Other Intangible Assets. We amortize the costs of other intangibles over their estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment based on undiscounted cash flows, which requires the use of estimates and judgment, and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested at least annually for impairment using a qualitative or quantitative assessment and are written down to fair value as required.

   (k) Goodwill

   Goodwill is not amortized but is tested for impairment annually or between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying value. The determination of fair value requires the use of estimates and judgment, at the "reporting unit"

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

level. A reporting unit is the operating segment, or a business, one level below that operating segment (the "component" level) if discrete financial information is prepared and regularly reviewed by management at the component level. If the reporting unit's fair value is below its carrying value, we must determine the amount of implied goodwill that would be established if the reporting unit was hypothetically purchased on the impairment assessment date. We recognize an impairment charge for any amount by which the carrying amount of a reporting unit's goodwill exceeds the amount of implied goodwill.

   See note 6 for additional information related to goodwill impairments.

   (l) Reinsurance

   Premium revenue, benefits and acquisition and operating expenses, net of deferrals, are reported net of the amounts relating to reinsurance ceded to and assumed from other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. Amounts received from reinsurers that represent recovery of acquisition costs are netted against DAC so that the net amount is capitalized. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies. Premium revenue, benefits and acquisition and operating expenses, net of deferrals, for reinsurance contracts that do not qualify for reinsurance accounting are accounted for under the deposit method of accounting.

   (m) Derivatives

   Derivative instruments are used to manage risk through one of four principal risk management strategies including: (i) liabilities; (ii) invested assets;
(iii) portfolios of assets or liabilities; and (iv) forecasted transactions.

   On the date we enter into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value or cash flow). If a derivative does not qualify for hedge accounting, the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in income (loss).

   We formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. In this documentation, we specifically identify the asset, liability or forecasted transaction that has been designated as a hedged item, state how the hedging instrument is expected to hedge the risks related to the hedged item, and set forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure hedge ineffectiveness. We generally determine hedge effectiveness based on total changes in fair value of the hedged item attributable to the hedged risk and the total changes in fair value of the derivative instrument.

   We discontinue hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) the derivative is de-designated as a hedge instrument; or (iv) it is no longer probable that the forecasted transaction will occur.

   For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported as a component of OCI. The ineffective portion of changes in fair value of the derivative instrument is reported as a component of income (loss). When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried in the

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

consolidated balance sheets at its fair value, and gains and losses that were accumulated in OCI are recognized immediately in income (loss). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in OCI and is recognized when the transaction affects income (loss); however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued on a cash flow hedge, amounts previously deferred in OCI are reclassified into income (loss) when income (loss) is impacted by the variability of the cash flow of the hedged item.

   For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported in income (loss). In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in income (loss). When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried in the consolidated balance sheets at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value in the consolidated balance sheets, with changes in its fair value recognized in current period income (loss).

   We may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, we assess whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determine whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded in the consolidated balance sheets at fair value and are classified consistent with their host contract. Changes in their fair value are recognized in current period income (loss). If we are unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried in the consolidated balance sheets at fair value, with changes in fair value recognized in current period income (loss).

   Changes in the fair value of non-qualifying derivatives, including embedded derivatives, changes in fair value of certain derivatives and related hedged items in fair value hedge relationships and hedge ineffectiveness on cash flow hedges are reported in net investment gains (losses).

   The majority of our derivative arrangements require the posting of collateral upon meeting certain net exposure thresholds. The amounts recognized for derivative counterparty collateral received by us was recorded in cash and cash equivalents with a corresponding amount recorded in other liabilities to represent our obligation to return the collateral retained by us. We also receive non-cash collateral that is not recognized in our balance sheet unless we exercise our right to sell or re-pledge the underlying asset. As of December 31, 2016 and 2015, the fair value of non-cash collateral received was zero and $0.3 million, respectively, and the underlying assets were not sold or re-pledged. Additionally, we have pledged $45.8 million and $52.6 million of fixed maturity securities as of December 31, 2016 and 2015, respectively. We have not pledged any cash as collateral to derivative counterparties. Fixed maturity securities that we pledge as collateral remain on our balance sheet within fixed maturity securities available-for-sale. Any cash collateral pledged to a derivative counterparty is derecognized with a receivable recorded in other assets for the right to receive our cash collateral back from the counterparty.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   (n) Separate Accounts and Related Insurance Obligations

   Separate account assets represent funds for which the investment income and investment gains and losses accrue directly to the contractholders and are reflected in our consolidated balance sheets at fair value, reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative and other services are included in revenues. Changes in liabilities for minimum guarantees are included in benefits and other changes in policy reserves. Net investment income, net investment gains (losses) and the related liability changes associated with the separate account are offset within the same line item in the consolidated statements of operations. There were no gains or losses on transfers of assets from the general account to the separate account.

   We offer certain minimum guarantees associated with our variable annuity contracts. Our variable annuity contracts usually contain a basic GMDB which provides a minimum benefit to be paid upon the annuitant's death equal to the larger of account value and the return of net deposits. Some variable annuity contracts permit contractholders to purchase through riders, at an additional charge, enhanced death benefits such as the highest contract anniversary value ("ratchets"), accumulated net deposits at a stated rate ("rollups"), or combinations thereof.

   Additionally, some of our variable annuity contracts provide the contractholder with living benefits such as a GMWB or certain types of guaranteed annuitization benefits. The GMWB allows contractholders to withdraw a pre-defined percentage of account value or benefit base each year, either for a specified period of time or for life. The guaranteed annuitization benefit generally provides for a guaranteed minimum level of income upon annuitization accompanied by the potential for upside market participation.

   Most of our reserves for additional insurance and annuitization benefits are calculated by applying a benefit ratio to accumulated contractholder assessments, and then deducting accumulated paid claims. The benefit ratio is equal to the ratio of benefits to assessments, accumulated with interest and considering both past and anticipated future experience. The projections utilize stochastic scenarios of separate account returns incorporating reversion to the mean, as well as assumptions for mortality and lapses. Some of our minimum guarantees, mainly GMWBs, are accounted for as embedded derivatives; see notes 4 and 14 for additional information on these embedded derivatives and related fair value measurement disclosures.

   (o) Insurance Reserves

   Future Policy Benefits

   The liability for future policy benefits is equal to the present value of expected benefits and expenses less the present value of expected future net premiums based on assumptions, including, investment returns, policyholder persistency or lapses (i.e., the probability that a policy or contract will remain in-force from one period to the next), insured life expectancy or longevity, insured morbidity (i.e., frequency and severity of claim) and expenses, all of which are locked-in at the time the policies are issued or acquired.

   The liability for future policy benefits is evaluated at least annually to determine if a premium deficiency exists. Loss recognition testing is generally performed at the line of business level, with acquired blocks and certain reinsured blocks tested separately. If the liability for future policy benefits plus the current present value of expected future premiums are less than the current present value of expected future benefits and expenses (including any unamortized DAC), a charge to income (loss) is recorded for accelerated DAC amortization and, if necessary, a premium deficiency reserve is established. If a charge is recorded, DAC amortization and the liability for future policy benefits are measured using updated assumptions, which become the new locked-in assumptions utilized going forward unless another premium deficiency charge is recorded.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   We are also required to accrue additional future policy benefit reserves when the overall reserve is adequate, but profits are projected in early periods followed by losses projected in later periods. When this pattern of profits followed by losses exists, we ratably accrue this additional profits followed by losses liability over time, increasing reserves in the profitable periods to offset estimated losses expected during the periods that follow. We calculate and adjust the additional reserves using our current best estimate of the amount necessary to offset the losses in future periods, based on the pattern of expected income and current best estimate assumptions consistent with our loss recognition testing. We adjust the accrual rate prospectively, going forward over the remaining profit periods, without any catch-up adjustment.

   For level premium term life insurance products, we floor the liability for future policy benefits on each policy at zero.

   Estimates and actuarial assumptions used for establishing the liability for future policy benefits and in loss recognition testing involve the exercise of significant judgment, and changes in assumptions or deviations of actual experience from assumptions can have material impacts on our liability for future policy benefits and net income (loss). Because these assumptions relate to factors that are not known in advance, change over time, are difficult to accurately predict and are inherently uncertain, we cannot determine with precision the ultimate amounts we will pay for actual claims or the timing of those payments. Small changes in assumptions or small deviations of actual experience from assumptions can have, and in the past have had, material impacts on our reserves, results of operations and financial condition. The risk that our claims experience may differ significantly from our pricing and valuation assumptions exists.

   Policyholder Account Balances

   The liability for policyholder account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date for investment-type and universal life insurance contracts. We are also required to establish additional benefit reserves for guarantees or product features in addition to the contract value where the additional benefit reserves are calculated by applying a benefit ratio to accumulated contractholder assessments, and then deducting accumulated paid claims. The benefit ratio is equal to the ratio of benefits to assessments, accumulated with interest and considering both past and anticipated future experience.

   Investment-type contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholders' contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

   (p) Liability for Policy and Contract Claims

   The liability for policy and contract claims, or claim reserves, represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of: (a) claims that have been reported to the insurer;
(b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated; and
(c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process and adjust claims.

   Our liability for policy and contract claims is reviewed regularly, with changes in our estimates of future claims recorded through net income (loss). Estimates and actuarial assumptions used for establishing the liability

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

for policy and contract claims involve the exercise of significant judgment, and changes in assumptions or deviations of actual experience from assumptions can have material impacts on our liability for policy and contract claims and net income (loss). Because these assumptions relate to factors that are not known in advance, change over time, are difficult to accurately predict and are inherently uncertain, we cannot determine with precision the ultimate amounts we will pay for actual claims or the timing of those payments. Small changes in assumptions or small deviations of actual experience from assumptions can have, and in the past have had, material impacts on our reserves, results of operations and financial condition.

   Management considers the liability for policy and contract claims provided to be satisfactory to cover the losses that have occurred. Management monitors actual experience, and where circumstances warrant, will revise its assumptions. The methods of determining such estimates and establishing the reserves are reviewed periodically and any adjustments are reflected in operations in the period in which they become known. Future developments may result in losses and loss expenses greater or less than the liability for policy and contract claims provided.

   (q) Unearned Premiums

   For single premium insurance contracts, we recognize premiums over the policy life in accordance with the expected pattern of risk emergence. We recognize a portion of the revenue in premiums earned in the current period, while the remaining portion is deferred as unearned premiums and earned over time in accordance with the expected pattern of risk emergence. If single premium policies are cancelled and the premium is non-refundable, then the remaining unearned premium related to each cancelled policy is recognized to earned premiums upon notification of the cancellation. Expected pattern of risk emergence on which we base premium recognition is inherently judgmental and is based on actuarial analysis of historical experience.

   (r) Income Taxes

   We determine deferred tax assets and/or liabilities by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled if there is no change in law. The effect on deferred taxes of a change in tax rates is recognized in income (loss) in the period that includes the enactment date. Valuation allowances on deferred tax assets are estimated based on our assessment of the realizability of such amounts.

   Our companies have elected to file a single U.S. consolidated income tax return (the "life/non-life consolidated return"). All companies domesticated in the United States and our former Bermuda and Guernsey subsidiaries, which have elected to be taxed as U.S. domestic companies, are included in the life/non-life consolidated return as allowed by the tax law and regulations. We have a tax sharing agreement (the "life/non-life tax sharing agreement") in place and all intercompany balances related to this agreement are settled at least annually.

   Additionally, we entered into tax sharing agreements with certain of our subsidiaries, whereby we are required to provide certain amounts of capital or a letter of credit to those subsidiaries upon the event that we or Genworth Holdings, Inc. ("Genworth Holdings"), our indirect parent company, is downgraded below certain ratings levels by Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's"). We secured a irrevocable letter of credit from the Federal Home Loan Bank ("FHLB") of Atlanta for $28.2 million to meet our obligations under these provisions. The letter of credit automatically renews annually through May 2019, unless notice of termination is provided by the issuer of the letter of credit at least 60 days prior to the then applicable expiration date.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   (s) Variable Interest Entities

   We are involved in certain entities that are considered VIEs as defined under U.S. GAAP, and, accordingly, we evaluate the VIE to determine whether we are the primary beneficiary and are required to consolidate the assets and liabilities of the entity. The primary beneficiary of a VIE is the enterprise that has the power to direct the activities of a VIE that most significantly impacts the VIE's economic performance and has the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. The determination of the primary beneficiary for a VIE can be complex and requires management judgment regarding the expected results of the entity and how those results are absorbed by beneficial interest holders, as well as which party has the power to direct activities that most significantly impact the performance of the VIEs.

   Our primary involvement related to VIEs includes securitization transactions.

   For certain securitization transactions, we were the transferor of certain assets that were sold to a newly created VIE but did not retain any beneficial interest in the VIE other than acting as the servicer of the underlying assets.

   See note 15 for additional information related to this consolidated entity.

   (t) Accounting Changes

   Technical Corrections and Improvements

   On December 31, 2016, we adopted new guidance related to technical corrections and improvements. The Financial Accounting Standards Board ("the FASB") issued this new guidance to remove inconsistencies as well as make technical clarifications and minor improvements intended to make it easier to understand and implement certain accounting guidance. Impacts of the new guidance for us includes: promoting consistent use of the terms "participating insurance" and "reinsurance recoverable," removing the term "debt" from the master glossary; adding a reference to use when accounting for internal-use software licensed from third parties; clarifying that loans issued under the Federal Housing Administration and the Veterans Administration do not have to be fully insured by those programs to recognize profit using the full-accrual method; clarifying the difference between a "valuation approach" and a "valuation technique" when applying fair value guidance and require disclosure when there has been a change in either a valuation approach, a valuation technique, or both; clarifying that for an amount of an obligation under an arrangement to be considered fixed at the reporting date, the amount that must be fixed is not the amount that is the organization's portion of the obligation, but, rather, is the obligation in its entirety; and adding guidance on the accounting for the sale of servicing rights when the transferor retains loans. Most of the amendments are effective immediately or, in some cases for us, on January 1, 2017, using a prospective method. Accordingly, we did not have and do not expect any significant impact from this guidance on our consolidated financial statements.

   Consolidation

   On January 1, 2016, we adopted new accounting guidance related to consolidation. The new guidance primarily impacts limited partnerships and similar legal entities, evaluation of fees paid to a decision maker as a variable interest, the effect of fee arrangements and related parties on the primary beneficiary determination and certain investment funds. The adoption of this new guidance did not have a material impact on our consolidated financial statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Debt Issuance Costs

   On December 31, 2015, we early adopted new accounting guidance related to the presentation of debt issuance costs. The new guidance requires that debt issuance costs be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability. This guidance was applied on a retrospective basis. Upon adoption, in our consolidated balance sheet as of December 31, 2014, we recorded a reduction in other assets and total assets of $16.5 million, with a related reduction in non-recourse funding obligations of $16.5 million and a reduction in total liabilities of $16.5 million. See note 10 for more information related to our non-recourse funding agreements.

   Financial Assets And Liabilities Of A Collateralized Financing Entity

   On January 1, 2015, we early adopted new accounting guidance related to measuring the financial assets and financial liabilities of a consolidated collateralized financing entity. The guidance addresses the accounting for the measurement difference between the fair value of financial assets and the fair value of financial liabilities of a collateralized financing entity. The new guidance provides an alternative whereby a reporting entity could measure the financial assets and financial liabilities of the collateralized financing entity in its consolidated financial statements using the more observable of the fair values. There was no impact on our consolidated financial statements.

   Repurchase Financings

   On January 1, 2015, we adopted new accounting guidance related to the accounting for repurchase-to-maturity transactions and repurchase financings. The new guidance changed the accounting for repurchase-to-maturity transactions and repurchase financing such that they were consistent with secured borrowing accounting. In addition, the guidance required new disclosures for all repurchase agreements and securities lending transactions which were effective beginning in the second quarter of 2015. We do not have repurchase-to-maturity transactions or repurchase agreements, but have securities lending transactions that are subject to additional disclosures. This new guidance did not have an impact on our consolidated financial statements but did impact our disclosures.

   Investments In Affordable Housing Projects

   On January 1, 2015, we adopted new accounting guidance related to the accounting for investments in affordable housing projects that qualify for the low-income housing tax credit. The new guidance permits reporting entities to make an accounting policy election to account for investments in qualified affordable housing projects by amortizing the initial cost of the investment in proportion to the tax benefits received and recognize the net investment performance as a component of income tax expense (called the proportional amortization method) if certain conditions are met. The new guidance requires use of the equity method or cost method for investments in qualified affordable housing projects not accounted for using the proportional amortization method. The adoption of this new guidance did not have a material impact on our consolidated financial statements.

   Investment Companies

   On January 1, 2014, we adopted new accounting guidance on the scope, measurement and disclosure requirements for investment companies. The new guidance clarified the characteristics of an investment company, provided comprehensive guidance for assessing whether an entity is an investment company, required

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

investment companies to measure noncontrolling ownership interest in other investment companies at fair value rather than using the equity method of accounting and required additional disclosures. The adoption of this accounting guidance did not have any impact on our consolidated financial statements.

   (u) Accounting Pronouncements Not Yet Adopted

   In November 2016, the FASB issued new accounting guidance related to the classification and presentation of changes in restricted cash. The new guidance requires that changes in the total of cash, cash equivalents, restricted cash and restricted cash equivalents be shown in the statement of cash flows and requires additional disclosures related to restricted cash and restricted cash equivalents. We do not expect any significant impacts from this new guidance on our consolidated financial statements or disclosures.

   In August 2016, the FASB issued new guidance related to the statement of cash flows classification of certain cash payments and cash receipts. The guidance will reduce diversity in practice related to eight specific cash flow issues. The new guidance is effective for us on January 1, 2018, with early adoption permitted. We do not expect any significant impacts from this guidance on our consolidated financial statements.

   In June 2016, the FASB issued new guidance related to accounting for credit losses on financial instruments. The guidance requires that entities recognize an allowance equal to its estimate of lifetime expected credit losses and applies to most debt instruments not measured at fair value, which would primarily include our commercial mortgage loans and reinsurance receivables. The new guidance retains most of the existing impairment guidance for available-for-sale debt securities but amends the presentation of credit losses to be presented as an allowance as opposed to a write-down and permits the reversal of credit losses when reassessing changes in the credit losses each reporting period. The new guidance is effective for us on January 1, 2020, with early adoption permitted beginning January 1, 2019. Upon adoption, a cumulative effect adjustment in retained earnings as of the beginning of the year of adoption will be recorded. We plan to start a process in 2017 to determine the impact from this guidance on our consolidated financial statements.

   In March 2016, the FASB issued new accounting guidance related to transition to the equity method of accounting. The guidance eliminates the retrospective application of the equity method of accounting when obtaining significant influence over a previously held investment. The guidance requires that an entity that has an available-for-sale equity security that becomes qualified for the equity method of accounting recognize through earnings the unrealized holding gain or loss in accumulated other comprehensive income at the date the investment becomes qualified for use of the equity method. The guidance is effective for us on January 1, 2017. We do not expect any significant impact from this guidance on our consolidated financial statements.

   In March 2016, the FASB issued new accounting guidance related to the assessment of contingent put and call options in debt instruments. The guidance clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. An entity performing the assessment under the amendments in this update is required to assess the embedded call
(put) options solely in accordance with the four-step decision sequence. The guidance is effective for us on January 1, 2017. This guidance is consistent with our previous accounting practices and, accordingly, we do not expect any impact on our consolidated financial statements.

   In March 2016, the FASB issued new accounting guidance related to the effect of derivative contract novations on existing hedge accounting relationships. The guidance clarifies that a change in the counterparty to a derivative instrument that has been designated as the hedging instrument does not, in and of itself, require dedesignation of that hedging relationship provided that all other hedge accounting criteria continue to be met. The guidance is

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

effective for us on January 1, 2017. This guidance is consistent with our accounting for derivative contract novations and, accordingly, we do not expect any impact on our consolidated financial statements.

   In February 2016, the FASB issued new accounting guidance related to the accounting for leases. The new guidance generally requires lessees to recognize both a right-to-use asset and a corresponding liability on the balance sheet. The guidance is effective for us on January 1, 2019, with early adoption permitted. While we are still evaluating the full impact, at this time we do not expect any significant impact from this guidance on our consolidated financial statements.

   In January 2016, the FASB issued new accounting guidance related to the recognition and measurement of financial assets and financial liabilities. Changes to the current financial instruments accounting, primarily affects equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments. Under the new guidance, equity investments with readily determinable fair value, except those accounted for under the equity method of accounting, will be measured at fair value with changes in fair value recognized in net income (loss). The new guidance also clarifies that the need for a valuation allowance on a deferred tax asset related to available-for-sale securities should be evaluated in combination with other deferred tax assets. This new guidance will be effective for us on January 1, 2018. We are still in process of evaluating the impact the guidance may have on our consolidated financial statements.

   In May 2014, the FASB issued new accounting guidance related to revenue from contracts with customers, effective for us on January 1, 2018. The key principle of the new guidance is that entities should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for such goods or services. The standard permits the use of either the retrospective or modified retrospective (cumulative effect) transition method. Insurance contracts are specifically excluded from this new guidance. The FASB has clarified the scope that all of our insurance and investment contracts are excluded from the scope of this new guidance. As such, while we are still evaluating the full impact, at this time we do not expect any significant impacts from this new guidance on our consolidated financial statements.

(3) Investments

   (a) Net Investment Income

   Sources of net investment income were as follows for the years ended December 31:

  (Amounts in millions)                                 2016    2015    2014
  ---------------------                                ------  ------  ------
  Fixed maturity securities--taxable.................. $556.1  $572.7  $560.4
  Fixed maturity securities--non-taxable..............    2.5     2.8     2.7
  Commercial mortgage loans...........................   86.4    89.5    91.7
  Equity securities...................................    3.0     2.8     2.2
  Other invested assets...............................   20.2    24.1    24.6
  Policy loans........................................   32.2    31.8    31.1
  Cash, cash equivalents and short-term investments...    2.3     1.0     0.2
                                                       ------  ------  ------
     Gross investment income before expenses and fees.  702.7   724.7   712.9
  Expenses and fees...................................  (16.2)  (18.3)  (18.3)
                                                       ------  ------  ------
     Net investment income............................ $686.5  $706.4  $694.6
                                                       ======  ======  ======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   (b) Net Investment Gains (Losses)

   The following table sets forth net investment gains (losses) for the years ended December 31:

(Amounts in millions)                                                             2016    2015    2014
---------------------                                                            ------  ------  ------
Available-for-sale securities:
   Realized gains............................................................... $ 28.8  $ 41.4  $ 35.3
   Realized losses..............................................................  (26.0)  (20.4)   (9.3)
                                                                                 ------  ------  ------
   Net realized gains (losses) on available-for-sale securities.................    2.8    21.0    26.0
                                                                                 ------  ------  ------
Impairments:
   Total other-than-temporary impairments.......................................   (2.8)  (10.7)   (3.1)
   Portion of other-than-temporary impairments included in other comprehensive
     income (loss)..............................................................   (0.3)     --    (0.5)
                                                                                 ------  ------  ------
   Net other-than-temporary impairments.........................................   (3.1)  (10.7)   (3.6)
                                                                                 ------  ------  ------
Derivative instruments/(1)/.....................................................   16.8   (79.3)  (93.6)
Commercial mortgage loans.......................................................    0.7     1.7     3.2
Trading securities..............................................................    9.7    (8.1)   39.8
Other...........................................................................     --     0.6     0.1
                                                                                 ------  ------  ------
   Net investment gains (losses)................................................ $ 26.9  $(74.8) $(28.1)
                                                                                 ======  ======  ======

--------
/(1)/See note 4 for additional information on the impact of derivative instruments included in net investment gains (losses).

   We generally intend to hold securities in unrealized loss positions until they recover. However, from time to time, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which we determined that we have the intent to sell the securities or it is more likely than not that we will be required to sell the securities prior to recovery. The aggregate fair value of securities sold at a loss during the years ended December 31, 2016, 2015 and 2014 was $492.2 million, $969.8 million and
$210.5 million, respectively, which was approximately 94.7%, 98.7% and 96.0%, respectively, of book value.

   The following represents the activity for credit losses recognized in net loss on debt securities where an other-than-temporary impairment was identified and a portion of other-than-temporary impairments was included in OCI as of and for the years ended December 31:

(Amounts in millions)                                                            2016   2015   2014
---------------------                                                           -----  -----  -----
Beginning balance.............................................................. $10.8  $19.2  $22.4
Additions:
   Other-than-temporary impairments not previously recognized..................   0.5     --    0.7
   Increases related to other-than-temporary impairments previously recognized.    --     --    0.4
Reductions:
   Securities sold, paid down or disposed......................................  (3.5)  (8.4)  (4.3)
                                                                                -----  -----  -----
Ending balance................................................................. $ 7.8  $10.8  $19.2
                                                                                =====  =====  =====

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   (c) Unrealized Investment Gains and Losses

   Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of accumulated other comprehensive income
(loss) were as follows as of December 31:

(Amounts in millions)                                       2016     2015     2014
---------------------                                     -------  -------  --------
Net unrealized gains (losses) on investment securities:
   Fixed maturity securities............................. $ 648.7  $ 496.9  $  996.3
   Equity securities.....................................     1.4      2.9       0.3
   Investment in unconsolidated subsidiary...............    78.2     60.6     106.1
                                                          -------  -------  --------
       Subtotal..........................................   728.3    560.4   1,102.7
Adjustments to DAC, PVFP and benefit reserves............  (396.6)  (319.2)   (541.2)
Income taxes, net........................................   (89.6)   (63.5)   (160.9)
                                                          -------  -------  --------
Net unrealized investment gains (losses)................. $ 242.1  $ 177.7  $  400.6
                                                          =======  =======  ========

   The change in net unrealized gains (losses) on available-for-sale investment securities reported in accumulated other comprehensive income (loss) was as follows as of and for the years ended December 31:

(Amounts in millions)                                                                    2016     2015     2014
---------------------                                                                   ------  -------  -------
Beginning balance...................................................................... $177.7  $ 400.6  $ 154.4
Unrealized gains (losses) arising during the period:
   Unrealized gains (losses) on investment securities..................................  167.6   (532.0)   675.7
   Adjustment to DAC...................................................................  (40.9)    92.7   (133.0)
   Adjustment to PVFP..................................................................   (5.0)    78.6    (69.9)
   Adjustment to sales inducements.....................................................   (3.5)     3.3     (2.2)
   Adjustment to benefit reserves......................................................  (28.0)    47.4   (100.5)
   Provision for income taxes..........................................................  (26.0)    93.8   (109.3)
                                                                                        ------  -------  -------
       Change in unrealized gains (losses) on investment securities....................   64.2   (216.2)   260.8
Reclassification adjustments to net investment (gains) losses, net of taxes of $(0.1),
  $3.6 and $7.8........................................................................    0.2     (6.7)   (14.6)
                                                                                        ------  -------  -------
Ending balance......................................................................... $242.1  $ 177.7  $ 400.6
                                                                                        ======  =======  =======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   (d) Fixed Maturity and Equity Securities

   As of December 31, 2016, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

                                                              Gross unrealized gains      Gross unrealized losses
                                                            --------------------------- --------------------------
                                                  Amortized Not other-than- Other-than- Not other-than- Other-than-
                                                   cost or    temporarily   temporarily   temporarily   temporarily   Fair
(Amounts in millions)                               cost       impaired      impaired      impaired      impaired     value
---------------------                             --------- --------------- ----------- --------------- ----------- ---------
Fixed maturity securities:
    U.S. government, agencies and
     government-sponsored enterprises............ $   877.5     $ 87.4         $ --         $ (10.2)       $  --    $   954.7
    State and political subdivisions.............     580.7       49.2           --            (5.9)          --        624.0
    Non-U.S. government..........................     148.1       21.0           --            (0.1)          --        169.0
    U.S. corporate:
       Utilities.................................     989.9       91.9           --           (14.2)          --      1,067.6
       Energy....................................     591.9       31.8           --            (8.8)          --        614.9
       Finance and insurance.....................   1,103.5       74.4           --           (10.9)          --      1,167.0
       Consumer--non-cyclical....................     818.6       74.1           --            (6.8)          --        885.9
       Technology and communications.............     502.5       34.6           --            (8.6)          --        528.5
       Industrial................................     239.3       11.2           --            (4.8)          --        245.7
       Capital goods.............................     487.1       50.9           --            (3.2)          --        534.8
       Consumer--cyclical........................     323.9       19.2           --            (3.8)          --        339.3
       Transportation............................     309.4       19.9           --            (7.7)          --        321.6
       Other.....................................     154.8        8.4           --            (0.1)          --        163.1
                                                  ---------     ------         ----         -------        -----    ---------
       Total U.S. corporate......................   5,520.9      416.4           --           (68.9)          --      5,868.4
                                                  ---------     ------         ----         -------        -----    ---------
    Non-U.S. corporate:
       Utilities.................................     122.1        3.6           --            (2.4)          --        123.3
       Energy....................................     231.6       19.2           --            (4.1)          --        246.7
       Finance and insurance.....................     375.9       25.3           --            (1.7)          --        399.5
       Consumer--non-cyclical....................     132.2        3.4           --            (2.0)          --        133.6
       Technology and communications.............     180.8        9.8           --            (1.7)          --        188.9
       Industrial................................     184.4        7.8           --            (2.4)          --        189.8
       Capital goods.............................     114.5        4.9           --            (1.1)          --        118.3
       Consumer--cyclical........................      44.5        1.4           --            (0.6)          --         45.3
       Transportation............................     135.2       11.6           --            (2.3)          --        144.5
       Other.....................................     345.8       16.9           --            (3.6)          --        359.1
                                                  ---------     ------         ----         -------        -----    ---------
       Total non-U.S. corporate..................   1,867.0      103.9           --           (21.9)          --      1,949.0
                                                  ---------     ------         ----         -------        -----    ---------
    Residential mortgage-backed..................   1,183.7       86.9          1.1            (4.3)        (0.1)     1,267.3
    Commercial mortgage-backed...................     814.6       21.8          1.2           (12.4)          --        825.2
    Other asset-backed...........................     768.5        2.8           --           (19.2)          --        752.1
                                                  ---------     ------         ----         -------        -----    ---------
       Total fixed maturity securities...........  11,761.0      789.4          2.3          (142.9)        (0.1)    12,409.7
Equity securities................................      51.9        2.6           --            (1.2)          --         53.3
                                                  ---------     ------         ----         -------        -----    ---------
       Total available-for- sale securities...... $11,812.9     $792.0         $2.3         $(144.1)       $(0.1)   $12,463.0
                                                  =========     ======         ====         =======        =====    =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   As of December 31, 2015, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

                                                              Gross unrealized gains      Gross unrealized losses
                                                            --------------------------- --------------------------
                                                  Amortized Not other-than- Other-than- Not other-than- Other-than-
                                                   cost or    temporarily   temporarily   temporarily   temporarily   Fair
(Amounts in millions)                               cost       impaired      impaired      impaired      impaired     value
---------------------                             --------- --------------- ----------- --------------- ----------- ---------
Fixed maturity securities:
    U.S. government, agencies and
     government-sponsored enterprises............ $   845.0     $117.6         $ --         $  (1.2)       $  --    $   961.4
    State and political subdivisions.............     567.0       49.4           --            (3.9)          --        612.5
    Non-U.S. government..........................     154.3       18.8           --            (0.9)          --        172.2
    U.S. corporate:
       Utilities.................................     738.4       72.0           --            (5.4)          --        805.0
       Energy....................................     703.8       22.9           --           (65.1)          --        661.6
       Finance and insurance.....................   1,067.6       75.0          0.4            (9.9)          --      1,133.1
       Consumer--non-cyclical....................     743.3       61.1           --            (8.1)          --        796.3
       Technology and communications.............     455.2       27.4           --           (11.4)          --        471.2
       Industrial................................     263.9        5.4           --           (13.7)          --        255.6
       Capital goods.............................     375.1       36.7           --            (2.8)          --        409.0
       Consumer--cyclical........................     424.4       19.5           --            (7.8)          --        436.1
       Transportation............................     276.3       17.5           --            (4.7)          --        289.1
       Other.....................................     159.6        9.4           --            (2.6)          --        166.4
                                                  ---------     ------         ----         -------        -----    ---------
       Total U.S. corporate......................   5,207.6      346.9          0.4          (131.5)          --      5,423.4
                                                  ---------     ------         ----         -------        -----    ---------
    Non-U.S. corporate:
       Utilities.................................     127.4        3.5           --            (3.2)          --        127.7
       Energy....................................     307.6       11.0           --           (21.6)          --        297.0
       Finance and insurance.....................     400.4       27.0          0.5            (2.2)          --        425.7
       Consumer--non-cyclical....................     160.4        6.3           --            (5.6)          --        161.1
       Technology and communications.............     219.5        7.6           --            (5.0)          --        222.1
       Industrial................................     256.6        4.9           --           (20.5)          --        241.0
       Capital goods.............................     127.2        3.8           --            (3.3)          --        127.7
       Consumer--cyclical........................      57.6        0.4           --            (1.4)          --         56.6
       Transportation............................     128.1       10.5           --            (1.4)          --        137.2
       Other.....................................     200.9        9.3           --            (7.7)          --        202.5
                                                  ---------     ------         ----         -------        -----    ---------
       Total non-U.S. corporate..................   1,985.7       84.3          0.5           (71.9)          --      1,998.6
                                                  ---------     ------         ----         -------        -----    ---------
    Residential mortgage-backed..................   1,470.6      109.2          2.3            (8.1)          --      1,574.0
    Commercial mortgage-backed...................     768.5       16.7          1.2            (8.9)        (0.2)       777.3
    Other asset-backed...........................     932.2        1.7           --           (25.5)          --        908.4
                                                  ---------     ------         ----         -------        -----    ---------
       Total fixed maturity securities...........  11,930.9      744.6          4.4          (251.9)        (0.2)    12,427.8
Equity securities................................      51.9        2.9           --              --           --         54.8
                                                  ---------     ------         ----         -------        -----    ---------
       Total available-for- sale securities...... $11,982.8     $747.5         $4.4         $(251.9)       $(0.2)   $12,482.6
                                                  =========     ======         ====         =======        =====    =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2016:

                                            Less than 12 months            12 months or more                    Total
                                       ------------------------------ ----------------------------  --------------------
                                                  Gross      Number            Gross       Number              Gross
                                        Fair    unrealized     of     Fair   unrealized      of      Fair    unrealized
(Dollar amounts in millions)            value     losses   securities value  losses/(1)/ securities  value   losses/(2)/
----------------------------           -------- ---------- ---------- ------ ----------  ---------- -------- ----------
Description of Securities
Fixed maturity securities:
    U.S. government, agencies
     and government-sponsored
     enterprises...................... $  152.8  $ (10.2)      12     $   --   $   --        --     $  152.8  $ (10.2)
    State and political
     subdivisions.....................    145.5     (5.9)      31         --       --        --        145.5     (5.9)
    Non-U.S. government...............      3.6     (0.1)       3         --       --        --          3.6     (0.1)
    U.S. corporate....................  1,222.0    (53.2)     262      202.1    (15.7)       42      1,424.1    (68.9)
    Non-U.S. corporate................    421.8    (12.1)      82      115.3     (9.8)       28        537.1    (21.9)
    Residential
     mortgage-backed..................    216.2     (3.8)      46       23.8     (0.6)       16        240.0     (4.4)
    Commercial
     mortgage-backed..................    246.6    (11.5)      50        8.1     (0.9)        3        254.7    (12.4)
    Other asset-backed................    163.5     (2.6)      40      112.6    (16.6)       32        276.1    (19.2)
                                       --------  -------      ---     ------   ------       ---     --------  -------
    Subtotal, fixed maturity
     securities.......................  2,572.0    (99.4)     526      461.9    (43.6)      121      3,033.9   (143.0)
Equity securities.....................     19.5     (1.2)       3         --       --        --         19.5     (1.2)
                                       --------  -------      ---     ------   ------       ---     --------  -------
Total for securities in an unrealized
 loss position........................ $2,591.5  $(100.6)     529     $461.9   $(43.6)      121     $3,053.4  $(144.2)
                                       ========  =======      ===     ======   ======       ===     ========  =======
% Below cost--fixed maturity
 securities:
    (less than)20% Below cost......... $2,572.0  $ (99.4)     526     $400.5   $(22.9)      112     $2,972.5  $(122.3)
    20%-50% Below cost................       --       --       --       61.4    (20.7)        9         61.4    (20.7)
                                       --------  -------      ---     ------   ------       ---     --------  -------
    Total fixed maturity
     securities.......................  2,572.0    (99.4)     526      461.9    (43.6)      121      3,033.9   (143.0)
                                       --------  -------      ---     ------   ------       ---     --------  -------
% Below cost--equity securities:
    (less than)20% Below cost.........     19.5     (1.2)       3         --       --        --         19.5     (1.2)
                                       --------  -------      ---     ------   ------       ---     --------  -------
    Total equity securities...........     19.5     (1.2)       3         --       --        --         19.5     (1.2)
                                       --------  -------      ---     ------   ------       ---     --------  -------
Total for securities in an unrealized
 loss position........................ $2,591.5  $(100.6)     529     $461.9   $(43.6)      121     $3,053.4  $(144.2)
                                       ========  =======      ===     ======   ======       ===     ========  =======
Investment grade...................... $2,556.0  $ (99.6)     517     $358.7   $(36.6)       91     $2,914.7  $(136.2)
Below investment grade/(3)/...........     35.5     (1.0)      12      103.2     (7.0)       30        138.7     (8.0)
                                       --------  -------      ---     ------   ------       ---     --------  -------
Total for securities in an unrealized
 loss position........................ $2,591.5  $(100.6)     529     $461.9   $(43.6)      121     $3,053.4  $(144.2)
                                       ========  =======      ===     ======   ======       ===     ========  =======

                                       ----------
                                         Number
                                           of
(Dollar amounts in millions)           securities
----------------------------           ----------
Description of Securities
Fixed maturity securities:
    U.S. government, agencies
     and government-sponsored
     enterprises......................     12
    State and political
     subdivisions.....................     31
    Non-U.S. government...............      3
    U.S. corporate....................    304
    Non-U.S. corporate................    110
    Residential
     mortgage-backed..................     62
    Commercial
     mortgage-backed..................     53
    Other asset-backed................     72
                                          ---
    Subtotal, fixed maturity
     securities.......................    647
Equity securities.....................      3
                                          ---
Total for securities in an unrealized
 loss position........................    650
                                          ===
% Below cost--fixed maturity
 securities:
    (less than)20% Below cost.........    638
    20%-50% Below cost................      9
                                          ---
    Total fixed maturity
     securities.......................    647
                                          ---
% Below cost--equity securities:
    (less than)20% Below cost.........      3
                                          ---
    Total equity securities...........      3
                                          ---
Total for securities in an unrealized
 loss position........................    650
                                          ===
Investment grade......................    608
Below investment grade/(3)/...........     42
                                          ---
Total for securities in an unrealized
 loss position........................    650
                                          ===

--------
/(1)/Amounts included $0.1 million of unrealized losses on
     other-than-temporarily impaired securities.
/(2)/Amounts included $0.1 million of unrealized losses on
     other-than-temporarily impaired securities.
/(3)/Amounts that have been in a continuous loss position for less than 12 months included $0.1 million of unrealized losses on other-than-temporarily impaired securities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table presents the gross unrealized losses and fair values of our corporate securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, based on industry, as of December 31, 2016:

                                        Less than 12 months            12 months or more                   Total
                                   ------------------------------ ---------------------------- ------------------------------
                                              Gross      Number            Gross      Number              Gross      Number
                                    Fair    unrealized     of     Fair   unrealized     of      Fair    unrealized     of
(Dollar amounts in millions)        value     losses   securities value    losses   securities  value     losses   securities
----------------------------       -------- ---------- ---------- ------ ---------- ---------- -------- ---------- ----------
Description of Securities
U.S. corporate:
    Utilities..................... $  260.5   $(14.1)      54     $  7.2   $ (0.1)       3     $  267.7   $(14.2)      57
    Energy........................     52.0     (1.4)      14      103.1     (7.4)      18        155.1     (8.8)      32
    Finance and insurance.........    306.7     (8.5)      57       16.6     (2.4)       2        323.3    (10.9)      59
    Consumer--non-cyclical........    154.9     (6.8)      41         --       --       --        154.9     (6.8)      41
    Technology and
     communications...............     96.0     (4.8)      25       40.2     (3.8)      10        136.2     (8.6)      35
    Industrial....................     59.3     (3.0)      15       25.2     (1.8)       5         84.5     (4.8)      20
    Capital goods.................     77.0     (3.2)      22         --       --       --         77.0     (3.2)      22
    Consumer--cyclical............     83.6     (3.7)      19        8.2     (0.1)       3         91.8     (3.8)      22
    Transportation................    116.7     (7.6)      14        1.6     (0.1)       1        118.3     (7.7)      15
    Other.........................     15.3     (0.1)       1         --       --       --         15.3     (0.1)       1
                                   --------   ------      ---     ------   ------       --     --------   ------      ---
    Subtotal, U.S. corporate
     securities...................  1,222.0    (53.2)     262      202.1    (15.7)      42      1,424.1    (68.9)     304
                                   --------   ------      ---     ------   ------       --     --------   ------      ---
Non-U.S. corporate:
    Utilities.....................     50.9     (1.8)       7        6.9     (0.6)       1         57.8     (2.4)       8
    Energy........................     22.8     (0.5)       6       26.7     (3.6)       6         49.5     (4.1)      12
    Finance and insurance.........     80.0     (1.4)      21       10.6     (0.3)       5         90.6     (1.7)      26
    Consumer--non-cyclical........     65.3     (2.0)      10         --       --       --         65.3     (2.0)      10
    Technology and
     communications...............     33.4     (1.6)       9        4.9     (0.1)       1         38.3     (1.7)      10
    Industrial....................     33.8     (1.0)       6       26.5     (1.4)       7         60.3     (2.4)      13
    Capital goods.................     10.1     (0.1)       2       14.0     (1.0)       1         24.1     (1.1)       3
    Consumer--cyclical............     16.6     (0.6)       2         --       --       --         16.6     (0.6)       2
    Transportation................     36.8     (1.6)       6       13.0     (0.7)       2         49.8     (2.3)       8
    Other.........................     72.1     (1.5)      13       12.7     (2.1)       5         84.8     (3.6)      18
                                   --------   ------      ---     ------   ------       --     --------   ------      ---
    Subtotal, non-U.S.
     corporate securities.........    421.8    (12.1)      82      115.3     (9.8)      28        537.1    (21.9)     110
                                   --------   ------      ---     ------   ------       --     --------   ------      ---
Total for corporate securities in
 an unrealized loss position...... $1,643.8   $(65.3)     344     $317.4   $(25.5)      70     $1,961.2   $(90.8)     414
                                   ========   ======      ===     ======   ======       ==     ========   ======      ===

   As indicated in the tables above, the majority of the securities in a continuous unrealized loss position for less than 12 months were investment grade and less than 20% below cost. These unrealized losses were primarily attributable to the increase in interest rates, mostly concentrated in our corporate securities. For securities that have been in a continuous unrealized loss for less than 12 months, the average fair value percentage below cost was approximately 3.7% as of December 31, 2016.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Fixed Maturity Securities In A Continuous Unrealized Loss Position For 12 Months Or More

   Of the $22.9 million of unrealized losses on fixed maturity securities in a continuous unrealized loss for 12 months or more that were less than 20% below cost, the weighted-average rating was "BBB-" and approximately 69.8% of the unrealized losses were related to investment grade securities as of December 31, 2016. These unrealized losses were predominantly attributable to corporate securities including fixed rate securities purchased in a lower rate environment and variable rate securities purchased in a higher rate and lower spread environment. The average fair value percentage below cost for these securities was approximately 5.4% as of December 31, 2016. See below for additional discussion related to fixed maturity securities that have been in a continuous loss position for 12 months or more with a fair value that was more than 20% below cost.

   The following tables present the concentration of gross unrealized losses and fair values of fixed maturity securities that were more than 20% below cost and in a continuous loss position for 12 months or more by asset class as of December 31, 2016:

                                                             Investment Grade
                               -----------------------------------------------------------------------------
                                             20% to 50%                          Greater than 50%
                               -------------------------------------- --------------------------------------
                                                % of total                             % of total
                                       Gross      gross                       Gross      gross
                               Fair  unrealized unrealized Number of  Fair  unrealized unrealized Number of
(Dollar amounts in millions)   value   losses     losses   securities value   losses     losses   securities
----------------------------   ----- ---------- ---------- ---------- ----- ---------- ---------- ----------
Fixed maturity securities:
   U.S. corporate:
       Energy................. $ 7.7   $ (2.3)      1.6%       1       $--     $--         --%        --
       Finance and
         insurance............   7.7     (2.3)      1.6        1        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
       Total U.S.
         corporate............  15.4     (4.6)      3.2        2        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
   Non-U.S. corporate:
       Energy.................   1.7     (0.5)      0.3        1        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
       Total non-U.S.
         corporate............   1.7     (0.5)      0.3        1        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
   Structured securities:
       Other asset-backed.....  44.0    (15.5)     10.7        4        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
       Total structured
         securities...........  44.0    (15.5)     10.7        4        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
Total......................... $61.1   $(20.6)     14.2%       7       $--     $--         --%        --
                               =====   ======      ====        =       ===     ===         ==         ==

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


                                                         Below Investment Grade
                              -----------------------------------------------------------------------------
                                            20% to 50%                          Greater than 50%
                              -------------------------------------- --------------------------------------
                                               % of total                             % of total
                                      Gross      gross                       Gross      gross
                              Fair  unrealized unrealized Number of  Fair  unrealized unrealized Number of
(Dollar amounts in millions)  value   losses     losses   securities value   losses     losses   securities
----------------------------  ----- ---------- ---------- ---------- ----- ---------- ---------- ----------
Fixed maturity securities:
   Structured securities:
       Residential
         mortgage-backed..... $0.3    $(0.1)      0.1%        2       $--     $--         --%        --
                              ----    -----       ---         -       ---     ---         --         --
Total........................ $0.3    $(0.1)      0.1%        2       $--     $--         --%        --
                              ====    =====       ===         =       ===     ===         ==         ==

   For all securities in an unrealized loss position, we expect to recover the amortized cost based on our estimate of cash flows to be collected. We do not intend to sell and it is not more likely than not that we will be required to sell these securities prior to recovering our amortized cost. See the following for further discussion of gross unrealized losses by asset class.

   U.S. corporate

   As indicated above, $4.6 million of gross unrealized losses were related to U.S. corporate fixed maturity securities that have been in an unrealized loss position for more than 12 months and were more than 20% below cost. Of the total unrealized losses for U.S. corporate fixed maturity securities, $2.3 million, or 50%, related to the energy sector and $2.3 million, or 50%, related to the finance and insurance sector. Ongoing low oil prices have impacted the fair value of these securities.

   We expect that our investments in non-U.S. corporate securities will continue to perform in accordance with our expectations about the amount and timing of estimated cash flows. Although we do not anticipate such events, it is reasonably possible that issuers of our investments in U.S. corporate securities may perform worse than current expectations. Such events may lead us to recognize write-downs within our portfolio of U.S. corporate securities in the future.

   Structured Securities

   Of the $15.6 million of unrealized losses related to structured securities that have been in an unrealized loss position for 12 months or more and were more than 20% below cost, $0.1 million related to other-than-temporarily impaired securities where the unrealized losses represented the portion of the other-than-temporary impairment recognized in OCI. The extent and duration of the unrealized loss position on our structured securities was primarily due to credit spreads that have widened since acquisition. Additionally, the fair value of certain structured securities has been impacted from high risk premiums being incorporated into the valuation as a result of the amount of potential losses that may be absorbed by the security in the event of additional deterioration in the U.S. economy.

   While we considered the length of time each security had been in an unrealized loss position, the extent of the unrealized loss position and any significant declines in fair value subsequent to the balance sheet date in our evaluation of impairment for each of these individual securities, the primary factor in our evaluation of impairment is the expected performance for each of these securities. Our evaluation of expected performance is based on the historical performance of the associated securitization trust as well as the historical performance of

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

the underlying collateral. Our examination of the historical performance of the securitization trust included consideration of the following factors for each class of securities issued by the trust: i) the payment history, including failure to make scheduled payments; ii) current payment status; iii) current and historical outstanding balances; iv) current levels of subordination and losses incurred to date; and v) characteristics of the underlying collateral. Our examination of the historical performance of the underlying collateral included: i) historical default rates, delinquency rates, voluntary and involuntary prepayments and severity of losses, including recent trends in this information; ii) current payment status; iii) loan to collateral value ratios, as applicable; iv) vintage; and v) other underlying characteristics such as current financial condition.

   We used our assessment of the historical performance of both the securitization trust and the underlying collateral for each security, along with third-party sources, when available, to develop our best estimate of cash flows expected to be collected. These estimates reflect projections for future delinquencies, prepayments, defaults and losses for the assets that collateralize the securitization trust and are used to determine the expected cash flows for our security, based on the payment structure of the trust. Our projection of expected cash flows is primarily based on the expected performance of the underlying assets that collateralize the securitization trust and is not directly impacted by the rating of our security. While we consider the rating of the security as an indicator of the financial condition of the issuer, this factor does not have a significant impact on our expected cash flows for each security. In limited circumstances, our expected cash flows include expected payments from reliable financial guarantors where we believe the financial guarantor will have sufficient assets to pay claims under the financial guarantee when the cash flows from the securitization trust are not sufficient to make scheduled payments. We then discount the expected cash flows using the effective yield of each security to determine the present value of expected cash flows.

   Based on this evaluation, the present value of expected cash flows was greater than or equal to the amortized cost for each security. Accordingly, we determined that the unrealized losses on each of our structured securities represented temporary impairments as of December 31, 2016.

   Despite the considerable analysis and rigor employed on our structured securities, it is at least reasonably possible that the underlying collateral of these investments will perform worse than current market expectations. Such events may lead to adverse changes in cash flows on our holdings of structured securities and future write-downs within our portfolio of structured securities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2015:

                                         Less than 12 months             12 months or more                   Total
                                    ------------------------------  ---------------------------- ------------------------------
                                               Gross                         Gross                          Gross
                                     Fair    unrealized  Number of  Fair   unrealized Number of   Fair    unrealized  Number of
(Dollar amounts in millions)         value   losses/(1)/ securities value    losses   securities  value   losses/(2)/ securities
----------------------------        -------- ----------  ---------- ------ ---------- ---------- -------- ----------  ----------
Description of Securities
Fixed maturity securities:
    U.S. government,
     agencies and
     government-sponsored
     enterprises................... $   78.6  $  (1.2)       16     $   --   $   --       --     $   78.6  $  (1.2)       16
    State and political
     subdivisions..................    125.4     (3.9)       31         --       --       --        125.4     (3.9)       31
    Non-U.S. government............     20.7     (0.9)        9         --       --       --         20.7     (0.9)        9
    U.S. corporate.................  1,542.9   (109.9)      367      154.1    (21.6)      50      1,697.0   (131.5)      417
    Non-U.S. corporate.............    732.8    (39.0)      145      149.1    (32.9)      35        881.9    (71.9)      180
    Residential mortgage-
     backed........................    296.6     (4.2)       45       60.3     (3.9)      20        356.9     (8.1)       65
    Commercial mortgage-
     backed........................    287.2     (8.5)       49       14.7     (0.6)      10        301.9     (9.1)       59
    Other asset-backed.............    549.5     (6.3)      140      111.5    (19.2)      28        661.0    (25.5)      168
                                    --------  -------       ---     ------   ------      ---     --------  -------       ---
    Subtotal, fixed maturity
     securities....................  3,633.7   (173.9)      802      489.7    (78.2)     143      4,123.4   (252.1)      945
                                    --------  -------       ---     ------   ------      ---     --------  -------       ---
Total for securities in an
 unrealized loss position.......... $3,633.7  $(173.9)      802     $489.7   $(78.2)     143     $4,123.4  $(252.1)      945
                                    ========  =======       ===     ======   ======      ===     ========  =======       ===
% Below cost--fixed maturity
 securities:
    (less than)20% Below cost...... $3,519.8  $(134.9)      774     $360.7   $(23.3)     108     $3,880.5   (158.2)      882
    20%-50% Below cost.............    113.9    (39.0)       28      124.4    (49.3)      33        238.3    (88.3)       61
    (greater than)50% Below cost...       --       --        --        4.6     (5.6)       2          4.6     (5.6)        2
                                    --------  -------       ---     ------   ------      ---     --------  -------       ---
    Total fixed maturity
     securities....................  3,633.7   (173.9)      802      489.7    (78.2)     143      4,123.4   (252.1)      945
                                    --------  -------       ---     ------   ------      ---     --------  -------       ---
% Below cost--equity
 securities:
    (less than)20% Below cost......       --       --        --         --       --       --           --       --        --
                                    --------  -------       ---     ------   ------      ---     --------  -------       ---
    Total equity securities........       --       --        --         --       --       --           --       --        --
                                    --------  -------       ---     ------   ------      ---     --------  -------       ---
Total for securities in an
 unrealized loss position.......... $3,633.7  $(173.9)      802     $489.7   $(78.2)     143     $4,123.4  $(252.1)      945
                                    ========  =======       ===     ======   ======      ===     ========  =======       ===
Investment grade................... $3,421.2  $(154.2)      743     $387.5   $(49.5)     107     $3,808.7   (203.7)      850
Below investment grade/(3)/........    212.5    (19.7)       59      102.2    (28.7)      36        314.7    (48.4)       95
                                    --------  -------       ---     ------   ------      ---     --------  -------       ---
Total for securities in an
 unrealized loss position.......... $3,633.7  $(173.9)      802     $489.7   $(78.2)     143     $4,123.4  $(252.1)      945
                                    ========  =======       ===     ======   ======      ===     ========  =======       ===

--------
/(1)/Amounts included $0.2 million of unrealized losses on
     other-than-temporarily impaired securities.
/(2)/Amounts included $0.2 million of unrealized losses on
     other-than-temporarily impaired securities.
/(3)/Amounts that have been in a continuous loss position for less than 12 months included $0.2 million of unrealized losses on other-than-temporarily impaired securities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table presents the gross unrealized losses and fair values of our corporate securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, based on industry, as of December 31, 2015:

                                        Less than 12 months            12 months or more                   Total
                                   ------------------------------ ---------------------------- ------------------------------
                                              Gross      Number            Gross      Number              Gross      Number
                                    Fair    unrealized     of     Fair   unrealized     of      Fair    unrealized     of
(Dollar amounts in millions)        value     losses   securities value    losses   securities  value     losses   securities
----------------------------       -------- ---------- ---------- ------ ---------- ---------- -------- ---------- ----------
Description of Securities
U.S. corporate:
    Utilities..................... $  102.9  $  (5.2)      25     $  9.6   $ (0.2)       7     $  112.5  $  (5.4)      32
    Energy........................    345.3    (55.0)      89       37.2    (10.1)      12        382.5    (65.1)     101
    Finance and insurance.........    240.1     (9.5)      48       20.7     (0.4)      10        260.8     (9.9)      58
    Consumer--non-cyclical........    226.0     (7.3)      55       13.3     (0.8)       5        239.3     (8.1)      60
    Technology and
     communications...............    172.9    (10.5)      51        6.7     (0.9)       2        179.6    (11.4)      53
    Industrial....................    149.3     (8.9)      32       24.4     (4.8)       7        173.7    (13.7)      39
    Capital goods.................     78.8     (2.8)      24         --       --       --         78.8     (2.8)      24
    Consumer--cyclical............    123.4     (5.0)      26       24.8     (2.8)       6        148.2     (7.8)      32
    Transportation................     67.9     (3.1)      12       17.4     (1.6)       1         85.3     (4.7)      13
    Other.........................     36.3     (2.6)       5         --       --       --         36.3     (2.6)       5
                                   --------  -------      ---     ------   ------       --     --------  -------      ---
    Subtotal, U.S. corporate
     securities...................  1,542.9   (109.9)     367      154.1    (21.6)      50      1,697.0   (131.5)     417
                                   --------  -------      ---     ------   ------       --     --------  -------      ---
Non-U.S. corporate:
    Utilities.....................     63.5     (3.2)       8         --       --       --         63.5     (3.2)       8
    Energy........................    115.7    (10.5)      26       36.3    (11.1)       9        152.0    (21.6)      35
    Finance and insurance.........    115.5     (1.5)      28        7.3     (0.7)       1        122.8     (2.2)      29
    Consumer--non-cyclical........     72.0     (4.7)      12        9.0     (0.9)       1         81.0     (5.6)      13
    Technology and
     communications...............     84.7     (3.7)      16       16.6     (1.3)       4        101.3     (5.0)      20
    Industrial....................     92.1     (7.8)      22       47.0    (12.7)       9        139.1    (20.5)      31
    Capital goods.................     33.0     (1.9)       5        5.9     (1.4)       3         38.9     (3.3)       8
    Consumer--cyclical............     26.7     (1.4)       4         --       --       --         26.7     (1.4)       4
    Transportation................     40.5     (1.3)       7        2.0     (0.1)       1         42.5     (1.4)       8
    Other.........................     89.1     (3.0)      17       25.0     (4.7)       7        114.1     (7.7)      24
                                   --------  -------      ---     ------   ------       --     --------  -------      ---
    Subtotal, non-U.S.
     corporate securities.........    732.8    (39.0)     145      149.1    (32.9)      35        881.9    (71.9)     180
                                   --------  -------      ---     ------   ------       --     --------  -------      ---
Total for corporate securities in
 an unrealized loss position...... $2,275.7  $(148.9)     512     $303.2   $(54.5)      85     $2,578.9  $(203.4)     597
                                   ========  =======      ===     ======   ======       ==     ========  =======      ===

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The scheduled maturity distribution of fixed maturity securities as of December 31, 2016 is set forth below. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized cost
       (Amounts in millions)                      or cost     Fair value
       ---------------------                   -------------- ----------
       Due one year or less...................   $   299.6    $   303.6
       Due after one year through five years..     1,603.3      1,675.0
       Due after five years through ten years.     2,520.6      2,596.3
       Due after ten years....................     4,570.7      4,990.2
                                                 ---------    ---------
              Subtotal........................     8,994.2      9,565.1
       Residential mortgage-backed............     1,183.7      1,267.3
       Commercial mortgage-backed.............       814.6        825.2
       Other asset-backed.....................       768.5        752.1
                                                 ---------    ---------
              Total...........................   $11,761.0    $12,409.7
                                                 =========    =========

   As of December 31, 2016, $2,258.0 million of our investments (excluding mortgage-backed and asset-backed securities) were subject to certain call provisions.

   As of December 31, 2016, securities issued by finance and insurance, utilities, consumer--non-cyclical and energy industry groups represented approximately 20.0%, 15.2%, 13.0% and 11.0%, respectively, of our domestic and foreign corporate fixed maturity securities portfolio. No other industry group comprised more than 10% of our investment portfolio.

   As of December 31, 2016, we did not hold any fixed maturity securities in any single issuer, other than securities issued or guaranteed by the U.S. government, which exceeded 10% of stockholder's equity.

   As of December 31, 2016 and 2015, $7.8 million of securities were on deposit with various state government insurance departments in order to comply with relevant insurance regulations.

   (e) Commercial Mortgage Loans

   Our mortgage loans are collateralized by commercial properties, including multi-family residential buildings. The carrying value of commercial mortgage loans is stated at original cost net of payments, amortization and allowance for loan losses.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   We diversify our commercial mortgage loans by both property type and geographic region. The following tables set forth the distribution across property type and geographic region for commercial mortgage loans as of December 31:

                                                                2016                      2015
                                                      ------------------------  ------------------------
(Amounts in millions)                                 Carrying value % of total Carrying value % of total
---------------------                                 -------------- ---------- -------------- ----------
Property type:
Retail...............................................    $  588.8       36.2%      $  592.4       35.2%
Industrial...........................................       451.7       27.7          464.1       27.6
Office...............................................       380.5       23.4          402.0       24.0
Apartments...........................................       121.4        7.5          133.2        7.9
Mixed use............................................        58.8        3.6           61.7        3.7
Other................................................        25.7        1.6           26.8        1.6
                                                         --------      -----       --------      -----
   Subtotal..........................................     1,626.9      100.0%       1,680.2      100.0%
                                                                       =====                     =====
   Unamortized balance of loan origination fees and
     costs...........................................        (0.7)                     (0.7)
   Allowance for losses..............................        (3.1)                     (4.2)
                                                         --------                  --------
   Total.............................................    $1,623.1                  $1,675.3
                                                         ========                  ========

                                                                2016                      2015
                                                      ------------------------  ------------------------
(Amounts in millions)                                 Carrying value % of total Carrying value % of total
---------------------                                 -------------- ---------- -------------- ----------
Geographic region:
Pacific..............................................    $  438.7       27.0%      $  451.6       26.9%
South Atlantic.......................................       410.8       25.3          454.5       27.0
Middle Atlantic......................................       199.2       12.2          197.2       11.7
West North Central...................................       164.4       10.1          138.0        8.2
East North Central...................................       128.9        7.9          132.4        7.9
Mountain.............................................        96.3        5.9          111.2        6.6
East South Central...................................        75.4        4.6           75.4        4.5
West South Central...................................        61.2        3.8           66.6        4.0
New England..........................................        52.0        3.2           53.3        3.2
                                                         --------      -----       --------      -----
   Subtotal..........................................     1,626.9      100.0%       1,680.2      100.0%
                                                                       =====                     =====
   Unamortized balance of loan origination fees and
     costs...........................................        (0.7)                     (0.7)
   Allowance for losses..............................        (3.1)                     (4.2)
                                                         --------                  --------
   Total.............................................    $1,623.1                  $1,675.3
                                                         ========                  ========

   As of December 31, 2016 and 2015, our total mortgage holdings secured by real estate in California was $280.8 million and $298.6 million, respectively, which was 17.3% and 17.8%, respectively, of our total mortgage holdings.

   As of December 31, 2016, all of our commercial mortgage loans were current. As of December 31, 2015, we had $1.3 million of commercial mortgage loans that were 31 to 60 days past due in the office property type and $1,678.9 million of commercial mortgage loans that were current.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   As of December 31, 2016 and 2015, we had no commercial mortgage loans that were past due for more than 90 days and still accruing interest. We also did not have any commercial mortgage loans that were past due for less than 90 days on non-accrual status as of December 31, 2016 and 2015.

   As of and for the years ended December 31, 2016 and 2015, we modified or extended three and five commercial mortgage loans, respectively, with a total carrying value of $7.4 million and $11.3 million, respectively. All of these modifications or extensions were based on current market interest rates, did not result in any forgiveness in the outstanding principal amount owed by the borrower and were not considered troubled debt restructurings.

   The following table sets forth the allowance for credit losses and recorded investment in commercial mortgage loans as of or for the years ended December 31:

(Amounts in millions)                                    2016      2015      2014
---------------------                                  --------  --------  --------
Allowance for credit losses:
   Beginning balance.................................. $    4.2  $    5.9  $    8.6
   Charge-offs........................................     (0.5)     (2.5)       --
   Recoveries.........................................       --        --        --
   Provision..........................................     (0.6)      0.8      (2.7)
                                                       --------  --------  --------
   Ending balance..................................... $    3.1  $    4.2  $    5.9
                                                       ========  ========  ========
   Ending allowance for individually impaired
     loans............................................ $     --  $     --  $     --
                                                       ========  ========  ========
   Ending allowance for loans not individually
     impaired that were evaluated collectively for
     impairment....................................... $    3.1  $    4.2  $    5.9
                                                       ========  ========  ========
Recorded investment:
   Ending balance..................................... $1,626.9  $1,680.2  $1,659.1
                                                       ========  ========  ========
   Ending balance of individually impaired loans...... $     --  $     --  $     --
                                                       ========  ========  ========
   Ending balance of loans not individually impaired
     that were evaluated collectively for
     impairment....................................... $1,626.9  $1,680.2  $1,659.1
                                                       ========  ========  ========

   As of December 31, 2016 and 2015, we did not have any commercial mortgage loans that were individually impaired.

   In evaluating the credit quality of commercial mortgage loans, we assess the performance of the underlying loans using both quantitative and qualitative criteria. Certain risks associated with commercial mortgage loans can be evaluated by reviewing both the loan-to-value and debt service coverage ratio to understand both the probability of the borrower not being able to make the necessary loan payments as well as the ability to sell the underlying property for an amount that would enable us to recover our unpaid principal balance in the event of default by the borrower. The average loan-to-value ratio is based on our most recent estimate of the fair value for the underlying property which is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A lower loan-to-value indicates that our loan value is more likely to be recovered in the event of default by the borrower if the property was sold. The debt service coverage ratio is

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

based on "normalized" annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A higher debt service coverage ratio indicates the borrower is less likely to default on the loan. The debt service coverage ratio should not be used without considering other factors associated with the borrower, such as the borrower's liquidity or access to other resources that may result in our expectation that the borrower will continue to make the future scheduled payments.

   The following tables set forth the loan-to-value of commercial mortgage loans by property type as of December 31:

                                                          2016
                               ----------------------------------------------------------
                                                                        Greater
(Amounts in millions)          0% - 50% 51% - 60% 61% - 75% 76% - 100% than 100%   Total
---------------------          -------- --------- --------- ---------- --------- --------
Property type:
   Retail.....................  $189.6   $151.6    $247.6     $  --       $--    $  588.8
   Industrial.................   189.1    133.9     126.5       2.2        --       451.7
   Office.....................   102.4     50.4     226.4       1.3        --       380.5
   Apartments.................    43.7     25.7      47.1       4.9        --       121.4
   Mixed use..................    24.9     18.8      15.1        --        --        58.8
   Other......................     8.6       --      17.1        --        --        25.7
                                ------   ------    ------     -----       ---    --------
   Total recorded investment..  $558.3   $380.4    $679.8     $ 8.4       $--    $1,626.9
                                ======   ======    ======     =====       ===    ========
% of total....................    34.3%    23.4%     41.8%      0.5%       --%      100.0%
                                ======   ======    ======     =====       ===    ========
Weighted-average debt service
  coverage ratio..............    2.40     1.74      1.63      1.08        --        1.92
                                ======   ======    ======     =====       ===    ========

                                                            2015
                               --------------------------------------------------------------
                                                                          Greater
(Amounts in millions)          0% - 50% 51% - 60% 61% - 75% 76% - 100% than 100%/(1)/   Total
---------------------          -------- --------- --------- ---------- -------------  --------
Property type:
   Retail.....................  $179.9   $122.8    $287.3     $ 1.8        $ 0.6      $  592.4
   Industrial.................   198.5    113.8     148.3       1.2          2.3         464.1
   Office.....................   124.8     77.5     174.6      23.8          1.3         402.0
   Apartments.................    45.8     18.0      53.6      15.8           --         133.2
   Mixed use..................    13.7     22.4      21.9       3.7           --          61.7
   Other......................     9.3       --      17.5        --           --          26.8
                                ------   ------    ------     -----        -----      --------
   Total recorded investment..  $572.0   $354.5    $703.2     $46.3        $ 4.2      $1,680.2
                                ======   ======    ======     =====        =====      ========
% of total....................    34.0%    21.1%     41.9%      2.8%         0.2%        100.0%
                                ======   ======    ======     =====        =====      ========
Weighted-average debt service
  coverage ratio..............    2.18     1.71      1.57      1.26         0.21          1.79
                                ======   ======    ======     =====        =====      ========

--------
/(1)/Included $1.3 million of loans past due and not individually impaired and $2.9 million of loans in good standing, where borrowers continued to make timely payments, with a total weighted-average loan-to-value of 128.0%.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following tables set forth the debt service coverage ratio for fixed rate commercial mortgage loans by property type as of December 31:

                                                                 2016
                                ---------------------------------------------------------------------
                                                                                    Greater
(Amounts in millions)           Less than 1.00 1.00 - 1.25 1.26 - 1.50 1.51 - 2.00 than 2.00   Total
---------------------           -------------- ----------- ----------- ----------- --------- --------
Property type:
   Retail......................     $ 4.8        $ 56.7      $120.7      $239.4     $167.2   $  588.8
   Industrial..................       3.8          63.1        66.9       166.4      151.5      451.7
   Office......................      22.7          19.9         8.5       219.9      109.5      380.5
   Apartments..................      13.1          12.8         7.4        54.3       33.8      121.4
   Mixed use...................       0.6           3.5         3.2        23.3       28.2       58.8
   Other.......................        --          12.4         5.3         4.6        3.4       25.7
                                    -----        ------      ------      ------     ------   --------
   Total recorded investment...     $45.0        $168.4      $212.0      $707.9     $493.6   $1,626.9
                                    =====        ======      ======      ======     ======   ========
% of total.....................       2.8%         10.4%       13.0%       43.5%      30.3%     100.0%
                                    =====        ======      ======      ======     ======   ========
Weighted-average loan-to-value.      58.8%         59.4%       58.1%       58.8%      44.1%      54.3%
                                    =====        ======      ======      ======     ======   ========

                                                                 2015
                                ---------------------------------------------------------------------
                                                                                    Greater
(Amounts in millions)           Less than 1.00 1.00 - 1.25 1.26 - 1.50 1.51 - 2.00 than 2.00   Total
---------------------           -------------- ----------- ----------- ----------- --------- --------
Property type:
   Retail......................     $10.5        $ 39.4      $151.8      $268.3     $122.4   $  592.4
   Industrial..................      23.0          82.7        48.2       206.0      104.2      464.1
   Office......................      13.8          31.6        71.4       216.1       69.1      402.0
   Apartments..................       3.6          26.5        30.1        35.3       37.7      133.2
   Mixed use...................       0.8           6.2         4.4        26.5       23.8       61.7
   Other.......................        --          12.0         6.6         0.5        7.7       26.8
                                    -----        ------      ------      ------     ------   --------
   Total recorded investment...     $51.7        $198.4      $312.5      $752.7     $364.9   $1,680.2
                                    =====        ======      ======      ======     ======   ========
% of total.....................       3.1%         11.8%       18.6%       44.8%      21.7%     100.0%
                                    =====        ======      ======      ======     ======   ========
Weighted-average loan-to-value.      61.9%         63.3%       59.5%       57.2%      40.6%      54.9%
                                    =====        ======      ======      ======     ======   ========

   As of December 31, 2016 and 2015, we did not have any floating rate commercial mortgage loans.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   (f) Other Invested Assets

   The following table sets forth the carrying values of our other invested assets as of December 31:

                                                    2016                      2015
                                          ------------------------  ------------------------
(Amounts in millions)                     Carrying value % of total Carrying value % of total
---------------------                     -------------- ---------- -------------- ----------
Investment in unconsolidated subsidiary..    $  672.4       58.6%      $  613.1       49.0%
Trading securities.......................       259.1       22.6          442.3       35.4
Securities lending collateral............        89.0        7.8           95.7        7.7
Derivatives..............................        72.7        6.3           35.0        2.8
Limited partnerships.....................        41.1        3.6           50.2        4.0
Short-term investments...................         8.5        0.7           10.3        0.8
Real estate owned........................         3.3        0.3            3.3        0.3
Other investments........................         0.5        0.1            0.7         --
                                             --------      -----       --------      -----
   Total other invested assets...........    $1,146.6      100.0%      $1,250.6      100.0%
                                             ========      =====       ========      =====

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


(4) Derivative Instruments

   Our business activities routinely deal with fluctuations in interest rates, equity prices, currency exchange rates and other asset and liability prices. We use derivative instruments to mitigate or reduce certain of these risks. We have established policies for managing each of these risks, including prohibitions on derivatives market-making and other speculative derivatives activities. These policies require the use of derivative instruments in concert with other techniques to reduce or mitigate these risks. While we use derivatives to mitigate or reduce risks, certain derivatives do not meet the accounting requirements to be designated as hedging instruments and are denoted as "derivatives not designated as hedges" in the following disclosures.

   The following table sets forth our positions in derivative instruments as of December 31:

                                                     Derivative assets            Derivative liabilities
                                               ------------------------------ ------------------------------
                                                   Balance        Fair value     Balance        Fair value
                                                    sheet         -----------     sheet        -------------
(Amounts in millions)                           classification    2016  2015  classification    2016   2015
---------------------                          --------------     ----- ----- --------------   ------ ------
Derivatives not designated as hedges
                                                 Other invested                      Other
Interest rate swaps...........................       assets       $ 0.2 $ 0.7     liabilities  $   -- $  0.2
                                                 Other invested                      Other
Credit default swaps..........................       assets          --   0.1     liabilities      --     --
                                                 Other invested                      Other
Equity index options..........................       assets        72.0  28.3     liabilities      --    0.3
                                                 Other invested                      Other
Financial futures.............................       assets          --    --     liabilities      --     --
                                                 Other invested                      Other
Equity return swaps...........................       assets          --   2.1     liabilities     1.1     --
                                                 Other invested                      Other
Limited guarantee.............................       assets         0.5   3.8     liabilities      --     --
                                                                                     Other
Reinsurance embedded derivatives..............  Other assets/(1)/    --  38.9     liabilities      --     --
                                                                                 Policyholder
                                                   Reinsurance                      account
GMWB embedded derivatives.....................  recoverable/(2)/   13.3  14.1    balances/(3)/  261.0  305.1
                                                                                 Policyholder
                                                                                    account
Fixed index annuity embedded derivatives......    Other assets       --    --    balances/(4)/  341.0  338.6
                                                                                 Policyholder
                                                                                    account
Indexed universal life embedded derivatives...    Other assets       --    --    balances/(5)/   11.5   10.0
                                                                  ----- -----                  ------ ------
   Total derivatives not designated as hedges.                     86.0  88.0                   614.6  654.2
                                                                  ----- -----                  ------ ------
   Total derivatives..........................                    $86.0 $88.0                  $614.6 $654.2
                                                                  ===== =====                  ====== ======

--------
/(1)/ Represents embedded derivatives associated with certain reinsurance agreements.
/(2)/ Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
/(3)/ Represents the embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.
/(4)/ Represents the embedded derivatives associated with our fixed index annuity liabilities.
/(5)/ Represents the embedded derivatives associated with our indexed universal life liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The fair value of derivative positions presented above was not offset by the respective collateral amounts received or provided under these agreements.

   The activity associated with derivative instruments can generally be measured by the change in notional value over the periods presented. However, for GMWB, fixed index annuity and indexed universal life embedded derivatives, the change between periods is best illustrated by the number of policies. The following tables represent activity associated with derivative instruments as of the dates indicated:

                                                                              Maturities/  December 31,
(Notional in millions)                Measurement December 31, 2015 Additions terminations     2016
----------------------                ----------- ----------------- --------- ------------ ------------
Derivatives not designated as hedges
Interest rate swaps..................  Notional       $  257.9      $     --   $  (253.0)    $    4.9
Credit default swaps.................  Notional           10.0            --          --         10.0
Equity index options.................  Notional        1,058.3       3,272.1    (1,934.9)     2,395.5
Financial futures....................  Notional        1,098.7       5,854.1    (5,764.1)     1,188.7
Equity return swaps..................  Notional          123.4         357.2      (330.6)       150.0
Limited guarantee....................  Notional          250.0            --          --        250.0
Reinsurance embedded derivative......  Notional          676.7            --      (375.2)       301.5
                                                      --------      --------   ---------     --------
   Total derivatives.................                 $3,475.0      $9,483.4   $(8,657.8)    $4,300.6
                                                      ========      ========   =========     ========

                                                                              Maturities/  December 31,
(Number of policies)                  Measurement December 31, 2015 Additions terminations     2016
--------------------                  ----------- ----------------- --------- ------------ ------------
Derivatives not designated as hedges
GMWB embedded derivatives............  Policies        31,442           --       (2,534)      28,908
Fixed index annuity embedded
  derivatives........................  Policies        17,210          666         (577)      17,299
Indexed universal life embedded
  derivatives........................  Policies           982          167          (75)       1,074

   Cash Flow Hedges

   Certain derivative instruments are designated as cash flow hedges. The changes in fair value of these instruments are recorded as a component of OCI. We designate and account for the following as cash flow hedges when they have met the effectiveness requirements: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments; (iv) forward starting interest rate swaps to hedge against changes in interest rates associated with future fixed rate bond purchases and/or interest income; and (v) other instruments to hedge the cash flows of various forecasted transactions.

   There were no pre-tax income (loss) effects of cash flow hedges for the year ended December 31, 2016, 2015 and 2014.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table provides a reconciliation of current period changes, net of applicable income taxes, for these designated derivatives presented in the separate component of stockholder's equity labeled "derivatives qualifying as hedges," for the years ended December 31:

(Amounts in millions)                                                                         2016   2015  2014
---------------------                                                                        -----  -----  -----
Derivatives qualifying as effective accounting hedges as of January 1....................... $68.3  $63.6  $19.5
Current period increases (decreases) in fair value, net of deferred taxes of $(3.2), $(2.9)
  and $(23.8)...............................................................................   6.0    5.3   44.1
Reclassification to net loss, net of deferred taxes of $0.9, $0.3 and $0.2..................  (1.8)  (0.6)    --
                                                                                             -----  -----  -----
Derivatives qualifying as effective accounting hedges as of December 31..................... $72.5  $68.3  $63.6
                                                                                             =====  =====  =====

   Derivatives qualifying as effective accounting hedges totaled $72.5 million, $68.3 million and $63.6 million, net of taxes, for the years ended December 31, 2016, 2015 and 2014, respectively, related to our investment in GLICNY. The $72.5 million, net of taxes, recorded in stockholder's equity as of December 31, 2016 is expected to be reclassified to future net income (loss) through our equity in net income of unconsolidated subsidiary and we do not expect any amounts to be reclassified to future net income (loss), concurrently with and primarily offsetting changes in interest expense and interest income on floating rate instruments, in the next 12 months. No amounts were reclassified to net loss during the years ended December 31, 2016, 2015 and 2014 in connection with forecasted transactions that were no longer considered probable of occurring.

   Fair Value Hedges

   Certain derivative instruments are designated as fair value hedges. The changes in fair value of these instruments are recorded in net income (loss). In addition, changes in the fair value attributable to the hedged portion of the underlying instrument are reported in net income (loss). We designate and account for the following as fair value hedges when they have met the effectiveness requirements: (i) interest rate swaps to convert fixed rate liabilities into floating rate liabilities; and (ii) other instruments to hedge various fair value exposures of investments.

   There were no pre-tax income (loss) effects of fair value hedges and related hedged items for the year ended December 31, 2016, 2015 and 2014.

   Derivatives Not Designated As Hedges

   We also enter into certain non-qualifying derivative instruments such as:
(i) interest rate swaps and financial futures to mitigate interest rate risk as part of managing regulatory capital positions; (ii) credit default swaps to enhance yield and reproduce characteristics of investments with similar terms and credit risk; (iii) equity index options, equity return swaps, interest rate swaps and financial futures to mitigate the risks associated with liabilities that have guaranteed minimum benefits; (iv) interest rate swaps where the hedging relationship does not qualify for hedge accounting; and (v) credit default swaps to mitigate loss exposure to certain credit risk. Additionally, we provide GMWBs on certain variable annuities and offer fixed index annuity products that are required to be bifurcated as embedded derivatives. We also offer fixed index annuity and indexed universal life products and have reinsurance agreements with certain features that are required to be bifurcated as embedded derivatives.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table provides the pre-tax gain (loss) recognized in net loss for the effects of derivatives not designated as hedges for the years ended December 31:

                                                                         Classification of gain (loss) recognized
(Amounts in millions)                            2016    2015     2014                 in net loss
---------------------                          -------  ------  -------  ----------------------------------------
Interest rate swaps........................... $  15.1  $  0.6  $  10.2       Net investment gains (losses)
Credit default swaps..........................      --      --      0.1       Net investment gains (losses)
Equity index options..........................    11.8   (23.6)   (28.0)      Net investment gains (losses)
Financial futures.............................  (101.6)  (31.5)    72.5       Net investment gains (losses)
Equity return swaps...........................    (3.7)    0.1      5.2       Net investment gains (losses)
Limited guarantee.............................    (3.3)   (1.4)     5.2       Net investment gains (losses)
Reinsurance embedded derivative...............    42.3    (1.3)    (4.1)      Net investment gains (losses)
GMWB embedded derivatives.....................    68.5   (21.6)  (126.9)      Net investment gains (losses)
Fixed index annuity embedded derivatives......   (22.0)   (7.1)   (26.8)      Net investment gains (losses)
Indexed universal life embedded derivatives...     9.7     6.5     (1.0)      Net investment gains (losses)
                                               -------  ------  -------
   Total derivatives not designated as hedges. $  16.8  $(79.3) $ (93.6)
                                               =======  ======  =======

   Derivative Counterparty Credit Risk

   Most of our derivative arrangements with counterparties require the posting of collateral upon meeting certain net exposure thresholds.

   The following table presents additional information about derivative assets and liabilities subject to an enforceable master netting arrangement as of December 31:

                                                                 2016                                     2015
                                                --------------------------------------   --------------------------------------
                                                Derivatives   Derivatives        Net     Derivatives   Derivatives        Net
(Amounts in millions)                           assets/(1)/ liabilities/(2)/ derivatives assets/(1)/ liabilities/(2)/ derivatives
---------------------                           ----------- ---------------  ----------- ----------- ---------------  -----------
Amounts presented in the balance sheet:
   Gross amounts recognized....................   $ 72.2        $  1.1         $ 71.1      $ 32.0        $  0.5         $ 31.5
   Gross amounts offset in the balance sheet...       --            --             --          --            --             --
                                                  ------        ------         ------      ------        ------         ------
   Net amounts presented in the balance
     sheet.....................................     72.2           1.1           71.1        32.0           0.5           31.5
Gross amounts not offset in the balance sheet:
   Financial instruments/(3)/..................     (1.1)         (1.1)            --        (0.5)         (0.5)            --
   Collateral received.........................    (21.6)           --          (21.6)      (17.6)           --          (17.6)
   Collateral pledged..........................       --         (45.8)          45.8          --         (52.6)          52.6
Over collateralization.........................       --          45.8          (45.8)        0.1          52.6          (52.5)
                                                  ------        ------         ------      ------        ------         ------
Net amount.....................................   $ 49.5        $   --         $ 49.5      $ 14.0        $   --         $ 14.0
                                                  ======        ======         ======      ======        ======         ======

--------
/(1)/Does not include any amounts related to accruals on derivatives classified as other assets as of December 31, 2016. Included $0.8 million of accruals on derivatives classified as other assets as of December 31, 2015. Does not include amounts related to embedded derivatives as of December 31, 2016 and 2015.
/(2)/Does not include any amounts related to accruals on derivatives classified as other liabilities and does not include amounts related to embedded derivatives as of December 31, 2016 and 2015.
/(3)/Amounts represent derivative assets and/or liabilities that are presented gross within the balance sheet but are held with the same counterparty where we have a master netting arrangement. This adjustment results in presenting the net asset and net liability position for each counterparty.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Almost all of our master swap agreements contain credit downgrade provisions that allow either party to assign or terminate derivative transactions if the other party's long-term unsecured debt rating or financial strength rating is below the limit defined in the applicable agreement. If the downgrade provisions had been triggered as of December 31, 2016 and 2015, we could have been allowed to claim $49.5 million and $14.0 million, respectively. The chart above excludes embedded derivatives and limited guarantee as those derivatives are not subject to master netting arrangements.

   Credit Derivatives

   We sell protection under single name credit default swaps in combination with purchasing securities to replicate characteristics of similar investments based on the credit quality and term of the credit default swap. Credit default triggers for single name reference entities follow the Credit Derivatives Physical Settlement Matrix published by the International Swaps and Derivatives Association. Under these terms, credit default triggers are defined as bankruptcy, failure to pay or restructuring, if applicable. Our maximum exposure to credit loss equals the notional value for credit default swaps. In the event of default for credit default swaps, we are typically required to pay the protection holder the full notional value less a recovery rate determined at auction.

   The following table sets forth our credit default swaps where we sell protection on single name reference entities and the fair values as of December 31:

                                                          2016                        2015
                                               --------------------------- ---------------------------
                                               Notional                    Notional
(Amounts in millions)                           value   Assets Liabilities  value   Assets Liabilities
---------------------                          -------- ------ ----------- -------- ------ -----------
Investment grade
   Matures after one year through five years..  $10.0    $--       $--      $10.0    $0.1      $--
                                                -----    ---       ---      -----    ----      ---
   Total credit default swaps on single name
     reference entities.......................  $10.0    $--       $--      $10.0    $0.1      $--
                                                =====    ===       ===      =====    ====      ===

(5) Deferred Acquisition Costs

   The following table presents the activity impacting DAC as of and for the years ended December 31:

(Amounts in millions)                                                2016      2015      2014
---------------------                                              --------  --------  --------
Unamortized balance as of January 1............................... $2,345.5  $2,842.3  $2,818.3
   Costs deferred.................................................     58.8     142.6     198.7
   Amortization, net of interest accretion........................   (301.5)   (185.3)   (174.7)
   Impairment.....................................................       --    (454.1)       --
                                                                   --------  --------  --------
Unamortized balance as of December 31.............................  2,102.8   2,345.5   2,842.3
   Accumulated effect of net unrealized investment (gains) losses.   (146.7)   (105.8)   (198.5)
                                                                   --------  --------  --------
Balance as of December 31......................................... $1,956.1  $2,239.7  $2,643.8
                                                                   ========  ========  ========

   In 2016, as part of our annual review of assumptions, we increased DAC amortization for our universal and term universal life insurance products by $82.1 million reflecting updated assumptions primarily for mortality experience in older age populations, partially offset by updated assumptions related to future policy changes. In 2015, as part of our annual review of assumptions, we increased DAC amortization by $84.7 million in our universal life insurance products, reflecting updated assumptions for persistency, long-term interest rates,

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

mortality and other refinements as well as corrections related to reinsurance inputs. See note 7 for additional information regarding amortization of DAC related to reinsurance transactions with related parties.

   We regularly review DAC to determine if it is recoverable from future income. In 2016, we performed our loss recognition testing and determined that we had a premium deficiency in our fixed immediate annuity products. The results of the test were primarily driven by the low interest rate environment in 2016. As a result, we wrote off the entire DAC balance for our fixed immediate annuity products of $5.7 million through amortization and increased our future policy benefit reserves by $9.0 million. As of December 31, 2016, we believe all of our other businesses had sufficient future income and therefore the related DAC was recoverable.

   In 2015, we entered into a Master Agreement (the "Master Agreement") with Protective Life Insurance Company ("Protective Life"). Pursuant to the Master Agreement, GLAIC and Protective Life agreed to enter into a reinsurance agreement (the "Reinsurance Agreement"), under the terms of which Protective Life will coinsure certain term life insurance business from us, net of third-party reinsurance. The Reinsurance Agreement was effective in January 2016. We initially ceded premiums of $325.7 million and reserves of $330.5 million of certain term life insurance products under this agreement. In connection with entering into the Master Agreement in 2015, we recorded a DAC impairment of $454.1 million as a result of loss recognition testing of certain term life insurance policies as part of this life block transaction.

   As of December 31, 2015, all of our other businesses had sufficient future income and therefore the related DAC was recoverable.

(6) Intangible Assets and Goodwill

   The following table presents our intangible assets as of December 31:

                                                        2016                     2015
                                               ----------------------   ----------------------
                                                 Gross                    Gross
                                                carrying   Accumulated   carrying   Accumulated
(Amounts in millions)                          amount/(1)/ amortization amount/(1)/ amortization
---------------------                          ----------  ------------ ----------  ------------
PVFP..........................................   $625.6      $(479.8)     $630.6      $(492.5)
Capitalized software..........................    127.3       (112.1)      134.3       (113.1)
Deferred sales inducements to contractholders.     66.5        (40.5)       68.8        (35.6)
Other.........................................      3.8         (3.8)        2.5         (2.5)
                                                 ------      -------      ------      -------
   Total......................................   $823.2      $(636.2)     $836.2      $(643.7)
                                                 ======      =======      ======      =======

--------
/(1)/Gross carrying amount includes the accumulated effect of net unrealized investment gains (losses).

   Amortization expense related to PVFP, capitalized software and other intangible assets for the years ended December 31, 2016, 2015 and 2014 was $(2.7) million, $30.7 million and $17.2 million, respectively. Amortization expense related to deferred sales inducements of $4.9 million, $4.2 million and $4.3 million, respectively, for the years ended December 31, 2016, 2015 and 2014 was included in benefits and other changes in policy reserves.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Present Value of Future Profits

   The following table presents the activity in PVFP as of and for the years ended December 31:

(Amounts in millions)                                               2016    2015     2014
---------------------                                              ------  ------  -------
Unamortized balance as of January 1............................... $198.6  $218.3  $ 221.6
   Amortization...................................................    2.0   (32.5)   (15.9)
   Interest accreted at 5.22%, 6.14% and 5.73%....................   10.7    12.8     12.6
                                                                   ------  ------  -------
Unamortized balance as of December 31.............................  211.3   198.6    218.3
   Accumulated effect of net unrealized investment (gains) losses.  (65.5)  (60.5)  (139.1)
                                                                   ------  ------  -------
Balance as of December 31......................................... $145.8  $138.1  $  79.2
                                                                   ======  ======  =======

   We regularly review our assumptions and periodically test PVFP for recoverability in a manner similar to our treatment of DAC. As of December 31, 2016, we believe all of our businesses have sufficient future income and therefore the related PVFP is recoverable.

   The percentage of the December 31, 2016 PVFP balance net of interest accretion, before the effect of unrealized investment gains or losses, estimated to be amortized over each of the next five years is as follows:

                           2017................ 14.8%
                           2018................  9.3%
                           2019................  8.4%
                           2020................  7.6%
                           2021................  7.1%

   Amortization expense for PVFP in future periods will be affected by acquisitions, dispositions, net investment gains (losses) or other factors affecting the ultimate amount of gross profits realized from certain lines of business. Similarly, future amortization expense for other intangibles will depend on future acquisitions, dispositions and other business transactions.

   Goodwill and Impairment Losses

   During 2014, in connection with our strategic planning process, we revisited our prior strategy of focusing on term life insurance, given the capital-intensive nature of the product and our revised capital plan. We were in the process of transitioning to higher return permanent products, including universal life insurance, indexed universal life insurance and linked-benefit products. Given this transition, our annual sales projections included in the determination of fair value for our life insurance reporting unit were significantly lower than sales levels expected in the prior year's goodwill testing analysis. In addition, negative actions taken by rating agencies and suspension of sales by certain distributors, placed further strain on our annual sales projections. The uncertainty associated with the level and value of new business that a market participant would place on our life insurance business resulted in concluding the goodwill balance was no longer recoverable. Based on all these factors the fair value of projected new business for our life insurance reporting unit was less than the carrying value and we recorded a goodwill impairment of $303.9 million during 2014 reducing the goodwill balance to zero.

(7) Reinsurance

   We reinsure a portion of our policy risks to other insurance companies, including affiliates, in order to reduce our ultimate losses, diversify our exposures and provide capital flexibility. We also assume certain policy

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

risks written by other insurance companies and affiliates. Reinsurance accounting is followed for assumed and ceded transactions when there is adequate risk transfer. Otherwise, the deposit method of accounting is followed.

   Reinsurance does not relieve us from our obligations to policyholders. In the event that the reinsurers are unable to meet their obligations, we remain liable for the reinsured claims. We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. We did not have any significant concentrations of reinsurance with reinsurers other than the relationship discussed below with Union Fidelity Life Insurance Company ("UFLIC"), a third-party reinsurer.

   As of December 31, 2016, the maximum amount of individual ordinary life insurance normally retained by us on any one individual life policy was $5.0 million.

   In February 2016, as part of restructuring Genworth's U.S. life insurance business, Genworth announced an initiative to repatriate existing reinsured business from Brookfield Life and Annuity Insurance Company Ltd ("BLAIC"), its primary Bermuda domiciled captive reinsurance subsidiary, to its U.S. life insurance subsidiaries in 2016. After receiving regulatory approval, on October 1, 2016, the repatriation was completed through the merger of BLAIC with and into GLIC, our parent, with GLIC being the surviving company. As a result of this repatriation, we recaptured all of our term and universal life insurance policies previously ceded to BLAIC, an affiliate, which primarily increased policy fees and other income $318.1 million with a proportionate increase in benefits and other changes in reserves. In addition, subsequent to the recapture, an embedded derivative associated with our universal life insurance products was terminated which resulted in a gain of $42.6 million that was recorded in net investment gains (losses).

   In 2016, we also recaptured certain universal life insurance policies previously ceded to GLIC and certain linked-benefit products were recaptured by GLIC that we had previously assumed. As a result of these reinsurance transactions, we initially recorded higher policy fees and other income of approximately $403.0 million, higher acquisition and operating expenses of approximately $298.0 million and we wrote off deferred acquisition costs of approximately $50.8 million. These reinsurance recaptures resulted in an after-tax gain of approximately $45.7 million. Additionally, in satisfaction of the $298.0 million net recapture settlement, we transferred fixed maturity securities with a book value of $276.2 million to GLIC, resulting in an after-tax gain of $14.2 million. These affiliated non-cash recapture gains were recorded in additional paid-in capital as deemed capital contributions in 2016. See note 12, supplemental cash flow information, for other non-cash transactions.

   We also have term and universal life insurance policies and single premium deferred annuities assumed from GLIC. As of December 31, 2016 and 2015, we had reserves of $1,258.9 million and $1,625.9 million, respectively, associated with these policies. We also have term and universal life insurance policies ceded to GLIC. As of December 31, 2016 and 2015, we had reinsurance recoverables of $232.6 million and $321.4 million, respectively, associated with these products in connection with this reinsurance agreement with GLIC.

   Under the terms of certain reinsurance agreements that we have with external parties, we pledged assets in either separate portfolios or in trust for the benefit of external reinsurers. These assets support the reserves assumed from these external reinsurers. We had pledged fixed maturity securities and commercial mortgage loans of $775.7 million and $18.2 million, respectively, as of December 31, 2016 and $724.1 million and $29.3 million, respectively, as of December 31, 2015 in connection with these reinsurance agreements. However, we maintain the ability to substitute these pledged assets for other qualified collateral, and may use, commingle,

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level.

   Effective January 1, 2015, GLAIC recaptured certain term life insurance policies previously ceded to River Lake VIII. Subsequent to the recapture, GLAIC entered into a new coinsurance agreement with River Lake VIII to effectively cede the same term life insurance policies previously recaptured. River Lake VIII simultaneously entered into a monthly renewable term reinsurance agreement with SCOR Global Life USA Reinsurance Company to retrocede 90% of the mortality risk on the reinsurance policies assumed from GLAIC.

   On April 15, 2004, we entered into reinsurance transactions in which we ceded to UFLIC substantially all of our in-force blocks of variable annuities and structured settlements, excluding the RetireReady/SM/ Retirement Answer Variable Annuity product for contracts in-force prior to January 1, 2004. UFLIC also assumed any benefit or expense resulting from third-party reinsurance that we had on this block of business. As of December 31, 2016 and 2015, we had $1,739.4 million and $1,888.7 million, respectively, in retained assets that were attributable to the separate account portion of the variable annuity business and will make any payments with respect to that separate account portion directly from these assets. The reinsurance transactions with UFLIC were reported on our tax returns at fair value as determined for tax purposes, giving rise to a net reduction in current and deferred income tax liabilities and resulting in a net tax benefit. Under these reinsurance agreements, we continue to perform various management, administration and support services and receive an expense allowance from UFLIC to reimburse us for costs we incur to service the reinsured blocks. Service charges and expense allowance amounts are determined annually based upon policy charges subject to annual adjustments. Although we are not relieved of our primary obligations to the contractholders, the reinsurance transactions with UFLIC transfer the future financial results of the reinsured blocks to UFLIC. As of December 31, 2016 and 2015, we had a reinsurance recoverable of $6,001.1 million and $6,127.6 million, respectively, associated with UFLIC.

   To secure the payment of its obligations to us under these reinsurance agreements, UFLIC has established trust accounts to maintain an aggregate amount of assets with a statutory book value at least equal to the statutory general account reserves attributable to the reinsured business less an amount required to be held in certain claims paying accounts. A trustee administers the trust accounts and we are permitted to withdraw from the trust accounts amounts due to us pursuant to the terms of the reinsurance agreements that are not otherwise paid by UFLIC. In addition, pursuant to a Capital Maintenance Agreement, General Electric Capital Corporation, an indirect subsidiary of General Electric Company ("GE"), previously agreed to maintain sufficient capital in UFLIC to maintain UFLIC's risk-based capital ("RBC") at not less than 150% of its company action level, as defined from time to time by the NAIC. In connection with its announced realignment and reorganization of the business of General Electric Capital Corporation in December 2015, General Electric Capital Corporation merged with and into GE. As a result, GE is the successor obligor under the Capital Maintenance Agreement.

   The following table sets forth net life insurance in-force as of December 31:

 (Amounts in millions)                      2016         2015         2014
 ---------------------                  -----------  -----------  -----------
 Direct life insurance in-force........ $ 502,208.9  $ 524,686.6  $ 537,386.1
 Amounts assumed from other companies..   135,988.1    139,439.1    140,815.1
 Amounts ceded to other companies/(1)/.  (554,261.6)  (478,002.5)  (451,176.8)
                                        -----------  -----------  -----------
 Net life insurance in-force........... $  83,935.4  $ 186,123.2  $ 227,024.4
                                        ===========  ===========  ===========
 Percentage of amount assumed to net...       162.0%        74.9%        62.0%
                                        ===========  ===========  ===========

--------
/(1)/Includes amounts accounted for under the deposit method.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table sets forth the effects of reinsurance on premiums written and earned for the years ended December 31:

                                              Written                       Earned
                                     -------------------------  -----------------------------
(Amounts in millions)                  2016     2015     2014       2016       2015     2014
---------------------                -------  -------  -------  -------      -------  -------
Direct.............................. $ 837.7  $ 882.9  $ 922.3  $ 838.6      $ 884.2  $ 924.3
Assumed.............................   156.5    156.7    156.7    156.6        156.7    156.7
Ceded...............................  (980.9)  (499.1)  (448.8)  (981.6)      (500.0)  (449.8)
                                     -------  -------  -------  -------      -------  -------
Net premiums........................ $  13.3  $ 540.5  $ 630.2  $  13.6      $ 540.9  $ 631.2
                                     =======  =======  =======  =======      =======  =======
Percentage of amount assumed to net.                                 NM/(1)/    29.0%    24.8%
                                                                =======      =======  =======

--------
/(1)/We define "NM" as not meaningful for percentages greater than 200%.

   See note 5 for a discussion on impact of new reinsurance treaty on ceded premiums.

   Reinsurance recoveries recognized as a reduction of benefits and other changes in policy reserves amounted to $996.2 million, $1,106.6 million and $1,228.2 million during 2016, 2015 and 2014, respectively.

(8) Insurance Reserves

   Future Policy Benefits

   The following table sets forth our recorded liabilities and the major assumptions underlying our future policy benefits as of December 31:

                                                 Mortality/
                                                 morbidity  Interest rate
(Amounts in millions)                            assumption  assumption     2016     2015
---------------------                            ---------- ------------- -------- --------
Structured settlements with life contingencies..    /(1)/   1.00% - 8.00% $4,859.7 $4,939.7
Traditional life insurance contracts............    /(2)/   3.00% - 7.50%  2,455.8  2,582.6
Annuity contracts with life contingencies.......    /(1)/   1.00% - 8.00%  1,361.7  1,440.9
Accident and health insurance contracts.........    /(3)/   3.50% - 6.00%    114.0    121.5
Supplementary contracts with life contingencies.    /(1)/   1.00% - 8.00%     67.9     62.0
                                                                          -------- --------
   Total future policy benefits.................                          $8,859.1 $9,146.7
                                                                          ======== ========

--------
/(1)/Assumptions for limited-payment contracts come from either the U.S.
     Population Table, the 1983 Group Annuitant Mortality Table, the 1983 Individual Annuitant Mortality Table, the Annuity 2000 Mortality Table or the 2012 Individual Annuity Reserving Table.
/(2)/Principally modifications based on company experience of the Society of Actuaries 1965-70 or 1975-80 Select and Ultimate Tables, the 1941, 1958, 1980 and 2001 Commissioner's Standard Ordinary Tables, the 1980 Commissioner's Extended Term Table and (IA) Standard Table 1996 (modified).
/(3)/The 1958 and 1980 Commissioner's Standard Ordinary Tables, or the 2000
     U.S. Annuity Table.

   We regularly review our assumptions and perform loss recognition testing at least annually. In 2016, we performed our loss recognition testing and determined that we had a premium deficiency in our fixed immediate annuity products. The results of the test were primarily driven by the low interest rate environment in 2016. As a result, we wrote off the entire DAC balance for our fixed immediate annuity products of $5.7 million through

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

amortization and increased our future policy benefit reserves by $9.0 million. The 2015 tests did not result in a charge. The liability for future policy benefits for our acquired block of accident and health insurance contracts represents our current best estimate; however, there may be future adjustments to this estimate and related assumptions. Such adjustments, reflecting any variety of new and adverse trends, could possibly be significant and result in further increases in the related future policy benefit reserves for these products.

   Policyholder Account Balances

   The following table sets forth our recorded liabilities for policyholder account balances as of December 31:

    (Amounts in millions)                                 2016      2015
    ---------------------                               --------- ---------
    Annuity contracts.................................. $ 4,419.6 $ 4,456.8
    Structured settlements without life contingencies..     835.9     903.9
    FABNs, funding agreements and GICs.................       5.3       5.5
    Supplementary contracts without life contingencies.     465.2     491.9
    Variable universal life insurance contracts........      15.9      16.1
                                                        --------- ---------
       Total investment contracts......................   5,741.9   5,874.2
    Universal life insurance contracts.................   6,211.4   6,427.1
                                                        --------- ---------
       Total policyholder account balances............. $11,953.3 $12,301.3
                                                        ========= =========

   In 2016, as part of our annual review of assumptions, we increased our liability for policyholder account balances by $202.2 million for our universal and term universal life insurance products, reflecting updated assumptions primarily for mortality experience in older age populations. In 2015, as part of our annual review of assumptions, we increased our liability for policyholder account balances by $121.6 million for our universal and term universal life insurance products, reflecting updated assumptions for persistency, long-term interest rates, mortality and other refinements.

   We are a member of the FHLB and held $15.0 million of common stock related to our membership as of December 31, 2016 and 2015 which was included in equity securities. We have a letter of credit with an FHLB which has not been drawn upon. The FHLB has been granted a lien on certain of our invested assets to collateralize our obligations; however, we maintain the ability to substitute these pledged assets for other qualified collateral, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. We did not have any outstanding funding agreements issued to the FHLB as of December 31, 2016 and 2015. We have one letter of credit of $28.2 million and three letters of credit of $582.8 million related to the FHLB as of December 31, 2016 and 2015, respectively, for the benefit of certain of our wholly-owned subsidiaries that have issued non-recourse funding obligations to collateralize the obligation to make future payments on their behalf under certain tax sharing agreements. These letters of credit were collateralized by fixed maturity securities with a fair value of $45.1 million and $622.9 million as of December 31, 2016 and 2015, respectively.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Certain Non-traditional Long-Duration Contracts

   The following table sets forth information about our variable annuity products with death and living benefit guarantees as of December 31:

(Dollar amounts in millions)                                                  2016     2015
----------------------------                                                -------- --------
Account values with death benefit guarantees (net of reinsurance):
   Standard death benefits (return of net deposits) account value.......... $2,168.6 $2,301.5
   Net amount at risk...................................................... $    3.4 $    4.4
   Average attained age of contractholders.................................       73       73
   Enhanced death benefits (step-up, roll-up, payment protection) account value................................................................. $2,297.8 $2,516.7
   Net amount at risk...................................................... $  154.1 $  178.4
   Average attained age of contractholders.................................       74       74
Account values with living benefit guarantees:
   GMWBs................................................................... $2,405.5 $2,700.1
   Guaranteed annuitization benefits....................................... $1,145.5 $1,147.6

   Variable annuity contracts may contain more than one death or living benefit; therefore, the amounts listed above are not mutually exclusive. Substantially all of our variable annuity contracts have some form of GMDB.

   As of December 31, 2016 and 2015, our total liability associated with variable annuity contracts with minimum guarantees was approximately
$5,135.6 million and $5,510.3 million, respectively. The liability, net of reinsurance, for our variable annuity contracts with GMDB and guaranteed annuitization benefits was $89.0 million and $71.3 million as of December 31, 2016 and 2015, respectively.

   The contracts underlying the lifetime benefits such as GMWB and guaranteed annuitization benefits are considered "in the money" if the contractholder's benefit base, or the protected value, is greater than the account value. As of December 31, 2016 and 2015, our exposure related to GMWB and guaranteed annuitization benefit contracts that were considered "in the money" was $663.4 million and $666.7 million, respectively. For GMWBs and guaranteed annuitization benefits, the only way the contractholder can monetize the excess of the benefit base over the account value of the contract is through lifetime withdrawals or lifetime income payments after annuitization.

   Account balances of variable annuity contracts with death or living benefit guarantees were invested in separate account investment options as follows as of December 31:

                    (Amounts in millions)    2016     2015
                    ---------------------  -------- --------
                     Balanced funds....... $2,780.4 $3,011.6
                     Equity funds.........  1,116.6  1,215.1
                     Bond funds...........    478.2    498.1
                     Money market funds...     80.1     77.3
                                           -------- --------
                        Total............. $4,455.3 $4,802.1
                                           ======== ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


(9) Liability for Policy and Contract Claims

   The following table sets forth our recorded liability for policy and contract claims by business as of December 31:

      (Amounts in millions)                                  2016   2015
      ---------------------                                 ------ ------
      Life insurance....................................... $205.4 $191.3
      Fixed annuities......................................    8.4   12.2
      Accident and health insurance contracts..............   46.6   42.9
      Runoff...............................................    7.2    8.2
                                                            ------ ------
         Total liability for policy and contract claims.... $267.6 $254.6
                                                            ====== ======

   The following table sets forth changes in the liability for policy and contract claims for the years ended December 31:

       (Amounts in millions)                     2016     2015     2014
       ---------------------                   -------  -------  -------
       Beginning balance as of January 1...... $ 254.6  $ 245.8  $ 247.6
       Less reinsurance recoverables..........  (127.3)  (112.4)  (125.7)
                                               -------  -------  -------
          Net balance as of January 1.........   127.3    133.4    121.9
                                               -------  -------  -------
       Incurred related to insured events of:
          Current year........................   703.6    810.8    888.3
          Prior years.........................    16.9      8.4     14.9
                                               -------  -------  -------
              Total incurred..................   720.5    819.2    903.2
                                               -------  -------  -------
       Paid related to insured events of:
          Current year........................  (663.0)  (736.8)  (796.5)
          Prior years.........................   (72.3)   (88.5)   (95.2)
                                               -------  -------  -------
              Total paid......................  (735.3)  (825.3)  (891.7)
                                               -------  -------  -------
          Net balance as of December 31.......   112.5    127.3    133.4
       Add reinsurance recoverables...........   155.1    127.3    112.4
                                               -------  -------  -------
       Ending balance as of December 31....... $ 267.6  $ 254.6  $ 245.8
                                               =======  =======  =======

   The liability for policy and contract claims represents our current best estimate; however, there may be future adjustments to this estimate and related assumptions. Such adjustments, reflecting any variety of new and adverse trends, could possibly be significant, and result in increases in reserves by an amount that could be material to our results of operations and financial condition and liquidity.

2016

   For 2016, the increase in the ending liability for policy and contract claims was primarily related to our life insurance business largely driven by higher frequency and severity of claims in 2016.

   In 2016, the incurred amount of $16.9 million related to insured events of prior years increased predominantly related to our life insurance business from higher claim severity in 2016.

2015

   For 2015, the increase in the ending liability for policy and contract claims was primarily related to our life insurance business largely driven by higher frequency and severity of claims in 2015.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   In 2015, the incurred amount of $8.4 million related to insured events of prior years increased predominantly related to our life insurance business from higher claim severity and as a result of refinements to our estimated claim reserves in 2015. Additionally, we strengthened prior year reserves as a result of changes in estimates related to prior year insured events and the development of information and trends not previously known when establishing the reserves in prior periods.

2014

   For 2014, the increase in incurred losses was primarily related to our life insurance business largely driven by unfavorable mortality in 2014 compared to favorable mortality in 2013.

   In 2014, we strengthened prior year reserves by $14.9 million as a result of changes in estimates related to prior year insured events and the development of information and trends not previously known when establishing the reserves in prior periods. Of this amount, we increased prior year claim reserves related to our life insurance products by $12.0 million from $178.1 million as of December 31, 2013 primarily due to unfavorable mortality and as a result of refinements to our estimated claim reserves. For our other businesses, the remaining unfavorable development of $2.9 million related to refinements on both reported and unreported insured events occurring in the prior year that were not significant.

(10) Non-Recourse Funding Obligations

   The following table sets forth the non-recourse funding obligations (surplus notes) of our wholly-owned, special purpose consolidated captive insurance subsidiaries as of December 31:

                (Amounts in millions)
                ---------------------
                Issuance                        2016     2015
                --------                       ------  --------
                River Lake I, due 2033/(1)/... $   --  $  600.0
                River Lake I, due 2033/(2)/...     --     404.6
                River Lake II, due 2035/(1)/..     --     300.0
                River Lake II, due 2035/(2)/..     --     494.8
                Rivermont I, due 2050/(1)/....  315.0     315.0
                                               ------  --------
                   Subtotal...................  315.0   2,114.4
                   Deferred borrowing charges.   (4.6)    (16.2)
                                               ------  --------
                   Total...................... $310.4  $2,098.2
                                               ======  ========

--------
/(1)/Accrual of interest based on one-month London Interbank Offered Rate
     ("LIBOR") that resets every 28 days plus a fixed margin.
/(2)/Accrual of interest based on one-month LIBOR that resets on a specified date each month plus a contractual margin.

   These surplus notes bear a floating rate of interest and have been deposited into a series of trusts that have issued money market or term securities. Both principal and interest payments on the money market and term securities are guaranteed by a third-party insurance company. The holders of the money market or term securities cannot require repayment from us or any of our subsidiaries, other than the River Lake and Rivermont Insurance Companies, as applicable, the direct issuers of the notes. Genworth Holdings provided a limited guarantee to Rivermont I, where under adverse interest rate, mortality or lapse scenarios (or combination thereof), Genworth Holdings may be required to provide additional funds to Rivermont I. We have agreed to indemnify the issuers

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

and the third-party insurer for certain limited costs related to the issuance of these obligations, which is accounted for as a derivative. As of December 31, 2016 and 2015, the fair value of this derivative was $0.5 million and $3.8 million, respectively.

   Any payment of principal, including by redemption, or interest on the notes may only be made with the prior approval of the Director of Insurance of the State of South Carolina in accordance with the terms of its licensing orders and in accordance with applicable law. The holders of the notes have no rights to accelerate payment of principal of the notes under any circumstances, including without limitation, for nonpayment or breach of any covenant. Each issuer reserves the right to repay the notes that it has issued at any time, subject to prior regulatory approval.

   During 2016, in connection with a life block transaction, River Lake I redeemed $1,004.6 million of its outstanding floating rate subordinated notes due in 2033 and River Lake II redeemed $794.8 million of its outstanding floating rate subordinated notes due in 2035 for a pre-tax loss of approximately $9.0 million from the write-off of deferred borrowing costs.

   During 2015, River Lake I repaid $30.6 million of its total outstanding floating rate subordinated notes due in 2033 and River Lake II repaid
$36.8 million of its total outstanding floating rate subordinated notes due in 2035.

   The weighted-average interest rates on the non-recourse funding obligations as of December 31, 2016 and 2015 were 2.8% and 1.8%, respectively.

(11) Income Taxes

   The total provision (benefit) for income taxes was as follows for the years ended December 31:

    (Amounts in millions)                            2016     2015    2014
    ---------------------                          -------  -------  ------
    Current federal income taxes.................. $ 121.9  $ (23.9) $ 31.7
    Deferred federal income taxes.................  (157.2)  (184.2)  (20.9)
                                                   -------  -------  ------
       Total federal income taxes.................   (35.3)  (208.1)   10.8
                                                   -------  -------  ------
    Current state income taxes....................    (0.1)    (1.2)    1.5
    Deferred state income taxes...................     0.8     (1.9)   (0.8)
                                                   -------  -------  ------
       Total state income taxes...................     0.7     (3.1)    0.7
                                                   -------  -------  ------
       Total provision (benefit) for income taxes. $ (34.6) $(211.2) $ 11.5
                                                   =======  =======  ======

   As of December 31, 2016 and 2015, the current federal income tax receivable was $15.8 million and $5.0 million, respectively, and was included in other assets in the consolidated balance sheets. As of December 31, 2016 and 2015, the current state income tax payable was $0.1 million and $0.2 million, respectively, and was included in other liabilities in the consolidated balance sheets.

   In 2016, we recorded $36.1 million in retained earnings as a deemed dividend related to a reimbursement of amounts primarily related to liabilities for tax contingency reserves previously assumed and paid by Genworth North America Corporation ("GNA"), our indirect parent, under our Tax Assumption Agreement. In 2014, we identified adjustments to liabilities related to tax contingency reserves by GNA that increased our additional paid-in capital by $1.4 million. In 2016 and 2015, there were no adjustments to liabilities related to tax contingency reserves.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The reconciliation of the federal statutory tax rate to the effective income tax rate was as follows for the years ended December 31:

(Amounts in millions)                                            2016           2015            2014
---------------------                                       -------------  -------------  --------------
Pre-tax loss before equity in net income of unconsolidated
  subsidiary............................................... $(113.2)       $(577.4)       $(204.5)
                                                            =======        =======        =======
Statutory U.S. federal income tax rate..................... $ (39.6) 35.0% $(202.1) 35.0% $ (71.6)  35.0%
Increase (reduction) in rate resulting from:
   State income tax, net of federal income tax effect......     0.5  (0.4)    (2.0)  0.3      0.5   (0.2)
   Write-off of deferred taxes.............................     9.0  (8.0)     1.2  (0.2)    (7.1)   3.5
   Benefit on tax favored investments......................    (7.6)  6.7    (10.8)  1.9    (16.9)   8.2
   Non-deductible goodwill.................................      --    --       --    --    106.4  (52.0)
   Valuation allowance.....................................     2.9  (2.6)    (1.2)  0.2       --     --
   Other, net..............................................     0.2  (0.2)     3.7  (0.6)     0.2    0.1
                                                            -------  ----  -------  ----  -------  -----
Effective rate............................................. $ (34.6) 30.6% $(211.2) 36.6% $  11.5   (5.4)%
                                                            =======  ====  =======  ====  =======  =====

   For the year ended December 31, 2016, the decrease in the effective tax rate was primarily attributable to the write-off of unsupported tax balances and a valuation allowance on foreign tax credits that we no longer expect to realize. This decrease was partially offset by the effect of tax favored investment benefits on a lower pre-tax loss in 2016 compared to 2015. For the year ended December 31, 2015, the increase in the effective tax rate was primarily attributable to an impairment of non-deductible goodwill in 2014 that did not recur.

   The components of the net deferred income tax liability were as follows as of December 31:

      (Amounts in millions)                              2016     2015
      ---------------------                             ------  --------
      Assets:
         Accrued expenses.............................. $ 11.5  $    8.6
         Net operating loss carryforwards..............   12.3     437.1
         Foreign tax credit carryforwards..............    2.1       5.0
         State income taxes............................    7.8       8.6
         Other.........................................     --       7.0
                                                        ------  --------
             Gross deferred income tax assets..........   33.7     466.3
             Valuation allowance.......................  (15.2)    (12.3)
                                                        ------  --------
             Total deferred income tax assets..........   18.5     454.0
                                                        ------  --------
      Liabilities:
         Investments...................................    8.8       3.5
         Insurance reserves............................  203.7     720.6
         Net unrealized gains on investment securities.   89.6      63.5
         PVFP..........................................   82.9      76.3
         DAC...........................................  526.0     584.5
         Other.........................................   10.3       6.6
                                                        ------  --------
             Total deferred income tax liabilities.....  921.3   1,455.0
                                                        ------  --------
             Net deferred income tax liability......... $902.8  $1,001.0
                                                        ======  ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The above valuation allowance of $15.2 million and $12.3 million as of December 31, 2016 and 2015, respectively, related to a specific federal separate tax return net operating loss, foreign tax credits that we no longer expect to realize and other deferred tax assets. The increase in the valuation allowance related primarily to judgments regarding the future realization of deferred tax assets. Based on our analysis, we believe it is more likely than not that the results of future operations will generate sufficient taxable income to enable us to realize the deferred tax assets for which we have not established valuation allowances.

   Net operating loss carryforwards amounted to $35.2 million as of December 31, 2016, and if unused, will expire beginning in 2021. Foreign tax credit carryforwards amounted to $2.1 million as of December 31, 2016, and if unused will begin to expire in 2021.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows as of December 31:

       (Amounts in millions)                          2016   2015   2014
       ---------------------                         -----  -----  -----
       Balance as of January 1...................... $ 7.1  $ 9.6  $ 9.8
       Tax positions related to the current period:
          Gross additions...........................    --    0.8    1.8
          Gross reductions..........................  (1.7)  (1.6)    --
       Tax positions related to the prior years:
          Gross reductions..........................    --   (1.7)  (2.0)
                                                     -----  -----  -----
       Balance as of December 31.................... $ 5.4  $ 7.1  $ 9.6
                                                     =====  =====  =====

   The total amount of unrecognized tax benefits was $5.4 million as of December 31, 2016, of which $3.8 million, if recognized, would affect the effective rate on operations. We believe that it is reasonably possible that the liability related to the federal tax loss contingency may change approximately $0.7 million within the next 12 months.

   We recognize accrued interest and penalties related to unrecognized tax benefits as components of income tax expense. During the years ended
December 31, 2016, 2015 and 2014, we did not recognize any interest and penalties. We had no interest and penalties accrued as of December 31, 2016 and 2015.

   For tax years prior to 2011, we filed U.S. federal income tax returns (included in GLIC's consolidated life returns) and various state and local tax returns. For tax years beginning in 2011, we were included in the life/non-life consolidated return filed by Genworth, our ultimate parent. With possible exceptions, we are no longer subject to U.S. federal tax examinations for years up through 2012. Any exposure with respect to these pre-2013 years has been sufficiently recorded in the financial statements. Potential state and local examinations for those years are generally restricted to results that are based on closed U.S. federal examinations.

(12) Supplemental Cash Flow Information

   Net cash (paid) received for taxes was $(132.7) million, $(48.5) million and $18.5 million for the years ended December 31, 2016, 2015 and 2014, respectively. Cash paid for interest primarily related to our non-recourse funding obligations of $54.5 million, $81.2 million and $80.0 million for the years ended December 31, 2016, 2015 and 2014, respectively.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   For a discussion of capital contributions and related transactions, see notes 11 and 16. For information regarding non-cash transactions related to reinsurance transactions with related parties, see note 7.

   The following table details our non-cash transactions for the years ended December 31:

(Amounts in millions)                                                  2016 2015  2014
---------------------                                                  ---- ---- -----
Supplemental schedule of non-cash investing and financing activities:
   Tax contingencies and other tax related items...................... $--  $0.9 $(1.5)
                                                                       ---  ---- -----
   Total non-cash transactions........................................ $--  $0.9 $(1.5)
                                                                       ===  ==== =====

(13) Related Party Transactions

   We and other direct and indirect subsidiaries of Genworth are parties to an amended and restated services and shared expenses agreement under which each company agrees to provide and each company agrees to receive certain general services. These services include, but are not limited to, data processing, communications, marketing, public relations, advertising, investment management, human resources, accounting, actuarial, legal, administration of agent and agency matters, purchasing, underwriting and claims. Under the terms of the agreement, settlements are made quarterly.

   Under this agreement, amounts incurred for these items aggregated
$103.4 million, $150.3 million and $141.1 million for the years ended
December 31, 2016, 2015 and 2014, respectively. We also charged affiliates for certain services and for the use of facilities and equipment, which aggregated $25.2 million, $28.2 million and $35.3 million for the years ended December 31, 2016, 2015 and 2014, respectively.

   We pay Genworth, our ultimate parent, for investment-related services. We paid $14.9 million, $15.9 million and $16.1 million to Genworth in 2016, 2015 and 2014, respectively, for investment-related services. We pay interest on outstanding amounts under a credit funding agreement with GNA, our indirect parent. For the years ended December 31, 2016, 2015 and 2014, we incurred no interest expense under this agreement. For the years ended December 31, 2016, 2015 and 2014, we paid interest at the cost of funds to GNA, which was 0.3% for each year. In addition, as of December 31, 2016 and 2015, there were no borrowings under this agreement. Genworth Holdings owed us $0.5 million as of December 31, 2016 and 2015, which was included in other assets in the consolidated balance sheet for each year. GNA also owed us $9.3 million and $6.8 million as of December 31, 2016 and 2015, respectively, which was also included in other assets in the consolidated balance sheet. Amounts recognized as interest income related to these intercompany loans during 2016 and 2015 were not significant.

   Additionally, we sell investment securities to affiliates in the normal course of business. The sale of securities to affiliates are recorded at fair value with gains recorded in additional paid-in capital as a deemed capital contribution and losses recorded in retained earnings as a deemed dividend. For the years ended December 31, 2016 and 2015, we recorded $0.5 million and $24.5 million, respectively, in retained earnings related to losses associated with the sale of securities to affiliates. For the year ended December 31, 2014, we did not sell any securities to affiliates.

   Newco, our direct wholly-owned subsidiary, is a real estate company which owns several buildings and land in Virginia. During 2016 and 2015, Newco leased buildings to affiliates and we recognized $4.5 million and $4.4 million, respectively, in rental income related to these lease arrangements.

   See note 7 for additional information related to reinsurance transactions with related parties.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


(14) Fair Value of Financial Instruments

   Assets and liabilities that are reflected in the accompanying consolidated financial statements at fair value are not included in the following disclosure of fair value. Such items include cash and cash equivalents, investment securities, separate accounts, securities held as collateral and derivative instruments. Other financial assets and liabilities--those not carried at fair value--are discussed below. Apart from certain of our borrowings and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must often be determined using models. The fair value estimates are made at a specific point in time, based upon available market information and judgments about the financial instruments, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time our entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets.

   The basis on which we estimate fair value is as follows:

   Commercial mortgage loans. Based on recent transactions and/or discounted future cash flows, using current market rates. Given the limited availability of data related to transactions for similar instruments, we typically classify these loans as Level 3.

   Other invested assets. Primarily represents short-term investments and limited partnerships accounted for under the cost method. The fair value of short-term investments typically does not include significant unobservable inputs and approximate our amortized cost basis. As a result, short-term investments are classified as Level 2. Limited partnerships are valued based on comparable market transactions, discounted future cash flows, quoted market prices and/or estimates using the most recent data available for the underlying instrument. Cost method limited partnerships typically include significant unobservable inputs as a result of being relatively illiquid with limited market activity for similar instruments and are classified as Level 3.

   Non-recourse funding obligations. We use an internal model to determine fair value using the current floating rate coupon and expected life/final maturity of the instrument discounted using the floating rate index and current market spread assumption, which is estimated based on recent transactions for these instruments or similar instruments as well as other market information or broker provided data. Given these instruments are private and very little market activity exists, our current market spread assumption is considered to have significant unobservable inputs in calculating fair value and, therefore, results in the fair value of these instruments being classified as Level 3.

   Investment contracts. Based on expected future cash flows, discounted at current market rates for annuity contracts or institutional products. Given the significant unobservable inputs associated with policyholder behavior and current market rate assumptions used to discount the expected future cash flows, we classify these instruments as Level 3 except for certain funding agreement-backed notes that are traded in the marketplace as a security and are classified as Level 2.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following represents our estimated fair value of financial assets and liabilities that are not required to be carried at fair value as of December 31:

                                                                      2016
                     -                       ------------------------------------------------------
                                                                             Fair value
                                             Notional    Carrying ---------------------------------
(Amounts in millions)                         amount      amount   Total   Level 1 Level 2 Level 3
---------------------                        --------    -------- -------- ------- ------- --------
Assets:
   Commercial mortgage loans................   $ /(1)/   $1,623.1 $1,654.3   $--    $ --   $1,654.3
   Other invested assets....................     /(1)/       17.1     19.5    --     8.5       11.0
Liabilities:
   Non-recourse funding obligations/(2)/....     /(1)/      310.4    185.7    --      --      185.7
   Investment contracts.....................     /(1)/    5,741.9  6,033.7    --     5.1    6,028.6
Other firm commitments:
   Commitments to fund limited partnerships.    6.0            --       --    --      --         --
   Ordinary course of business lending
     commitments............................   35.0            --       --    --      --         --

                                                                       2015
                                             --------------------------------------------------------
                                                                               Fair value
                                             Notional     Carrying  ---------------------------------
(Amounts in millions)                         amount       amount    Total   Level 1 Level 2 Level 3
---------------------                        --------    --------   -------- ------- ------- --------
Assets:
   Commercial mortgage loans................   $ /(1)/   $1,675.3   $1,751.2   $--    $  --  $1,751.2
   Other invested assets....................     /(1)/       20.3//     21.5    --     10.3      11.2
Liabilities:
   Non-recourse funding obligations/(2)/....     /(1)/    2,098.2//  1,532.6    --       --   1,532.6
   Investment contracts.....................     /(1)/    5,874.2//  6,250.1    --      5.2   6,244.9
Other firm commitments:
   Commitments to fund limited partnerships.   13.2            --         --    --       --        --
   Ordinary course of business lending
     commitments............................    8.7            --         --    --       --        --

--------
/(1)/These financial instruments do not have notional amounts.
/(2)/See note 10 for additional information related to borrowings.

   Recurring Fair Value Measurements

   We have fixed maturity, equity and trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value. Below is a description of the valuation techniques and inputs used to determine fair value by class of instrument.

   Fixed maturity, equity and trading securities

   The fair value of fixed maturity, equity and trading securities are estimated primarily based on information derived from third-party pricing services ("pricing services"), internal models and/or third-party broker provided prices ("broker quotes"), which use a market approach, income approach or a combination of the market and income approach depending on the type of instrument and availability of information. In general, a market approach is utilized if there is readily available and relevant market activity for an individual security. In certain cases where market information is not available for a specific security but is available for similar securities, a

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

security is valued using that market information for similar securities, which is also a market approach. When market information is not available for a specific security or is available but such information is less relevant or reliable, an income approach or a combination of a market and income approach is utilized. For securities with optionality, such as call or prepayment features (including mortgage-backed or asset-backed securities), an income approach may be used. In addition, a combination of the results from market and income approaches may be used to estimate fair value. These valuation techniques may change from period to period, based on the relevance and availability of market data.

   We utilize certain third-party data providers when determining fair value. We consider information obtained from pricing services as well as broker quotes in our determination of fair value. Additionally, we utilize internal models to determine the valuation of securities using an income approach where the inputs are based on third-party provided market inputs. While we consider the valuations provided by pricing services and broker quotes to be of high quality, management determines the fair value of our investment securities after considering all relevant and available information. We also use various methods to obtain an understanding of the valuation methodologies and procedures used by third-party data providers to ensure sufficient understanding to evaluate the valuation data received, including an understanding of the assumptions and inputs utilized to determine the appropriate fair value. For pricing services, we analyze the prices provided by our primary pricing services to other readily available pricing services and perform a detailed review of the assumptions and inputs from each pricing service to determine the appropriate fair value when pricing differences exceed certain thresholds. We evaluate changes in fair value that are greater than certain pre-defined thresholds each month to further aid in our review of the accuracy of fair value measurements and our understanding of changes in fair value, with more detailed reviews performed by the asset managers responsible for the related asset class associated with the security being reviewed. A pricing committee provides additional oversight and guidance in the evaluation and review of the pricing methodologies used to value our investment portfolio.

   In general, we first obtain valuations from pricing services. If a price is not supplied by a pricing service, we will typically seek a broker quote for public or private fixed maturity securities. In certain instances, we utilize price caps for broker quoted securities where the estimated market yield results in a valuation that may exceed the amount that we believe would be received in a market transaction. For certain private fixed maturity securities where we do not obtain valuations from pricing services, we utilize an internal model to determine fair value since transactions for identical securities are not readily observable and these securities are not typically valued by pricing services. For all securities, excluding certain private fixed maturity securities, if neither a pricing service nor broker quotes valuation is available, we determine fair value using internal models.

   For pricing services, we obtain an understanding of the pricing methodologies and procedures for each type of instrument. Additionally, on a monthly basis we review a sample of securities, examining the pricing service's assumptions to determine if we agree with the service's derived price. When available, we also evaluate the prices sampled as compared to other public prices. If a variance greater than a pre-defined threshold is noted, additional review of the price is executed to ensure accuracy. In general, a pricing service does not provide a price for a security if sufficient information is not readily available to determine fair value or if such security is not in the specific sector or class covered by a particular pricing service. Given our understanding of the pricing methodologies and procedures of pricing services, the securities valued by pricing services are typically classified as Level 2 unless we determine the valuation process for a security or group of securities utilizes significant unobservable inputs, which would result in the valuation being classified as Level 3.

   For private fixed maturity securities, we utilize an income approach where we obtain public bond spreads and utilize those in an internal model to determine fair value. Other inputs to the model include rating and

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

weighted-average life, as well as sector which is used to assign the spread. We then add an additional premium, which represents an unobservable input, to the public bond spread to adjust for the liquidity and other features of our private placements. We utilize the estimated market yield to discount the expected cash flows of the security to determine fair value. We utilize price caps for securities where the estimated market yield results in a valuation that may exceed the amount that would be received in a market transaction and value all private fixed maturity securities at par that have less than 12 months to maturity. When a security does not have an external rating, we assign the security an internal rating to determine the appropriate public bond spread that should be utilized in the valuation. To evaluate the reasonableness of the internal model, we review a sample of private fixed maturity securities each month. In that review we compare the modeled prices to the prices of similar public securities in conjunction with analysis on current market indicators. If a pricing variance greater than a pre-defined threshold is noted, additional review of the price is executed to ensure accuracy. At the end of each month, all internally modeled prices are compared to the prior month prices with an evaluation of all securities with a month-over-month change greater than a pre-defined threshold. While we generally consider the public bond spreads by sector and maturity to be observable inputs, we evaluate the similarities of our private placement with the public bonds, any price caps utilized, liquidity premiums applied, and whether external ratings are available for our private placements to determine whether the spreads utilized would be considered observable inputs. We classify private securities without an external rating and public bond spread as Level 3. In general, increases (decreases) in credit spreads will decrease (increase) the fair value for our fixed maturity securities.

   For broker quotes, we consider the valuation methodology utilized by the third party and analyze a sample each month to assess reasonableness given then-current market conditions. Additionally, for broker quotes on certain structured securities, we validate prices received against other publicly available pricing sources. Broker quotes are typically based on an income approach given the lack of available market data. As the valuation typically includes significant unobservable inputs, we classify the securities where fair value is based on our consideration of broker quotes as Level 3 measurements.

   For remaining securities priced using internal models, we determine fair value using an income approach. We analyze a sample each month to assess reasonableness given then-current market conditions. We maximize the use of observable inputs but typically utilize significant unobservable inputs to determine fair value. Accordingly, the valuations are typically classified as Level 3.

   A summary of the inputs used for our fixed maturity, equity and trading securities based on the level in which instruments are classified is included below. We have combined certain classes of instruments together as the nature of the inputs is similar.

Level 1 measurements

   Equity securities. The primary inputs to the valuation of exchange-traded equity securities include quoted prices for the identical instrument.

   Separate account assets

   The fair value of separate account assets is based on the quoted prices of the underlying fund investments and, therefore, represents Level 1 pricing.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


Level 2 measurements

   Fixed maturity securities

  . Third-party pricing services: In estimating the fair value of fixed maturity securities, approximately 88.1% of our portfolio is priced using third-party pricing sources. These pricing services utilize industry-standard valuation techniques that include market-based approaches, income-based approaches, a combination of market-based and income-based approaches or other proprietary, internally generated models as part of the valuation processes. These third-party pricing vendors maximize the use of publicly available data inputs to generate valuations for each asset class. Priority and type of inputs used may change frequently as certain inputs may be more direct drivers of valuation at the time of pricing. Examples of significant inputs incorporated by third-party pricing services may include sector and issuer spreads, seasoning, capital structure, security optionality, collateral data, prepayment assumptions, default assumptions, delinquencies, debt covenants, benchmark yields, trade data, dealer quotes, credit ratings, maturity and weighted-average life. We conduct regular meetings with our third-party pricing services for the purpose of understanding the methodologies, techniques and inputs used by the third-party pricing providers.

   The following table presents a summary of the significant inputs used by our third-party pricing services for certain fair value measurements of fixed maturity securities that are classified as Level 2 as of December 31, 2016:

(Amounts in millions)                  Fair value          Primary methodologies                   Significant inputs
---------------------                  ----------  -------------------------------------  -------------------------------------
                                                                                          Bid side prices, trade prices, Option
                                                                                          Adjusted Spread ("OAS") to swap
                                                                                          curve, Bond Market Association
                                                                                          ("BMA") OAS, Treasury Curve, Agency
U.S. government, agencies and                      Price quotes from trading desk,        Bullet Curve, maturity to issuer
 government-sponsored enterprises.....   $954.7    broker feeds                           spread
--------------------------------------------------------------------------------------------------------------------------------
                                                   Multi-dimensional attribute-based      Trade prices, material event notices,
                                                   modeling systems, third-party pricing  Municipal Market Data benchmark
State and political subdivisions......   $624.0    vendors                                yields, broker quotes
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Benchmark yields, trade prices,
                                                                                          broker quotes, comparative
                                                                                          transactions, issuer spreads,
                                                   Matrix pricing, spread priced to       bid-offer spread, market research
                                                   benchmark curves, price quotes from    publications, third-party pricing
Non-U.S. government...................   $158.4    market makers                          sources
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Bid side prices to Treasury Curve,
                                                                                          Issuer Curve, which includes sector,
                                                                                          quality, duration, OAS percentage and
                                                   Multi-dimensional attribute-based      change for spread matrix, trade
                                                   modeling systems, broker quotes,       prices, comparative transactions,
                                                   price quotes from market makers,       Trade Reporting and Compliance Engine
U.S. corporate........................ $4,908.9    internal models, OAS-based models      ("TRACE") reports
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Benchmark yields, trade prices,
                                                                                          broker quotes, comparative
                                                                                          transactions, issuer spreads,
                                                   Multi-dimensional attribute-based      bid-offer spread, market research
                                                   modeling systems, OAS-based models,    publications, third-party pricing
Non-U.S. corporate.................... $1,512.5    price quotes from market makers        sources
--------------------------------------------------------------------------------------------------------------------------------

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

(Amounts in millions)                  Fair value          Primary methodologies                   Significant inputs
---------------------                  ----------  -------------------------------------  -------------------------------------
                                                                                          Prepayment and default assumptions,
                                                                                          aggregation of bonds with similar
                                                                                          characteristics, including collateral
                                                                                          type, vintage, tranche type,
                                                                                          weighted-average life,
                                                   OAS-based models, To Be Announced      weighted-average loan age, issuer
                                                   pricing models, single factor          program and delinquency ratio, pay up
Residential mortgage-backed........... $1,263.2    binomial models, internally priced     and pay down factors, TRACE reports
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Credit risk, interest rate risk,
                                                                                          prepayment speeds, new issue data,
                                                                                          collateral performance, origination
                                                                                          year, tranche type, original credit
                                                   Multi-dimensional attribute-based      ratings, weighted-average life, cash
                                                   modeling systems, pricing matrix,      flows, spreads derived from broker
                                                   spread matrix priced to swap curves,   quotes, bid side prices, spreads to
                                                   Trepp commercial mortgage-backed       daily updated swaps curves, TRACE
Commercial mortgage-backed............   $815.6    securities analytics model             reports
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Spreads to daily updated swaps
                                                                                          curves, spreads derived from trade
                                                                                          prices and broker quotes, bid side
                                                                                          prices, new issue data, collateral
                                                                                          performance, analysis of prepayment
                                                   Multi-dimensional attribute-based      speeds, cash flows, collateral loss
                                                   modeling systems, spread matrix        analytics, historical issue analysis,
                                                   priced to swap curves, price quotes    trade data from market makers, TRACE
Other asset-backed....................   $699.2    from market makers, internal models    reports
--------------------------------------------------------------------------------------------------------------------------------

  . Internal models: A portion of our non-U.S. government, U.S. corporate and non-U.S. corporate securities are valued using internal models. The fair value of these fixed maturity securities were $10.6 million, $220.2 million and $88.2 million, respectively, as of December 31, 2016. Internally modeled securities are primarily private fixed maturity securities where we use market observable inputs such as an interest rate yield curve, published credit spreads for similar securities based on the external ratings of the instrument and related industry sector of the issuer. Additionally, we may apply certain price caps and liquidity premiums in the valuation of private fixed maturity securities. Price caps and liquidity premiums are established using inputs from market participants.

   Equity securities. The primary inputs to the valuation include quoted prices for identical assets, or similar assets in markets that are not active.

   Securities lending collateral

   The fair value of securities held as collateral is primarily based on Level 2 inputs from market information for the collateral that is held on our behalf by the custodian. We determine fair value after considering prices obtained by third-party pricing services.

Level 3 measurements

   Fixed maturity securities

  . Internal models: A portion of our U.S. corporate, non-U.S. corporate and residential mortgage-backed securities are valued using internal models. The primary inputs to the valuation of the bond population

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

      include quoted prices for identical assets, or similar assets in markets that are not active, contractual cash flows, duration, call provisions, issuer rating, benchmark yields and credit spreads. Certain private fixed maturity securities are valued using an internal model using market observable inputs such as interest rate yield curve, as well as published credit spreads for similar securities where there are no external ratings of the instrument and include a significant unobservable input. Additionally, we may apply certain price caps and liquidity premiums in the valuation of private fixed maturity securities. Price caps are established using inputs from market participants. For structured securities, the primary inputs to the valuation include quoted prices for identical assets, or similar assets in markets that are not active, contractual cash flows, weighted-average coupon, weighted-average maturity, issuer rating, structure of the security, expected prepayment speeds and volumes, collateral type, current and forecasted loss severity, average delinquency rates, vintage of the loans, geographic region, debt service coverage ratios, payment priority with the tranche, benchmark yields and credit spreads. The fair value of our Level 3 fixed maturity securities priced using internal models was $957.5 million as of December 31, 2016.

  . Broker quotes: A portion of our U.S. corporate, non-U.S. corporate, residential mortgage-backed, commercial mortgage-backed and other asset-backed securities are valued using broker quotes. Broker quotes are obtained from third-party providers that have current market knowledge to provide a reasonable price for securities not routinely priced by third-party pricing services. Brokers utilized for valuation of assets are reviewed annually. The fair value of our Level 3 fixed maturity securities priced by broker quotes was $196.7 million as of December 31, 2016.

   Equity securities. The primary inputs to the valuation include broker quotes where the underlying inputs are unobservable and for internal models, structure of the security and issuer rating.

   GMWB embedded derivatives

   We are required to bifurcate an embedded derivative for certain features associated with annuity products and related reinsurance agreements where we provide a GMWB to the policyholder and are required to record the GMWB embedded derivative at fair value. The valuation of our GMWB embedded derivative is based on an income approach that incorporates inputs such as forward interest rates, equity index volatility, equity index and fund correlation, and policyholder assumptions such as utilization, lapse and mortality. In addition to these inputs, we also consider risk and expense margins when determining the projected cash flows that would be determined by another market participant. While the risk and expense margins are considered in determining fair value, these inputs do not have a significant impact on the valuation. We determine fair value using an internal model based on the various inputs noted above. The resulting fair value measurement from the model is reviewed by the product actuarial, risk and finance professionals each reporting period with changes in fair value also being compared to changes in derivatives and other instruments used to mitigate changes in fair value from certain market risks, such as equity index volatility and interest rates.

   For GMWB liabilities, non-performance risk is integrated into the discount rate. Our discount rate used to determine fair value of our GMWB liabilities includes market credit spreads above U.S. Treasury rates to reflect an adjustment for the non-performance risk of the GMWB liabilities. As of December 31, 2016 and 2015, the impact of non-performance risk resulted in a lower fair value of our GMWB liabilities of $62.1 million and $67.8 million, respectively.

   To determine the appropriate discount rate to reflect the non-performance risk of the GMWB liabilities, we evaluate the non-performance risk in our liabilities based on a hypothetical exit market transaction as there is no

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

exit market for these types of liabilities. A hypothetical exit market can be viewed as a hypothetical transfer of the liability to another similarly rated insurance company which would closely resemble a reinsurance transaction. Another hypothetical exit market transaction can be viewed as a hypothetical transaction from the perspective of the GMWB policyholder. In determining the appropriate discount rate to incorporate non-performance risk of the GMWB liabilities, we also considered the impacts of state guarantees embedded in the related insurance product as a form of inseparable third-party guarantee. We believe that a hypothetical exit market participant would use a similar discount rate as described above to value the liabilities.

   For equity index volatility, we determine the projected equity market volatility using both historical volatility and projected equity market volatility with more significance being placed on projected near-term volatility and recent historical data. Given the different attributes and market characteristics of GMWB liabilities compared to equity index options in the derivative market, the equity index volatility assumption for GMWB liabilities may be different from the volatility assumption for equity index options, especially for the longer dated points on the curve.

   Equity index and fund correlations are determined based on historical price observations for the fund and equity index.

   For policyholder assumptions, we use our expected lapse, mortality and utilization assumptions and update these assumptions for our actual experience, as necessary. For our lapse assumption, we adjust our base lapse assumption by policy based on a combination of the policyholder's current account value and GMWB benefit.

   We classify the GMWB valuation as Level 3 based on having significant unobservable inputs, with equity index volatility and non-performance risk being considered the more significant unobservable inputs. As equity index volatility increases, the fair value of the GMWB liabilities will increase. Any increase in non-performance risk would increase the discount rate and would decrease the fair value of the GMWB liability. Additionally, we consider lapse and utilization assumptions to be significant unobservable inputs. An increase in our lapse assumption would decrease the fair value of the GMWB liability, whereas an increase in our utilization rate would increase the fair value.

   Fixed index annuity embedded derivatives

   We have fixed indexed annuity products where interest is credited to the policyholder's account balance based on equity index changes. This feature is required to be bifurcated as an embedded derivative and recorded at fair value. Fair value is determined using an income approach where the present value of the excess cash flows above the guaranteed cash flows is used to determine the value attributed to the equity index feature. The inputs used in determining the fair value include policyholder behavior (lapses and withdrawals), near-term equity index volatility, expected future interest credited, forward interest rates and an adjustment to the discount rate to incorporate non-performance risk and risk margins. As a result of our assumptions for policyholder behavior and expected future interest credited being considered significant unobservable inputs, we classify these instruments as Level 3. As lapses and withdrawals increase, the value of our embedded derivative liability will decrease. As expected future interest credited decreases, the value of our embedded derivative liability will decrease.

   Indexed universal life embedded derivatives

   We have indexed universal life products where interest is credited to the policyholder's account balance based on equity index changes. This feature is required to be bifurcated as an embedded derivative and recorded

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

at fair value. Fair value is determined using an income approach where the present value of the excess cash flows above the guaranteed cash flows is used to determine the value attributed to the equity index feature. The inputs used in determining the fair value include policyholder behavior (lapses and withdrawals), near-term equity index volatility, expected future interest credited, forward interest rates and an adjustment to the discount rate to incorporate non-performance risk and risk margins. As a result of our assumptions for policyholder behavior and expected future interest credited being considered significant unobservable inputs, we classify these instruments as Level 3. As lapses and withdrawals increase, the value of our embedded derivative liability will decrease. As expected future interest credited decreases, the value of our embedded derivative liability will decrease.

Derivatives

   We consider counterparty collateral arrangements and rights of set-off when evaluating our net credit risk exposure to our derivative counterparties. Accordingly, we are permitted to include consideration of these arrangements when determining whether any incremental adjustment should be made for both the counterparty's and our non-performance risk in measuring fair value for our derivative instruments. As a result of these counterparty arrangements, we determined that any adjustment for credit risk would not be material and we have not recorded any incremental adjustment for our non-performance risk or the non-performance risk of the derivative counterparty for our derivative assets or liabilities. We determine fair value for our derivatives using an income approach with internal models based on relevant market inputs for each derivative instrument. We also compare the fair value determined using our internal model to the valuations provided by our derivative counterparties with any significant differences or changes in valuation being evaluated further by our derivatives professionals that are familiar with the instrument and market inputs used in the valuation.

   Interest rate swaps. The valuation of interest rate swaps is determined using an income approach. The primary input into the valuation represents the forward interest rate swap curve, which is generally considered an observable input, and results in the derivative being classified as Level 2. For certain interest rate swaps, the inputs into the valuation also include the total returns of certain bonds that would primarily be considered an observable input and result in the derivative being classified as Level 2. For certain other swaps, there are features that provide an option to the counterparty to terminate the swap at specified dates. The interest rate volatility input used to value these options would be considered a significant unobservable input and results in the fair value measurement of the derivative being classified as Level 3. These options to terminate the swap by the counterparty are based on forward interest rate swap curves and volatility. As interest rate volatility increases, our valuation of the derivative changes unfavorably.

   Credit default swaps. We have single name credit default swaps. We utilize an income approach to determine fair value based on using current market information for the credit spreads of the reference entity, which is considered observable inputs based on the reference entities of our derivatives and results in these derivatives being classified as Level 2.

   Equity index options. We have equity index options associated with various equity indices. The valuation of equity index options is determined using an income approach. The primary inputs into the valuation represent forward interest rate volatility and time value component associated with the optionality in the derivative, which are considered significant unobservable inputs in most instances. The equity index volatility surface is determined based on market information that is not readily observable and is developed based upon inputs received from several third-party sources. Accordingly, these options are classified as Level 3. As equity index volatility increases, our valuation of these options changes favorably.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Financial futures. The fair value of financial futures is based on the closing exchange prices. Accordingly, these financial futures are classified as Level 1. The period end valuation is zero as a result of settling the margins on these contracts on a daily basis.

   Equity return swaps. The valuation of equity return swaps is determined using an income approach. The primary inputs into the valuation represent the forward interest rate swap curve and underlying equity index values, which are generally considered observable inputs, and results in the derivative being classified as Level 2.

   Limited guarantee. The valuation of the limited guarantee is determined using an income approach. The primary inputs into the valuation represent policyholder behavior, such as lapses and mortality, and future interest rates to project future results to determine the scenarios when the limited guarantee payments, if any, would be required using probability weighted scenarios. As a result of the significant unobservable inputs associated with the assumptions used to project future results, the limited guarantee is classified as Level 3. Genworth Holdings, Inc. provides a limited guarantee to Rivermont I, our wholly-owned subsidiary, whereby Rivermont I is guaranteed to receive a prescribed rate of return on its modified coinsurance agreement assets held by GLAIC. This limited guarantee is accounted for as a derivative that does not qualify for hedge accounting and is carried at fair value.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following tables set forth our assets by class of instrument that are measured at fair value on a recurring basis as of December 31:

                                                                                       2016
                                                                       -------------------------------------
(Amounts in millions)                                                    Total   Level 1   Level 2  Level 3
---------------------                                                  --------- -------- --------- --------
Assets
    Investments:
       Fixed maturity securities:
          U.S. government, agencies and government-sponsored
           enterprises................................................ $   954.7 $     -- $   954.7 $     --
          State and political subdivisions............................     624.0       --     624.0       --
          Non-U.S. government.........................................     169.0       --     169.0       --
          U.S. corporate:
             Utilities................................................   1,067.6       --     822.4    245.2
             Energy...................................................     614.9       --     562.8     52.1
             Finance and insurance....................................   1,167.0       --     985.4    181.6
             Consumer--non-cyclical...................................     885.9       --     857.2     28.7
             Technology and communications............................     528.5       --     528.5       --
             Industrial...............................................     245.7       --     245.7       --
             Capital goods............................................     534.8       --     503.3     31.5
             Consumer--cyclical.......................................     339.3       --     270.2     69.1
             Transportation...........................................     321.6       --     263.3     58.3
             Other....................................................     163.1       --      90.3     72.8
                                                                       --------- -------- --------- --------
             Total U.S. corporate.....................................   5,868.4       --   5,129.1    739.3
                                                                       --------- -------- --------- --------
          Non-U.S. corporate:
             Utilities................................................     123.3       --      41.6     81.7
             Energy...................................................     246.7       --     193.8     52.9
             Finance and insurance....................................     399.5       --     354.6     44.9
             Consumer--non-cyclical...................................     133.6       --      88.3     45.3
             Technology and communications............................     188.9       --     176.4     12.5
             Industrial...............................................     189.8       --     173.5     16.3
             Capital goods............................................     118.3       --      69.3     49.0
             Consumer--cyclical.......................................      45.3       --      40.6      4.7
             Transportation...........................................     144.5       --     107.1     37.4
             Other....................................................     359.1       --     355.5      3.6
                                                                       --------- -------- --------- --------
             Total non-U.S. corporate.................................   1,949.0       --   1,600.7    348.3
                                                                       --------- -------- --------- --------
          Residential mortgage-backed.................................   1,267.3       --   1,263.2      4.1
          Commercial mortgage-backed..................................     825.2       --     815.6      9.6
          Other asset-backed..........................................     752.1       --     699.2     52.9
                                                                       --------- -------- --------- --------
          Total fixed maturity securities.............................  12,409.7       --  11,255.5  1,154.2
                                                                       --------- -------- --------- --------
       Equity securities..............................................      53.3     30.1       7.4     15.8
                                                                       --------- -------- --------- --------
       Other invested assets:
          Trading securities..........................................     259.1       --     259.1       --
          Derivative assets:
             Interest rate swaps......................................       0.2       --       0.2       --
             Equity index options.....................................      72.0       --        --     72.0
             Limited guarantee........................................       0.5       --        --      0.5
                                                                       --------- -------- --------- --------
             Total derivative assets..................................      72.7       --       0.2     72.5
                                                                       --------- -------- --------- --------
          Securities lending collateral...............................      89.0       --      89.0       --
                                                                       --------- -------- --------- --------
          Total other invested assets.................................     420.8       --     348.3     72.5
                                                                       --------- -------- --------- --------
    Reinsurance recoverable/(1)/......................................      13.3       --        --     13.3
    Separate account assets...........................................   6,704.4  6,704.4        --       --
                                                                       --------- -------- --------- --------
             Total assets............................................. $19,601.5 $6,734.5 $11,611.2 $1,255.8
                                                                       ========= ======== ========= ========

--------
/(1)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


                                                                                       2015
                                                                       -------------------------------------
(Amounts in millions)                                                    Total   Level 1   Level 2  Level 3
---------------------                                                  --------- -------- --------- --------
Assets
    Investments:
       Fixed maturity securities:
          U.S. government, agencies and government-sponsored
           enterprises................................................ $   961.4 $     -- $   961.4 $     --
          State and political subdivisions............................     612.5       --     612.5       --
          Non-U.S.government..........................................     172.2       --     172.2       --
          U.S. corporate:
             Utilities................................................     805.0       --     601.7    203.3
             Energy...................................................     661.6       --     589.4     72.2
             Finance and insurance....................................   1,133.1       --     957.9    175.2
             Consumer--non-cyclical...................................     796.3       --     771.5     24.8
             Technology and communications............................     471.2       --     471.2       --
             Industrial...............................................     255.6       --     246.7      8.9
             Capital goods............................................     409.0       --     373.2     35.8
             Consumer--cyclical.......................................     436.1       --     349.6     86.5
             Transportation...........................................     289.1       --     250.1     39.0
             Other....................................................     166.4       --      97.6     68.8
                                                                       --------- -------- --------- --------
             Total U.S. corporate.....................................   5,423.4       --   4,708.9    714.5
                                                                       --------- -------- --------- --------
          Non-U.S. corporate:
             Utilities................................................     127.7       --      61.8     65.9
             Energy...................................................     297.0       --     226.9     70.1
             Finance and insurance....................................     425.7       --     369.8     55.9
             Consumer--non-cyclical...................................     161.1       --     125.7     35.4
             Technology and communications............................     222.1       --     214.6      7.5
             Industrial...............................................     241.0       --     211.0     30.0
             Capital goods............................................     127.7       --      62.3     65.4
             Consumer--cyclical.......................................      56.6       --      51.4      5.2
             Transportation...........................................     137.2       --     113.6     23.6
             Other....................................................     202.5       --     174.9     27.6
                                                                       --------- -------- --------- --------
             Total non-U.S. corporate.................................   1,998.6       --   1,612.0    386.6
                                                                       --------- -------- --------- --------
          Residential mortgage-backed.................................   1,574.0       --   1,543.9     30.1
          Commercial mortgage-backed..................................     777.3       --     771.7      5.6
          Other asset-backed..........................................     908.4       --     519.8    388.6
                                                                       --------- -------- --------- --------
          Total fixed maturity securities.............................  12,427.8       --  10,902.4  1,525.4
                                                                       --------- -------- --------- --------
       Equity securities..............................................      54.8     38.0       1.0     15.8
                                                                       --------- -------- --------- --------
       Other invested assets:
          Trading securities..........................................     442.3       --     442.3       --
          Derivative assets:
             Interest rate swaps......................................       0.7       --       0.7       --
             Credit default swaps.....................................       0.1       --       0.1       --
             Equity index options.....................................      28.3       --        --     28.3
             Equity return swaps......................................       2.1       --       2.1       --
             Limited guarantee........................................       3.8       --        --      3.8
                                                                       --------- -------- --------- --------
             Total derivative assets..................................      35.0       --       2.9     32.1
                                                                       --------- -------- --------- --------
          Securities lending collateral...............................      95.7       --      95.7       --
                                                                       --------- -------- --------- --------
          Total other invested assets.................................     573.0       --     540.9     32.1
                                                                       --------- -------- --------- --------
    Other assets/(1)/.................................................      38.9       --      38.9       --
    Reinsurance recoverable/(2)/......................................      14.1       --        --     14.1
    Separate account assets...........................................   7,228.9  7,228.9        --       --
                                                                       --------- -------- --------- --------
             Total assets............................................. $20,337.5 $7,266.9 $11,483.2 $1,587.4
                                                                       ========= ======== ========= ========

--------
/(1)/Represents embedded derivatives associated with certain reinsurance agreements.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   We review the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1, which primarily represents mutual fund investments, we typically do not have any transfers between Level 1 and Level 2 measurement categories and did not have any such transfers during any period presented.

   Our assessment of whether or not there were significant unobservable inputs related to fixed maturity securities was based on our observations obtained through the course of managing our investment portfolio, including interaction with other market participants, observations related to the availability and consistency of pricing and/or rating, and understanding of general market activity such as new issuance and the level of secondary market trading for a class of securities. Additionally, we considered data obtained from third-party pricing sources to determine whether our estimated values incorporate significant unobservable inputs that would result in the valuation being classified as Level 3.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following tables present additional information about assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

                                                 Total realized and
                                                 unrealized gains
                                      Beginning      (losses)
                                       balance   ----------------
                                        as of    Included                                                     Transfer
                                      January 1,  in net   Included                                             into
(Amounts in millions)                    2016      loss     in OCI  Purchases  Sales   Issuances Settlements Level 3/(1)/
---------------------                 ---------- --------  -------- --------- -------  --------- ----------- -----------
Fixed maturity securities:
   U.S. corporate:
         Utilities...................  $  203.3   $  --     $(1.7)   $ 57.5   $  (5.5)   $ --      $  (7.7)    $ 25.5
         Energy......................      72.2      --      (1.8)     10.0        --      --         (7.3)        --
         Finance and
          insurance..................     175.2     0.7      (2.1)     21.0      (5.0)     --         (8.1)      14.2
         Consumer--
          non-cyclical...............      24.8      --       0.8       8.0      (4.9)     --           --         --
         Industrial..................       8.9     1.9       0.1        --        --      --        (10.9)        --
         Capital goods...............      35.8     0.4       0.7       8.7      (4.2)     --         (4.5)       0.7
         Consumer--cyclical..........      86.5     1.8      (0.8)       --      (4.7)     --        (28.0)      14.3
         Transportation..............      39.0      --      (2.4)     24.9        --      --         (3.2)        --
         Other.......................      68.8      --      (2.7)       --        --      --         (3.7)      14.0
                                       --------   -----     -----    ------   -------    ----      -------     ------
         Total U.S. corporate........     714.5     4.8      (9.9)    130.1     (24.3)     --        (73.4)      68.7
                                       --------   -----     -----    ------   -------    ----      -------     ------
   Non-U.S. corporate:
         Utilities...................      65.9      --      (0.6)     21.5      (5.1)     --           --         --
         Energy......................      70.1      --       9.6        --     (16.0)     --        (10.8)        --
         Finance and
          insurance..................      55.9      --        --      10.0      (1.0)     --        (20.0)        --
         Consumer--
          non-cyclical...............      35.4      --       1.5        --      (3.0)     --         (0.7)      12.1
         Technology and
          communications.............       7.5      --        --       7.0      (2.0)     --           --         --
         Industrial..................      30.0      --       2.1        --     (20.9)     --           --        5.1
         Capital goods...............      65.4      --       1.1        --        --      --         (1.9)        --
         Consumer--cyclical..........       5.2      --       0.1        --        --      --         (0.6)        --
         Transportation..............      23.6      --      (1.7)      6.0        --      --           --        9.5
         Other.......................      27.6    (2.4)      1.5        --     (13.2)     --         (0.4)        --
                                       --------   -----     -----    ------   -------    ----      -------     ------
         Total non-U.S.
          corporate..................     386.6    (2.4)     13.6      44.5     (61.2)     --        (34.4)      26.7
                                       --------   -----     -----    ------   -------    ----      -------     ------
   Residential mortgage-backed.......      30.1    (0.1)      0.3        --      (9.1)     --         (3.7)        --
   Commercial mortgage-backed........       5.6      --      (1.6)      0.1        --      --         (2.5)      11.1
   Other asset-backed................     388.6    (1.3)     (0.4)       --      (1.3)     --         (3.1)      14.6
                                       --------   -----     -----    ------   -------    ----      -------     ------
   Total fixed maturity securities...   1,525.4     1.0       2.0     174.7     (95.9)     --       (117.1)     121.1
                                       --------   -----     -----    ------   -------    ----      -------     ------
Equity securities....................      15.8      --        --        --        --      --           --         --
                                       --------   -----     -----    ------   -------    ----      -------     ------
Other invested assets:
   Derivative assets:
      Equity index options...........      28.3    11.5        --      64.5     (32.3)     --           --         --
      Limited guarantee..............       3.8    (3.3)       --        --        --      --           --         --
                                       --------   -----     -----    ------   -------    ----      -------     ------
      Total derivative assets........      32.1     8.2        --      64.5     (32.3)     --           --         --
                                       --------   -----     -----    ------   -------    ----      -------     ------
   Total other invested assets.......      32.1     8.2        --      64.5     (32.3)     --           --         --
                                       --------   -----     -----    ------   -------    ----      -------     ------
Reinsurance recoverable/(2)/.........      14.1    (2.6)       --        --        --     1.8           --         --
                                       --------   -----     -----    ------   -------    ----      -------     ------
Total Level 3 assets.................  $1,587.4   $ 6.6     $ 2.0    $239.2   $(128.2)   $1.8      $(117.1)    $121.1
                                       ========   =====     =====    ======   =======    ====      =======     ======

                                                                Total gains
                                                                  (losses)
                                                      Ending    included in
                                                     balance      net loss
                                       Transfer       as of     attributable
                                        out of     December 31,  to assets
(Amounts in millions)                 Level 3/(1)/     2016      still held
---------------------                 -----------  ------------ ------------
Fixed maturity securities:
   U.S. corporate:
         Utilities...................   $ (26.2)     $  245.2      $  --
         Energy......................     (21.0)         52.1         --
         Finance and
          insurance..................     (14.3)        181.6        0.2
         Consumer--
          non-cyclical...............        --          28.7         --
         Industrial..................        --            --         --
         Capital goods...............      (6.1)         31.5        0.1
         Consumer--cyclical..........        --          69.1         --
         Transportation..............        --          58.3         --
         Other.......................      (3.6)         72.8         --
                                        -------      --------      -----
         Total U.S. corporate........     (71.2)        739.3        0.3
                                        -------      --------      -----
   Non-U.S. corporate:
         Utilities...................        --          81.7         --
         Energy......................        --          52.9         --
         Finance and
          insurance..................        --          44.9         --
         Consumer--
          non-cyclical...............        --          45.3         --
         Technology and
          communications.............        --          12.5         --
         Industrial..................        --          16.3         --
         Capital goods...............     (15.6)         49.0         --
         Consumer--cyclical..........        --           4.7         --
         Transportation..............        --          37.4         --
         Other.......................      (9.5)          3.6       (0.3)
                                        -------      --------      -----
         Total non-U.S.
          corporate..................     (25.1)        348.3       (0.3)
                                        -------      --------      -----
   Residential mortgage-backed.......     (13.4)          4.1         --
   Commercial mortgage-backed........      (3.1)          9.6         --
   Other asset-backed................    (344.2)         52.9         --
                                        -------      --------      -----
   Total fixed maturity securities...    (457.0)      1,154.2         --
                                        -------      --------      -----
Equity securities....................        --          15.8         --
                                        -------      --------      -----
Other invested assets:
   Derivative assets:
      Equity index options...........        --          72.0       12.5
      Limited guarantee..............        --           0.5       (3.3)
                                        -------      --------      -----
      Total derivative assets........        --          72.5        9.2
                                        -------      --------      -----
   Total other invested assets.......        --          72.5        9.2
                                        -------      --------      -----
Reinsurance recoverable/(2)/.........        --          13.3       (2.6)
                                        -------      --------      -----
Total Level 3 assets.................   $(457.0)     $1,255.8      $ 6.6
                                        =======      ========      =====

--------
/(1)/The transfers into and out of Level 3 for fixed maturity securities were related to changes in the primary pricing source and changes in the observability of external information used in determining the fair value, such as external ratings or credit spreads, as well as changes in the industry sectors assigned to specific securities. Most significantly, the majority of the transfers out of Level 3 related to a reclassification of collateralized loan obligation securities previously valued using a broker priced source to now being valued using third-party pricing services.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


                                                      Total
                                                  realized and
                                                unrealized gains
                                     Beginning      (losses)
                                      balance   ----------------
                                       as of    Included                                                    Transfer
                                     January 1,  in net  Included                                             into
(Amounts in millions)                   2015      loss    in OCI  Purchases  Sales   Issuances Settlements Level 3/(1)/
---------------------                ---------- -------- -------- --------- -------  --------- ----------- -----------
Fixed maturity securities:
   State and political
    subdivisions....................  $    5.1   $   --   $   --   $   --   $    --    $ --      $    --     $   --
   U.S. corporate:
      Utilities.....................     199.3       --     (3.2)     9.0        --      --         (1.8)        --
      Energy........................      83.8       --     (3.4)      --      (4.1)     --         (4.1)        --
      Finance and insurance.........     117.5      0.5     (1.9)    35.0        --      --         (4.5)      36.6
      Consumer--non-cyclical........      46.8       --      0.1       --        --      --        (12.0)        --
      Industrial....................        --       --     (0.1)     9.0        --      --           --         --
      Capital goods.................      32.3      0.1     (1.6)     7.8      (2.8)     --           --         --
      Consumer--cyclical............     124.2       --     (4.8)    20.0        --      --         (4.9)       0.5
      Transportation................      68.4       --     (0.4)      --        --      --        (17.5)        --
      Other.........................      72.8       --     (0.7)      --        --      --         (3.3)        --
                                      --------   ------   ------   ------   -------    ----      -------     ------
      Total U.S. corporate..........     745.1      0.6    (16.0)    80.8      (6.9)     --        (48.1)      37.1
                                      --------   ------   ------   ------   -------    ----      -------     ------
   Non-U.S. corporate:
      Utilities.....................      76.4       --     (0.5)    10.0        --      --        (20.0)        --
      Energy........................     101.6     (0.3)    (6.1)      --      (4.7)     --        (20.4)        --
      Finance and insurance.........      78.1      2.4     (1.7)      --        --      --        (21.4)        --
      Consumer--non-cyclical........      39.1       --     (2.0)     9.0        --      --        (10.7)        --
      Technology and
       communications...............        --       --     (0.5)     8.0        --      --           --         --
      Industrial....................      50.3       --     (1.0)     1.0        --      --         (4.0)        --
      Capital goods.................      72.6       --     (2.2)      --        --      --         (5.0)        --
      Consumer--cyclical............      15.8       --     (0.4)      --        --      --           --       15.0
      Transportation................      31.9       --     (0.3)      --        --      --         (8.0)        --
      Other.........................      27.6       --      0.7       --        --      --         (0.7)        --
                                      --------   ------   ------   ------   -------    ----      -------     ------
      Total non-U.S. corporate......     493.4      2.1    (14.0)    28.0      (4.7)     --        (90.2)      15.0
                                      --------   ------   ------   ------   -------    ----      -------     ------
   Residential mortgage-backed......      12.9     (0.2)    (0.4)    13.8        --      --         (4.0)      18.0
   Commercial mortgage-backed.......       1.0       --     (0.4)     9.3        --      --         (0.8)      10.0
   Other asset-backed...............     553.4     (1.1)     1.8     54.0    (172.4)     --        (75.9)      74.9
                                      --------   ------   ------   ------   -------    ----      -------     ------
   Total fixed maturity securities..   1,810.9      1.4    (29.0)   185.9    (184.0)     --       (219.0)     155.0
                                      --------   ------   ------   ------   -------    ----      -------     ------
Equity securities...................      15.9       --     (0.1)      --        --      --           --         --
                                      --------   ------   ------   ------   -------    ----      -------     ------
Other invested assets:
   Derivative assets:
    Equity index options............      14.3    (23.1)      --     37.1        --      --           --         --
    Limited guarantee...............       5.2     (1.4)      --       --        --      --           --         --
                                      --------   ------   ------   ------   -------    ----      -------     ------
    Total derivative assets.........      19.5    (24.5)      --     37.1        --      --           --         --
                                      --------   ------   ------   ------   -------    ----      -------     ------
   Total other invested assets......      19.5    (24.5)      --     37.1        --      --           --         --
                                      --------   ------   ------   ------   -------    ----      -------     ------
Reinsurance recoverable/(2)/........      10.9      1.2       --       --        --     2.0           --         --
                                      --------   ------   ------   ------   -------    ----      -------     ------
Total Level 3 assets................  $1,857.2   $(21.9)  $(29.1)  $223.0   $(184.0)   $2.0      $(219.0)    $155.0
                                      ========   ======   ======   ======   =======    ====      =======     ======

                                                               Total gains
                                                                 (losses)
                                                     Ending    included in
                                                    balance      net loss
                                      Transfer       as of     attributable
                                       out of     December 31,  to assets
(Amounts in millions)                Level 3/(1)/     2015      still held
---------------------                -----------  ------------ ------------
Fixed maturity securities:
   State and political
    subdivisions....................   $  (5.1)     $     --      $  --
   U.S. corporate:
      Utilities.....................        --         203.3         --
      Energy........................        --          72.2         --
      Finance and insurance.........      (8.0)        175.2        0.5
      Consumer--non-cyclical........     (10.1)         24.8         --
      Industrial....................        --           8.9         --
      Capital goods.................        --          35.8        0.1
      Consumer--cyclical............     (48.5)         86.5         --
      Transportation................     (11.5)         39.0         --
      Other.........................        --          68.8         --
                                       -------      --------      -----
      Total U.S. corporate..........     (78.1)        714.5        0.6
                                       -------      --------      -----
   Non-U.S. corporate:
      Utilities.....................        --          65.9         --
      Energy........................        --          70.1       (0.3)
      Finance and insurance.........      (1.5)         55.9         --
      Consumer--non-cyclical........        --          35.4         --
      Technology and
       communications...............        --           7.5         --
      Industrial....................     (16.3)         30.0         --
      Capital goods.................        --          65.4         --
      Consumer--cyclical............     (25.2)          5.2         --
      Transportation................        --          23.6         --
      Other.........................        --          27.6         --
                                       -------      --------      -----
      Total non-U.S. corporate......     (43.0)        386.6       (0.3)
                                       -------      --------      -----
   Residential mortgage-backed......     (10.0)         30.1       (0.2)
   Commercial mortgage-backed.......     (13.5)          5.6         --
   Other asset-backed...............     (46.1)        388.6       (1.6)
                                       -------      --------      -----
   Total fixed maturity securities..    (195.8)      1,525.4       (1.5)
                                       -------      --------      -----
Equity securities...................        --          15.8         --
                                       -------      --------      -----
Other invested assets:
   Derivative assets:
    Equity index options............        --          28.3       (2.6)
    Limited guarantee...............        --           3.8       (1.4)
                                       -------      --------      -----
    Total derivative assets.........        --          32.1       (4.0)
                                       -------      --------      -----
   Total other invested assets......        --          32.1       (4.0)
                                       -------      --------      -----
Reinsurance recoverable/(2)/........        --          14.1        1.2
                                       -------      --------      -----
Total Level 3 assets................   $(195.8)     $1,587.4      $(4.3)
                                       =======      ========      =====

--------
/(1)/The transfers into and out of Level 3 for fixed maturity securities were related to changes in the primary pricing source and changes in the observability of external information used in determining the fair value, such as external ratings or credit spreads, as well as changes in the industry sectors assigned to specific securities.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


                                              Total realized and
                                              unrealized gains
                                   Beginning      (losses)
                                    balance   ----------------
                                     as of    Included                                                    Transfer
                                   January 1,  in net   Included                                            into
(Amounts in millions)                 2014      loss     in OCI  Purchases  Sales  Issuances Settlements Level 3/(1)/
---------------------              ---------- --------  -------- --------- ------  --------- ----------- -----------
Fixed maturity securities:
   State and political
    subdivisions..................  $     --   $   --    $ 0.1    $  5.0   $   --    $ --      $    --     $   --
   Non-U.S. government............      10.9       --      0.1        --       --      --           --         --
   U.S. corporate:
      Utilities...................     192.4     (0.1)     3.8        --       --      --         (3.4)      17.9
      Energy......................     100.7     (0.1)     0.4        --       --      --         (1.1)        --
      Finance and insurance.......      58.6      1.0      0.8      10.8     (0.8)     --         (2.8)      53.1
      Consumer--
       non-cyclical...............      56.0      2.1     (2.7)       --       --      --        (18.6)      10.0
      Technology and
       communications.............      10.7      0.1      0.4        --    (10.1)     --         (1.1)        --
      Industrial..................       8.8      0.9     (0.1)       --       --      --         (7.7)       0.1
      Capital goods...............      18.2      0.1      0.5       8.0       --      --           --        5.5
      Consumer--cyclical..........     131.1       --      1.6      12.0       --      --        (20.5)        --
      Transportation..............      80.3       --     (0.6)     10.0       --      --         (5.0)        --
      Other.......................      74.3       --      3.2       8.3       --      --         (3.1)       0.1
                                    --------   ------    -----    ------   ------    ----      -------     ------
      Total U.S. corporate........     731.1      4.0      7.3      49.1    (10.9)     --        (63.3)      86.7
                                    --------   ------    -----    ------   ------    ----      -------     ------
   Non-U.S. corporate:
      Utilities...................      54.8       --      1.7      16.0       --      --           --        3.9
      Energy......................      98.3       --     (4.7)     22.0       --      --        (19.1)       5.1
      Finance and insurance.......      62.7      0.1      0.2      10.0       --      --         (0.2)       5.3
      Consumer--
       non-cyclical...............      66.8      0.2      0.9        --       --      --        (28.8)        --
      Industrial..................      49.3       --      1.1        --       --      --           --         --
      Capital goods...............      77.7      0.7     (1.6)     15.0    (13.0)     --        (10.7)       4.5
      Consumer--cyclical..........      18.6       --      0.3        --       --      --         (3.0)        --
      Transportation..............      47.6       --     (0.7)       --       --      --        (15.0)        --
      Other.......................      40.1       --     (5.5)       --       --      --        (17.0)      10.0
                                    --------   ------    -----    ------   ------    ----      -------     ------
      Total non-U.S.
       corporate..................     515.9      1.0     (8.3)     63.0    (13.0)     --        (93.8)      28.8
                                    --------   ------    -----    ------   ------    ----      -------     ------
   Residential
    mortgage-backed...............       4.9     (0.1)     0.2      15.5       --      --         (4.0)        --
   Commercial
    mortgage-backed...............       2.3       --      0.5        --       --      --         (1.6)        --
   Other asset-backed.............     390.2      0.7      2.3     112.1       --      --        (50.0)     103.5
                                    --------   ------    -----    ------   ------    ----      -------     ------
   Total fixed maturity
    securities....................   1,655.3      5.6      2.2     244.7    (23.9)     --       (212.7)     219.0
                                    --------   ------    -----    ------   ------    ----      -------     ------
Equity securities.................      20.7       --      0.2        --     (5.0)     --           --         --
                                    --------   ------    -----    ------   ------    ----      -------     ------
Other invested assets:
   Derivative assets:
    Equity index options..........      10.9    (28.0)      --      31.4       --      --           --         --
    Limited guarantee.............        --      5.2       --        --       --      --           --         --
                                    --------   ------    -----    ------   ------    ----      -------     ------
      Total derivative assets.....      10.9    (22.8)      --      31.4       --      --           --         --
                                    --------   ------    -----    ------   ------    ----      -------     ------
   Total other invested assets....      10.9    (22.8)      --      31.4       --      --           --         --
                                    --------   ------    -----    ------   ------    ----      -------     ------
Reinsurance recoverable/(2)/......      (0.7)     9.3       --        --       --     2.3           --         --
                                    --------   ------    -----    ------   ------    ----      -------     ------
Total Level 3 assets..............  $1,686.2   $ (7.9)   $ 2.4    $276.1   $(28.9)   $2.3      $(212.7)    $219.0
                                    ========   ======    =====    ======   ======    ====      =======     ======

                                                             Total gains
                                                               (losses)
                                                   Ending    included in
                                                  balance      net loss
                                    Transfer       as of     attributable
                                     out of     December 31,  to assets
(Amounts in millions)              Level 3/(1)/     2014      still held
---------------------              -----------  ------------ ------------
Fixed maturity securities:
   State and political
    subdivisions..................   $   --       $    5.1      $   --
   Non-U.S. government............    (11.0)            --          --
   U.S. corporate:
      Utilities...................    (11.3)         199.3        (0.1)
      Energy......................    (16.1)          83.8        (0.1)
      Finance and insurance.......     (3.2)         117.5         0.8
      Consumer--
       non-cyclical...............       --           46.8          --
      Technology and
       communications.............       --             --          --
      Industrial..................     (2.0)            --          --
      Capital goods...............       --           32.3         0.1
      Consumer--cyclical..........       --          124.2          --
      Transportation..............    (16.3)          68.4          --
      Other.......................    (10.0)          72.8          --
                                     ------       --------      ------
      Total U.S. corporate........    (58.9)         745.1         0.7
                                     ------       --------      ------
   Non-U.S. corporate:
      Utilities...................       --           76.4          --
      Energy......................       --          101.6          --
      Finance and insurance.......       --           78.1         0.1
      Consumer--
       non-cyclical...............       --           39.1          --
      Industrial..................     (0.1)          50.3          --
      Capital goods...............       --           72.6          --
      Consumer--cyclical..........     (0.1)          15.8          --
      Transportation..............       --           31.9          --
      Other.......................       --           27.6          --
                                     ------       --------      ------
      Total non-U.S.
       corporate..................     (0.2)         493.4         0.1
                                     ------       --------      ------
   Residential
    mortgage-backed...............     (3.6)          12.9          --
   Commercial
    mortgage-backed...............     (0.2)           1.0          --
   Other asset-backed.............     (5.4)         553.4         0.5
                                     ------       --------      ------
   Total fixed maturity
    securities....................    (79.3)       1,810.9         1.3
                                     ------       --------      ------
Equity securities.................       --           15.9          --
                                     ------       --------      ------
Other invested assets:
   Derivative assets:
    Equity index options..........       --           14.3       (24.6)
    Limited guarantee.............       --            5.2         5.2
                                     ------       --------      ------
      Total derivative assets.....       --           19.5       (19.4)
                                     ------       --------      ------
   Total other invested assets....       --           19.5       (19.4)
                                     ------       --------      ------
Reinsurance recoverable/(2)/......       --           10.9         9.3
                                     ------       --------      ------
Total Level 3 assets..............   $(79.3)      $1,857.2      $ (8.8)
                                     ======       ========      ======

--------
/(1)/The transfers into and out of Level 3 for fixed maturity securities were related to changes in the primary pricing source and changes in the observability of external information used in determining the fair value, such as external ratings or credit spreads.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table presents the gains and losses included in net loss from assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value and the related income statement line item in which these gains and losses were presented for the years ended December 31:

(Amounts in millions)                                                         2016  2015    2014
---------------------                                                         ---- ------  ------
Total realized and unrealized gains (losses) included in net loss:
   Net investment income..................................................... $4.7 $  4.1  $  5.5
   Net investment gains (losses).............................................  1.9  (26.0)  (13.4)
                                                                              ---- ------  ------
       Total................................................................. $6.6 $(21.9) $ (7.9)
                                                                              ==== ======  ======
Total gains (losses) included in net loss attributable to assets still held:
   Net investment income..................................................... $0.3 $  1.2  $  1.3
   Net investment gains (losses).............................................  6.3   (5.5)  (10.1)
                                                                              ---- ------  ------
       Total................................................................. $6.6 $ (4.3) $ (8.8)
                                                                              ==== ======  ======

   The amount presented for unrealized gains (losses) included in net loss for available-for-sale securities represents impairments and accretion on certain fixed maturity securities.

   The following table presents a summary of the significant unobservable inputs used for certain asset fair value measurements that are based on internal models and classified as Level 3 as of December 31, 2016:

                                         Valuation
(Amounts in millions)                    technique    Fair value Unobservable input       Range       Weighted-average
---------------------                 --------------- ---------- ------------------ ----------------- ----------------
Assets
    Fixed maturity securities:
     U.S. corporate:
       Utilities..................... Internal models   $242.2     Credit spreads    92bps - 405bps        140bps
       Energy........................ Internal models     16.9     Credit spreads    109bps - 226bps       196bps
       Finance and insurance......... Internal models    162.5     Credit spreads    100bps - 370bps       191bps
       Consumer--non-cyclical........ Internal models     28.7     Credit spreads    148bps - 247bps       206bps
       Capital goods................. Internal models     31.5     Credit spreads    79bps - 257bps        169bps
       Consumer--cyclical............ Internal models     55.4     Credit spreads    79bps - 296bps        207bps
       Transportation................ Internal models     56.6     Credit spreads    79bps - 175bps        139bps
       Other......................... Internal models     59.7     Credit spreads    89bps - 173bps        109bps
                                                        ------
       Total U.S. corporate.......... Internal models   $653.5     Credit spreads    79bps - 405bps        161bps
----------------------------------------------------------------------------------------------------------------------
    Non-U.S. corporate:
       Utilities..................... Internal models   $ 75.7     Credit spreads     101bps - 156bps      126bps
       Energy........................ Internal models     35.8     Credit spreads     117bps - 148bps      139bps
       Finance and insurance......... Internal models     44.9     Credit spreads    138bps - 223bps       148bps
       Consumer--non-cyclical........ Internal models     33.7     Credit spreads    162bps - 232bps       199bps
       Technology and
        communications............... Internal models     12.5     Credit spreads    162bps - 274bps       211bps
       Industrial.................... Internal models     16.3     Credit spreads    117bps - 226bps       186bps
       Capital goods................. Internal models     35.0     Credit spreads    137bps - 186bps       160bps
       Consumer--cyclical............ Internal models      4.7     Credit spreads        121bps        Not applicable
       Transportation................ Internal models     28.0     Credit spreads    100bps - 250bps       133bps
       Other......................... Internal models      2.8     Credit spreads       1,000bps       Not applicable
                                                        ------
       Total non-U.S. corporate...... Internal models   $289.4     Credit spreads   100bps - 1,000bps      160bps
----------------------------------------------------------------------------------------------------------------------
    Derivative assets:
       Equity index options..........   Discounted                  Equity index
                                        cash flows      $ 72.0       volatility         --% - 26%            17%
----------------------------------------------------------------------------------------------------------------------

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Certain classes of instruments classified as Level 3 are excluded above as a result of not being material or due to limitations in being able to obtain the underlying inputs used by certain third-party sources, such as broker quotes, used as an input in determining fair value.

   The following tables set forth our liabilities by class of instrument that are measured at fair value on a recurring basis as of December 31:

                                                                     2016
                                                        ------------------------------
(Amounts in millions)                                   Total  Level 1 Level 2 Level 3
---------------------                                   ------ ------- ------- -------
Liabilities
   Policyholder account balances:
       GMWB embedded derivatives/(1) /................. $261.0   $--    $ --   $261.0
       Fixed index annuity embedded derivatives........  341.0    --      --    341.0
       Indexed universal life embedded derivatives.....   11.5    --      --     11.5
                                                        ------   ---    ----   ------
       Total policyholder account balances.............  613.5    --      --    613.5
                                                        ------   ---    ----   ------
   Derivative liabilities:
       Equity return swaps.............................    1.1    --     1.1       --
                                                        ------   ---    ----   ------
       Total derivative liabilities....................    1.1    --     1.1       --
                                                        ------   ---    ----   ------
          Total liabilities............................ $614.6   $--    $1.1   $613.5
                                                        ======   ===    ====   ======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

                                                                     2015
                                                        ------------------------------
(Amounts in millions)                                   Total  Level 1 Level 2 Level 3
---------------------                                   ------ ------- ------- -------
Liabilities
   Policyholder account balances:
       GMWB embedded derivatives/(1)/.................. $305.1   $--    $ --   $305.1
       Fixed index annuity embedded derivatives........  338.6    --      --    338.6
       Indexed universal life embedded derivatives.....   10.0    --      --     10.0
                                                        ------   ---    ----   ------
       Total policyholder account balances.............  653.7    --      --    653.7
                                                        ------   ---    ----   ------
   Derivative liabilities:
       Interest rate swaps.............................    0.2    --     0.2       --
       Equity index options............................    0.3    --      --      0.3
                                                        ------   ---    ----   ------
       Total derivative liabilities....................    0.5    --     0.2      0.3
                                                        ------   ---    ----   ------
          Total liabilities............................ $654.2   $--    $0.2   $654.0
                                                        ======   ===    ====   ======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following tables present additional information about liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

                                           Total realized
                                           and unrealized
                               Beginning   (gains) losses                                                               Ending
                                balance   -----------------                                                            balance
                                 as of    Included                                                 Transfer Transfer    as of
                               January 1,  in net  Included                                          into    out of  December 31,
(Amounts in millions)             2016      loss    in OCI  Purchases Sales  Issuances Settlements Level 3  Level 3      2016
---------------------          ---------- -------- -------- --------- -----  --------- ----------- -------- -------- ------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1)/.........   $305.1    $(71.1)   $--      $ --    $  --    $27.0     $   --      $--      $--       $261.0
    Fixed index annuity
     embedded
     derivatives..............    338.6      22.0     --        --       --     10.3      (29.9)      --       --        341.0
    Indexed universal life
     embedded
     derivatives..............     10.0      (9.7)    --        --       --     11.2         --       --       --         11.5
                                 ------    ------    ---      ----    -----    -----     ------      ---      ---       ------
    Total policyholder
     account balances.........    653.7     (58.8)    --        --       --     48.5      (29.9)      --       --        613.5
                                 ------    ------    ---      ----    -----    -----     ------      ---      ---       ------
Derivative liabilities:
    Equity index options......      0.3      (0.3)    --       0.1     (0.1)      --         --       --       --           --
                                 ------    ------    ---      ----    -----    -----     ------      ---      ---       ------
    Total derivative
     liabilities..............      0.3      (0.3)    --       0.1     (0.1)      --         --       --       --           --
                                 ------    ------    ---      ----    -----    -----     ------      ---      ---       ------
Total Level 3 liabilities.....   $654.0    $(59.1)   $--      $0.1    $(0.1)   $48.5     $(29.9)     $--      $--       $613.5
                                 ======    ======    ===      ====    =====    =====     ======      ===      ===       ======

                               Total (gains)
                                   losses
                                included in
                                  net loss
                                attributable
                               to liabilities
(Amounts in millions)            still held
---------------------          --------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1)/.........     $(65.8)
    Fixed index annuity
     embedded
     derivatives..............       22.0
    Indexed universal life
     embedded
     derivatives..............       (9.7)
                                   ------
    Total policyholder
     account balances.........      (53.5)
                                   ------
Derivative liabilities:
    Equity index options......         --
                                   ------
    Total derivative
     liabilities..............         --
                                   ------
Total Level 3 liabilities.....     $(53.5)
                                   ======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

                                           Total realized
                                           and unrealized
                               Beginning   (gains) losses                                                              Ending
                                balance   -----------------                                                           balance
                                 as of    Included                                                Transfer Transfer    as of
                               January 1,  in net  Included                                         into    out of  December 31,
(Amounts in millions)             2015      loss    in OCI  Purchases Sales Issuances Settlements Level 3  Level 3      2015
---------------------          ---------- -------- -------- --------- ----- --------- ----------- -------- -------- ------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1)/.........   $251.7    $22.8     $--       $--     $--   $ 30.6      $  --      $--      $--       $305.1
    Fixed index annuity
     embedded
     derivatives..............    270.2      7.1      --        --      --     65.8       (4.5)      --       --        338.6
    Indexed universal life
     embedded
     derivatives..............      6.7     (6.5)     --        --      --      9.8         --       --       --         10.0
                                 ------    -----     ---       ---     ---   ------      -----      ---      ---       ------
    Total policyholder
     account balances.........    528.6     23.4      --        --      --    106.2       (4.5)      --       --        653.7
                                 ------    -----     ---       ---     ---   ------      -----      ---      ---       ------
Derivative liabilities:
    Equity index options......       --      0.5      --        --      --       --       (0.2)      --       --          0.3
                                 ------    -----     ---       ---     ---   ------      -----      ---      ---       ------
    Total derivative
     liabilities..............       --      0.5      --        --      --       --       (0.2)      --       --          0.3
                                 ------    -----     ---       ---     ---   ------      -----      ---      ---       ------
Total Level 3 liabilities.....   $528.6    $23.9     $--       $--     $--   $106.2      $(4.7)     $--      $--       $654.0
                                 ======    =====     ===       ===     ===   ======      =====      ===      ===       ======

                               Total (gains)
                                   losses
                                included in
                                  net loss
                                attributable
                               to liabilities
(Amounts in millions)            still held
---------------------          --------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1)/.........     $26.3
    Fixed index annuity
     embedded
     derivatives..............       7.1
    Indexed universal life
     embedded
     derivatives..............      (6.5)
                                   -----
    Total policyholder
     account balances.........      26.9
                                   -----
Derivative liabilities:
    Equity index options......       0.5
                                   -----
    Total derivative
     liabilities..............       0.5
                                   -----
Total Level 3 liabilities.....     $27.4
                                   =====

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


                                           Total realized
                                           and unrealized
                               Beginning/  (gains) losses                                                              Ending
                                /balance  -----------------                                                           balance
                                 as of    Included                                                Transfer Transfer    as of
                               January 1,  in net  Included                                         into    out of  December 31,
(Amounts in millions)             2014      loss    in OCI  Purchases Sales Issuances Settlements Level 3  Level 3      2014
---------------------          ---------- -------- -------- --------- ----- --------- ----------- -------- -------- ------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1) /........   $ 82.8    $136.2    $--       $--     $--   $ 32.7      $  --      $--      $--       $251.7
    Fixed index annuity
     embedded
     derivatives..............    136.8      26.8     --        --      --    108.1       (1.5)      --       --        270.2
    Indexed universal life
     embedded
     derivatives..............      0.2       1.0     --        --      --      5.5         --       --       --          6.7
                                 ------    ------    ---       ---     ---   ------      -----      ---      ---       ------
    Total policyholder
     account balances.........    219.8     164.0     --        --      --    146.3       (1.5)      --       --        528.6
                                 ------    ------    ---       ---     ---   ------      -----      ---      ---       ------
Total Level 3 liabilities.....   $219.8    $164.0    $--       $--     $--   $146.3      $(1.5)     $--      $--       $528.6
                                 ======    ======    ===       ===     ===   ======      =====      ===      ===       ======

                               Total (gains)/
                                  /losses/
                                /included in
                                  net loss
                                attributable
                               to liabilities
(Amounts in millions)            still held
---------------------          ---------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1) /........     $137.9
    Fixed index annuity
     embedded
     derivatives..............       26.8
    Indexed universal life
     embedded
     derivatives..............        1.0
                                   ------
    Total policyholder
     account balances.........      165.7
                                   ------
Total Level 3 liabilities.....     $165.7
                                   ======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

   The following table presents the gains and losses included in net loss from liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value and the related income statement line item in which these gains and losses were presented for the years ended December 31:

(Amounts in millions)                                                               2016   2015   2014
---------------------                                                              ------  ----- ------
Total realized and unrealized (gains) losses included in net loss:
   Net investment income.......................................................... $   --  $  -- $   --
   Net investment (gains) losses..................................................  (59.1)  23.9  164.0
                                                                                   ------  ----- ------
       Total...................................................................... $(59.1) $23.9 $164.0
                                                                                   ======  ===== ======
Total (gains) losses included in net loss attributable to liabilities still held:
   Net investment income.......................................................... $   --  $  -- $   --
   Net investment (gains) losses..................................................  (53.5)  27.4  165.7
                                                                                   ------  ----- ------
       Total...................................................................... $(53.5) $27.4 $165.7
                                                                                   ======  ===== ======

   Purchases, sales, issuances and settlements represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily consists of purchases, sales and settlements of fixed maturity, equity and trading securities and purchases, issuances and settlements of derivative instruments.

   Issuances presented for GMWB embedded derivative liabilities are characterized as the change in fair value associated with the product fees recognized that are attributed to the embedded derivative to equal the expected future benefit costs upon issuance. Issuances for fixed index annuity and indexed universal life embedded derivative liabilities represent the amount of the premium received that is attributed to the value of the embedded

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

derivative. Settlements of embedded derivatives are characterized as the change in fair value upon exercising the embedded derivative instrument, effectively representing a settlement of the embedded derivative instrument. We have shown these changes in fair value separately based on the classification of this activity as effectively issuing and settling the embedded derivative instrument with all remaining changes in the fair value of these embedded derivative instruments being shown separately in the category labeled "included in net loss" in the tables presented above.

   The following table presents a summary of the significant unobservable inputs used for certain liability fair value measurements that are based on internal models and classified as Level 3 as of December 31, 2016:

                                                 Valuation
(Amounts in millions)                            technique    Fair value   Unobservable input        Range     Weighted-average
---------------------                         --------------- ---------- ---------------------   ------------- ----------------
Liabilities
    Policyholder account balances:
                                                                               Withdrawal
                                                                               utilization
                                                                                  rate             38% - 82%          63%
                                                                              Lapse rate//         --% - 15%          4%
                                                                             Non-performance
                                                                         risk/ /(credit spreads) 40bps - 85bps       73bps
       GMWB embedded                          Stochastic cash                 Equity index
        derivatives/(1)/.....................   flow model      $261.0         volatility          16% - 24%          21%
-------------------------------------------------------------------------------------------------------------------------------
       Fixed index annuity embedded            Option budget                 Expected future
        derivatives..........................     method        $341.0      interest credited      --% - 3%           2%
-------------------------------------------------------------------------------------------------------------------------------
       Indexed universal life embedded         Option budget                 Expected future
        derivatives..........................     method        $ 11.5      interest credited       3% - 9%           5%
-------------------------------------------------------------------------------------------------------------------------------

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

(15) Variable Interest and Securitization Entities

   VIEs are generally entities that have either a total equity investment that is insufficient to permit the entity to finance its activities without additional subordinated financial support or whose equity investors lack the characteristics of a controlling financial interest. We evaluate VIEs to determine whether we are the primary beneficiary and are required to consolidate the assets and liabilities of the entity. The determination of the primary beneficiary for a VIE can be complex and requires management judgment regarding the expected results of the entity and who directs the activities of the entity that most significantly impact the economic results of the VIE.

   (a) Asset Securitizations

   We have used former affiliates and third-party entities to facilitate asset securitizations. Disclosure requirements related to off-balance sheet arrangements encompass a broader array of arrangements than those at risk for consolidation. These arrangements include transactions with term securitization entities, as well as transactions with conduits that are sponsored by third parties.

   As of December 31, 2015, we had total securitized assets of $46.8 million of other assets that were not required to be consolidated. As a result of a clean-up call exercised on the securitization entities during 2016, we no longer have any involvement with securitized assets in other assets as of December 31, 2016.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   There has been no new asset securitization activity in 2016 or 2015.

(b) Securitization Entity Required To Be Consolidated

   For VIEs related to asset securitization transactions, we previously consolidated one securitization entity as a result of our involvement in the entity's design or having certain decision making ability regarding the assets held by the securitization entity. The securitization entity was designed to have significant limitations on the types of assets owned and the types and extent of permitted activities and decision making rights. The securitization entity that was consolidated was backed by commercial mortgage loans.

   For the commercial mortgage loan securitization entity, our primary economic interest represents the excess interest of the commercial mortgage loans and the subordinated notes of the securitization entity. During 2013, we exercised a clean up call and repurchased the loans and repaid the outstanding debt. Therefore, there was no activity in 2014, 2015 and 2016.

(16) Dividends and Capital Contributions

   Insurance companies are restricted by state regulations as to the aggregate amount of dividends they may pay to their parent in any consecutive 12-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with 30 days prior written notice within certain limits. The limits are generally based on the greater of 10% of the prior year surplus or prior year net gain from operations. Dividends in excess of the prescribed limits on our earned surplus require formal approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia. Any dividends in excess of limits are deemed "extraordinary" and require approval. Based on statutory results as of December 31, 2016, we are able to distribute $5.2 million in dividends in 2017 without obtaining regulatory approval. Based on statutory results as of December 31, 2016, we estimate our insurance subsidiaries could pay dividends of $25.4 million to us in 2017 without obtaining regulatory approval. However, our insurance subsidiaries may not pay dividends to us in 2017 at this level as they expect to retain capital for growth and to meet capital requirements.

   Our life insurance subsidiaries paid dividends of $80.4 million (none of which were deemed "extraordinary") and $8.3 million (none of which were deemed "extraordinary") during 2016 and 2014, respectively. Our life insurance subsidiaries did not pay any dividends during 2015.

   In 2015 and 2014, we declared and paid cash dividends of $40.5 million and $100.0 million, respectively, to GLIC.

   In 2015, we made cash capital contributions of $34.5 million to GLICNY.

(17) Supplemental Statutory Financial Data

   We file financial statements with state insurance regulatory authorities and the NAIC that are prepared on an accounting basis either prescribed or permitted by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income (loss) and stockholder's equity.

   Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by individual state insurance authorities. Our U.S. domiciled insurance subsidiaries

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

have no material permitted accounting practices, except for River Lake VI, River Lake VII, River Lake VIII, River Lake IX and River Lake X (the "SPFCs"). The permitted practices of the SPFCs were an essential element of their design and were expressly included in their plans of operation and in the licensing orders issued by their domiciliary state regulators. Accordingly, we believe that the permitted practices will remain in effect for so long as we maintain the SPFCs. The permitted practices were as follows:

  . River Lake IX and River Lake X were granted a permitted accounting practice from the State of Vermont to carry its excess of loss reinsurance agreement with The Canada Life Assurance Company and Hannover Life Reassurance Company Of America, respectively, as an admitted asset.

  . River Lake VII and River Lake VIII were granted a permitted accounting practice from the State of Vermont to carry their reserves on a basis similar to U.S. GAAP.

  . River Lake VI was granted a permitted accounting practice from the State of Delaware to carry its excess of loss reinsurance agreement with The Canada Life Assurance Company as an admitted asset.

   There was no impact from these permitted practices on our combined U.S. domiciled life insurance subsidiaries' statutory capital and surplus as of December 31, 2016. The impact of these permitted practices on our combined U.S. domiciled life insurance subsidiaries' statutory capital and surplus was $113.1 million as of December 31, 2015. If permitted practices had not been used, no regulatory event would have been triggered.

   The tables below include the combined statutory net income (loss) and statutory capital and surplus for GLAIC and our U.S. domiciled insurance subsidiaries for the periods indicated:

                                                                    Years ended December 31,
                                                                   -------------------------
(Amounts in millions)                                                2016     2015     2014
---------------------                                              -------  -------  -------
GLAIC and our life insurance subsidiaries, excluding captive life reinsurance subsidiaries........................................ $(276.2) $(284.5) $ 202.9
Captive life insurance subsidiaries...............................  (403.2)  (276.2)  (281.1)
                                                                   -------  -------  -------
   Combined statutory net loss.................................... $(679.4) $(560.7) $ (78.2)
                                                                   =======  =======  =======

                                                                          As of December 31,
                                                                          -----------------
(Amounts in millions)                                                       2016      2015
---------------------                                                     --------  --------
Combined statutory capital and surplus, excluding captive life insurance subsidiaries........................................................... $1,547.9  $1,704.8

   The statutory net loss from our captive life reinsurance subsidiaries relates to the reinsurance of term and universal life insurance statutory reserves assumed from GLAIC. These reserves are, in turn, funded through the issuance of surplus notes (non-recourse funding obligations) to third parties or secured by a third-party letter of credit. Accordingly, the combined statutory net loss and distributable income (loss) of GLAIC and our life insurance subsidiaries are not affected by the statutory net loss of the captives, except to the extent dividends are received from the captives. The combined statutory capital and surplus of GLAIC and our life insurance subsidiaries does not include the capital and surplus of our captive life reinsurance subsidiaries of $274.1 million and $671.2 million as of December 31, 2016 and 2015, respectively. Capital and surplus of our captive life reinsurance subsidiaries included surplus notes (non-recourse funding obligations) of Rivermont I as of December 31, 2016 and 2015 and River Lake I and River Lake II as of December 31, 2015, as further described in note 10.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The NAIC has adopted RBC requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset risk;
(ii) insurance risk; (iii) interest rate and equity market risk; and
(iv) business risk. The RBC formula is designated as an early warning tool for the states to identify possible undercapitalized companies for the purpose of initiating regulatory action. In the course of operations, management periodically monitors the RBC level of GLAIC and our subsidiaries. As of December 31, 2016 and 2015, GLAIC and each of our life insurance subsidiaries exceeded the minimum required RBC levels. The consolidated RBC ratio of our U.S. domiciled life insurance subsidiaries was approximately 564% and 596% of the company action level as of December 31, 2016 and 2015, respectively.

   As of December 31, 2016 and 2015, we established $65.2 million and $191.0 million, respectively, of additional statutory reserves resulting from updates to our universal life insurance products with secondary guarantees. In addition, we currently expect to record approximately $94.8 million of additional statutory reserves in each of the next two years.

   Prior to its dissolution in 2016, River Lake IV also prepared financial statements in accordance with local regulatory requirements in Bermuda. As of December 31, 2015, local statutory capital and surplus was $19.9 million. Local statutory net income (loss) was $55.4 million, $(0.8) million and $1.1 million for the years ended December 31, 2016, 2015 and 2014, respectively. The regulatory authorities in Bermuda generally established supervisory solvency requirements. River Lake IV had surplus levels that exceeded local solvency requirements by $19.4 million as of December 31, 2015.

(18) Segment Information

   We operate through two business segments: U.S. Life Insurance and Runoff. Our U.S. Life Insurance segment includes our life insurance and fixed deferred and immediate annuities. Our Runoff segment primarily includes variable annuities, variable life insurance, group variable annuities and institutional products. Corporate and Other activities include other corporate income and expenses not allocated to the segments.

   We use the same accounting policies and procedures to measure segment income
(loss) and assets as we use to measure our consolidated net income (loss) and assets. Segment income represents the basis on which the performance of our business is assessed by management.

   See note 1 for further discussion of our principal product lines within the aforementioned segments.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following is a summary of our segments and Corporate and Other activities as of or for the year ended December 31, 2016:

                                                               U.S. Life            Corporate
(Amounts in millions)                                          Insurance   Runoff   and Other Consolidated
---------------------                                          ---------  --------  --------- ------------
Premiums...................................................... $    13.2  $    0.4  $     --   $    13.6
Net investment income.........................................     655.8      21.7       9.0       686.5
Net investment gains (losses).................................      52.0     (10.6)    (14.5)       26.9
Policy fees and other income..................................   1,310.2     129.4       4.6     1,444.2
                                                               ---------  --------  --------   ---------
   Total revenues.............................................   2,031.2     140.9      (0.9)    2,171.2
                                                               ---------  --------  --------   ---------
Benefits and other changes in policy reserves.................   1,062.4      36.0        --     1,098.4
Interest credited.............................................     299.9       5.5        --       305.4
Acquisition and operating expenses, net of deferrals..........     493.9      43.6       5.1       542.6
Amortization of deferred acquisition costs and intangibles....     264.9      33.9        --       298.8
Interest expense..............................................      39.4        --      (0.2)       39.2
                                                               ---------  --------  --------   ---------
   Total benefits and expenses................................   2,160.5     119.0       4.9     2,284.4
                                                               ---------  --------  --------   ---------
Income (loss) before income taxes and equity in net income of
  unconsolidated subsidiary...................................    (129.3)     21.9      (5.8)     (113.2)
Provision (benefit) for income taxes..........................     (41.2)      2.8       3.8       (34.6)
                                                               ---------  --------  --------   ---------
Income (loss) before equity in net income of unconsolidated
  subsidiary..................................................     (88.1)     19.1      (9.6)      (78.6)
Equity in net income of unconsolidated subsidiary.............        --        --      37.5        37.5
                                                               ---------  --------  --------   ---------
Net income (loss)............................................. $   (88.1) $   19.1  $   27.9   $   (41.1)
                                                               =========  ========  ========   =========
Total assets.................................................. $23,549.9  $8,459.5  $1,229.2   $33,238.6
                                                               =========  ========  ========   =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following is a summary of our segments and Corporate and Other activities as of or for the year ended December 31, 2015:

                                                               U.S. Life            Corporate
(Amounts in millions)                                          Insurance   Runoff   and Other Consolidated
---------------------                                          ---------  --------  --------- ------------
Premiums...................................................... $   539.4  $    1.5  $     --   $   540.9
Net investment income.........................................     685.8      18.7       1.9       706.4
Net investment gains (losses).................................      (7.5)    (69.8)      2.5       (74.8)
Policy fees and other income..................................     653.4     146.3       4.4       804.1
                                                               ---------  --------  --------   ---------
   Total revenues.............................................   1,871.1      96.7       8.8     1,976.6
                                                               ---------  --------  --------   ---------
Benefits and other changes in policy reserves.................   1,159.8      36.0        --     1,195.8
Interest credited.............................................     313.3       5.6        --       318.9
Acquisition and operating expenses, net of deferrals..........     219.4      49.3       6.1       274.8
Amortization of deferred acquisition costs and intangibles....     633.5      36.6        --       670.1
Interest expense..............................................      94.4        --        --        94.4
                                                               ---------  --------  --------   ---------
   Total benefits and expenses................................   2,420.4     127.5       6.1     2,554.0
                                                               ---------  --------  --------   ---------
Income (loss) before income taxes and equity in net income of
  unconsolidated subsidiary...................................    (549.3)    (30.8)      2.7      (577.4)
Benefit for income taxes......................................    (193.9)    (15.8)     (1.5)     (211.2)
                                                               ---------  --------  --------   ---------
Income (loss) before equity in net income of unconsolidated
  subsidiary..................................................    (355.4)    (15.0)      4.2      (366.2)
Equity in net income of unconsolidated subsidiary.............        --        --      18.4        18.4
                                                               ---------  --------  --------   ---------
Net income (loss)............................................. $  (355.4) $  (15.0) $   22.6   $  (347.8)
                                                               =========  ========  ========   =========
Total assets.................................................. $25,927.9  $8,846.3  $1,477.2   $36,251.4
                                                               =========  ========  ========   =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following is a summary of our segments and Corporate and Other activities for the year ended December 31, 2014:

                                                               U.S. Life         Corporate
(Amounts in millions)                                          Insurance Runoff  and Other Consolidated
---------------------                                          --------- ------  --------- ------------
Premiums...................................................... $  627.8  $  3.4    $  --     $  631.2
Net investment income.........................................    675.2    19.1      0.3        694.6
Net investment gains (losses).................................     32.0   (60.7)     0.6        (28.1)
Policy fess and other income..................................    643.3   164.1      4.4        811.8
                                                               --------  ------    -----     --------
   Total revenues.............................................  1,978.3   125.9      5.3      2,109.5
                                                               --------  ------    -----     --------
Benefits and other changes in policy reserves.................  1,097.8    35.6       --      1,133.4
Interest credited.............................................    306.7     6.6       --        313.3
Acquisition and operating expenses, net of deferrals..........    221.3    55.1      5.6        282.0
Amortization of deferred acquisition costs and intangibles....    144.2    47.7       --        191.9
Goodwill impairment...........................................    303.9      --       --        303.9
Interest expense..............................................     90.0      --     (0.5)        89.5
                                                               --------  ------    -----     --------
   Total benefits and expenses................................  2,163.9   145.0      5.1      2,314.0
                                                               --------  ------    -----     --------
Income (loss) before income taxes and equity in net income of
  unconsolidated subsidiary...................................   (185.6)  (19.1)     0.2       (204.5)
Provision (benefit) for income taxes..........................     44.5   (23.5)    (9.5)        11.5
                                                               --------  ------    -----     --------
Income (loss) before equity in net income of unconsolidated
  subsidiary..................................................   (230.1)    4.4      9.7       (216.0)
Equity in net income of unconsolidated subsidiary                    --      --      1.2          1.2
                                                               --------  ------    -----     --------
Net income (loss)............................................. $ (230.1) $  4.4    $10.9     $ (214.8)
                                                               ========  ======    =====     ========

(19) Commitments and Contingencies

   (a) Litigation and Regulatory Matters

   We face the risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are, have been, or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products and recommending unsuitable products to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts which may remain unknown for substantial periods of time. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships and securities lawsuits. In addition, we are also subject to various regulatory inquiries, such as information requests, subpoenas, books and record examinations and market conduct and financial examinations from state, federal and international regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition or results of operations.

   In Lehman Brothers Special Financing, Inc. v. Bank of America National Association, et al, in U.S. Bankruptcy Court, Southern District of New York, Lehman Brothers Special Financing, Inc. ("LBSF") seeks to recover from GLAIC, as a noteholder defendant, sums it received from a collateralized debt obligation ("CDO") note following the bankruptcy of Lehman Brothers Holdings, Inc. ("LBHI"), alleging that GLAIC and other unrelated noteholders (the "Defendant Group") were not entitled to the amounts received. On June 28, 2016, the court granted GLAIC's motion to dismiss. The court's order became final and appealable on January 24, 2017. LBSF filed a notice of appeal on February 6, 2017. We intend to vigorously defend the dismissal of the action.

   The West Virginia treasurer's office sued GLIC, GLAIC as well as other life insurers licensed in West Virginia regarding alleged violations of unclaimed property requirements for West Virginia policies. GLIC and GLAIC elected to participate in the early alternative dispute resolution procedure outlined in the trial court's post remand case management order and a first meeting to mediate the matter was held on February 1, 2017. Additionally, other state regulators have made inquiries on this topic. In particular, GLIC, GLAIC and GLICNY are currently being examined by Delaware's Department of Finance, which has retained a third-party firm, Kelmar, to examine GLAIC, GLIC and GLICNY and Genworth. There have been other inquiries on this topic from state regulators. We continue to cooperate with respect to these reviews, exams and investigations as appropriate.

   At this time, we cannot determine or predict the ultimate outcome of any of the pending legal and regulatory matters specifically identified above or the likelihood of potential future legal and regulatory matters against us. Except as disclosed above, we also are not able to provide an estimate or range of reasonably possible losses related to these matters. Therefore, we cannot ensure that the current investigations and proceedings will not have a material adverse effect on our business, financial condition or results of operations. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to additional unrelated investigations and lawsuits. Increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operations.

   (b) Commitments

   As of December 31, 2016, we were committed to fund $6.0 million in limited partnership investments, $21.9 million in U.S. commercial mortgage loan investments and $13.1 million in private placement investments.

   (c) Guarantees

   We guaranteed the payment of certain structured settlement benefits sold by Assigned Settlement, Inc., our wholly-owned subsidiary, from March 2004 through December 2005 which was funded by products of our parent and one of our affiliates. The structured settlement reserves related to this guarantee were $249.5 million as of December 31, 2016.

(20) Investment in Unconsolidated Subsidiary

   Our investment in GLICNY is recorded under the equity method of accounting. As of December 31, 2016 and 2015, the carrying value of our investment in GLICNY was $672.4 million and $613.1 million, respectively, and was included in other invested assets.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The tables below provide summarized financial information for GLICNY:

                                            As of December 31,
                                            -------------------
                (Amounts in millions)         2016      2015
                ---------------------       --------- ---------
                Total assets............... $11,762.3 $11,534.0
                Total liabilities.......... $ 9,813.3 $ 9,757.0
                Total stockholders' equity. $ 1,949.0 $ 1,777.0

                                          Years ended December 31,
                                          ------------------------
                  (Amounts in millions)    2016     2015    2014
                  ---------------------    ------  ------  ------
                  Net investment income.. $326.8   $321.1  $324.1
                  Total revenues......... $635.2   $564.0  $586.1
                  Net income............. $108.7   $ 53.3  $  3.6

(21) Changes in Accumulated Other Comprehensive Income (Loss)

   The following tables show the changes in accumulated other comprehensive income (loss), net of taxes, by component as of and for the periods indicated:

                                              Net
                                           unrealized
                                           investment    Derivatives
                                             gains      qualifying as
   (Amounts in millions)                  (losses)/(1)/  hedges/(2)/   Total
   ---------------------                  ------------  ------------- ------
   Balances as of January 1, 2016........    $177.7         $68.3     $246.0
      OCI before reclassifications.......      64.2           6.0       70.2
      Amounts reclassified from (to) OCI.       0.2          (1.8)      (1.6)
                                             ------         -----     ------
      Current period OCI.................      64.4           4.2       68.6
                                             ------         -----     ------
   Balances as of December 31, 2016......    $242.1         $72.5     $314.6
                                             ======         =====     ======

--------
/(1) /Net of adjustments to DAC, PVFP, sales inducements and benefit reserves.
     See note 3 for additional information.
/(2) /See note 4 for additional information.

                                             Net
                                          unrealized
                                          investment    Derivatives
                                            gains      qualifying as
  (Amounts in millions)                  (losses)/(1)/  hedges/(2)/   Total
  ---------------------                  ------------  ------------- -------
  Balances as of January 1, 2015........   $ 400.6         $63.6     $ 464.2
     OCI before reclassifications.......    (216.2)          5.3      (210.9)
     Amounts reclassified from (to) OCI.      (6.7)         (0.6)       (7.3)
                                           -------         -----     -------
     Current period OCI.................    (222.9)          4.7      (218.2)
                                           -------         -----     -------
  Balances as of December 31, 2015......   $ 177.7         $68.3     $ 246.0
                                           =======         =====     =======

--------
/(1) /Net of adjustments to DAC, PVFP, sales inducements and benefit reserves.
     See note 3 for additional information.
/(2) /See note 4 for additional information.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


                                             Net
                                          unrealized
                                          investment    Derivatives
                                            gains       qualifying
  (Amounts in millions)                  (losses)/(1)/ as hedges/(2)/  Total
  ---------------------                  ------------  -------------  ------
  Balances as of January 1, 2014........    $154.4         $19.5      $173.9
     OCI before reclassifications.......     260.8          44.1       304.9
     Amounts reclassified from (to) OCI.     (14.6)           --       (14.6)
                                            ------         -----      ------
     Current period OCI.................     246.2          44.1       290.3
                                            ------         -----      ------
  Balances as of December 31, 2014......    $400.6         $63.6      $464.2
                                            ======         =====      ======

--------
/(1) /Net of adjustments to DAC, PVFP, sales inducements and benefit reserves.
     See note 3 for additional information.
/(2) /See note 4 for additional information.

The following table shows reclassifications out of accumulated other comprehensive income (loss), net of taxes, for the periods presented:

                                           Amount reclassified from accumulated
                                           other comprehensive income (loss)
                                           ------------------------------------
                                           Years ended December 31,                  Affected line item in the
                                           ------------------------------------       consolidated statements
(Amounts in millions)                       2016        2015         2014                  of operations
---------------------                        -----       ------       ------    -------------------------------------
Net unrealized investment (gains) losses:
   Unrealized (gains) losses on
     investments/(1)/..................... $ 0.3       $(10.3)      $(22.4)        Net investment (gains) losses
   (Provision) benefit for income taxes...  (0.1)         3.6          7.8      (Provision) benefit for income taxes
                                             -----       ------       ------
   Total.................................. $ 0.2       $ (6.7)      $(14.6)
                                             =====       ======       ======
Derivatives qualifying as hedges:
   Investment in unconsolidated                                                       Equity in net income of
     subsidiary........................... $(2.7)      $ (0.9)      $ (0.2)          unconsolidated subsidiary
   (Provision) benefit for income taxes...   0.9          0.3          0.2      (Provision) benefit for income taxes
                                             -----       ------       ------
   Total.................................. $(1.8)      $ (0.6)      $   --
                                             =====       ======       ======

--------
/(1)/Amounts exclude adjustments to DAC, PVFP, sales inducements and benefit reserves.

(22) Sale of Business

   In 2016, Genworth completed the sale of its term life insurance new business platform to Pacific Life Insurance Company. The sale primarily included a building we owned in Lynchburg, Virginia and software. We received cash proceeds of $18.0 million and recorded a pre-tax gain of approximately
$1.0 million related to this sale.